  As filed with the U.S. Securities and Exchange Commission on April 25, 2007
                           Registration No. 333-88748
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.8 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 21 [X]

        John Hancock Life Insurance Company (U.S.A.) SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                 John Hancock Life Insurance Company (U.S.A.)
                              (Name of Depositor)

                              197 Clarendon Street
                               Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                 John Hancock Life Insurance Company (U.S.A.)
                             U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                          Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                         Prospectus dated May 1, 2007

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                              SEPARATE ACCOUNT A

                                 VUL Protector
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index A
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Company Value
Special Value
Mid Cap Value
Value
All Cap Value
500 Index
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income
Equity-Income
American Blue Chip Income & Growth
Income & Value
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Core Bond
Active Bond
U.S. Government Securities
Money Market
Lifestyle Aggressive
Lifestyle Growth

Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

                            * * * * * * * * * * * *

   The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Protector 5/2007

                               TABLE OF CONTENTS

                                                                       PAGE NO.
                                                                       --------
 SUMMARY OF BENEFITS AND RISKS........................................
    Benefits..........................................................
    Risks.............................................................
 FEE TABLES...........................................................
 TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS...............
 POLICY SUMMARY.......................................................
    General...........................................................
    Death Benefits....................................................
    Optional Term Rider...............................................
    Return of Premium Rider...........................................
    Premiums..........................................................
    Policy Value......................................................
    Policy Loans......................................................
    Surrender and Partial Withdrawals.................................
    Lapse and Reinstatement...........................................
    Charges and Deductions............................................
    Investment Options and Investment Subadvisers.....................
    Investment Management Fees and Expenses...........................
 GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE
   ACCOUNT............................................................
    John Hancock USA..................................................
    Ratings...........................................................
    The Separate Account..............................................
 ISSUING A POLICY.....................................................
    Requirements......................................................
    Minimum Initial Face Amount.......................................
    Backdating a Policy...............................................
    Temporary Insurance Agreement.....................................
    Right to Examine the Policy.......................................
    Life Insurance Qualification......................................
 DEATH BENEFITS.......................................................
    Death Benefit Options.............................................
    Changing the Death Benefit Option.................................
    Changing the Face Amount..........................................
 PREMIUM PAYMENTS.....................................................
    Initial Premiums..................................................
    Subsequent Premiums...............................................
    Maximum Premium Limitation........................................
    Premium Allocation................................................
 CHARGES AND DEDUCTIONS...............................................
    Premium Charge....................................................
    Surrender Charges.................................................
    Monthly Charges...................................................
    Charges for Transfers.............................................
    Investment Management Fees and Expenses...........................
    Reduction in Charges..............................................
 SPECIAL PROVISIONS FOR EXCHANGES.....................................
 COMPANY TAX CONSIDERATIONS...........................................

                                                                       PAGE NO.
                                                                       --------
 POLICY VALUE.........................................................
    Determination of the Policy Value.................................
    Units and Unit Values.............................................
    Transfers of Policy Value.........................................
 POLICY LOANS.........................................................
    Effect of Policy Loans............................................
    Interest Charged on Policy Loans..................................
    Loan Account......................................................
 POLICY SURRENDER AND PARTIAL WITHDRAWALS.............................
    Policy Surrender..................................................
    Partial Withdrawals...............................................
 LAPSE AND REINSTATEMENT..............................................
    Lapse.............................................................
    No-Lapse Guarantee................................................
    Reinstatement.....................................................
 THE GENERAL ACCOUNT..................................................
    Fixed Account.....................................................
 OTHER PROVISIONS OF THE POLICY.......................................
    Return of Premium Death Benefit Rider.............................
    Policy owner Rights...............................................
    Beneficiary.......................................................
    Incontestability..................................................
    Misstatement of Age or Sex........................................
    Suicide Exclusion.................................................
    Supplementary Benefits............................................
 TAX TREATMENT OF THE POLICY..........................................
 OTHER INFORMATION....................................................
    Payment of Proceeds...............................................
    Reports to Policy owners..........................................
    Distribution of the Policies......................................
    Responsibilities of John Hancock USA..............................
    Voting Rights.....................................................
    Substitution of Portfolio Shares..................................
    Records and Accounts..............................................
    State Regulation..................................................
    Financial Statements..............................................
    Further Information...............................................
    Optional Benefits.................................................
    Additional Information for Owners of Policies Issued in Maryland..
 APPENDIX A: DEFINITIONS..............................................

   This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

   The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

   Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus.

                         SUMMARY OF BENEFITS AND RISKS

Benefits

   Some of the benefits of purchasing the policy are described below.

   DEATH BENEFIT PROTECTION. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

   ACCESS TO YOUR POLICY VALUES. Your Variable life insurance policy offers access to your policy value through policy loans, policy surrender and partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

   TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, policy value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

   INVESTMENT OPTIONS. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your policy value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

   FLEXIBILITY. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

   Some of the risks of purchasing the policy are described below.

   FLUCTUATING INVESTMENT PERFORMANCE. Policy values invested in a sub-account are not guaranteed and policy values increase and decrease according to investment performance. You assume the investment risk of policy values allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating policy values to any sub-accounts.

   UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

   POLICY LAPSE. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the policy value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if excessive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your policy value and increase the risk of lapse.

   DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

   ADVERSE CONSEQUENCES OF EARLY SURRENDER. Surrender charges will be assessed if you surrender your policy in the first 10 years from the purchase of the policy or an increase in Face Amount. Depending on the amount of premium paid and the policy value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.

   ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

                                  FEE TABLES

   The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

                                            TRANSACTION FEES
---------------------------------------------------------------------------------------------------------
            CHARGE                 WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
------------------------------- ----------------------------- -------------------------------------------

MAXIMUM SALES CHARGE Imposed on Upon receipt of premium       10% of each premium paid during the
Premium (Load)                                                first 5 Policy Years*

MAXIMUM SURRENDER CHARGE (Load) Upon withdrawal, surrender or The maximum Surrender Charge for any
                                Policy lapse                  Policy per $1000 of Face Amount is
                                                              $58.20**

Transfer Fees                   Upon transfer                 $25 (only applies to transfers in excess of
                                                              12 in a Policy Year)

Dollar Cost Averaging           Upon transfer                 Guaranteed $5.00

                                                              Current $0.00

Asset Allocation Balancer       Upon transfer                 Guaranteed $15.00

                                                              Current $0.00

--------
*   2% thereafter (on a non-guaranteed basis in the State of New Jersey)
** A Surrender Charge is applicable for 10 Policy Years from the Policy Date or an increase in Face Amount and is based on the Face Amount of the Policy.

   The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios, which are the underlying variable investment options for your policy.

                                  CHARGES OTHER THAN THOSE OF THE PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
           CHARGE            WHEN CHARGE IS DEDUCTED       AMOUNT DEDUCTED
---------------------------- ----------------------- ---------------------------

Cost of Insurance*                   Monthly         Minimum and Maximum         The possible range of the cost
                                                     Charge                      of insurance is from $0.00 to
                                                                                 $83.33 per $1,000 of the net
                                                                                 amount at risk.

                                                     Charge for a Representative $0.40 per $1,000 of the net
                                                     Policyowner (a 55 year old  amount at risk
                                                     preferred non-smoking male)

COST OF INSURANCE (Contracts         Monthly         Minimum and Maximum         The possible range of the cost
with Optional Term Rider*)                           Charge                      of insurance is from $0.00 to
                                                                                 $83.33 per $1,000 of the net
                                                                                 amount at risk

                                                     Charge for a Representative $0.20 per $1000 of the net
                                                     Policyowner (a 55 year old  amount at risk
                                                     preferred non smoking male)

Cost of Insurance(Contracts with Monthly  Minimum and Maximum         The possible range of the
Return of Premium Rider*)                 Charge                      cost of insurance is from
                                                                      $0.00 to $83.33 per $1,000
                                                                      of the net amount at risk

                                          Charge for a Representative $0.40 per $1,000 of the net
                                          Policyowner (a 55 year old  amount at risk
                                          preferred non-smoking
                                          male)

Mortality and Expense Risks      Monthly  In Policy Years 1-15 the
Charge                                    charge is 0.10% monthly**

Administration Fees              Monthly  $15 per Policy Month in
                                          each Policy Year

Loan Interest Rate (Net)                  1.25%***
                                 Annually

--------
* The cost of insurance (including the charge for the Return of Premium Rider) varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
**  Thereafter the charge is 0.03% monthly.
*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis.

   The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio's average net assets for 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolios.

                  ANNUAL OPERATING EXPENSE OF THE PORTFOLIOS
              (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
                                                                MINIMUM MAXIMUM
-                                                               ------- -------
Expenses that are deducted from the portfolio assets,
  including advisory fees, Rule 12b-1 fees and other expenses..  0.49%   1.62%

   The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolio.

PORTFOLIO ANNUAL EXPENSES

                                                                        TOTAL
                                         MANAGEMENT            OTHER    ANNUAL
PORTFOLIO                                   FEES    12B-1FEES EXPENSES EXPENSES
---------                                ---------- --------- -------- --------
Science & Technology/A/.................    1.05%     0.05%     0.08%    1.18%
Emerging Markets Value/B/...............    0.96%     0.05%     0.16%    1.17%
Pacific Rim.............................    0.80%     0.05%     0.22%    1.07%
Health Sciences/A/......................    1.05%     0.05%     0.09%    1.19%
Emerging Growth/C/......................    0.80%     0.05%     0.77%    1.62%
Emerging Small Company/D/...............    0.97%     0.05%     0.05%    1.07%
Small Cap...............................    0.85%     0.05%     0.06%    0.96%
Small Cap Index.........................    0.48%     0.05%     0.04%    0.57%
Dynamic Growth/D/.......................    0.90%     0.05%     0.06%    1.01%
Mid Cap Stock...........................    0.84%     0.05%     0.04%    0.93%
Natural Resources.......................    1.00%     0.05%     0.06%    1.11%
All Cap Growth..........................    0.85%     0.05%     0.05%    0.95%
Financial Services......................    0.82%     0.05%     0.04%    0.91%
International Opportunities.............    0.89%     0.05%     0.13%    1.07%
International Small Cap.................    0.92%     0.05%     0.19%    1.16%
International Equity Index A/E/.........    0.54%     0.05%     0.02%    0.61%
American International/F/...............    0.50%     0.60%     0.08%    1.18%

                                                                        TOTAL
                                         MANAGEMENT            OTHER    ANNUAL
PORTFOLIO                                   FEES    12B-1FEES EXPENSES EXPENSES
---------                                ---------- --------- -------- --------
International Value.....................    0.82%     0.05%     0.11%    0.98%
International Core......................    0.89%     0.05%     0.10%    1.04%
Quantitative Mid Cap/B/.................    0.74%     0.05%     0.13%    0.92%
Mid Cap Index...........................    0.48%     0.05%     0.04%    0.57%
Mid Cap Intersection/B/.................    0.87%     0.05%     0.07%    0.99%
Global/C/...............................    0.82%     0.05%     0.14%    1.01%
Capital Appreciation....................    0.75%     0.05%     0.03%    0.83%
American Growth/F/......................    0.32%     0.60%     0.05%    0.97
U.S. Global Leaders Growth..............    0.69%     0.05%     0.03%    0.77%
Quantitative All Cap....................    0.71%     0.05%     0.05%    0.81%
All Cap Core............................    0.78%     0.05%     0.05%    0.88%
Total Stock Market Index................    0.49%     0.05%     0.03%    0.57%
Blue Chip Growth/A/.....................    0.81%     0.05%     0.02%    0.88%
U.S. Large Cap..........................    0.83%     0.05%     0.03%    0.91%
Core Equity.............................    0.78%     0.05%     0.05%    0.88%

                                                                        TOTAL
                                         MANAGEMENT            OTHER    ANNUAL
PORTFOLIO                                   FEES    12B-1FEES EXPENSES EXPENSES
---------                                ---------- --------- -------- --------
Large Cap Value/D/......................    0.82%     0.05%     0.08%    0.95%
Classic Value...........................    0.80%     0.05%     0.11%    0.96%
Utilities...............................    0.83%     0.05%     0.12%    1.00%
Real Estate Securities..................    0.70%     0.05%     0.03%    0.78%
Small Cap Opportunities.................    0.99%     0.05%     0.03%    1.07%
Small Company Value/A/..................    1.02%     0.05%     0.05%    1.12%
Special Value/D/E/......................    0.97%     0.05%     0.07%    1.09%
Mid Cap Value...........................    0.86%     0.05%     0.04%    0.95%
Value...................................    0.74%     0.05%     0.05%    0.84%
All Cap Value...........................    0.82%     0.05%     0.05%    0.92%
500 Index...............................    0.46%     0.05%     0.03%    0.54%
500 Index B/C (NAV Class)/..............    0.46%     0.00%     0.03%    0.49%
Fundamental Value.......................    0.77%     0.05%     0.04%    0.86%
U.S. Core...............................    0.76%     0.05%     0.06%    0.87%
Large Cap/D/............................    0.72%     0.05%     0.01%    0.78%
Quantitative Value......................    0.68%     0.05%     0.05%    0.78%
American Growth-Income/F/...............    0.27%     0.60%     0.04%    0.91%
Equity-Income...........................    0.81%     0.05%     0.03%    0.89%
American Blue Chip Income & Growth/F/...    0.42%     0.60%     0.05%    1.07%
Income & Value..........................    0.79%     0.05%     0.07%    0.91%
PIMCO VIT All Asset/G/..................    0.79%     0.25%     0.45%    1.49%
Global Allocation.......................    0.85%     0.05%     0.13%    1.03%
High Yield..............................    0.66%     0.05%     0.05%    0.76%
U.S. High Yield Bond....................    0.73%     0.05%     0.02%    0.80%
Strategic Bond..........................    0.68%     0.05%     0.07%    0.80%
Strategic Income........................    0.71%     0.05%     0.14%    0.90%
Global Bond.............................    0.70%     0.05%     0.10%    0.85%
Investment Quality Bond.................    0.60%     0.05%     0.07%    0.72%
Total Return............................    0.70%     0.05%     0.06%    0.81%
American Bond/F/........................    0.41%     0.60%     0.04%    1.05%
Real Return Bond/H/.....................    0.70%     0.05%     0.07%    0.82%
Core Bond...............................    0.67%     0.05%     0.12%    0.84%
Active Bond.............................    0.60%     0.05%     0.04%    0.69%
U.S. Government Securities/D/...........    0.61%     0.05%     0.08%    0.74%
Money Market............................    0.48%     0.05%     0.03%    0.56%
Lifestyle Aggressive/E/.................    0.94%     0.05%     0.02%    1.01%
Lifestyle Growth/E/.....................     .91%     0.05%     0.01%     .97%
Lifestyle Balanced/E/...................    0.88%     0.05%     0.01%    0.94%
Lifestyle Moderate/E/...................    0.85%     0.05%     0.02%    0.92%
Lifestyle Conservative/E/...............    0.82%     0.05%     0.02%    0.89%

--------
/A/ The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage reduction will be as follows:

                                                     FEE REDUCTION
 COMBINED AVERAGE DAILY NET ASSETS OF     (AS A PERCENTAGE OF THE MANAGEMENT
 THE T. ROWE PORTFOLIOS                                  FEE)
 ------------------------------------    -------------------------------------
           First $750 million                            0.00%
           Next $750 million                             5.0%
           Next $1.5 billion                             7.5%
            Over $3 billion                              10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

/B/ For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.
/C/ The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual
      Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the 500 Index B, Emerging Growth, and Global portfolios would be 0.22%, 0.28%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.25%, 1.10%, and 1.01% respectively.
/D/ The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.
/E/ The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index A and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle
      Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.60%, 1.07%, 0.11%, 0.10%, 0.11%, 0.10%, and
      0.11%, respectively.
/F/ The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.
/G/ "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.
/H/ The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolios.

            TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

   When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

   The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

   The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

       The portfolios available under the policies are as follows:

PORTFOLIO                         PORTFOLIO MANAGER                   INVESTMENT DESCRIPTION
---------                      ------------------------ ---------------------------------------------------

Science & Technology           T. Rowe Price            Seeks long-term growth of capital by investing,
                               Associates, Inc. and     under normal market conditions, at least 80% of
                               RCM Capital              its net assets (plus any borrowings for investment
                               Management LLC           purposes) in common stocks of companies
                                                        expected to benefit from the development,
                                                        advancement, and use of science and technology.
                                                        Current income is incidental to the portfolio's
                                                        objective.

Emerging Markets Value         Dimensional Fund         Seeks long-term capital appreciation by investing
                               Advisors                 at least 80% of its net assets in companies
                                                        associated with emerging markets.

Pacific Rim                    MFC Global Investment    Seeks long-term growth of capital by investing in
                               Management (U.S.A.)      a diversified portfolio that is comprised primarily
                               Limited                  of common stocks and equity-related securities of
                                                        corporations domiciled in countries in the Pacific
                                                        Rim region.

Health Sciences                T. Rowe Price            Seeks long-term capital appreciation by investing,
                               Associates, Inc.         under normal market conditions, at least 80% of
                                                        its net assets (plus any borrowings for investment
                                                        purposes) in common stocks of companies
                                                        engaged in the research, development, production,
                                                        or distribution of products or services related to
                                                        health care, medicine, or the life sciences.

Emerging Growth                MFC Global Investment    Seeks superior long-term rates of return through
                               Management (U.S.), LLC   capital appreciation by investing, under normal
                                                        circumstances, primarily in high quality securities
                                                        and convertible instruments of small-cap U.S.
                                                        companies.

Emerging Small Company         RCM Capital              Seeks long-term growth of capital by investing,
                               Management LLC           under normal market conditions, at least 80% of
                                                        its net assets (plus any borrowings for investment
                                                        purposes) in common stock equity securities of
                                                        companies with market capitalizations that
                                                        approximately match the range of capitalization of
                                                        the Russell 2000 Index* at the time of purchase.

Small Cap                      Independence             Seeks maximum capital appreciation consistent
                               Investments LLC          with reasonable risk to principal by investing,
                                                        under normal market conditions, at least 80% of
                                                        its net assets in equity securities of companies
                                                        whose market capitalization is under $2 billion.

Small Cap Index                MFC Global Investment    Seeks to approximate the aggregate total return of
                               Management (U.S.A.)      a small-cap U.S. domestic equity market index by
                               Limited                  attempting to track the performance of the Russell
                                                        2000 Index.*

Dynamic Growth                 Deutsche Investment      Seeks long-term growth of capital by investing in
                               Management Americas,     stocks and other equity securities of medium-sized
                               Inc.                     U.S. companies with strong growth potential.

Mid Cap Stock                  Wellington Management    Seeks long-term growth of capital by investing
                               Company, LLP             primarily in equity securities of mid-size
                                                        companies with significant capital appreciation
                                                        potential.

Natural Resources              Wellington Management    Seeks long-term total return by investing, under
                               Company, LLP             normal market conditions, primarily in equity and
                                                        equity-related securities of natural resource-
                                                        related companies worldwide.

All Cap Growth                 AIM Capital              Seeks long-term capital appreciation by investing
                               Management, Inc.         the portfolio's assets, under normal market
                                                        conditions, principally in common stocks of
                                                        companies that are likely to benefit from new or
                                                        innovative products, services or processes, as well
                                                        as those that have experienced above average,
                                                        long-term growth in earnings and have excellent
                                                        prospects for future growth.

Financial Services             Davis Selected Advisers, Seeks growth of capital by investing primarily in
                               L.P.                     common stocks of financial companies. During
                                                        normal market conditions, at least 80% of the
                                                        portfolio's net assets (plus any borrowings for
                                                        investment purposes) are invested in companies
                                                        that are principally engaged in financial services.

International Opportunities    Marsico Capital          Seeks long-term growth of capital by investing,
                               Management, LLC          under normal market conditions, at least 65% of
                                                        its assets in common stocks of foreign companies
                                                        that are selected for

PORTFOLIO                         PORTFOLIO MANAGER                    INVESTMENT DESCRIPTION
---------                      ------------------------ ----------------------------------------------------
                                                        their long-term growth potential. The portfolio
                                                        may invest in companies of any size throughout
                                                        the world. The portfolio normally invests in
                                                        issuers from at least three different countries not
                                                        including the U.S. The portfolio may invest in
                                                        common stocks of companies operating in
                                                        emerging markets.

International Small Cap        Templeton Investment     Seeks capital appreciation by investing primarily
                               Counsel, LLC             in the common stock of companies located outside
                                                        the U.S., which have total stock market
                                                        capitalization or annual revenues of $4 billion or
                                                        less.

International Equity Index A   SSgA Funds               Seeks to track the performance of broad-based
                               Management, Inc.         equity indices of foreign companies in developed
                                                        and emerging markets by attempting to track the
                                                        performance of the MSCI All Country World ex-
                                                        US Index*. (Series I shares are available for sale
                                                        to contracts purchased prior to May 13, 2002;
                                                        Series II shares are available for sale to contracts
                                                        purchased on or after May 13, 2002).

American International         Capital Research         Seeks to make the shareholders' investment grow
                               Management Company       by investing all of its assets in the master fund,
                               (adviser to the American Class 2 shares of the International Fund, a series
                               Funds Insurance Series)  of American Funds Insurance Series. The
                                                        International Fund invests primarily in common
                                                        stocks of companies located outside the United
                                                        States.

International Value            Templeton Investment     Seeks long-term growth of capital by investing,
                               Counsel, LLC             under normal market conditions, primarily in
                                                        equity securities of companies located outside the
                                                        U.S., including emerging markets.

International Core             Grantham, Mayo, Van      Seeks high total return by investing typically in a
                               Otterloo & Co. LLC       diversified portfolio of equity investments from
                                                        developed markets other than the U.S.

Quantitative Mid Cap           MFC Global Investment    Seeks long-term growth of capital by investing,
                               Management (U.S.A.)      under normal market conditions, at least 80% of
                               Limited                  its total assets (plus any borrowings for investment
                                                        purposes) in U.S. mid-cap stocks, convertible
                                                        preferred stocks, convertible bonds and warrants.

Mid Cap Index                  MFC Global Investment    Seeks to approximate the aggregate total return of
                               Management (U.S.A.)      a mid-cap U.S. domestic equity market index by
                               Limited                  attempting to track the performance of the S&P
                                                        Mid Cap 400 Index*.

Mid Cap Intersection           Wellington Management    Seeks long- term growth of capital by investing in
                               Company, LLP             equity securities of medium size companies with
                                                        significant capital appreciation potential.

Global                         Templeton Global         Seeks long-term capital appreciation by investing,
                               Advisors Limited         under normal market conditions, at least 80% of
                                                        its net assets (plus any borrowings for investment
                                                        purposes) in equity securities of companies
                                                        located anywhere in the world, including
                                                        emerging markets.

Capital Appreciation           Jennison Associates LLC  Seeks long-term capital growth by investing at least 65% of its total assets in equity-related
                                                        securities of companies that exceed $1 billion in
                                                        market capitalization and that the subadviser
                                                        believes have above-average growth prospects.
                                                        These companies are generally medium-to-large
                                                        capitalization companies.

American Growth                Capital Research         Seeks to make the shareholders' investment grow
                               Management Company       by investing all of its assets in the master fund,
                               (adviser to the American Class 2 shares of the Growth Fund, a series of
                               Funds Insurance Series)  American Funds Insurance Series. The Growth
                                                        Fund invests primarily in common stocks of
                                                        companies that appear to offer superior
                                                        opportunities for growth of capital. The Growth
                                                        Fund may also invest up to 15% of its assets in
                                                        equity securities of issuers domiciled outside the
                                                        U.S. and Canada and not included in the S&P 500
                                                        Index.

U.S. Global Leaders Growth     Sustainable Growth       Seeks long-term growth of capital by investing,
                               Advisers, L.P.           under normal market conditions, primarily in
                                                        common stocks of "U.S. Global Leaders".

Quantitative All Cap           MFC Global Investment    Seeks long-term growth of capital by investing,
                               Management (U.S.A.)      under normal circumstances, primarily in equity
                               Limited                  securities of U.S. companies. The portfolio will
                                                        generally focus on equity

PORTFOLIO                         PORTFOLIO MANAGER                   INVESTMENT DESCRIPTION
---------                      ----------------------- -----------------------------------------------------
                                                       securities of U.S. companies across the three
                                                       market capitalization ranges of large, mid and
                                                       small.

All Cap Core                   Deutsche Investment     Seeks long-term growth of capital by investing
                               Management Americas     primarily in common stocks and other equity
                               Inc.                    securities within all asset classes (small, mid and
                                                       large cap) of those within the Russell 3000 Index*.

Total Stock Market Index       MFC Global Investment   Seeks to approximate the aggregate total return of
                               Management (U.S.A.)     a broad U.S. domestic equity market index by
                               Limited                 attempting to track the performance of the Dow
                                                       Jones Wilshire 5000 Index*.

Blue Chip Growth               T. Rowe Price           Seeks to achieve long-term growth of capital
                               Associates, Inc.        (current income is a secondary objective) by
                                                       investing, under normal market conditions, at least
                                                       80% of the portfolio's total assets in the common
                                                       stocks of large and medium-sized blue chip growth
                                                       companies.

U.S. Large Cap                 Capital Guardian Trust  Seeks long-term growth of capital and income by
                               Company                 investing the portfolio's assets, under normal
                                                       market conditions, primarily in equity and equity-
                                                       related securities of companies with market
                                                       capitalization greater than $500 million.

Core Equity                    Legg Mason Capital      Seeks long-term capital growth by investing, under
                               Management, Inc.        normal market conditions, primarily in equity
                                                       securities that, in the subadviser's opinion, offer
                                                       the potential for capital growth. The subadviser
                                                       seeks to purchase securities at large discounts to
                                                       the subadviser's assessment of their intrinsic value.

Large Cap Value                Blackrock Investment    Seeks long-term growth of capital by investing,
                               Management, LLC         under normal market conditions, primarily in a
                                                       diversified portfolio of equity securities of large-
                                                       cap companies located in the U.S.

Classic Value                  Pzena Investment        Seeks long-term growth of capital by investing,
                               Management, LLC         under normal market conditions, at least 80% of its
                                                       net assets in domestic equity securities.

Utilities                      Massachusetts Financial Seeks capital growth and current income (income
                               Services Company        above that available from a portfolio invested
                                                       entirely in equity securities) by investing, under
                                                       normal market conditions, at least 80% of the
                                                       portfolio's net assets (plus any borrowings for
                                                       investment purposes) in equity and debt securities
                                                       of domestic and foreign companies in the utilities
                                                       industry.

Real Estate Securities         Deutsche Investment     Seeks to achieve a combination of long-term
                               Management Americas,    capital appreciation and current income by
                               Inc.                    investing, under normal market conditions, at least
                                                       80% of its net assets (plus any borrowings for
                                                       investment purposes) in equity securities of real
                                                       estate investment trusts and real estate companies.

Small Cap Opportunities        Munder Capital          Seeks long-term capital appreciation by investing,
                               Management              under normal circumstances, at least 80% of its
                                                       assets in equity securities of companies with
                                                       market capitalizations within the range of the
                                                       companies in the Russell 2000 Index*.

Small Company Value            T. Rowe Price           Seeks long-term growth of capital by investing,
                               Associates, Inc.        under normal market conditions, primarily in small
                                                       companies whose common stocks are believed to
                                                       be undervalued. Under normal market conditions,
                                                       the portfolio will invest at least 80% of its net
                                                       assets (plus any borrowings for investment
                                                       purposes) in companies with market capitalizations
                                                       that do not exceed the maximum market
                                                       capitalization of any security in the Russell 2000
                                                       Index* at the time of purchase.

Special Value                  ClearBridge Advisors,   Seeks long-term capital growth by investing, under
                               LLC                     normal circumstances, at least 80% of its net assets
                                                       in common stocks and other equity securities of
                                                       companies whose market capitalization at the time
                                                       of investment is not greater than the market
                                                       capitalization of companies in the Russell 2000
                                                       Value Index*.

Mid Cap Value                  Lord, Abbett & Co.      Seeks capital appreciation by investing, under
                               LLC                     normal market conditions, at least 80% of the
                                                       portfolio's net assets (plus any borrowings for
                                                       investment purposes) in mid-sized companies.

Value                          Van Kampen              Seeks to realize an above-average total return over
                                                       a market

PORTFOLIO                         PORTFOLIO MANAGER                    INVESTMENT DESCRIPTION
---------                      ------------------------ ----------------------------------------------------
                                                        cycle of three to five years, consistent with
                                                        reasonable risk, by investing primarily in equity
                                                        securities of companies with capitalizations
                                                        similar to the market capitalization of companies
                                                        in the Russell Midcap Value Index*.

All Cap Value                  Lord, Abbett & Co. LLC   Seeks capital appreciation by investing in equity
                                                        securities of U.S. and multinational companies in
                                                        all capitalization ranges that the subadviser
                                                        believes are undervalued.

500 Index                      MFC Global Investment    Seeks to approximate the aggregate total return of
                               Management (U.S.A.)      a broad U.S. domestic equity market index by
                               Limited                  attempting to track the performance of the S&P
                                                        500 Stock Price Index.*

500 Index B (NAV Shares)       MFC Global Investment    Seeks to approximate the aggregate total return of
                               Management (U.S.A.)      a broad U.S. domestic equity market index by
                               Limited                  attempting to track the performance of the S&P
                                                        500 Stock Price Index.*

Fundamental Value              Davis Selected           Seeks growth of capital by investing, under normal
                               Advisers, L.P.           market conditions, primarily in common stocks of
                                                        U.S. companies with market capitalizations of at
                                                        least $10 billion. The portfolio may also invest in
                                                        U.S. companies with smaller capitalizations.

U.S. Core                      Grantham, Mayo, Van      Seeks a high total return by investing primarily in
                               Otterloo & Co. LLC       investments tied economically to the U.S. and it
                                                        invests in equity investments in U.S. companies
                                                        whose stocks are included in the S&P 500 Index*.

Large Cap                      UBS Global Asset         Seeks to maximize total return, consisting of
                               Management (Americas)    capital appreciation and current income, by
                               Inc.                     investing, under normal circumstances, at least
                                                        80% of its net assets (plus borrowings for
                                                        investment purposes, if any) in equity securities of
                                                        U.S. large-cap companies.

Quantitative Value             MFC Global Investment    Seeks long-term capital appreciation by investing
                               Management (U.S.A.)      primarily in large-cap U.S. securities with the
                               Limited                  potential for long-term growth of capital.

American Growth-Income         Capital Research and     Seeks to make the shareholders' investment grow
                               Management Company       and provide the shareholder with income over time
                               (adviser to the American by investing all of its assets in the master fund,
                               Funds Insurance Series)  Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series. The
                                                        Growth-Income Fund invests primarily in
                                                        common stocks or other securities which
                                                        demonstrate the potential for appreciation and/or
                                                        dividends

Equity-Income                  T. Rowe Price            Seeks to provide substantial dividend income and
                               Associates, Inc.         also long-term capital appreciation by investing
                                                        primarily in dividend-paying common stocks,
                                                        particularly of established companies with
                                                        favorable prospects for both increasing dividends
                                                        and capital appreciation.

American Blue Chip Income and  Capital Research and     Seeks to produce income exceeding the average
Growth                         Management Company       yield on U.S. Stocks generally and to provide an
                               (adviser to the American opportunity for growth of principal by investing
                               Funds Insurance Series)  all of its assets in Class 2 shares of the Blue Chip
                                                        Income and Growth Fund, a series of American
                                                        Funds Insurance Series. The Blue Chip Income
                                                        and Growth Fund invests primarily in common
                                                        stocks of larger, more established companies
                                                        based in the U.S. with market capitalizations of $4
                                                        billion and above.

Income & Value                 Capital Guardian Trust   Seeks the balanced accomplishment of (a)
                               Company                  conservation of principal and (b) long-term growth
                                                        of capital and income by investing the portfolio's
                                                        assets in both equity and fixed-income securities.
                                                        The subadviser has full discretion to determine the
                                                        allocation between equity and fixed income
                                                        securities.

PIMCO VIT All Asset Portfolio  Pacific Investment       The portfolio invests primarily in a diversified mix
(a series of the PIMCO         Management Company,      of (a) common stocks of large and mid-sized U.S.
Variable Insurance Trust)      LLC                      companies, and (b) bonds with an overall
(only Class M is available                              intermediate term average maturity.
for sale)

Global Allocation              UBS Global Asset         Seeks total return, consisting of long-term capital
                               Management (Americas)    appreciation and current income, by investing in
                               Inc.                     equity and fixed income securities of issuers
                                                        located within and outside the U.S.

High Yield                     Western Asset            Seeks to realize an above-average total return over
                               Management Company       a market cycle of three to five years, consistent
                                                        with reasonable risk,

PORTFOLIO                         PORTFOLIO MANAGER                     INVESTMENT DESCRIPTION
---------                      ------------------------ ------------------------------------------------------
                                                        by investing primarily in high-yield debt
                                                        securities, including corporate bonds and other
                                                        fixed-income securities.

U.S. High Yield Bond           Wells Capital            Seeks total return with a high level of current
                               Management,              income by investing, under normal market
                               Incorporated             conditions, primarily in below investment-grade
                                                        debt securities (sometimes referred to as "junk
                                                        bonds" or high yield securities). The portfolio also
                                                        invests in corporate debt securities and may buy
                                                        preferred and other convertible securities and
                                                        bank loans.

Strategic Bond                 Western Asset            Seeks a high level of total return consistent with
                               Management Company       preservation of capital by investing at least 80%
                                                        of its net assets in fixed income securities.

Strategic Income               MFC Global Investment    Seeks a high level of current income by investing,
                               Management (U.S.), LLC   under normal market conditions, primarily in
                                                        foreign government and corporate debt securities
                                                        from developed and emerging markets, U.S.
                                                        Government and agency securities, and U.S. high
                                                        yield bonds.

Global Bond                    Pacific Investment       Seeks to realize maximum total return, consistent
                               Management Company,      with preservation of capital and prudent
                               LLC                      investment management, by investing the
                                                        portfolio's assets primarily in fixed income
                                                        securities. These fixed income instruments may be
                                                        denominated in non-U.S. currencies or in U.S.
                                                        dollars.

Investment Quality Bond        Wellington Management    Seeks a high level of current income consistent
                               Company, LLP             with the maintenance of principal and liquidity, by
                                                        investing in a diversified portfolio of investment
                                                        grade bonds. Investments will tend to focus on
                                                        corporate bonds and U.S. Government bonds with
                                                        intermediate to longer term maturities.

Total Return                   Pacific Investment       Seeks to realize maximum total return, consistent
                               Management Company,      with preservation of capital and prudent
                               LLC                      investment management, by investing, under
                                                        normal market conditions, at least 65% of the
                                                        portfolio's assets in a diversified portfolio of fixed
                                                        income securities of varying maturities.

American Bond                  Capital Research and     Seeks to maximize current income and preserve
                               Management Company       capital by investing all of its assets in the Master
                               (adviser to the American Fund, Class 2 Shares of the Bond Fund, a Series
                               Funds Insurance Series)  of the American Fund Insurance Series. The Bond
                                                        Fund normally invests at least 80% of its assets in
                                                        bonds.

Real Return Bond               Pacific Investment       Seeks maximum return, consistent with
                               Management Company       preservation of capital and prudent investment
                               LLC                      management, by investing, under normal market
                                                        conditions, at least 80% of its net assets in
                                                        inflation-indexed bonds of varying maturities
                                                        issued by the U.S. and non-U.S. governments and
                                                        by corporations.

Core Bond                      Wells Capital            Seeks total return consisting of income and capital
                               Management,              appreciation by investing, under normal market
                               Incorporated             conditions, in a broad range of investment-grade
                                                        debt securities. including U.S. Government
                                                        obligations, corporate bonds, mortgage-backed
                                                        and other asset backed securities and money
                                                        market instruments.

Active Bond                    Declaration Management   Seeks income and capital appreciation by
                               & Research LLC and       investing at least 80% of its assets in a diversified
                               MFC Global               mix of debt securities and instruments.
                               Management (U.S.), LLC

U.S. Government Securities     Western Asset            Seeks a high level of current income consistent
                               Management Company       with preservation of capital and maintenance of
                                                        liquidity, by investing in debt obligations and
                                                        mortgage-backed securities issued or guaranteed
                                                        by the U.S. Government, its agencies or
                                                        instrumentalities, and derivative securities such as
                                                        collateralized mortgage obligations backed by
                                                        such securities.

Money Market                   MFC Global Investment    Seeks maximum current income consistent with
                               Management (U.S.A.)      preservation of principal and liquidity by
                               Limited                  investing in high quality money market
                                                        instruments

Lifestyle Aggressive           MFC Global Investment    Seeks to provide long-term growth of capital
                               Management (U.S.A.)      (current income is not a consideration) by
                               Limited.                 investing 100% of the Lifestyle Trust's assets in
                                                        other portfolios of the Trust which invest
                                                        primarily in equity securities.

PORTFOLIO                        PORTFOLIO MANAGER                 INVESTMENT DESCRIPTION
---------                      --------------------- ---------------------------------------------------
Lifestyle Growth               MFC Global Investment Seeks to provide long-term growth of capital with
                               Management (U.S.A.)   consideration also given to current income by
                               Limited.              investing approximately 20% of the Lifestyle
                                                     Trust's assets in other portfolios of the Trust,
                                                     which invest primarily in fixed income securities
                                                     and approximately 80% of its assets in other
                                                     portfolios of the Trust, which invest primarily in
                                                     equity securities.

Lifestyle Balanced             MFC Global Investment Seeks to provide a balance between a high level of
                               Management (U.S.A.)   current income and growth of capital with a greater
                               Limited               emphasis given to capital growth by investing
                                                     approximately 40% of the Lifestyle Trust's assets
                                                     in other portfolios of the Trust which invest
                                                     primarily in fixed income securities and
                                                     approximately 60% of its assets in other portfolios
                                                     of the Trust which invest primarily in equity
                                                     securities.

Lifestyle Moderate             MFC Global Investment Seeks to provide a balance between a high level of
                               Management (U.S.A.)   current income and growth of capital with a greater
                               Limited               emphasis given to current income by investing
                                                     approximately 60% of the Lifestyle Trust's assets
                                                     in other portfolios of the Trust which invest
                                                     primarily in fixed income securities and
                                                     approximately 40% of its assets in other portfolios
                                                     of the Trust which invest primarily in equity
                                                     securities.

Lifestyle Conservative         MFC Global Investment Seeks to provide a high level of current income
                               Management (U.S.A.)   with some consideration also given to growth of
                               Limited               capital by investing approximately 80% of the
                                                     Lifestyle Trust's assets in other portfolios of the
                                                     Trust, which invest primarily in fixed income
                                                     securities and approximately 20% of its assets in
                                                     other portfolios of the Trust, which invest
                                                     primarily in equity securities.

   "S&P 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 3000(R)," and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

MSCI All Country World ex US Index $200 million to $244 billion
Russell 2000 Index $38.40 million to $3.72 billion
Russell 3000 Index $38.40 million to $411 billion
Russell 2000 Value Index $39 million to $3.1 billion
Russell Midcap Value Index $1.327 million to $21 billion
S&P Mid Cap 400 Index $590 million to $12.5 billion
S&P 500 Index $1.415 million to $411 billion
Dow Jones Wilshire 5000 Index $38.49 million to $411 billion

                                POLICY SUMMARY

General

   We have prepared the following summary as a general description of the most important features of the policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy is not in default, that there is no outstanding policy debt, and the death benefit is not determined by the minimum death benefit percentage. The policy's provisions may vary in some states and the terms of your policy, and any endorsement or rider, supersede the disclosure in this prospectus.

Death Benefits

   There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

   (Policies issued in Maryland should refer to the section of the Prospectus entitled, "Additional Information for Policies Issued in Maryland.")

Optional Term Rider

   The policy may be issued with an optional Term Insurance rider. The benefit of the Term Insurance rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance rider is not protected by the no-lapse guarantee after the second policy year and terminates at age 100.

Return of Premium Rider

   If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Death Benefit rider. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is initially equal to the initial premium. Any subsequent premiums will increase the Return of Premium Death Benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the benefit will not be reduced to less than zero). The Return of Premium Death Benefit rider is not protected by the no-lapse guarantee after the second Policy Year.

   (Owners of Policies issued in Maryland should refer to the section of the Prospectus entitled, "Additional Information for Policies Issued in Maryland".)

Premiums

   You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

   The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our fixed Account and the sub-accounts of the Separate Account to which you have allocated premiums.

Policy Loans

   You may borrow an amount not to exceed 90% of your policy's Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding policy debt from proceeds payable at the insured's death, or upon surrender of the policy.

Surrender and Partial Withdrawals

   You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject. You may surrender your policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less surrender charges and outstanding Monthly Deductions due minus the Policy Debt.

Lapse and Reinstatement

   Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.

   The policy differs in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not, in itself, cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

   You may reinstate a lapsed policy at any time within the five year period following lapse, provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

Charges and Deductions

   We assess certain charges and deductions in connection with the policy. These include:

   . charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses,

   .  charges deducted from premiums paid, and

   .  charges assessed on surrender or lapse.

These charges are summarized in the Fee Tables. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses to be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.

   In addition, there are charges deducted from each portfolio. These charges are summarized in the Fee Tables.

Investment Options and Investment Subadvisers

   You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios. The Table of Investment Options and Investment Subadvisers describe the portfolios and shows the subadvisers that provide investment subadvisory services.

   Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) is not to be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been, and may continue to be, particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

   Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in detail in the accompanying portfolio prospectuses to which reference should be made.

     GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND THE SEPARATE
                                    ACCOUNT

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. John Hancock USA is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

Ratings

   We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
15

AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

Aa2 Moody's
Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate A

The investment accounts shown on page 1 are in fact subaccounts of Separate Account A (the "Account"), a separate account operated by us under Michigan law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the '40 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

   REGISTRATION. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the Commission of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

                               ISSUING A POLICY

Requirements

   To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process has been completed to our satisfaction. With our prior approval, the policy may be issued on a basis which does not take into account the insured's sex. A policy will generally be issued only on the lives of insureds from ages 0 through 90.

   Each policy has a Policy Date, an Effective Date and an Issue Date (see "Definitions" in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which policy years, policy months and policy anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Incontestability periods are measured.

   If your application is not accompanied by a check for the initial premium and no request to backdate the policy has been made:

    . the policy date and the effective date will be the date the Company receives the check at its service office, and

    .  the issue date will be the date the Company issues the policy.

   The initial premium must be received within 60 days after the issue date, and the policy owner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be cancelled and any partial premiums paid will be returned to the applicant.

Minimum Initial Face Amount

   We will generally issue a policy only if it has a Face Amount of at least $100,000.

Backdating a Policy

   Upon request and under limited circumstances, we may backdate your policy by assigning a policy date earlier than the date the application is signed. However, in no event will your policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

   As of the Effective Date, the premiums paid plus interest credited, net of the sales charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Temporary Insurance Agreement

   In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.

   The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an additional risk rating assigned to it.

Right to Examine the Policy

   You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time to exercise this right. Your policy will indicate if a longer time period applies. During the "Right to Examine the Policy Period," premiums may be allocated to the Money Market portfolio. After this period has expired, we will allocate premiums among the Investment Accounts and/or Fixed Account in accordance with your instructions.

   If you elect to cancel the policy under this provision, the policy can be mailed or delivered to the John Hancock USA agent who sold it to you, or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at the Service Office, we will refund to the policy holder owner an amount equal to either:

     (1) the amount of all premiums paid, less any partial withdrawals and policy loans, or

     (2) the value of the amounts allocated to the Separate Account and the Fixed Account as of the date the returned policy is received by us plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

   If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the right to examine period will be refunded, and the policy value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

   We reserve the right to delay the refund of any premium paid by check until the check has cleared.

   Residents of California, age 60 and older may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the company's agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund to you the amount of all premiums paid. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account as of the date the returned policy is received by us, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals made and policy loans taken. Your premiums will be placed in either
(a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Separate Account investment options, based upon your allocation instructions. If no allocation instructions are given, your premiums will be placed in the Money Market portfolio.

Life Insurance Qualification

   A policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policy owner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the policy is issued.

   CASH VALUE ACCUMULATION TEST. Under the Cash Value Accumulation Test ("CVAT"), the Policy Value must be less than the Net Single Premium necessary to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVAT, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.

   GUIDELINE PREMIUM TEST. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

   Changes to the policy may affect the maximum amount of premiums, such as:

   .  a change in the policy's Face Amount;

   .  a change in the death benefit option;

   .  partial withdrawals;

   .  addition or deletion of supplementary benefits.

Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund to you any excess premiums paid. In addition, these changes could reduce the future premium limitations.

   The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the policy.

                                DEATH BENEFITS

   (Owners of policies issued in Maryland should refer to the section of the Prospectus entitled, "Additional Information for Policies Issued in Maryland".)

   If the policy is in force at the time of the death of the life insured, we will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

   If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we may pay only the Net Cash Surrender Value.

Death Benefit Options

   There are two death benefit options, described below.

   DEATH BENEFIT OPTION 1. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit.

   DEATH BENEFIT OPTION 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

Changing the Death Benefit Option

   The death benefit option may be changed once each policy year after the first policy year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

   A change in the death benefit option will result in a change in the policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

   CHANGE FROM OPTION 1 TO OPTION 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

   CHANGE FROM OPTION 2 TO OPTION 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

   No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

   Subject to the limitations stated in this prospectus, a policy owner may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

  Increase in Face Amount

   Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the Policy Month following the date the Company approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

  New Surrender Charges for an Increase

   An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. Surrender charges will not apply to those premiums attributable to the new Face Amount that are in excess of the surrender charges premium limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a right to examine period with respect to any increase resulting in new surrender charges.

   An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.

  Increase with Prior Decreases

   If, at the time of the Face Amount increase, there have been prior decreases in Face Amount, these prior decreases will be restored before the Face Amount increase is effected. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

  Changing Both the Face Amount and the Death Benefit Option

   If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

  Decrease in Face Amount

   Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. A decrease in Face Amount will be subject to surrender charges. See "Charges and Deductions -- Surrender Charges."

  Factors that Affect the Death Benefit

   In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by year and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary". These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

                               PREMIUM PAYMENTS

Initial Premiums

   No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

   The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium (which is set forth in the Table of Values in your policy).

   On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions; unless such amount is first allocated to the Money Market portfolio for the duration of the right to examine period.

Subsequent Premiums

   After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

   A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices to you setting forth the planned premium at the payment interval you have selected. However, you are under no obligation to make the indicated payment.

   We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

   Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. In states where permitted, the policy does have a No-Lapse Guarantee (as well as an Optional Extended No-Lapse Guarantee) which would prevent the policy from lapsing during the guarantee period, provided certain criteria, as described under "No Lapse Guarantee" are satisfied.

   All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at our Service Office, unless such amount is first allocated to the Money Market portfolio for the duration of the right to examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if monthly deductions are due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

   If the policy is issued under the Guideline Premium Test, in no event will the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.

   If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

   Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us at our Service Office.

                            CHARGES AND DEDUCTIONS

Premium Charge

   During the first 5 Policy Years, we deduct a premium charge from each premium payment, equal to 10.0% of the premium. Thereafter, the premium charge is equal to 2.0% of the premium (on a non-guaranteed basis for those policies issued in the state of New Jersey). The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and Federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

Surrender Charges

   We will deduct a surrender charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

   .  the policy is surrendered for its Net Cash Surrender Value,

   .  a partial withdrawal is made,

   .  there is a decrease in Face Amount, or

   .  the policy lapses.

Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to you upon surrender or lapse of the policy or if a partial withdrawal is made.

   The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

   SURRENDER CHARGE CALCULATION. The surrender charge is determined by the following formula (the calculation is also described in words below):

Surrender Charge        = (Surrender Charge       Associated with the Surrender
                          Rate) X (Face Amount
                          of the Policy Charge /
                          1000) X (Grading
                          Percentage)

DEFINITIONS OF THE FORMULA FACTORS ABOVE

   Face Amount of the Policy Associated with the Surrender Charge: equals the Face Amount for which the surrender charge is being applied. The Face Amount may be increased or decreased as described under "Changing the Face Amount" above.

   Surrender Charge Rate: (the calculation is also described in words below)

       Surrender Charge Rate = (X) + (80%) X (Surrender Charge Premium)

   Where "X" is equal to Rate per $1,000 of Face Value as indicated by the following Table:

                                 TABLE FOR RATE PER $1,000 OF FACE:
----------------------------------------------------------------------------------------------------
                                                        RATE PER $1,000              RATE PER $1,000
                          RATE PER $1,000  AGE AT ISSUE     OF FACE     AGE AT ISSUE     OF FACE
AGE AT ISSUE OR INCREASE OF FACE VALUE ($) OR INCREASE     VALUE ($)    OR INCREASE     VALUE ($)
------------------------ ----------------- ------------ --------------- ------------ ---------------
           0                   2.00             12           3.50           24            6.50
           1                   2.13             13           3.63           25            7.00
           2                   2.25             14           3.75           26            7.20
           3                   2.38             15           3.88           27            7.40
           4                   2.50             16           4.00           28            7.60
           5                   2.63             17           4.13           29            7.80
           6                   2.75             18           4.25           30            8.00
           7                   2.88             19           4.38           31            8.04
           8                   3.00             20           4.50           32            8.08
           9                   3.13             21           5.00           33            8.12
           10                  3.25             22           5.50           34            8.16
           11                  3.38             23           6.00       35 and over       8.20

   The Surrender Charge Premium is the lesser of:

   . the premiums paid during the first Policy Year per $1,000 of Face Amount at issue or following a Face Amount increase, and

   . the Surrender Charge Premium Limit specified in the policy per $1,000 of Face Amount.

   Grading Percentage: The grading percentages during the Surrender Charge Period set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases. The grading percentage is based on the policy year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                                  SURRENDER CHARGE             SURRENDER CHARGE
                                      GRADING                      GRADING
           POLICY YEAR               PERCENTAGE    POLICY YEAR    PERCENTAGE
 -------------------------------  ---------------- ----------- ----------------
                1                       100%            7             40%
                2                        90%            8             30%
                3                        80%            9             20%
                4                        70%           10             10%
                5                        60%           11              0%
                6                        50%

   Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if you surrender the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

Formulas Described in Words

   Surrender Charge: The surrender charge is determined by multiplying the Surrender Charge Rate by the Face Amount of the Policy Associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each Policy Year to zero over a period not to exceed 10 years.

   Surrender Charge Rate: The Surrender Charge Rate is equal to the sum of
(a) plus (b) where (a) equals "X" (see Table above) and (b) equals 80% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

  Assumptions.

   .  45 year old

   .  Policy issued 7 years ago

   . $7,785 in premiums have been paid annually on the policy over the 7 year period

   .  Surrender Charge Premium for the policy is $14.07

   . Face Amount of the policy at issue is $500,000 and no increases have occurred

   .  Policy is surrendered during the first month of the seventh policy year.

Surrender Charge. The Surrender Charge to be assessed would be $3,891 determined as follows:

   . First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

      Surrender Charge Rate = (8.2) + (80%) X (Surrender Charge Premium)

                      $19.46 = (8.20) + (80 %) X (14.07)

The surrender charge Rate is equal to $19.46

    . Second, the surrender charge rate is entered into the surrender charge formula and the surrender charge is determined as set forth below.

Surrender Charge        = (Surrender Charge       Associated with the Surrender
                          Rate) X (Face Amount
                          of the Policy Charge /
                          1000) X (Grading
                          Percentage)

                $3,891 = (19.46) X ($500,000 / 1,000) X (40 %)

   The surrender charge is equal to $3,891.

   Depending upon the Face Amount of the policy, the age of the insured at issue, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and therefore, you may receive no surrender proceeds upon surrendering the policy.

   SURRENDER CHARGES ON A PARTIAL WITHDRAWAL. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the policy value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.

   Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

   SURRENDER CHARGE ON DECREASE IN FACE AMOUNT. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the policy value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge.

   Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

Monthly Charges

   On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

   .  an administration charge;

   .  a charge for the cost of insurance;

   .  a mortality and expense risks charge; and

   . if applicable, a charge for any supplementary benefits added to the policy.

Unless otherwise allowed by us and specified by you, the monthly deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

   ADMINISTRATION CHARGE. This charge will be equal to $15 per Policy Month per Policy Year. The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.

   COST OF INSURANCE CHARGE. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the Net Amount at risk at the beginning of each Policy Month. The cost of insurance rate and the Net Amount at Risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the Net Amount at Risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

     (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

     (b) is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance charge.

   Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

   Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment portfolios chosen, payment of premiums and charges assessed.

   The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and risk classification of the life insured.

   Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

   The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

   MORTALITY AND EXPENSE RISKS CHARGE. A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is paid to us and is designed to compensate us for the mortality and expense risks we assume under the policy. The mortality risk assumed is that the life insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

   The charge varies by Policy Year as follows:

                       GUARANTEED MONTHLY MORTALITY EQUIVALENT ANNUAL MORTALITY
     POLICY YEAR        AND EXPENSE RISKS CHARGE*    AND EXPENSE RISKS CHARGE*
---------------------  ---------------------------- ---------------------------
        1-15                       0.10%                       1.20%
         16+                       0.03%                       0.30%
--------
* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.

   CHARGES FOR SUPPLEMENTARY BENEFITS. If the Policy includes supplementary benefits, a charge may apply to such supplementary benefits.

Charges for Transfers

   A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge is paid to us and will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

   Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

Investment Management Fees and Expenses

   The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the prospectus for the portfolios.

Reduction in Charges

   The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                       SPECIAL PROVISIONS FOR EXCHANGES

   We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

                          COMPANY TAX CONSIDERATIONS

   At the present time, we make no special charge for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the policies. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.

                                 POLICY VALUE

Determination of the Policy Value

   A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

   The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Summary of Benefits and Risks".

   INVESTMENT ACCOUNTS. An Investment Account is established under each policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

   FIXED ACCOUNT. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

   LOAN ACCOUNT. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at an effective annual rate of at least 4.00%. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

Units and Unit Values

   Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

   A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

   Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business
Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

   Unit Values. For each Business Day, the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.

   The net investment factor for a sub-account on any Business Day is equal to
(a) divided by (b) where:

     (a) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

     (b) is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

   Subject to the restrictions set forth below, you may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Account". Transfer requests must be in writing in a format satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file.

   Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio's investments in accordance with the portfolio's investment objective and policies) and dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

   Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value is transferred to the Money Market portfolio. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second portfolio if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

   We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio.

   Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

   While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

   .  within eighteen months after the Issue Date; or

   . within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or

   . within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

   TRANSFERS INVOLVING FIXED ACCOUNT. The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

   TELEPHONE TRANSFERS. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

   DOLLAR COST AVERAGING. We will offer policy owners a Dollar Cost Averaging ("DCA") program. Under the DCA program, you will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although we reserve the right to institute a charge on 90 days' written notice to you. The charges for a transfer made under the DCA program will not exceed $5. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified.

   We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

   ASSET ALLOCATION BALANCER TRANSFERS. Under the Asset Allocation Balancer program you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, we reserve the right to institute a charge on 90 days written notice to you. The charge for transfers under the Asset Allocation Balancer program will not exceed $15.

   We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

                                 POLICY LOANS

   While this policy is in force and has an available loan value, you may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits -- Policy Loan Interest."

   MAXIMUM LOANABLE AMOUNT. The maximum loanable amount is 90% of the policy's Net Cash Surrender Value. (For policies issued in the state of Florida, the available loan value on any date is the Net Cash Surrender Value, less estimated interest and future monthly deductions, due to the next anniversary.)

Effect of Policy Loans

   A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement". In addition, a policy loan may result in a policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

   Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) We may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

   For a policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. See "Tax Treatment of Policy Benefits -- Interest on Policy Loans After Year 10".

   If the interest due on a Policy Anniversary is not paid by the policy owner, the interest will be borrowed against the policy. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the life insured reaches age 100. The policy will go into default at any time the Policy Debt exceeds the Net Cash Surrender Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

   When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment portfolio will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

   INTEREST CREDITED TO THE LOAN ACCOUNT. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%.

   LOAN ACCOUNT ADJUSTMENTS. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

   LOAN REPAYMENTS. Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

   Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. [Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.]

                   POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

   A policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

Partial Withdrawals

   You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges".

   Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

   REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the minimum death benefit as described under "Death Benefit -- Minimum Death Benefit", the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.

   If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.

   When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                            LAPSE AND REINSTATEMENT

Lapse

   Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any Policy Month the policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse". We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

   In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

   The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

   The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if
(i) the Face Amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured, or (v) a temporary Additional Rating is added (due to a Face Amount increase), or terminated.

   The No-Lapse Guarantee Period is described under "Definitions" in Appendix A.

   While the No-Lapse Guarantee is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to you, will be equal to the lesser of:

   . the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

   . the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

   NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any Policy Debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

   OPTIONAL EXTENDED NO-LAPSE GUARANTEE. In states where approved, an optional rider may be added to the policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by you and (c) age 100 of the life insured. (The rider may be terminated at any time but cannot be reinstated once terminated). In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider. Neither the No-Lapse Guarantee nor the Extended No-Lapse Guarantee apply to the Term Rider.

   DEATH DURING GRACE PERIOD. If the life insured should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

Reinstatement

   You can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

   .  The life insured's risk classification is standard or preferred, and

   .  The life insured's Attained Age is less than 46.

   You can, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

   . Evidence of the life insured's insurability, satisfactory to us is provided to us;

   . A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium must be paid to us.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the Policy is reinstated.

                              THE GENERAL ACCOUNT

   The general account of John Hancock USA consists of all assets owned by the Company other than those in Separate Account A, B, N and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.

   By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 40 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

   A policy owner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the policy value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the policy value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT. The Policy Value in the Fixed Account is equal to:

   .  the portion of the net premiums allocated to it; plus

   .  any amounts transferred to it; plus

   .  interest credited to it; less

   .  any charges deducted from it; less

   .  any partial withdrawals from it; less

   .  any amounts transferred from it.

   INTEREST ON THE FIXED ACCOUNT. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocates all net premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

                        OTHER PROVISIONS OF THE POLICY

   (Owners of policies issued in Maryland should refer to the section of the prospectus entitled, "Additional Information for Policies Issued in Maryland".)

Return of Premium Death Benefit Rider

   The policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after we receive due proof of death. The Return of Premium Death Benefit is calculated as follows:

   The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

CESSATION OF INCREASES. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

   . the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

   . the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

   . the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

   DECREASES IN COVERAGE. The Return of Premium Death Benefit may be decreased if requested by you. The decrease will take effect at the beginning of the Policy Month on or next following the date we approve the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

   PARTIAL WITHDRAWALS. If you make a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Death Benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions -- Surrender Charges". In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

   NO LAPSE GUARANTEE. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider Death Benefit for the first two policy years only.

The owner of the policy.

Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

   While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various accounts in which to invest;

   .  Borrow or withdraw amounts you have in the accounts;

   .  Change the beneficiary who will receive the death benefit;

   .  Change the amount of insurance;

   . Turn in (i.e. "surrender") the policy for the full amount of its NET CASH surrender value; and

   . Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

   ASSIGNMENT OF RIGHTS. We will not be bound by an assignment until it receives a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

   One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the life insured's lifetime by giving written notice to John Hancock USA in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policy owner, or the policy owner's estate, if the policy owner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

Incontestability

   We will not contest the validity of a policy after it has been in force during the life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

   If the stated age or sex, or both, of the life insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

   If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

   If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, we will credit the amount of any monthly deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the insured's death is by suicide, the Death Benefit for that increase will be limited to the monthly deductions taken for the increase.

   We reserve the right to obtain evidence of the manner and cause of death of the life insured.

Supplementary Benefits

   Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

                          TAX TREATMENT OF THE POLICY

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

   We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

   The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

   Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

   However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

   We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

   If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

   Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

   Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

   It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

   Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

   Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

   We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

   Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

   In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

   The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

   We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

   At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

       Policies classified as modified endowment contracts are subject to the following tax rules:

       . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

       . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

       . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

       . is made on or after the date on which the policy owner attains age 59 1/2;

       .  is attributable to the policy owner becoming disabled; or

       . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

       These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

   Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

   Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

   All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

   The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

   To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

   In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

   If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

                               OTHER INFORMATION

Payment of Proceeds

   As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.

   We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in
(ii) and (iii) exist.

Reports to Policy Owners

       Within 30 days after each Policy Anniversary, we will send the policy owner a statement showing, among other things:

       .  the amount of death benefit;

       . the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

       . the value of the units in each Investment Account to which the Policy Value is allocated;

       .  the policy debt and any loan interest charged since the last report;

       . the premiums paid and other policy transactions made during the period since the last report; and

       .  any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.

Distribution of Policies

       John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

       JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

       We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

       The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

       Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

       Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

       You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

   Standard Compensation. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 114% of the target premium paid in the first policy year, and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

       Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

       Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

   John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

   Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

   As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

   The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

   John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

   Although we believe it to be unlikely, it is possible that in the judgment of the management of John Hancock USA, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

   John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company,
(iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

   The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

   All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

   John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

   John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Financial Statements

   The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information which is available upon request.

Further Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

   For further information you may also contact our home office, the address and telephone number of which are on the last page of the prospectus.

Optional Benefits

   Optional Term Rider. The policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. However, unlike the death benefit under the policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second policy year and terminates at age 100.

Additional Information for Owners of Policies Issued in Maryland

  Mortality and Expense Risks Charge

   For owners of policies issued in Maryland, the "Mortality and Expense Risks Charge" is referred to as the "Asset Based Risk Charge".

  Death Benefit Option 3 Rider

   The optional Return of Premium Death Benefit Rider will not be available to owners of policies issued in Maryland. However, in Maryland, we will offer an elective Death Benefit Option 3 Rider. Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

   If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option
3. See "Policy Surrender and Partial Withdrawals--Reduction in Face Amount due to a Partial Withdrawal."

   You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

   A change in the death benefit option will result in a change in the policy's Face Amount in order to avoid any change in the amount of the death benefit. Upon a change from Option 3 & Option 1, the new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

   The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk. For Death Benefit Option 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

     (a) is the Face Amount of insurance plus the Premium Death Benefit Account as of the first day of the Policy Month, divided by 1.003273724663; and

     (b) is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.

   If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

                            APPENDIX A: DEFINITIONS

   Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

   Attained Age: is the age at the Policy Date plus the number of whole years that have elapsed since the Policy Date.

   Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

   Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

   Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

   Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.

   Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any Surrender Charge applicable to the withdrawal.

   Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

   Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

   Life Insured: is the person whose life is insured under this policy.

   Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

   Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

   Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

   Net Policy Value: is the Policy Value less the value in the Loan Account.

   Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

   No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

   No-Lapse Guarantee Period: is set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at (a) the lessor of twenty years and age 75, and (b) the lessor of five years or age 95 for any issue age between 75 and 90, depending on state limitations. Certain states may have a shorter guarantee period. (The No-Lapse Guarantee Period for a particular Policy is stated in the Policy.)

   No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

   .  the Face Amount of insurance changes;

   .  There is a decrease in Face Amount due to a partial withdrawal;

   .  a Supplementary Benefit is added, changed or terminated;

   .  the risk classification of the life insured changes;

   . a temporary Additional Rating is added (due to a Face Amount increase), or terminated; or

   .  the Death Benefit Option changes.

   No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

   No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

   Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

   Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

     (a) is the total amount of loans borrowed as of such date;

     (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

     (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

     (d) is the total amount of loan repayments as of such date.

   Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

   Service Office Address: is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

   Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

   Written Request: is the policy owner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.

   The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

   In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

              HOME OFFICE:                SERVICE OFFICE MAILING ADDRESS:
              ------------                -------------------------------
   John Hancock Life Insurance Company  John Hancock Life Insurance Company
                (U.S.A.)                             (U.S.A.)
          200 Bloor Street East                     P.O. Box 40
    Toronto, Ontario, Canada M4W 1E5          Buffalo, NY 14240-0040

                 PHONE:                                FAX:
                 ------                                ----
             1-800-827-4546                       1-416-926-5339

   Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at
(202) 551-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington D.C. 20549-0102.

1940 Act File No. 811-4834                 1933 Act File No. 333-88748

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
 John Hancock Life Insurance Company (U.S.A.) Separate Account A ("Registrant")

                      Interests are made available under

                                 VUL PROTECTOR

     a flexible premium variable universal life insurance policy issued by

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                      ("JOHN HANCOCK USA" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5 or telephoning 1-800-827-4546.

                               TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

     Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account A (the "Account"), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock USA.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account A of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. Effective May 1, 2006, JH Distributors became the underwriter and distributor for variable life and annuity products issued by our affiliates, John

Hancock Life Insurance Company and John Hancock Variable Life Insurance Company. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in connection with the sale of variable life products in 2006, 2005, and 2004 was $140,721,141, $38,389,385, and $39,069,123, respectively. JH
Distributors did not retain any of these amounts during such periods.

     Through JH Distributors, John Hancock USA pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 114% of the target premium paid in the first policy year and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed these schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

     . Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

     . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

     . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2006, 2005, and 2004

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................... F-2

Audited Consolidated Financial Statements:

Consolidated Balance Sheets as of December 31, 2006 and 2005............... F-3

Consolidated Statements of Income for the years ended December 31, 2006,
  2005, and 2004........................................................... F-4

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006, 2005, and
  2004..................................................................... F-5

Consolidated Statements of Cash Flows for the years ended December 31,
  2006, 2005, and 2004..................................................... F-6

Notes to Consolidated Financial Statements................................. F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A) ("The Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans. Also as discussed in Note 1 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value (cost: 2006 - $11,231;
     2005 - $11,215)......................................... $ 11,629 $ 11,770
Equity securities:
   Available-for-sale - at fair value (cost: 2006 - $857;
     2005 - $478)............................................    1,034      584
Mortgage loans on real estate................................    2,446    2,410
Real estate..................................................    1,401    1,449
Policy loans.................................................    2,340    2,187
Short term investments.......................................      645      549
Other invested assets........................................      132       61
                                                              -------- --------
   Total Investments.........................................   19,627   19,010

Cash and cash equivalents....................................    4,112    2,591
Accrued investment income....................................      247      246
Deferred acquisition costs...................................    4,701    4,112
Deferred sales inducements...................................      235      231
Amounts due from affiliates..................................    2,657    2,520
Reinsurance recoverable......................................    1,295    1,201
Other assets (Goodwill: 2006-$54; 2005-$54)..................    1,276    1,184
Separate account assets......................................   90,462   70,565
                                                              -------- --------
   Total Assets.............................................. $124,612 $101,660
                                                              ======== ========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits....................................... $ 22,379 $ 20,930
Policyholders' funds.........................................      226      161
Unearned revenue.............................................      766      811
Unpaid claims and claim expense reserves.....................      776      579
Dividends payable to policyholders...........................      200      203
Amounts due to affiliates....................................    2,767    2,396
Deferred income tax liability................................      762      610
Other liabilities............................................    1,492    1,278
Separate account liabilities.................................   90,462   70,565
                                                              -------- --------
   Total Liabilities.........................................  119,830   97,533

Shareholder's Equity:

Capital stock................................................       76        5
Additional paid in capital...................................    2,145    2,045
Retained earnings............................................    1,922    1,410
Accumulated other comprehensive income.......................      639      667
                                                              -------- --------
   Total Shareholder's Equity................................    4,782    4,127
                                                              -------- --------
   Total Liabilities and Shareholder's Equity................ $124,612 $101,660
                                                              ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                           For the years ended
                                                               December 31,
                                                           --------------------
                                                            2006   2005   2004
                                                           ------ ------ ------
                                                              (in millions)
Revenues
   Premiums............................................... $1,014 $  870 $  943
   Fee income.............................................  2,483  1,769  1,374
   Net investment income..................................  1,163  1,169  1,148
   Net realized investment gains..........................      5    209    285
                                                           ------ ------ ------
       Total revenues.....................................  4,665  4,017  3,750

Benefits and expenses

   Benefits to policyholders..............................  1,889  1,579  1,687
   Other operating costs and expenses.....................  1,117    921    737
   Amortization of deferred acquisition costs and
     deferred sales inducements...........................    529    322    358
   Dividends to policyholders.............................    395    400    389
                                                           ------ ------ ------
       Total benefits and expenses........................  3,930  3,222  3,171

Income before income taxes and cumulative effect of
  accounting change.......................................    735    795    579
Income taxes..............................................    223    247    168
                                                           ------ ------ ------
Income before cumulative effect of accounting change......    512    548    411
Cumulative effect of accounting change, net of tax........     --     --     48
                                                           ------ ------ ------
Net income................................................ $  512 $  548 $  459
                                                           ====== ====== ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                         Accumulated
                                                    Additional              Other         Total
                                            Capital  Paid In   Retained Comprehensive Shareholder's Outstanding
                                             Stock   Capital   Earnings    Income        Equity       Shares
                                            ------- ---------- -------- ------------- ------------- -----------
                                                 (in millions, except for shares outstanding)       (thousands)
Balance at January 1, 2004.................   $ 5     $2,024    $  753      $ 793        $3,575        4,829
   Comprehensive income:
       Net income..........................                        459                      459
       Other comprehensive income,
         net of tax:
          Net unrealized losses............                                   (25)          (25)
          Net gains on cash flow
            hedges.........................                                     6             6
          Minimum pension liability........                                    (1)           (1)
          Foreign currency
            translation adjustment.........                                    55            55
                                                                                         ------
   Comprehensive income....................                                                 494
Dividend paid to parent....................                       (150)                    (150)
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2004...............   $ 5     $2,024    $1,062      $ 828        $3,919        4,829
                                              ===     ======    ======      =====        ======        =====
Balance at January 1, 2005.................   $ 5     $2,024    $1,062      $ 828        $3,919        4,829
   Comprehensive income:
       Net income..........................                        548                      548
       Other comprehensive income,
         net of tax:
          Net unrealized losses............                                  (139)         (139)
          Net losses on cash flow
            hedges.........................                                    (1)           (1)
          Minimum pension liability........                                   (21)          (21)
                                                                                         ------
   Comprehensive income....................                                                 387
Capital contribution from parent...........               13                                 13
Transactions with affiliates...............                8                                  8
Dividend paid to parent....................                       (200)                    (200)
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2005...............   $ 5     $2,045    $1,410      $ 667        $4,127        4,829
                                              ===     ======    ======      =====        ======        =====
Balance at January 1, 2006.................   $ 5     $2,045    $1,410      $ 667        $4,127        4,829
   Comprehensive income:
       Net income..........................                        512                      512
       Other comprehensive income,
         net of tax:.......................
          Net unrealized losses............                                   (38)          (38)
          Minimum pension liability........                                     5             5
          Foreign currency
            translation adjustment.........                                     7             7
                                                                                         ------
   Comprehensive income....................                                                 486
SFAS 158 transition adjustment.............                                    (2)           (2)
Common stock issued to parent..............    71                                            71
Transaction with affiliate.................               87                                 87
Stock options..............................               13                                 13
                                              ---     ------    ------      -----        ------        -----
Balance at December 31, 2006...............   $76     $2,145    $1,922      $ 639        $4,782        4,829
                                              ===     ======    ======      =====        ======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           For the years ended December 31,
                                                                           -------------------------------
                                                                             2006        2005       2004
                                                                            --------    -------   -------
                                                                                  (in millions)
Cash flows provided by (used in) operating activities:
   Net income............................................................. $    512    $   548    $   459
       Adjustments to reconcile net income to net cash provided by operating activities:
       Net realized investment gains......................................       (5)      (209)      (285)
       Change in accounting principle.....................................       --         --        (48)
       Amortization of premium/discount - fixed maturities................       13         27        (18)
       Deferral of acquisition costs and sales inducements................   (1,154)      (976)      (901)
       Amortization of deferred acquisition costs and deferred sales
         inducements......................................................      529        322        358
       Depreciation and amortization......................................       26         27         21
       (Increase) decrease in accrued investment income...................       (1)        58          7
       Decrease (increase) in other assets and other liabilities, net.....      104       (378)       145
       Increase (decrease) in policyholder liabilities and accruals,
         net..............................................................      479       (397)       432
       Increase in deferred income tax liability..........................      122        118        128
                                                                            --------    -------   -------
       Net cash provided by (used in) operating activities................      625       (860)       298

Cash flows used in investing activities:
   Sales, maturities, prepayments and scheduled redemptions of:
       Fixed maturities available-for-sale................................   10,315      8,523      9,218
       Equity securities available-for-sale...............................      355        153        209
       Mortgage loans on real estate......................................    1,105        508        335
       Real estate........................................................       27          9          3
       Other invested assets..............................................        1          1         --
   Purchases of:
       Fixed maturities available-for-sale................................  (10,327)    (9,294)    (9,277)
       Equity securities available-for-sale...............................     (690)      (261)      (159)
       Real estate........................................................      (16)       (35)      (212)
       Other invested assets..............................................      (75)        (7)        --
   Mortgage loans on real estate issued...................................   (1,128)      (529)      (481)
   Net purchases of short-term investments................................     (162)      (112)      (170)
   Policy loans (advanced) repaid, net....................................     (154)       480       (149)
                                                                            --------    -------   -------
       Net cash used in investing activities..............................     (749)      (564)      (683)

Cash flows provided by financing activities:
   Common stock issued to parent..........................................       71         --         --
   Capital contribution from parent.......................................       --         13         --
   Cash received on sale of real estate to affiliate......................      150         --         --
   Net cash transferred related to Taiwan operations......................       --        (24)        --
   Universal life and investment-type contract deposits...................    2,832      2,144    $ 2,250
   Universal life and investment-type contract maturities and
     withdrawals..........................................................   (1,266)      (938)    (1,327)
   Net transfers to separate accounts from policyholders funds............     (433)      (341)      (414)
   Unearned revenue on financial reinsurance..............................      (49)        49        120
   Increase in amounts due to/from affiliates, net........................      289      1,810        155
   Excess tax benefits related to share based payments....................        2         --         --
   Net reinsurance recoverable............................................       49         20        261
   Dividend paid to parent................................................       --       (200)      (150)
                                                                            --------    -------   -------
   Net cash provided by financing activities..............................    1,645      2,533        895

   Net increase in cash and cash equivalents..............................    1,521      1,109        510
Cash and cash equivalents at beginning of year............................    2,591      1,482        972
                                                                            --------    -------   -------
Cash and cash equivalents at end of year.................................. $  4,112    $ 2,591    $ 1,482
                                                                            ========    =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) ("JH USA" or "The Company") is a wholly owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

JH USA was formerly known as The Manufacturers Life Insurance Company (U.S.A.). As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc., ("JHFS"), the Company changed its name effective January 1, 2005.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC ("JHIMS"), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company's consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it's wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year's presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Interest income is generally recognized on the accrual basis. The cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts which are calculated using the effective interest method. Such amortization is included in net investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment gains.

For the mortgage-backed securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the yield is recalculated to reflect actual payments to date and anticipated future payments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Realized gains and losses on sales of securities classified as available-for-sale are recognized in income using the specific identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment gains.

In evaluating whether a decline in fair value is other-than-temporary, the Company considers various factors, including the time and extent to which the fair value has been less than cost, the financial condition and near term prospects of the issuer, the intent and ability to hold the security until it recovers in value or matures, and whether the debtor is current on contractually obligated interest and principal payments.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment gains. Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment gains.

Policy loans are reported at aggregate unpaid balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Derivative Financial Instruments

All derivative instruments are reported on the consolidated balance sheets at fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

For fair value hedges, the Company is hedging changes in the fair value of assets, liabilities or firm commitments with changes in fair values of the derivative instruments. Changes in the fair value of derivatives are recorded in income, and changes in the fair value of hedged items are recorded in income to the extent the hedge is effective. For cash flow hedges, the Company is hedging the variability of cash flows related to forecasted transactions. The effective portion of changes in the fair value of cash flow hedges is initially recorded in accumulated other comprehensive income and is subsequently reflected into income in the same period or periods during which the hedged transaction affects earnings.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DSI was deemed recoverable.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Accounts

Separate account assets and liabilities reported in the Company's consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment gains or losses of separate accounts are not included in the revenues of the Company. Fees charged to contract holders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Future Policy Benefits and Policyholders' Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders.

Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2004 through 2006, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2006 and 2005, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 39.2% and 41.2%, respectively.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate "closed block" of business. As of December 31, 2006 and 2005, $8,894 million and $8,743 million of policyholder liabilities and accruals related to the participating policyholders' accounts were included in the closed block.

JH USA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of equity to be retained by the Company. The carrying value of the policyholder dividend liability approximated the earned amount and fair value as of December 31, 2006 and 2005.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Federal Income Taxes

Income taxes have been provided for in accordance with SFAS 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Share Based Payments

The Company adopted SFAS 123(R), "Share Based Payment", on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, "Accounting for Stock Options", effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units and restricted share units in MFC. Effective January 1, 2002, MFC prospectively changed its accounting policy for employee stock options from the intrinsic value method to the fair value method for awards granted on or after January 1, 2002. As a result, the fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to JH USA employees is recognized in the accounts of the Company over the vesting periods of the units. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards".

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption. Financing cash flows for 2006 of $2 million related to the benefits of excess tax deductions have been reported in the Consolidated Statements of Cash Flows.

Foreign Currency Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the consolidated balance sheet dates. The consolidated statements of income of the Company's foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No.159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its consolidated financial statements.

   Statement of Financial Accounting Standards No.158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) ("SFAS 158")

On December 31, 2006, the Company adopted SFAS 158. SFAS 158 requires the Company on a prospective basis to recognize in its consolidated balance sheet either an asset for a defined benefit postretirement plan's overfunded status or a liability for its underfunded status. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a loss of ($2) million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 157 will have on its consolidated financial statements.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 will be effective for the Company's consolidated financial statement beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial statements.

   Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

On February 16, 2006, the FASB issued SFAS 155, amending FASB Statements 133 and 140, bringing consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning on January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS 155 is not expected to result in a material impact on the Company's consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

   Statement of Position 05-1 - "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial statements.

   Emerging Issues Task Force Issue No. 04-5 "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights" ("EITF 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity ("VIE"), in which case VIE consolidated accounting rules should instead be followed. The Company's adoption of EITF 04-5 in 2006 resulted in no impact to the Company's consolidated financial statements.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections- a replacement of APB Opinion No. 20 and Statement of Financial Accounting Standards No. 3 ("SFAS 154")

In May 2005, the FASB issued SFAS 154, which replaces Accounting Principles Board ("APB") Opinion 20, "Accounting Changes", and SFAS 3, "Reporting Accounting Changes in Interim Financial Statements", and which changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS 154 carries forward without change the guidance contained in Opinion 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

The adoption of SFAS 154 on January 1, 2006 had no immediate impact on the Company's consolidated financial statements.

   SFAS No. 123 (revised 2004) - Share Based Payment ("SFAS 123(R)")

In December 2004, the FASB issued SFAS 123R, which is a revision of SFAS 123, "Accounting for Stock-Based Compensation". SFAS 123(R) supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees", and amends SFAS 95, "Statement of Cash Flows". Generally, the approach in SFAS 123(R) is similar to the approach described in SFAS 123. However, SFAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statements of income based on their fair values. Pro forma disclosure is no longer an alternative.

The Company adopted the fair-value based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". The Company uses the Black-Scholes option-pricing model to estimate the value of stock options of MFC granted to its employees.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Because SFAS 123(R) must be applied not only to new awards but to previously granted awards that are not fully vested on the effective date, and because the Company adopted SFAS 123 using the prospective transition method (which applied only to awards granted, modified or settled after the adoption date), compensation cost for some previously granted awards that were not recognized under SFAS 123 will be recognized under SFAS 123(R). However, had the Company adopted SFAS 123(R) in prior periods, the impact of that standard would have been immaterial to its consolidated financial statements.

   FASB Staff Position 106-2 - Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003("FSP 106-2")

In May 2004, the FASB issued FSP 106-2. In accordance with FSP 106-2, the Company recorded a $1 million decrease in accumulated postretirement benefit obligation for the year ended December 31, 2004.

On December 8, 2003, President George W. Bush signed into law the Medicare Prescription Drug Improvement and Modernization Act of 2003 (the "Act"). The Act expanded Medicare, primarily by adding a prescription drug benefit for Medicare eligible retirees effective January 1, 2006. The Act provides for special tax-free subsidies to employers that offer plans with qualifying drug coverage beginning in 2006. Since the subsidy provided by the Company to its retirees for prescription drug benefits meets the criteria for qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for its retirees will be lower as a result of the new Medicare provisions and has reflected that reduction in its other post-retirement benefit plan liability.

   Statement of Position 03-1 - "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP 03-1 was effective for the Company's consolidated financial statements on January 1, 2004, and resulted in an increase in 2004 net income and shareholder's equity of $48 million (net of income tax expense of $26 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment gains (losses):

                                                          For the year ended
                                                             December 31,
                                                        ----------------------
                                                         2006    2005    2004
                                                        ------  ------  ------
                                                             (in millions)
Net investment income
   Fixed maturities.................................... $  730  $  705  $  692
   Equity securities...................................     24      17      16
   Mortgage loans on real estate.......................    152     157     155
   Real estate.........................................     98      92      86
   Other...............................................    219     233     230
                                                        ------  ------  ------
   Gross investment income.............................  1,223   1,204   1,179
       Less investment expenses........................     60      35      31
                                                        ======  ======  ======

Net investment income.................................. $1,163  $1,169  $1,148
                                                        ======  ======  ======
Net realized investment gains (losses)
   Fixed maturities.................................... $  (54) $  178  $  216
   Equity securities...................................     44      17      34
   Mortgage loans on real estate.......................     13      20      37
   Real estate.........................................      7      (2)      1
   Other...............................................     (5)     (4)     (3)
                                                        ------  ------  ------
Net realized investment gains.......................... $    5  $  209  $  285
                                                        ======  ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

As of December 31, 2006 and 2005, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below for the years indicated:

                                                              December 31, 2006
                                                   ---------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- -------
                                                                (in millions)
Available-for-Sale:
U.S. government...................................  $ 4,052     $ 47       $  5    $ 4,094
Foreign governments...............................      937      182         --      1,119
Corporate securities..............................    6,079      234         62      6,251
Mortgage-backed securities........................      163        4          2        165
                                                    -------     ----       ----    -------
Total fixed maturities available-for-sale.........   11,231      467         69     11,629
Equity securities.................................      857      182          5      1,034
                                                    -------     ----       ----    -------
   Total fixed maturities and equity securities
     available-for-sale...........................  $12,088     $649       $ 74    $12,663
                                                    =======     ====       ====    =======

                                                              December 31, 2005
                                                   ---------------------------------------
                                                               Gross      Gross
                                                   Amortized Unrealized Unrealized  Fair
                                                     Cost      Gains      Losses    Value
                                                   --------- ---------- ---------- -------
                                                                (in millions)
Available-for-Sale:
U.S. government...................................  $ 4,332     $102       $ 35    $ 4,399
Foreign governments...............................    1,019      221         --      1,240
Corporate securities..............................    5,723      321         56      5,988
Mortgage-backed securities........................      141        4          2        143
                                                    -------     ----       ----    -------
Total fixed maturities available-for-sale.........   11,215      648         93     11,770
Equity securities.................................      478      113          7        584
                                                    -------     ----       ----    -------
   Total fixed maturities and equity securities
     available-for-sale...........................  $11,693     $761       $100    $12,354
                                                    =======     ====       ====    =======

Proceeds from sales of fixed maturity securities were $9,657 million, $8,293 million, and $8,860 million for the years ended December 31, 2006, 2005, and 2004. Gross gains and losses of $114 million and $125 million, respectively, were realized on those sales (2005 - $214 million and $69 million, respectively; 2004 - $252 million and $123 million, respectively). During 2006, other-than-temporary impairments on fixed maturity securities of $54 million (2005 - $0; 2004 - $0) were recognized in the consolidated statements of income.

Proceeds from sales of equity securities were $355 million, $153 million, and $209 million for the years ended December 31, 2006, 2005, and 2004. Gross gains and losses of $48 million and $7 million, respectively, were realized on those sales (2005 - $37 million and $8 million respectively; 2004 - $35 million and $28 million, respectively). In addition, other-than-temporary impairments on equity securities of $10 million, $14 million, and $10 million for the years ended December 31, 2006, 2005, and 2004, respectively, were recognized in the consolidated statements of income.

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

At the end of each quarter, the Manulife Loan Review Committee (the "committee") reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead it to change it's intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed-maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2006 and 2005, there were 425 and 366 fixed maturity securities with an aggregate gross unrealized loss of $69 million and $93 million as of December 31, 2006, and 2005, of which the single largest unrealized loss was $2 million and $4 million as of December 31, 2006 and 2005, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

As of December 31, 2006 and 2005, there were 75 and 82 equity securities with an aggregate gross unrealized loss of $5 million and $7 million as of December 31, 2006 and 2005, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2006 and 2005, respectively. The Company anticipates that these equity securities will recover in value.

                                                       Unrealized Losses on Fixed Maturity and Equity Securities
                                                   ----------------------------------------------------------------
                                                                        As of December 31, 2006
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                           Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct obligations of
  U.S. government agencies........................   $  451      $ (3)     $  137      $ (2)     $  588      $ (5)
Federal agency mortgage backed securities.........       22        --          71        (2)         93        (2)
Fixed maturity securities issued by foreign
  governments.....................................       --        --          10        --          10        --
Corporate bonds...................................    1,212       (25)      1,175       (37)      2,387       (62)
                                                     ------      ----      ------      ----      ------      ----
   Total fixed maturity securities................    1,685       (28)      1,393       (41)      3,078       (69)
Equity securities.................................       77        (3)         19        (2)         96        (5)
                                                     ------      ----      ------      ----      ------      ----
   Total fixed maturity and equity securities.....   $1,762      $(31)     $1,412      $(43)     $3,174      $(74)
                                                     ======      ====      ======      ====      ======      ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                            Unrealized Losses on Fixed Maturity and Equity Securities
                                                        ----------------------------------------------------------------
                                                                             As of December 31, 2005
                                                        ----------------------------------------------------------------
                                                         Less than 12 months    12 months or more           Total
                                                        --------------------  --------------------  --------------------
                                                         Carrying              Carrying              Carrying
                                                         Value of              Value of              Value of
                                                        Securities            Securities            Securities
                                                        with Gross            with Gross            with Gross
                                                        Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                              ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct obligations of U.S.
  government agencies..................................   $1,665      $(30)      $222       $ (5)     $1,887     $ (35)
Federal agency mortgage backed securities..............       66        (2)        15         --          81        (2)
Corporate bonds........................................    1,525       (36)       574        (20)      2,099       (56)
                                                          ------      ----       ----       ----      ------     -----
   Total fixed maturity securities.....................    3,256       (68)       811        (25)      4,067       (93)
Equity securities......................................       37        (4)        22         (3)         59        (7)
                                                          ------      ----       ----       ----      ------     -----
   Total fixed maturity and equity securities..........   $3,293      $(72)      $833       $(28)     $4,126     $(100)
                                                          ======      ====       ====       ====      ======     =====

The amortized cost and fair value of fixed maturities as of December 31, 2006, by contractual maturity, are shown below:

                                                              Amortized  Fair
                                                                Cost     Value
                                                              --------- -------
                                                                (in millions)
Available-for-Sale:
Due in one year or less......................................  $   659  $   657
Due after one year through five years........................    1,657    1,686
Due after five years through ten years.......................    4,253    4,262
Due after ten years..........................................    4,499    4,859
                                                               -------  -------
                                                                11,068   11,464
Mortgage-backed securities...................................      163      165
                                                               -------  -------
   Total fixed maturities available-for-sale.................  $11,231  $11,629
                                                               =======  =======

Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of these investments before maturity.

As of December 31, 2006, fixed maturity securities with a fair value of $8 million (2005 - $9 million) were on deposit with government authorities as required by law.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Mortgage loans on real estate - (continued)

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

                                     Balance at                      Balance at
                                     Beginning                         End of
(in millions)                        of Period  Additions Deductions   Period
-------------                        ---------- --------- ---------- ----------
Year ended December 31, 2006........    $ 4        $1        $ 3         $2
                                        ---        --        ---         --
Year ended December 31, 2005........    $ 7        $3        $ 6         $4
                                        ---        --        ---         --
Year ended December 31, 2004........    $14        $9        $16         $7
                                        ---        --        ---         --

At December 31, 2006 and 2005, the total recorded investment in mortgage loans considered to be impaired in accordance with Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses, were as follows:

                                                             As of December 31,
                                                             -----------------
                                                             2006      2005
                                                             ----      ----
                                                             (in millions)
Impaired mortgage loans on real estate with provision for
  losses.................................................... $13       $20
Provision for losses........................................  (2)       (4)
                                                             ---       ---
Net impaired mortgage loans on real estate.................. $11       $16
                                                             ===       ===

All impaired loans have been provided for and no interest is accrued on impaired loans.

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                      Years Ended December 31,
                                                      ------------------------
                                                      2006     2005    2004
                                                      ----     ----    ----
                                                          (in millions)
Average recorded investment in impaired loans........ $16      $31     $46
Interest income recognized on impaired loans......... $--      $--     $--

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Mortgage loans on real estate - (continued)

There were no restructured mortgage loans as of December 31, 2006 and 2005, respectively.

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

                            Carrying                                Carrying
Collateral Property Type     Amount     Geographic Concentration     Amount
------------------------  ------------- ------------------------  -------------
                          (in millions)                           (in millions)
Apartments...............    $  140     East North Central.......    $  328
Industrial...............       495     East South Central.......        39
Office buildings.........       867     Middle Atlantic..........       289
Retail...................       546     Mountain.................       226
Multi family.............       150     New England..............       148
Mixed use................        35     Pacific..................       698
Agricultural.............        63     South Atlantic...........       576
Other....................       152     West North Central.......        11
                                        West South Central.......       133
Allowance for losses.....        (2)    Allowance for losses.....        (2)
                             ------                                  ------
Total....................    $2,446     Total....................    $2,446
                             ======                                  ======

Mortgage loans with outstanding principal balances of $15 million were non-income producing as of December 31, 2006. There was no non-income producing real estate as of December 31, 2006.

Securities Lending

The Company engages in securities lending to generate additional income. Certain securities from its portfolio are loaned to other institutions for certain periods of time. Collateral, which exceeds the market value of the loaned securities, is deposited by the borrower with the Company and retained by the Company until the underlying security has been returned to the Company. The collateral is reported in cash and other liabilities. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. As of December 31, 2006 the Company had loaned securities, which are included in invested assets, with a carrying value and market value of approximately $1,332 million and $1,320 million, respectively (2005 - $3,609 million and $3,636 million, respectively).

Note 3 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2006 and 2005 was $39 million and $8 million, and is reported on the consolidated balance sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2006 and 2005 was $91 million and $41 million, and is reported on the consolidated balance sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

For the years ended December 31, 2006, 2005 and 2004, the Company recognized net gains of $3 million, net losses of $2 million, and net losses of $1 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its consolidated balance sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the year ended December 31, 2006, the Company recognized gains of $0 related to the ineffective portion of its cash flow hedge. For the year ended December 31, 2006, all of the Company's hedged forecast transaction qualified as cash flow hedges.

For the year ended December 31, 2006, a net loss of $0.4 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 1 year.

For the year ended December 31, 2006, $0 of the Company's cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2006 and 2005 losses of $9.8 million and $8.3 million (net of tax of $5.3 million and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a net loss balance of $5.0 million and a net gain balance of $5.1 million (net of tax of $2.7 million and $2.8 million) at December 31, 2006 and 2005, respectively.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, interest rate floors, and cross currency swap agreements to manage exposure to interest rates and foreign exchange arising from on-balance sheet assets as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Outstanding derivative instruments were as follows:

                                                                      December 31, 2006
                                                        --------------------------------------------
                                                            Notional or
                                                        Contractual Amounts Carrying Value Fair Value
                                                        ------------------- -------------- ----------
                                                                        (in millions)
Outstanding Derivative Instruments:
Interest rate and currency swaps and floors............       $5,810             $(42)        $(42)
Interest rate options written..........................           12               --           --
Equity contracts.......................................           33               --           --
Currency forwards......................................          313              (10)         (10)
                                                              ------             ----         ----
Total..................................................       $6,168             $(52)        $(52)
                                                              ======             ====         ====

                                                                      December 31, 2005
                                                        --------------------------------------------
                                                            Notional or
                                                        Contractual Amounts Carrying Value Fair Value
                                                        ------------------- -------------- ----------
                                                                            (in millions)
Outstanding Derivative Instruments:
Interest rate and currency swaps and floors............       $1,694             $(39)        $(39)
Interest rate options written..........................           12               --           --
Equity contracts.......................................            5               --           --
Currency forwards......................................          258                6            6
                                                              ------             ----         ----
Total..................................................       $1,969             $(33)        $(33)
                                                              ======             ====         ====

Note 4 - Income Taxes

JH USA and its subsidiaries (collectively the "companies") join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York ("JHNY"), a wholly-owned subsidiary of the Company, filed separate federal income tax returns for the years ended December 31, 2005 and 2004. JHNY will join the companies in filing a consolidated federal income tax return for the year ended December 31, 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                                           For the Year Ended
                                                              December 31,
                                                          ---------------------
                                                           2006    2005   2004
                                                          ------  ------ ------
                                                              (in millions)
Current taxes:
Federal..................................................   $ (7)   $128   $ 40
                                                          ------  ------ ------
Deferred taxes:
Federal..................................................   $230    $119   $128
                                                          ------  ------ ------
Total income taxes.......................................   $223    $247   $168
                                                          ======  ====== ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, differences in the treatment of acquisition costs, and differences in reserves for policy and contract liabilities for tax and financial reporting purposes.

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes and cumulative effect of accounting change to income tax expense charged to operations follows:

                                                             For the Year Ended
                                                               December 31,
                                                             ----------------
                                                             2006   2005  2004
                                                             ----   ----  ----
                                                               (in millions)
Tax at 35%.................................................. $257   $278  $202
Add (deduct):
   Prior year taxes.........................................   (4)    (9)   --
   Tax exempt investment income.............................  (42)   (28)  (22)
   Other....................................................   12      6   (12)
                                                             ----   ----  ----
       Total income taxes................................... $223   $247  $168
                                                             ====   ====  ====

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                   December 31,
                                                                 -------------
                                                                  2006    2005
                                                                 ------  ------
                                                                 (in millions)
Deferred tax assets:
   Policy reserve adjustments................................... $  891  $1,068
   Tax credits..................................................     79      --
   Other........................................................      7       6
                                                                 ------  ------
       Total deferred tax assets................................ $  977  $1,074
                                                                 ------  ------
Deferred tax liabilities:
   Deferred acquisition costs................................... $  989  $  889
   Unrealized gains on securities available-for-sale............    353     377
   Premiums receivable..........................................     21      23
   Investments..................................................    236     283
   Reinsurance..................................................     97      53
   Other........................................................     43      59
                                                                 ------  ------
       Total deferred tax liabilities...........................  1,739   1,684
                                                                 ------  ------
       Net deferred tax liabilities............................. $  762  $  610
                                                                 ======  ======

As of December 31, 2006, the Company had utilized all available operating loss carry forwards from prior years and had $79 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $9 million, $66 million, and $4 million in 2006, 2005, and 2004, respectively.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions

The Company has formal service agreements with MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $386 million, $352 million, and $281 million for the years ended December 31, 2006, 2005, and 2004.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company ("JHLICO"). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where JHLICO provides services to the Company, a "Provider Affiliate" means JHLICO's parent, JHFS, and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $111 million for the year ended December 31, 2006, $92 million for the year ended
December 31, 2005, and approximately $61 million for the eight months ended December 31, 2004. As of December 31, 2006 and 2005 there were accrued receivables from JHLICO to the Company of $104 million and $37 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company's consolidated balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

The Company paid no dividends to MIC during 2006. During 2005, the Company paid dividends of $200 million to MIC.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $371 million, $338 million, and $169 million for the years ended December 31, 2006, 2005, and 2004. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRL. The balance of this unearned revenue as of December 31, 2006 and 2005 was $425 million and $423 million.

On December 31, 2003, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (MRBL), to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. Title to the assets supporting this block of business was transferred to MRBL under the terms of the agreement. Included in amounts due from affiliates at December 31, 2006 and 2005 was $2,616 million and $2,469 million representing the receivable from MRBL for the transferred assets, which are accounted for in a similar manner as invested assets available-for-sale.

Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT ("MHHL"). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.61% as of December 31, 2006. On December 30, 2002, the Company repaid $176 million of the original principal balance. The principal balance outstanding as of December 31, 2006 and 2005 was $74 million.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.61% as of December 31, 2006.

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest is calculated at a fluctuating rate equal to 3 month LIBOR and is payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company issued a note of same date to JHLICO in the amount of $90 million, due
December 1, 2011 and secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

Pursuant to a demand promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC. Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.70% as of December 31, 2006.

On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company's paid in capital as of December 31, 2006.

At December 31, 2005, the Company had one note receivable from MRL with a carrying value of $18 million. The note matured and was repaid on May 11, 2006.

The Company has two liquidity pools in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in two Liquidity Pool and Loan Facility Agreements. The first agreement, effective
May 28, 2004, is between the Company and various MFC affiliates. The second agreement, effective May 27, 2005, allows JHFS and subsidiaries acquired as a result of the 2004 merger with MFC to also participate in the arrangement. The maximum aggregate amount that the Company can accept into these Liquidity Pools is $2.5 billion. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month
U.S. Dollar London Inter-Bank Bid ("LIBID").

The following table exhibits the affiliates and their participation in the Company's liquidity pools:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
                     Affiliate

Manulife Investment Corporation......................    $   61       $   78
Manulife Reinsurance Ltd.............................       308           46
Manulife Reinsurance (Bermuda) Ltd...................       317           74
Manulife Hungary Holdings KFT........................        33           20
Manulife Insurance Company...........................        51           15
John Hancock Life Insurance Company..................       550        1,500
John Hancock Variable Life Insurance Company.........       202          136
John Hancock Insurance Company of Vermont............        71           --
John Hancock Reassurance Co, Ltd.....................       236          224
John Hancock Financial Services, Inc.................        56           82
The Berkeley Financial Group, LLC....................        28            8
John Hancock Signature Services, Inc.................         4            9
                                                         ------       ------
   Total.............................................    $1,917       $2,192
                                                         ======       ======

The balances above are reported on the consolidated balance sheets as amounts due to affiliates.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                      For the years ended December 31,
                               ----------------------------------------------
                                    2006            2005            2004
                               --------------  --------------  --------------
                                  Premiums        Premiums        Premiums
                               --------------  --------------  --------------
                               Written Earned  Written Earned  Written Earned
                               ------- ------  ------- ------  ------- ------
Direct........................ $1,294  $1,294  $1,319  $1,319  $1,297  $1,284
Assumed.......................    376     405     287     315     299     320
Ceded.........................   (685)   (685)   (764)   (764)   (661)   (661)
                               ------  ------  ------  ------  ------  ------
Net Premiums.................. $  985  $1,014  $  842  $  870  $  935  $  943
                               ======  ======  ======  ======  ======  ======

For the years ended December 31, 2006 and 2005 and 2004, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $423 million, $492 million, and $391 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company sponsors a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan").

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum.

Actuarial valuation of accumulated Plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on Plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the Plan participants. No contributions were made during the years ended December 31, 2004 though 2006 because the Plan was subject to the full funding limitation under the Internal Revenue Code.

As of December 31, 2006 and 2005, the projected benefit obligation to the participants in the Plan was $88 million and $85 million, and the accumulated benefit obligation was $77 million and $74 million respectively. The fair value of the Plan assets was $75 million and $71 million as of December 31, 2006 and 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

The Company also sponsors an unfunded supplemental cash balance plan entitled "The Manulife Financial U.S. Supplemental Cash Balance Plan" (the "Supplemental Plan"). This non-qualified plan provides defined pension benefits in excess of limits imposed by law. Compensation is not limited and benefits are not restricted by the Internal Revenue Code.

Benefits under the Supplemental Plan are provided to participants who terminate after three years of service. The default form of payment under this plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such an election is made within the time period prescribed in the Supplemental Plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the Supplemental Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the Plan.

Cash balance contribution credits for the Supplemental Plan vary with service, and interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields or 5.25% per annum. The annual contribution credits are made in respect of the participant's compensation that is in excess of the limit set by the Internal Revenue Code. Together, these contributions serve to restore to the participant the benefit that he/she would have been entitled to under the Plan's benefit formula except for the pay and benefit limitations in the Internal Revenue Code.

As of December 31 2006 and 2005, the projected benefit obligation to the participants in the Supplemental Plan was $33 million. The accumulated benefit obligation as of December 31, 2006 and 2005 was $30 million. The fair value of Supplemental Plan assets was $0 as of December 31, 2006 and 2005.

As of December 31, 2006, the Plan was merged with the qualified pension plan of an affiliated company, JHLICO. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger is not expected to have a material effect on the consolidated financial statements of the Company.

The Company sponsors a defined contribution 401(k) savings plan, which is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributed $3 million in 2006 (2005 - $4 million; 2004 - $2 million).

In addition to the retirement plans, the Company sponsors a Post-retirement Benefit Plan that provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This Plan provides primary medical coverage for retirees and spouses under age
65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This Plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150,000. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law. The Act introduced a prescription drug benefit under Medicare, as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare. As a result of the prescription drug subsidy, the accumulated post retirement benefit obligation at December 31, 2006, has been reduced by a deferred actuarial gain in the amount of $1.7 million to reflect the effect of the subsidy related to benefits attributed to past service. The amortization of the actuarial gain and reduction of service and interest cost resulted in a reduction of net periodic post retirement benefit cost for the year ended December 31, 2006 of $0.1 million.

As discussed in Note 1, in September 2006 the FASB issued SFAS 158. SFAS 158 requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted SFAS 158 on December 31, 2006. See below for the effects for the adoption as well as the related disclosure requirements.

The Company accounts for its Post-retirement Benefit Plan using the accrual method. As of December 31, 2006 and 2005, the benefit obligation of the Post-retirement Benefit Plan was $28 million and $35 million, respectively. The Post-Retirement Benefit Plan is unfunded. Post-retirement benefit plan expenses for 2006 were $2 million (2005 - $4 million; 2004 - $3 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the year ended
December 31, 2006 and 2005 was as follows:

Obligations and Funded Status:

                                                             Years Ended December 31,
                                                             -------------------------------
                                                              Employee        Post-retirement
                                                             Retirement Plans Benefit Plan
                                                             ---------------  --------------
                                                             2006     2005    2006    2005
                                                             ----     ----    ----    ----
                                                                  (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year..................... $118     $106    $ 35    $ 30
Service cost................................................    6        6      --       2
Interest cost...............................................    6        6       2       2
Actuarial (gain)/loss.......................................   (3)       8      (7)      1
Plan amendments.............................................   --       --      --       1
Benefits paid...............................................   (6)      (8)     (2)     (1)
                                                              ----     ----    ----    ----
Benefit obligation at end of year........................... $121     $118    $ 28    $ 35
                                                              ====     ====    ====    ====
Change in plan assets:
Fair value of plan assets at beginning of year.............. $ 71     $ 74    $ --    $ --
Actual return on plan assets................................    9        3      --      --
Employer contribution.......................................    2        2       2       1
Benefits paid...............................................   (7)      (8)     (2)     (1)
                                                              ----     ----    ----    ----
Fair value of plan assets at end of year.................... $ 75     $ 71    $ --    $ --
                                                              ====     ====    ====    ====
Funded status at year end................................... $(46)    $(47)   $(28)   $(35)
Unrecognized actuarial loss/(gain) (1)......................   --       53      --      (4)
Unrecognized prior service cost (1).........................   --        2      --      --
                                                              ----     ----    ----    ----
Net amount recognized....................................... $(46)    $  8    $(28)   $(39)
                                                              ====     ====    ====    ====
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost........................................ $ --     $ 30    $ --    $ --
Accrued benefit liability...................................  (46)      --     (28)     --
Accrued benefit liability including minimum liability (1)...   --      (62)     --     (39)
Intangible asset (1)........................................   --        2      --      --
Accumulated other comprehensive income......................   --       38      --      --
                                                              ----     ----    ----    ----
Net amount recognized....................................... $(46)    $  8    $(28)   $(39)
                                                              ====     ====    ====    ====

--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

The incremental effects of applying SFAS 158 to individual line items in the consolidated balance sheet on December 31, 2006 were as follows:

                                                                Incremental effect
                                                       Pre SFAS    of adopting     Post SFAS
                                                         158         SFAS 158         158
                                                       -------- ------------------ ---------
                                                                  (in millions)
Other assets..........................................   1,299         (23)           1,276
   Total assets....................................... 124,635         (23)         124,612

Deferred income tax liability.........................     760           2              762
Other liabilities.....................................   1,520         (28)           1,492
   Total liabilities.................................. 119,856         (26)         119,830

Accumulated other comprehensive income................     636           3              639
   Total shareholder's equity.........................   4,779           3            4,782

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit
Plans - (continued)

Obligations and Funded Status (continued):

Information for pension plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                               As of
                                                             December 31,
                                                             ------------
                                                             2006    2005
                                                             ----    ----
                                                             (in millions)
Projected benefit obligation................................ $121    $118
Accumulated benefit obligation..............................  107     104
Fair value of plan assets...................................   75      71

Components of Net Periodic Benefit cost were as follows:

                                                   Years Ended December 31,
                                                   -----------------------
                                                                  Other
                                                    Pension     Postretirement
                                                     Benefits     Benefits
                                                   -----------  -----------
                                                   2006   2005  2006     2005
                                                   ----   ----  ----     ----
                                                      (in millions)
Service cost...................................... $ 6    $ 6   $--      $ 2
Interest cost ....................................   6      6     2        2
Expected return on plan assets ...................  (5)    (5)   --       --
Amortization of prior service cost ...............  --     --    --        1
Recognized actuarial loss (gain) .................   3      3    --       (1)
                                                   ---    ---   ---      ---
Net periodic benefit cost ........................ $10    $10   $ 2      $ 4
                                                   ===    ===   ===      ===

The amounts included in "Accumulated Other Comprehensive Income" expected to be recognized as components of net periodic cost in 2007 are as follows:

                                                                     Other
                                                        Pension  Postretirement
                                                        Benefits    Benefits
                                                        -------- --------------
                                                             (in millions)
Amortization of prior service cost.....................   $0.2        $0.1
Amortization of actuarial (gain) loss, net.............    0.3          --
                                                          ----        ----
Total..................................................   $0.5        $0.1
                                                          ====        ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payments

                                                Total      Total
     Year                                     Qualified Nonqualified Total
     ----                                     --------- ------------ -----
                                                     (in millions)
     2007                                        $ 6        $ 2       $ 8
     2008                                          5          2         7
     2009                                          6          2         8
     2010                                          6          2         8
     2011                                          7          2         9
     2012-2016                                    38         14        52

Projected Employer Postretirement Benefits Payments(includes Future Service Accruals)

                                                        Medicare
                                                Gross    Part D    Net
      Year                                     Payments Subsidy  Payments
      ----                                     -------- -------- --------
                                                     (in millions)
      2007                                      $ 1.7     $.1      $1.6
      2008                                        1.8      .2       1.6
      2009                                        1.8      .2       1.6
      2010                                        1.8      .1       1.7
      2011                                        1.9      .2       1.7
      2012-2016                                  10.0      .7       9.3

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

Obligations and Funded Status:

                                                                         Years Ended December 31,
                                                         --------------------------------------------------------
                                                                     2006                         2005
                                                         ---------------------------  ---------------------------
                                                                               (in millions)
                                                         Qualified Nonqualified       Qualified Nonqualified
                                                           Plans      Plans     Total   Plans      Plans     Total
                                                         --------- ------------ ----- --------- ------------ -----
Benefit obligation at the end of year...................   $ 88        $ 33     $121    $ 85        $ 33     $118
Fair value of plan assets at end of year................     75          --       75      71          --       71
Funded status (assets less obligations).................    (13)        (33)     (46)    (14)        (33)     (47)
Unrecognized net actuarial loss.........................     --          --       --      42          11       53
Unrecognized prior service cost.........................     --          --       --       2          --        2
                                                           ----        ----     ----    ----        ----     ----
Prepaid (accrued) benefit cost..........................   $(13)       $(33)    $(46)   $ 30        $(22)    $  8
                                                           ====        ====     ====    ====        ====     ====
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost....................................   $ --        $ --     $ --    $ 30        $ --     $ 30
Accrued benefit liability(1)............................    (13)        (33)     (46)
Accrued benefit liability including minimum liability(1)     --          --       --     (33)        (29)     (62)
Intangible asset (1)....................................     --          --       --       2          --        2
Accumulated other comprehensive income..................     --          --       --      31           7       38
                                                           ----        ----     ----    ----        ----     ----
Net amount recognized...................................   $(13)       $(33)    $(46)   $ 30        $(22)    $  8
                                                           ====        ====     ====    ====        ====     ====
--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006, these items are no longer applicable.

Components of net periodic benefit cost:
Service cost............................................   $  5        $  1     $  6    $  5        $  1     $  6
Interest cost...........................................      4           2        6       4           2        6
Expected return on plan assets..........................     (5)         --       (5)     (5)         --       (5)
Actuarial loss amortization.............................      3          --        3       2           1        3
                                                           ----        ----     ----    ----        ----     ----
Net periodic benefit cost...............................   $  7        $  3     $ 10    $  6        $  4     $ 10
                                                           ====        ====     ====    ====        ====     ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

                                                Years Ended December 31,
                                              ------------------------------
                                                                  Other
                                                               Postretirement
                                              Pension Benefits   Benefits
                                              ------- -------- -------------
                                               2006     2005   2006    2005
                                              ------- -------- ----   -----
Discount rate................................  5.75%    5.50%  5.75%   5.50%
Rate of compensation increase................  4.00%    4.00%   N/A     N/A
Health care trend rate for following year....   N/A      N/A   9.50%  10.00%
Ultimate trend rate..........................   N/A      N/A   5.00%   5.00%
Year ultimate rate reached...................   N/A      N/A   2016    2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                 Years Ended December 31,
                                              -----------------------------
                                                                   Other
                                                               Postretirement
                                              Pension Benefits   Benefits
                                              ------- -------- ------------
                                               2006     2005    2006    2005
                                              ------- -------- -----   -----
Discount rate................................  5.50%    5.75%   5.50%   5.75%
Expected long-term return on plan assets.....  8.25%    8.25%    N/A     N/A
Rate of compensation increase................  4.00%    4.00%    N/A     N/A
Health care trend rate for following year....   N/A      N/A   10.00%  10.50%
Ultimate trend rate..........................   N/A      N/A    5.00%   5.00%
Year ultimate rate reached...................   N/A      N/A    2016    2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination.

As of December 31, 2006 and 2005, the total accumulated Post-Retirement Benefit Plan obligation was $28 million and $35 million, respectively. The accumulated post-retirement benefit obligation for fully eligible active employees was $3 million as of December 31, 2006 and $4 million as of December 31, 2005. The accumulated post-retirement benefit obligation for ineligible active employees was $4 million as of December 31, 2006 and 2005. For measurement purposes as of December 31, 2006, a 9.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006 for both pre-65 and post-65 coverage.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                               1-Percentage   1-Percentage
                                              Point Increase Point Decrease
                                              -------------- --------------
                                                      (in millions)
Effect on total service and interest costs
  in 2006....................................      $0.1          $(0.1)
Effect on postretirement benefit obligations
  as of December 31, 2006....................      $  2          $  (1)

Plan Assets

The Company's weighted-average asset allocations for its U.S. Cash Balance Plan at December 31, 2006 and 2005 by asset category were as follows:

                                                               Plan Assets
                                                             at December 31,
                                                             --------------
                                                             2006    2005
                                                             ----    ----
Asset Category
--------------
Equity securities...........................................  66%     65%
Fixed maturity securities...................................  29      31
Real estate.................................................   5       4
                                                             ---     ---
Total....................................................... 100%    100%
                                                             ===     ===

The target asset allocations for the Company's pension plans are summarized below for major asset categories:

Asset Category
--------------
Equity securities........................................... 40% - 80%
Fixed maturity securities................................... 20% - 60%
Real estate.................................................  0% - 5%

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 8 - Commitments and Contingencies

Commitments

As of December 31, 2006, the Company had outstanding commitments involving five mortgage applications in the United States for a total of $38 million to be disbursed in 2007.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments were as follows:

                                                        Operating
                                                         Leases
                                                      -------------
                                                      (in millions)
             2007....................................     $  2
             2008....................................        2
             2009....................................        2
             2010....................................        2
             2011....................................        2
             Thereafter..............................      200
                                                          ----
             Total...................................     $210
                                                          ====

There were no other material operating leases in existence as of December 31, 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late trading and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2006 and 2005.

Common stock, $1.00 par value, 50,000,000 shares authorized at December 31, 2006 and 2005, 4,728,935 shares issued and outstanding at December 31, 2006 (4,728,934 issued and outstanding at December 31, 2005).

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                                  Net
                                                                      Net     Accumulated   Foreign    Minimum    Accumulated
                                                                   Unrealized   Gain on    Currency    Pension       Other
                                                                     Gains     Cash Flow  Translation Liability  Comprehensive
                                                                    (Losses)    Hedges    Adjustment  Adjustment    Income
                                                                   ---------- ----------- ----------- ---------- -------------
                                                                                          (in millions)
Balance at January 1, 2004........................................   $ 635        $ 3        $158        $ (3)       $ 793
Gross unrealized gains (net of deferred income tax expense of $65
  million)........................................................     120                                             120
Reclassification adjustment for gains realized in net income
(net of deferred income tax expense of $75 million)...............    (140)                                           (140)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $10 million).....................     (18)                                            (18)
Adjustment for deferred acquisition costs and deferred sales
  inducements (net of deferred income tax expense of $7 million)        13                                              13
                                                                     -----                                           -----
Net unrealized losses.............................................     (25)                                            (25)
Foreign currency translation adjustment...........................                             55                       55
Minimum pension liability (net of deferred income tax benefit of
  $0).............................................................                                         (1)          (1)
Net gains on cash flow hedges (net of deferred income tax expense
  of $3 million)..................................................                  6                                    6
                                                                     -----        ---        ----        ----        -----
Balance at December 31, 2004......................................   $ 610        $ 9        $213        $ (4)       $ 828
                                                                     =====        ===        ====        ====        =====

                                                                                  Net
                                                                      Net     Accumulated   Foreign    Minimum    Accumulated
                                                                   Unrealized   Gain on    Currency    Pension       Other
                                                                     Gains     Cash Flow  Translation Liability  Comprehensive
                                                                    (Losses)    Hedges    Adjustment  Adjustment    Income
                                                                   ---------- ----------- ----------- ---------- -------------
                                                                                          (in millions)
Balance at January 1, 2005........................................   $ 610        $ 9        $213        $ (4)       $ 828
Gross unrealized losses (net of deferred income tax benefit of $30
  million)........................................................     (55)                                            (55)
Reclassification adjustment for gains realized in net income
(net of deferred income tax expense of $59 million)...............    (111)                                           (111)
Adjustment for participating group annuity contracts (net of
  deferred income tax benefit of $7 million)......................     (15)                                            (15)
Adjustment for deferred acquisition costs and deferred sales
  inducements (net of deferred income tax expense of $22 million)       42                                              42
                                                                     -----                                           -----
Net unrealized losses.............................................    (139)                                           (139)
Foreign currency translation adjustment...........................                             --                       --
Minimum pension liability (net of deferred income tax benefit of
  $11 million)....................................................                                        (21)         (21)
Net (losses) on cash flow hedges (net of deferred income tax
  benefit of $0)..................................................                 (1)                                  (1)
                                                                     -----        ---        ----        ----        -----
Balance at December 31, 2005......................................   $ 471        $ 8        $213        $(25)       $ 667
                                                                     =====        ===        ====        ====        =====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                                       Additional
                                                                      Net                             Pension and
                                                          Net     Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                       Unrealized   Gain on    Currency    Pension    Unrecognized      Other
                                                         Gains     Cash Flow  Translation Liability   Net Periodic  Comprehensive
                                                        (Losses)    Hedges    Adjustment  Adjustment      Cost         Income
                                                       ---------- ----------- ----------- ---------- -------------- -------------
                                                                                     (in millions)
Balance at January 1, 2006............................    $471        $ 8        $213        $(25)        $  0          $667
Gross unrealized losses (net of deferred income tax
  benefit of $36 million).............................     (67)                                                          (67)
Reclassification adjustment for losses realized in net
  income (net of deferred income tax benefit of $12
  million)............................................      22                                                            22
Adjustment for participating group annuity contracts
  (net of deferred income tax expense of $15
  million)............................................      28                                                            28
Adjustment for deferred acquisition costs and
  deferred sales inducements (net of deferred
  income tax benefit of $11 million)                       (21)                                                          (21)
                                                          ----                                                          ----
Net unrealized losses.................................     (38)                                                          (38)
Foreign currency translation adjustment...............                              7                                      7
Minimum pension liability (net of deferred income
  tax expense of $3 million)..........................                                          5                          5
SFAS 158 transition adjustment........................                                         20          (22)           (2)
Net accumulated (losses) on cash flow hedges (net
  of deferred income tax expense of $ 0)..............                 --                                                 --
                                                          ----        ---        ----        ----         ----          ----
Balance at December 31, 2006..........................    $433        $ 8        $220        $ --         $(22)         $639
                                                          ====        ===        ====        ====         ====          ====

Net unrealized investment gains included in the consolidated balance sheets as a component of shareholder's equity are summarized below:

                                                                        2006   2005   2004
                                                                        ----  ------ ------
                                                                           (in millions)
As of December 31:
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
       Fixed maturities available for sale ............................ $590  $  795 $1,073
       Equity securities available for sale............................  412     262    226
       Other, net......................................................   (7)      8     20
                                                                        ----  ------ ------
Total .................................................................  995   1,065  1,319

Amounts of unrealized investment gains (losses) attributable to:
       Deferred acquisition costs and deferred sales inducements ......  122      90    154
       Participating group annuity contracts ..........................  208     251    228
       Deferred federal income taxes...................................  233     253    327
                                                                        ----  ------ ------
Total..................................................................  562     594    709
                                                                        ----  ------ ------
Net unrealized investment gains........................................ $433  $  471 $  610
                                                                        ====  ====== ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued) Statutory Results

JH USA prepares its statutory basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile.

Statutory net income and statutory capital and surplus were as follows:

                                                              2006  2005  2004
                                                             ------ ---- ------
                                                               (in millions)
Statutory net income........................................ $  184 $ 11 $  304
Statutory capital and surplus...............................  1,426  945  1,165

JH USA is subject to statutory limitations on the payment of dividends. Dividend payments in excess of prescribed limits cannot be paid without the prior approval of U.S. insurance regulatory authorities.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

Note 10 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company's reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables summarize selected financial information by segment for the periods indicated:

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2006
Revenues:
   Revenue from external customers...........................................  $ 1,483    $ 1,632    $  382     $  3,497
   Net investment income.....................................................      712        225       226        1,163
   Net realized investment gains (losses)....................................       79         20       (94)           5
                                                                               -------    -------    ------     --------
   Revenues..................................................................  $ 2,274    $ 1,877    $  514     $  4,665
                                                                               =======    =======    ======     ========
Net income (loss):...........................................................  $   197    $   324    $   (9)    $    512
                                                                               =======    =======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $   (1)    $     (1)
   Carrying value of investments accounted for by the equity method..........       --         --        36           36
   Amortization of deferred acquisition costs and deferred sales inducements.  $   235    $   303        (9)         529
   Interest expense..........................................................       --         21         5           26
   Income tax expense........................................................      104        115         4          223
   Segment assets............................................................   19,051     95,752     9,809      124,612

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2005
Revenues:
   Revenue from external customers...........................................  $ 1,207    $ 1,225    $  207     $  2,639
   Net investment income.....................................................      723        220       226        1,169
   Net realized investment gains.............................................       92         32        85          209
                                                                               -------    -------    ------     --------
   Revenues..................................................................  $ 2,022    $ 1,477    $  518     $  4,017
                                                                               =======    =======    ======     ========
   Net income:...............................................................  $   151    $   272    $  125     $    548
                                                                               =======    =======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $    1     $      1
   Carrying value of investments accounted for by the equity method..........       --         --        38           38
   Amortization of deferred acquisition costs and deferred sales inducements.  $    74    $   243         5          322
   Interest expense..........................................................       --         26         3           29
   Income tax expense........................................................       81         95        71          247
   Segment assets............................................................   17,675     76,219     7,766      101,660

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                           Wealth
                                                                              Protection Management Corporate Consolidated
                                                                              ---------- ---------- --------- ------------
                                                                                             (in millions)
Year ended December 31, 2004
Revenues:
   Revenue from external customers...........................................  $ 1,095    $   931    $  291     $ 2,317
   Net investment income.....................................................      713        230       205       1,148
   Net realized investment gains.............................................      184         52        49         285
                                                                               -------    -------    ------     -------
   Revenues..................................................................  $ 1,992    $ 1,213    $  545     $ 3,750
                                                                               =======    =======    ======     =======
Net income...................................................................  $   161    $   131    $  167     $   459
                                                                               =======    =======    ======     =======
Supplemental Information:
   Equity in net income of investees accounted for by the equity method......       --         --    $    1     $     1
   Carrying value of investments accounted for by the equity method..........       --         --        42          42
   Amortization of deferred acquisition costs and deferred sales inducements.  $   150    $   194        14         358
   Interest expense..........................................................       --         20         2          22
   Income tax expense........................................................       53         21        94         168
   Segment assets............................................................   16,785     62,662     5,907      85,354

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value of commitments approximated the amount of the outstanding commitment.

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                        December 31,
                                              ---------------------------------
                                                    2006             2005
                                              ---------------- ----------------
                                              Carrying  Fair   Carrying  Fair
                                               Value    Value   Value    Value
                                              -------- ------- -------- -------
                                                        (in millions)
Assets:
   Fixed maturities.......................... $11,629  $11,629 $11,770  $11,770
   Equity securities.........................   1,034    1,034     584      584
   Mortgage loans on real estate.............   2,446    2,478   2,410    2,475
   Policy loans..............................   2,340    2,340   2,187    2,187
   Short term investments....................     645      645     549      549
   Cash and cash equivalents.................   4,112    4,112   2,591    2,591
   Derivative financial instruments..........      39       39       8        8

Liabilities:
   Fixed rate deferred and immediate
     annuities...............................   2,318    2,280   2,355    2,322
   Derivative financial instruments..........      91       91      41       41
   Commitments...............................      --      402      --       90

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The Company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the consolidated statements of income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of income.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. As of December 31, 2006, 28% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 72% on a proportional basis.

In May 1998, the Company introduced a Guaranteed Income Benefit Rider (GRIP), which provided a guaranteed minimum annuity payout if the policyholder elected to annuitize after holding the policy for at least 7 years. In 2001, the GRIP rider was replaced by a newer version, GRIP II, which required a 10 year waiting period and charged a higher ride fee. GRIP III, which replaced GRIP II after May, 2003, provided a less generous benefit base with a higher rider charge. The Company discontinued sales of GRIP III riders in 2005.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider
(GMWB) named Principal Plus (PP). This rider provides a guaranteed withdrawal amount referred to as the Guaranteed Withdrawal Balance (GWB) as long as withdrawals do not exceed 5% of the GWB per annum. In 2005, a newer version of GMWB rider, Principal Plus for Life (PPFL) was introduced. This new rider retains all the features of the PP rider and adds an alternative guarantee of a Lifetime Income Amount available for the life of the covered person. In February 2006, the PPFL rider was upgraded to a new "Enhanced" version featuring key change to the Step-Up option. Previously, Step-Ups occurred automatically every third contract year until the thirtieth year. After the upgrade, Step-Ups will begin to occur annually after the ninth year.

In October 2006, the Company added two new versions of the "Enhanced PPFL" rider to the PPFL family:

    . Principal Plus For Life PLUS Automatic Annual Step-Up, provides clients with the additional advantage that the Step-Up feature will occur annually beginning with the very first contract anniversary.

    . Principal Plus For Life PLUS Spousal Protection, provides clients with the additional advantage the rider will continue to provide the spouse with a guaranteed lifetime income even after the owner's death.

Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

As of December 31, 2006 and 2005, the Company had the following variable contracts with guarantees:

                                                   December 31,   December 31,
                                                       2006           2005
                                                   ------------   ------------
                                                   (in millions, except percent)
Guaranteed minimum death benefit:
Return of net deposits in the event of death:
   Account value..................................   $11,869        $ 6,976
   Net amount at risk - gross.....................         4              7
   Net amount at risk - net.......................         1              1

Return of net deposits plus a minimum return in
  the event of death:
   Account value..................................   $   786        $   842
   Net amount at risk - gross.....................       150            176
   Net amount at risk - net.......................        --             --
   Guaranteed minimum return rate.................         5%             5%

Highest specified anniversary account value minus
  withdrawals post anniversary in the event of
  death:
   Account value..................................   $30,956        $26,828
   Net amount at risk - gross.....................     1,309          1,865
   Net amount at risk - net.......................        53             81

Guaranteed Minimum Income Benefit:
   Account value..................................   $11,277        $11,477
   Net amount at risk - gross.....................     1,137          1,332
   Net amount at risk - net.......................        27             25

Guaranteed Minimum Withdrawal Benefit:
   Account value..................................   $19,275        $10,179
   Net amount at risk - gross.....................         1              3
   Net amount at risk - net.......................         1              3

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the consolidated balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table above shows the net amount at risk both gross and net of reinsurance.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds with the following characteristics:

                                                                 December 31,  December 31,
Type of Fund                            Index                        2006          2005
------------         ------------------------------------------- ------------- ------------
                                                                 (in billions)
Large Cap Equity.... S&P 500                                         $10.8        $ 9.9
High Quality Bond... Ibbottson US Intermediate term Gov't Bond         4.6          4.3
High Yield Bond..... Ibbottson Domestic High Yield Bond                0.5          0.6
Balanced............ 60% Large Cap Equity, 40% High Quality Bond      22.6         14.4
Small Cap Equity.... Ibbottson US Small Cap Stock                      3.0          3.4
International Equity MSCI EAFE                                         1.4          1.3
Global Equity....... MSCI World                                        0.6          0.6
Real Estate......... NAREIT                                            0.4          0.3
                                                                     -----        -----
   Total............                                                 $43.9        $34.8
                                                                     =====        =====

The reserve roll forwards for the separate accounts as of December 31, 2006 and 2005 were as follows:

                                                                       Guaranteed
                                                                        Minimum
                                           Guaranteed     Guaranteed   Withdrawal
                                         Minimum Death  Minimum Income  Benefit
                                         Benefit (GMDB) Benefit (GMIB)   (GMWB)   Totals
                                         -------------- -------------- ---------- ------
                                                          (in millions)
Balance at January 1, 2006..............      $ 39          $(187)        $(14)   $(162)
Incurred guarantee benefits.............       (51)           (33)          --      (84)
Other reserve changes...................        92            428          109      629
                                              ----          -----         ----    -----
Balance at December 31, 2006............        80            208           95      383
Reinsurance recoverable.................       (35)          (518)          --     (553)
                                              ----          -----         ----    -----
Net balance at December 31, 2006........      $ 45          $(310)        $ 95    $(170)
                                              ====          =====         ====    =====
Balance at January 1, 2005..............      $ 65          $ 121         $(24)   $ 162
Incurred guarantee benefits.............       (81)            --           --      (81)
Other reserve changes...................        91             48           10      149
                                              ----          -----         ----    -----
Balance at December 31, 2005............        75            169          (14)     230
Reinsurance recoverable.................        36            356           --      392
                                              ----          -----         ----    -----
Net balance at December 31, 2005........      $ 39          $(187)        $(14)   $(162)
                                              ====          =====         ====    =====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The gross reserves and ceded assets for GMDB and the gross reserves for GMIB were determined using SOP 03-1, whereas the ceded asset for GMIB and gross reserve for GMWB were determined in accordance with SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts as of December 31, 2006 and 2005:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . For 2006, annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business (2005 - Annuity mortality was assumed to be 90% of the Annuity 2000 table).

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 42 % (2005 - 1% to 45%).

    .  Partial withdrawal rates are approximately 4% per year.

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and 5.24% (2005 - 5.00%) for SFAS 133 calculations.

Note 13 - Deferred Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Acquisition Costs were as follows:

                                                              2006    2005
For the year ended December 31,                              ------  ------
                                                              (in millions)
Balance, January 1.......................................... $4,112  $3,448
Capitalization..............................................  1,115     940
Amortization................................................   (494)   (293)
Transfer of Taiwan operations - Note 15.....................     --     (47)
Effect of net unrealized gains on available-for-sale
  securities................................................    (32)     64
                                                             ------  ------
Balance, December 31........................................ $4,701  $4,112
                                                             ======  ======

The components of the change in Deferred Sales Inducements were as follows:

                                                             2006   2005
For the year ended December 31,                              ----   ----
                                                             (in millions)
Balance, January 1.......................................... $231   $228
Capitalization..............................................   39     36
Amortization................................................  (35)   (29)
Transfer of Taiwan operations - Note 15.....................   --     (4)
                                                             ----   ----
Balance, December 31........................................ $235   $231
                                                             ====   ====

Note 14 - Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS
No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Stock Options (ESOP)

Certain employees of the Company are provided compensation in the form of stock options, deferred share units ("DSUs"), and restricted share units ("RSUs") in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units.

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants DSUs under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2006, MFC issued a total of 181,000 DSUs (2005 - 182,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2006, MFC issued a total of 720,000 DSUs (2005 - 0) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2006 and 2005 vested immediately upon issue.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $0.9 million for the year ended December 31, 2006 (2005 - $0.3 million; 2004 - $0.6 million).

Director Equity Incentive Plan (DEIP)

MFC had previously granted stock options to directors under the Director Equity Incentive Plan ("DEIP"). There were no stock options granted under the DEIP in 2006 or 2005, as a result of a decision made by the MFC Board of Directors in 2004 to permanently discontinue stock option grants to directors. A total of 500,000 common shares of MFC had been reserved for issuance under the DEIP.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2006, MFC granted a total of 1.6 million (2005 - 1.8 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $13.8 million for the year ended December 31, 2006 (2005 - $27.4 million; 2004 - $0).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company's portion of MFC DSU unit awards outstanding during 2006 was as follows:

                                                                DSUs
                                                             Outstanding
                                                             -----------
Outstanding, January 1, 2006................................   306,888
Granted.....................................................    11,846
Redeemed....................................................   (50,548)
Forfeited...................................................       (--)
Dividends Reinvested........................................     5,466
                                                               -------
Outstanding, December 31, 2006..............................   273,652
                                                               =======

The Company's portion of MFC RSU grants outstanding during 2006 was as follows:

                                                                RSUs
                                                             Outstanding
                                                             -----------
Outstanding, January 1, 2006................................   901,417
Granted.....................................................   353,340
Redeemed....................................................  (537,665)
Forfeited...................................................   (19,976)
Dividends Reinvested........................................    24,381
                                                              --------
Outstanding, December 31, 2006..............................   721,497
                                                              ========

The following table summarizes the Company's stock option awards outstanding and the weighted average exercise price during the year ended December 31, 2006:

                                                        December 31, 2006
                                                   ---------------------------
                                                              Weighted Average
                                                    Options    Exercise Price
                                                   ---------  ----------------
Outstanding, January 1, 2006...................... 5,384,262       $19.28
Granted...........................................   754,616       $32.56
Exercised.........................................  (611,554)      $18.02
Forfeited.........................................   (41,244)      $26.41
                                                   ---------
Outstanding, December 31, 2006.................... 5,486,080       $21.19
                                                   =========
Exercisable, December 31, 2006.................... 3,655,146       $18.39
                                                   =========

The market value of MFC common shares at December 31, 2006 was $33.62.

The weighted average fair value of each option granted in 2006 has been estimated at $32.56 using the Black-Scholes option-pricing model. The weighted average assumptions used in the determination of the fair value of each option are as follows:

                                          For the Years Ended December 31,
                                         ----------------------------------
                                            2006        2005        2004
                                         ----------  ----------  ----------
Dividend Yield..........................       1.94%       1.90%       1.80%
Expected Volatility.....................      20.00%      20.00%      22.50%
Risk - Free Interest Rate...............       4.11%       3.70%       3.70%
Expected Life of Stock Option........... 6.50 years  6.00 years  6.00 years

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2006 (2005 - $4.5 million; 2004 - $0).

In aggregate, the Company recorded share based compensation expense of $19.2 million for the year ended December 31, 2006 (2005 - $32.2 million; 2004 - $0.6 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 15 - Taiwan Branch Transfer and Subsequent Reinsurance of Taiwan Business back to the Company

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company's additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company's 2005 consolidated statement of income.

Note 16 - Subsequent Events

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from an affiliate, Manulife Holdings (Delaware) LLC. Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.68% as of March 15, 2007. The note matures on December 15, 2016.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

                         Audited Financial Statements

                         Year ended December 31, 2006

                                   Contents

Report of Independent Registered Public Accounting Firm....................   3

Statements of Assets and Owners' Equity....................................   6

Statements of Operations and Changes in Contract Owners' Equity............  10

Notes to Financial Statements..............................................  78

   Organization............................................................  78

   Significant Accounting Policies.........................................  80

   Contract Charges........................................................  80

   Purchases and Sales of Investments......................................  81

   Transactions with Affiliates............................................  84

   Diversification Requirements............................................  85

   Financial Highlights....................................................  86

   Details of Net Investment Income........................................ 165

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the "Account"), comprised of the following sub-accounts;

500 Index Trust B Series 0                    Dynamic Growth Trust Series 1
500 Index Trust Series 1                      Emerging Growth Trust Series 0
Active Bond Trust Series 0                    Emerging Growth Trust Series 1
Active Bond Trust Series 1                    Emerging Small Company Trust Series 0
All Asset Portfolio Series 0                  Emerging Small Company Trust Series 1
All Asset Portfolio Series 1                  Equity-Income Trust Series 0
All Cap Core Trust Series 0                   Equity-Income Trust Series 1
All Cap Core Trust Series 1                   Financial Services Trust Series 0
All Cap Growth Trust Series 0                 Financial Services Trust Series 1
All Cap Growth Trust Series 1                 Frontier Capital Appreciation Trust
All Cap Value Trust Series 0                  Fundamental Value Trust Series 0
All Cap Value Trust Series 1                  Fundamental Value Trust Series 1
American Blue Chip Income and Growth          Global Allocation Trust Series 0
  Trust Series 1                              Global Allocation Trust Series 1
American Bond Trust Series 1                  Global Bond Trust Series 0
American Growth Trust Series 1                Global Bond Trust Series 1
American Growth-Income Trust Series 1         Global Trust Series 0
American International Trust Series 1         Global Trust Series 1
Blue Chip Growth Trust Series 0               Growth & Income Trust Series 0
Blue Chip Growth Trust Series 1               Health Sciences Trust Series 0
Bond Index Trust B Series 0                   Health Sciences Trust Series 1
Brandes International Equity Trust            High Yield Trust Series 0
Business Opportunity Value Trust              High Yield Trust Series 1
Capital Appreciation Trust Series 0           Income & Value Trust Series 0
Capital Appreciation Trust Series 1           Income & Value Trust Series 1
Classic Value Trust Series 0                  International Core Trust Series 0
Classic Value Trust Series 1                  International Core Trust Series 1
Core Bond Trust Series 0                      International Equity Index Trust A Series 1
Core Bond Trust Series 1                      International Equity Index Trust B Series 0
Core Equity Trust Series 0                    International Opportunities Trust Series 0
Core Equity Trust Series 1                    International Opportunities Trust Series 1
CSI Equity Trust                              International Small Cap Trust Series 0
Dynamic Growth Trust Series 0                 International Small Cap Trust Series 1

            Report of Independent Registered Public Accounting Firm

International Value Trust Series 0         Quantitative Value Trust Series 0
International Value Trust Series 1         Quantitative Value Trust Series 1
Investment Quality Bond Trust Series 0     Real Estate Securities Trust Series 0
Investment Quality Bond Trust Series 1     Real Estate Securities Trust Series 1
Large Cap Growth Trust Series 0            Real Return Bond Trust Series 0
Large Cap Growth Trust Series 1            Real Return Bond Trust Series 1
Large Cap Trust Series 0                   Science & Technology Trust Series 0
Large Cap Trust Series 1                   Science & Technology Trust Series 1
Large Cap Value Trust Series 0             Short-Term Bond Trust Series 0
Large Cap Value Trust Series 1             Small Cap Growth Trust Series 0
Lifestyle Aggressive Trust Series 0        Small Cap Index Trust Series 0
Lifestyle Aggressive Trust Series 1        Small Cap Index Trust Series 1
Lifestyle Balanced Trust Series 0          Small Cap Opportunities Trust Series 0
Lifestyle Balanced Trust Series 1          Small Cap Opportunities Trust Series 1
Lifestyle Conservative Trust Series 0      Small Cap Trust Series 0
Lifestyle Conservative Trust Series 1      Small Cap Trust Series 1
Lifestyle Growth Trust Series 0            Small Cap Value Trust Series 0
Lifestyle Growth Trust Series 1            Small Company Trust Series 0
Lifestyle Moderate Trust Series 0          Small Company Trust Series 1
Lifestyle Moderate Trust Series 1          Small Company Value Trust Series 0
Managed Trust Series 0                     Small Company Value Trust Series 1
Mid Cap Core Trust Series 0                Special Value Trust Series 0
Mid Cap Core Trust Series 1                Special Value Trust Series 1
Mid Cap Index Trust Series 0               Strategic Bond Trust Series 0
Mid Cap Index Trust Series 1               Strategic Bond Trust Series 1
Mid Cap Stock Trust Series 0               Strategic Income Trust Series 0
Mid Cap Stock Trust Series 1               Strategic Income Trust Series 1
Mid Cap Value Trust Series 0               Strategic Opportunities Trust Series 0
Mid Cap Value Trust Series 1               Strategic Opportunities Trust Series 1
Mid Value Trust Series 0                   Strategic Value Trust Series 0
Money Market Trust B Series 0              Strategic Value Trust Series 1
Money Market Trust Series 1                Total Return Trust Series 0
Natural Resources Trust Series 0           Total Return Trust Series 1
Natural Resources Trust Series 1           Total Stock Market Index Trust Series 0
Overseas Equity Trust Series 0             Total Stock Market Index Trust Series 1
Pacific Rim Trust Series 0                 Turner Core Growth Trust
Pacific Rim Trust Series 1                 U.S. Core Trust Series 0
Quantitative All Cap Trust Series 0        U.S. Core Trust Series 1
Quantitative All Cap Trust Series 1        U.S. Global Leaders Growth Trust Series 0
Quantitative Mid Cap Trust Series 0        U.S. Global Leaders Growth Trust Series 1
Quantitative Mid Cap Trust Series 1        U.S. Government Securities Trust Series 0

            Report of Independent Registered Public Accounting Firm

U.S. Government Securities Trust Series 1          Utilities Trust Series 0
U.S. High Yield Bond Trust Series 0                Utilities Trust Series 1
U.S. High Yield Bond Trust Series 1                Value Trust Series 0
U.S. Large Cap Trust Series 0                      Value Trust Series 1
U.S. Large Cap Trust Series 1

of John Hancock Life Insurance Company (U.S.A.) as of December 31, 2006, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2006, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP

Toronto, Canada
April 5 2007

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       500 Index Trust B Series 0--3,020,080 shares (cost $45,211,443)                            $54,754,038
       500 Index Trust Series 1--3,419,010 shares (cost $33,966,573)                               42,156,390
       Active Bond Trust Series 0--18,157 shares (cost $175,519)                                      179,570
       Active Bond Trust Series 1--1,112,438 shares (cost $10,679,907)                             10,990,886
       All Cap Core Trust Series 0--7,871 shares (cost $152,446)                                      154,432
       All Cap Core Trust Series 1--790,631 shares (cost $10,730,784)                              15,496,358
       All Cap Growth Trust Series 0--10,633 shares (cost $181,039)                                   189,900
       All Cap Growth Trust Series 1--922,595 shares (cost $12,392,136)                            16,449,878
       All Cap Value Trust Series 0--13,131 shares (cost $162,892)                                    170,565
       All Cap Value Trust Series 1--269,521 shares (cost $3,540,943)                               3,511,855
       American Blue Chip Income and Growth Trust Series 1--369,010 shares (cost $5,867,118)        6,749,187
       American Bond Trust Series 1--84,376 shares (cost $1,079,655)                                1,123,885
       American Growth Trust Series 1--1,525,048 shares (cost $28,343,423)                         33,139,292
       American Growth-Income Trust Series 1--614,484 shares (cost $10,463,911)                    12,406,440
       American International Trust Series 1--921,719 shares (cost $18,795,460)                    22,969,248
       Blue Chip Growth Trust Series 0--24,157 shares (cost $438,679)                                 467,688
       Blue Chip Growth Trust Series 1--1,970,414 shares (cost $29,260,875)                        38,206,324
       Bond Index Trust B Series 0--15,899 shares (cost $157,203)                                     161,697
       Capital Appreciation Trust Series 0--60,558 shares (cost $542,564)                             549,868
       Capital Appreciation Trust Series 1--2,400,612 shares (cost $21,536,452)                    21,773,547
       Classic Value Trust Series 0--28,515 shares (cost $449,237)                                    462,509
       Classic Value Trust Series 1--643,463 shares (cost $9,696,941)                              10,424,108
       Core Bond Trust Series 0--1,341 shares (cost $16,800)                                           16,975
       Core Bond Trust Series 1--6,814 shares (cost $85,727)                                           86,467
       Core Equity Trust Series 0--5,661 shares (cost $77,883)                                         85,817
       Core Equity Trust Series 1--82,519 shares (cost $1,192,613)                                  1,249,336
       Dynamic Growth Trust Series 0--9,470 shares (cost $54,435)                                      57,198
       Dynamic Growth Trust Series 1--909,515 shares (cost $4,495,449)                              5,493,471
       Emerging Growth Trust Series 0--11,963 shares (cost $150,455)                                  152,055
       Emerging Growth Trust Series 1--101,403 shares (cost $1,404,362)                             1,287,823
       Emerging Small Company Trust Series 0--11,039 shares (cost $312,147)                           325,215
       Emerging Small Company Trust Series 1--1,697,046 shares (cost $49,317,392)                  49,927,098
       Equity-Income Trust Series 0--70,169 shares (cost $1,213,723)                                1,297,432
       Equity-Income Trust Series 1--3,186,162 shares (cost $47,619,267)                           59,007,712
       Financial Services Trust Series 0--15,286 shares (cost $256,827)                               286,925
       Financial Services Trust Series 1--263,765 shares (cost $4,383,614)                          4,953,510
       Fundamental Value Trust Series 0--87,171 shares (cost $1,338,872)                            1,462,722
       Fundamental Value Trust Series 1--891,455 shares (cost $12,398,527)                         14,994,270
       Global Allocation Trust Series 0--9,535 shares (cost $114,448)                                 121,671
       Global Allocation Trust Series 1--410,076 shares (cost $4,618,531)                           5,240,771
       Global Bond Trust Series 0--23,326 shares (cost $344,569)                                      347,795
       Global Bond Trust Series 1--406,388 shares (cost $6,041,735)                                 6,067,380
       Global Trust Series 0--12,136 shares (cost $215,949)                                           233,002

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Global Trust Series 1--808,624 shares (cost $10,612,508)                           $15,525,583
       Growth & Income Trust Series 0--81,891 shares (cost $1,063,581)                      1,116,178
       Health Sciences Trust Series 0--40,604 shares (cost $603,118)                          638,287
       Health Sciences Trust Series 1--372,021 shares (cost $5,751,667)                     5,844,448
       High Yield Trust Series 0--20,838 shares (cost $211,465)                               221,508
       High Yield Trust Series 1--1,499,173 shares (cost $15,285,139)                      15,981,183
       Income & Value Trust Series 0--2,699 shares (cost $31,924)                              32,712
       Income & Value Trust Series 1--2,951,600 shares (cost $30,466,076)                  35,743,879
       International Core Trust Series 0--43,539 shares (cost $617,052)                       659,612
       International Core Trust Series 1--1,839,868 shares (cost $19,250,164)              27,910,801
       International Equity Index Trust A Series 1--363,038 shares (cost $6,152,203)        7,689,141
       International Equity Index Trust B Series 0--34,306 shares (cost $655,973)             730,024
       International Opportunities Trust Series 0--17,141 shares (cost $282,839)              311,443
       International Opportunities Trust Series 1--205,658 shares (cost $3,389,716)         3,732,687
       International Small Cap Trust Series 0--12,462 shares (cost $277,953)                  302,325
       International Small Cap Trust Series 1--531,555 shares (cost $10,598,075)           12,922,092
       International Value Trust Series 0--55,420 shares (cost $972,852)                    1,070,153
       International Value Trust Series 1--2,061,393 shares (cost $31,989,541)             39,949,803
       Investment Quality Bond Trust Series 0--9,461 shares (cost $109,034)                   110,223
       Investment Quality Bond Trust Series 1--1,690,033 shares (cost $20,166,099)         19,705,785
       Large Cap Growth Trust Series 0                                                             --
       Large Cap Growth Trust Series 1                                                             --
       Large Cap Trust Series 0--12,060 shares (cost $181,650)                                189,343
       Large Cap Trust Series 1--34,564 shares (cost $487,888)                                544,040
       Large Cap Value Trust Series 0--23,767 shares (cost $521,956)                          548,776
       Large Cap Value Trust Series 1--356,744 shares (cost $7,684,660)                     8,230,078
       Lifestyle Aggressive Trust Series 0--825,734 shares (cost $8,638,319)                9,314,281
       Lifestyle Aggressive Trust Series 1--2,052,226 shares (cost $22,438,496)            23,128,583
       Lifestyle Balanced Trust Series 0--1,031,752 shares (cost $13,605,633)              14,300,087
       Lifestyle Balanced Trust Series 1--4,733,706 shares (cost $58,884,290)              65,514,497
       Lifestyle Conservative Trust Series 0--102,207 shares (cost $1,313,412)              1,374,679
       Lifestyle Conservative Trust Series 1--515,917 shares (cost $6,733,468)              6,928,768
       Lifestyle Growth Trust Series 0--2,552,288 shares (cost $33,910,459)                35,629,937
       Lifestyle Growth Trust Series 1--7,012,652 shares (cost $86,643,974)                97,756,372
       Lifestyle Moderate Trust Series 0--121,251 shares (cost $1,555,845)                  1,622,337
       Lifestyle Moderate Trust Series 1--1,023,999 shares (cost $13,060,902)              13,690,869
       Managed Trust Series 0--70,812 shares (cost $935,480)                                  950,300
       Mid Cap Core Trust Series 0                                                                 --
       Mid Cap Core Trust Series 1                                                                 --
       Mid Cap Index Trust Series 0--37,296 shares (cost $680,703)                            703,035
       Mid Cap Index Trust Series 1--675,291 shares (cost $11,380,892)                     12,722,488
       Mid Cap Stock Trust Series 0--65,522 shares (cost $1,027,014)                        1,114,529
       Mid Cap Stock Trust Series 1--1,266,978 shares (cost $17,090,430)                   21,500,613
       Mid Cap Value Trust Series 0--34,357 shares (cost $553,431)                            602,966
       Mid Cap Value Trust Series 1--1,374,798 shares (cost $23,107,446)                   24,141,454

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Mid Value Trust Series 0--6,535 shares (cost $82,623)                            $    89,207
       Money Market Trust B Series 0--14,799,912 shares (cost $14,799,912)               14,799,912
       Money Market Trust Series 1--8,162,437 shares (cost $81,624,374)                  81,624,374
       Natural Resources Trust Series 0--26,572 shares (cost $806,948)                      842,321
       Natural Resources Trust Series 1--357,316 shares (cost $10,897,884)               11,373,376
       Overseas Equity Trust Series 0--17,613 shares (cost $233,322)                        252,920
       Pacific Rim Trust Series 0--47,903 shares (cost $596,339)                            627,530
       Pacific Rim Trust Series 1--1,004,394 shares (cost $10,921,270)                   13,097,299
       Quantitative All Cap Trust Series 0--1,276 shares (cost $22,418)                      22,221
       Quantitative All Cap Trust Series 1--35,802 shares (cost $597,156)                   621,515
       Quantitative Mid Cap Trust Series 0--13,393 shares (cost $145,032)                   144,781
       Quantitative Mid Cap Trust Series 1--203,503 shares (cost $2,612,603)              2,197,838
       Quantitative Value Trust Series 0--2,538 shares (cost $34,988)                        38,732
       Quantitative Value Trust Series 1--38,634 shares (cost $554,595)                     589,162
       Real Estate Securities Trust Series 0--54,686 shares (cost $1,373,775)             1,508,246
       Real Estate Securities Trust Series 1--2,021,914 shares (cost $43,050,851)        55,885,697
       Real Return Bond Trust Series 0--10,097 shares (cost $129,472)                       130,354
       Real Return Bond Trust Series 1--224,637 shares (cost $3,024,488)                  2,922,527
       Science & Technology Trust Series 0--49,652 shares (cost $557,222)                   617,666
       Science & Technology Trust Series 1--1,463,444 shares (cost $15,731,728)          18,175,973
       Short-Term Bond Trust Series 0--3,362 shares (cost $33,474)                           33,927
       Small Cap Growth Trust Series 0--3,215 shares (cost $35,723)                          37,098
       Small Cap Index Trust Series 0--42,880 shares (cost $674,857)                        728,104
       Small Cap Index Trust Series 1--578,315 shares (cost $8,075,267)                   9,814,002
       Small Cap Opportunities Trust Series 0--12,531 shares (cost $297,708)                304,246
       Small Cap Opportunities Trust Series 1--417,742 shares (cost $8,653,243)          10,192,903
       Small Cap Trust Series 0--5,724 shares (cost $77,335)                                 80,990
       Small Cap Trust Series 1--80,687 shares (cost $1,145,331)                          1,140,105
       Small Cap Value Trust Series 0--18,423 shares (cost $362,454)                        378,961
       Small Company Trust Series 0--132 shares (cost $1,863)                                 1,911
       Small Company Trust Series 1--152,425 shares (cost $2,105,837)                     2,211,694
       Small Company Value Trust Series 0--63,563 shares (cost $1,304,630)                1,389,495
       Small Company Value Trust Series 1--1,120,238 shares (cost $20,179,120)           24,522,007
       Special Value Trust Series 0--1,735 shares (cost $32,852)                             34,136
       Special Value Trust Series 1--24,854 shares (cost $468,429)                          488,880
       Strategic Bond Trust Series 0--8,055 shares (cost $93,196)                            96,498
       Strategic Bond Trust Series 1--980,675 shares (cost $11,167,541)                  11,787,711
       Strategic Income Trust Series 0--5,822 shares (cost $78,059)                          77,024
       Strategic Income Trust Series 1--59,285 shares (cost $793,494)                       784,930
       Strategic Opportunities Trust Series 0--28,861 shares (cost $359,491)                387,026
       Strategic Opportunities Trust Series 1--1,750,425 shares (cost $20,969,140)       23,438,187
       Strategic Value Trust Series 0                                                            --
       Strategic Value Trust Series 1                                                            --
       Total Return Trust Series 0--93,078 shares (cost $1,255,713)                       1,284,476
       Total Return Trust Series 1--1,611,268 shares (cost $22,466,032)                  22,283,837

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust portfolios:
       Total Stock Market Index Trust Series 0--41,587 shares (cost $502,448)            $      546,447
       Total Stock Market Index Trust Series 1--542,428 shares (cost $5,528,412)              7,122,081
       U.S. Core Trust Series 0--9,608 shares (cost $210,731)                                   208,118
       U.S. Core Trust Series 1--1,999,388 shares (cost $47,040,119)                         43,266,764
       U.S. Global Leaders Growth Trust Series 0--3,285 shares (cost $42,044)                    43,231
       U.S. Global Leaders Growth Trust Series 1--144,046 shares (cost $1,787,262)            1,894,209
       U.S. Government Securities Trust Series 0--3,164 shares (cost $41,574)                    42,688
       U.S. Government Securities Trust Series 1--918,808 shares (cost $12,692,896)          12,431,478
       U.S. High Yield Bond Trust Series 0--3,252 shares (cost $42,626)                          44,001
       U.S. High Yield Bond Trust Series 1--66,623 shares (cost $861,171)                       900,741
       U.S. Large Cap Trust Series 0--15,980 shares (cost $247,832)                             258,878
       U.S. Large Cap Trust Series 1--3,232,720 shares (cost $41,790,585)                    52,467,049
       Utilities Trust Series 0--20,388 shares (cost $263,769)                                  298,683
       Utilities Trust Series 1--659,817 shares (cost $8,235,483)                             9,672,916
       Value Trust Series 0--11,554 shares (cost $241,406)                                      262,517
       Value Trust Series 1--1,043,017 shares (cost $18,355,000)                             23,697,339

   Sub-accounts invested in Outside Trust portfolios:
       All Asset Portfolio Series 0--2,611 shares (cost $30,402)                                 30,493
       All Asset Portfolio Series 1--105,348 shares (cost $1,248,015)                         1,230,463
       Brandes International Equity Trust--749 shares (cost $15,002)                             15,086
       Business Opportunity Value Trust--1,740 shares (cost $21,415)                             21,842
       CSI Equity Trust--27,282 shares (cost $402,478)                                          436,518
       Frontier Capital Appreciation Trust--417 shares (cost $10,653)                            10,122
       Turner Core Growth Trust--787 shares (cost $13,717)                                       13,557
                                                                                         --------------
Total assets                                                                             $1,447,863,229
                                                                                         ==============
Contract Owners' Equity
Variable universal life insurance contracts                                              $1,447,863,229
                                                                                         ==============

See accompanying notes.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity

                                                                                            Sub-Account
                                                                       -----------------------------------------------------
                                                                        500 Index Trust B Series 0  500 Index Trust Series 1
                                                                       ---------------------------  ------------------------
                                                                        Year Ended     Year Ended    Year Ended   Year Ended
                                                                        Dec. 31/06   Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                                       ------------  -------------- -----------  -----------
Income:
   Net Investment Income                                               $    603,292   $   641,328   $   379,652  $   599,172
   Realized gain (loss)                                                   1,289,484       211,261     3,850,373      251,814
   Change in unrealized appreciation (depreciation) during the period     5,704,407     3,838,189     1,484,651      874,880
                                                                       ------------   -----------   -----------  -----------
Net increase (decrease) in assets from operations                         7,597,183     4,690,778     5,714,676    1,725,866
                                                                       ------------   -----------   -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                               3,554,662     2,472,742     4,139,296    4,997,810
   Transfer on terminations                                             (12,533,242)   (5,224,179)   (4,906,651)  (3,988,232)
   Transfer on policy loans                                                (117,497)     (136,463)     (287,332)    (151,512)
   Net interfund transfers                                                1,883,186    52,566,868    (4,981,006)   1,348,710
                                                                       ------------   -----------   -----------  -----------
Net increase (decrease) in assets from principal transactions            (7,212,891)   49,678,968    (6,035,693)   2,206,776
                                                                       ------------   -----------   -----------  -----------
Total increase (decrease) in assets                                         384,292    54,369,746      (321,017)   3,932,642

Assets, beginning of period                                              54,369,746            --    42,477,407   38,544,765
                                                                       ------------   -----------   -----------  -----------
Assets, end of period                                                  $ 54,754,038   $54,369,746   $42,156,390  $42,477,407
                                                                       ============   ===========   ===========  ===========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.
(f) Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

                                                                      Sub-Account
                                              -----------------------------------------------------------
                                               Active Bond           Active Bond         Aggressive Growth
                                              Trust Series 0       Trust Series 1         Trust Series 1
                                              -------------- --------------------------  -----------------
                                                Year Ended    Year Ended    Year Ended      Year Ended
                                               Dec. 31/06 #   Dec. 31/06  Dec. 31/05 xxx  Dec. 31/05 (f)
                                              -------------- -----------  -------------- -----------------
Income:
   Net Investment Income                         $    335    $   301,914   $    36,421              --
   Realized gain (loss)                               158           (901)       21,820         (77,049)
   Change in unrealized appreciation
     (depreciation) during the period               4,051        163,350       147,629        (506,914)
                                                 --------    -----------   -----------      ----------
Net increase (decrease) in assets from
  operations                                        4,544        464,363       205,870        (583,963)
                                                 --------    -----------   -----------      ----------
Changes from principal transactions:
   Transfer of net premiums                        41,775        881,869       914,124         386,696
   Transfer on terminations                       (11,546)    (1,332,163)     (735,801)       (201,175)
   Transfer on policy loans                        (3,082)       (10,765)      (57,672)        (71,147)
   Net interfund transfers                        147,879       (525,709)   11,186,770      (8,179,795)
                                                 --------    -----------   -----------      ----------
Net increase (decrease) in assets from
  principal transactions                          175,026       (986,768)   11,307,421      (8,065,421)
                                                 --------    -----------   -----------      ----------
Total increase (decrease) in assets               179,570       (522,405)   11,513,291      (8,649,384)

Assets, beginning of period                            --     11,513,291            --       8,649,384
                                                 --------    -----------   -----------      ----------
Assets, end of period                            $179,570    $10,990,886   $11,513,291              --
                                                 ========    ===========   ===========      ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                         Sub-Account
                                                                       -----------------------------------------------
                                                                               All Asset               All Asset
                                                                          Portfolio Series 0       Portfolio Series 1
                                                                       ------------------------  ---------------------
                                                                       Year Ended   Year Ended   Year Ended  Year Ended
                                                                       Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05
                                                                       ---------- -------------- ----------  ----------
Income:
   Net Investment Income                                                $ 1,180       $   27     $   55,838   $ 30,136
   Realized gain (loss)                                                      (6)          --          4,504      5,588
   Change in unrealized appreciation (depreciation) during the period       106          (15)       (18,890)      (457)
                                                                        -------       ------     ----------   --------
Net increase (decrease) in assets from operations                         1,280           12         41,452     35,267
                                                                        -------       ------     ----------   --------
Changes from principal transactions:
   Transfer of net premiums                                               5,869           --        117,181     77,451
   Transfer on terminations                                              (2,749)         (35)       (76,331)   (31,222)
   Transfer on policy loans                                                  --           --             --         --
   Net interfund transfers                                               24,673        1,443        289,925    682,352
                                                                        -------       ------     ----------   --------
Net increase (decrease) in assets from principal transactions            27,793        1,408        330,775    728,581
                                                                        -------       ------     ----------   --------
Total increase (decrease) in assets                                      29,073        1,420        372,227    763,848

Assets, beginning of period                                               1,420           --        858,236     94,388
                                                                        -------       ------     ----------   --------
Assets, end of period                                                   $30,493       $1,420     $1,230,463   $858,236
                                                                        =======       ======     ==========   ========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                                             Sub-Account
                                                                       ------------------------------------------------------
                                                                        All Cap Core        All Cap Core        All Cap Growth
                                                                       Trust Series 0      Trust Series 1       Trust Series 0
                                                                       -------------- ------------------------  --------------
                                                                         Year Ended    Year Ended   Year Ended    Year Ended
                                                                        Dec. 31/06 #   Dec. 31/06   Dec. 31/05   Dec. 31/06 #
                                                                       -------------- -----------  -----------  --------------
Income:
   Net Investment Income                                                  $     23    $   103,137  $   124,302           --
   Realized gain (loss)                                                       (190)     1,105,188     (819,225)        (536)
   Change in unrealized appreciation (depreciation) during the period        1,986        929,941    2,059,202        8,862
                                                                          --------    -----------  -----------     --------
Net increase (decrease) in assets from operations                            1,819      2,138,266    1,364,279        8,326
                                                                          --------    -----------  -----------     --------
Changes from principal transactions:
   Transfer of net premiums                                                  9,800      1,175,857    1,244,234       16,265
   Transfer on terminations                                                 (2,723)    (1,689,117)  (3,094,084)      (8,791)
   Transfer on policy loans                                                     --       (100,742)     (77,936)          --
   Net interfund transfers                                                 145,536     (1,084,525)    (753,201)     174,100
                                                                          --------    -----------  -----------     --------
Net increase (decrease) in assets from principal transactions              152,613     (1,698,527)  (2,680,987)     181,574
                                                                          --------    -----------  -----------     --------
Total increase (decrease) in assets                                        154,432        439,739   (1,316,708)     189,900

Assets, beginning of period                                                     --     15,056,619   16,373,327           --
                                                                          --------    -----------  -----------     --------
Assets, end of period                                                     $154,432    $15,496,358  $15,056,619     $189,900
                                                                          ========    ===========  ===========     ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                     Sub-Account
                                                                       ---------------------------------------
                                                                            All Cap Growth       All Cap Value
                                                                            Trust Series 1       Trust Series 0
                                                                       ------------------------  --------------
                                                                        Year Ended   Year Ended    Year Ended
                                                                        Dec. 31/06   Dec. 31/05   Dec. 31/06 #
                                                                       -----------  -----------  --------------
Income:
   Net Investment Income                                                        --           --     $    106
   Realized gain (loss)                                                    104,627     (464,318)       1,244
   Change in unrealized appreciation (depreciation) during the period      934,777    1,819,714        7,673
                                                                       -----------  -----------     --------
Net increase (decrease) in assets from operations                        1,039,404    1,355,396        9,023
                                                                       -----------  -----------     --------
Changes from principal transactions:
   Transfer of net premiums                                              1,221,725    1,407,658       20,488
   Transfer on terminations                                             (1,701,598)  (2,005,015)     (35,091)
   Transfer on policy loans                                                112,777         (609)      (1,563)
   Net interfund transfers                                                (537,874)    (756,355)     177,708
                                                                       -----------  -----------     --------
Net increase (decrease) in assets from principal transactions             (904,970)  (1,354,321)     161,542
                                                                       -----------  -----------     --------
Total increase (decrease) in assets                                        134,434        1,075      170,565

Assets, beginning of period                                             16,315,444   16,314,369           --
                                                                       -----------  -----------     --------
Assets, end of period                                                  $16,449,878  $16,315,444     $170,565
                                                                       ===========  ===========     ========

--------
#   Fund available in prior year but no activity.
^ Reflects the period from commencement of operations on October 31, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                       --------------------------------------------------------------------------------------
                                                                    American Blue Chip Income and
                                       All Cap Value Trust Series 1    Growth Trust Series 1      American Bond Trust Series 1
                                       ---------------------------  ----------------------------  ---------------------------
                                        Year Ended     Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                        Dec. 31/06     Dec. 31/05    Dec. 31/06     Dec. 31/05     Dec. 31/06    Dec. 31/05 ^
                                       ------------  -------------  ------------   ------------   ------------   ------------
Income:
   Net Investment Income               $    669,610  $     217,549  $    105,556   $    341,511             --           --
   Realized gain (loss)                       4,828        367,746        41,053         29,794          1,913           --
   Change in unrealized appreciation
     (depreciation) during the period      (267,584)      (300,180)      685,440        (97,485)        43,871          359
                                       ------------  -------------  ------------   ------------   ------------    ---------
Net increase (decrease) in assets from
  operations                                406,854        285,115       832,049        273,820         45,784          359
                                       ------------  -------------  ------------   ------------   ------------    ---------
Changes from principal transactions:
   Transfer of net premiums                 285,175        686,922       534,365        411,372         88,317           --
   Transfer on terminations                (277,021)      (318,043)     (307,327)      (201,352)       (30,332)        (203)
   Transfer on policy loans                    (574)           (41)      (19,186)            (1)            --           --
   Net interfund transfers                  161,701     (2,802,654)    1,657,920        782,690        969,803       50,157
                                       ------------  -------------  ------------   ------------   ------------    ---------
Net increase (decrease) in assets from
  principal transactions                    169,281     (2,433,816)    1,865,772        992,709      1,027,788       49,954
                                       ------------  -------------  ------------   ------------   ------------    ---------
Total increase (decrease) in assets         576,135     (2,148,701)    2,697,821      1,266,529      1,073,572       50,313

Assets, beginning of period               2,935,720      5,084,421     4,051,366      2,784,837         50,313           --
                                       ------------  -------------  ------------   ------------   ------------    ---------
Assets, end of period                  $  3,511,855  $   2,935,720  $  6,749,187   $  4,051,366   $  1,123,885    $  50,313
                                       ============  =============  ============   ============   ============    =========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                          Sub-Account
                                                                       -------------------------------------------------
                                                                            American Growth       American Growth-Income
                                                                            Trust Series 1            Trust Series 1
                                                                       ------------------------  -----------------------
                                                                        Year Ended   Year Ended   Year Ended  Year Ended
                                                                        Dec. 31/06   Dec. 31/05   Dec. 31/06  Dec. 31/05
                                                                       -----------  -----------  -----------  ----------
Income:
   Net Investment Income                                               $   238,285  $    14,957  $   116,638  $   43,737
   Realized gain (loss)                                                    405,375      257,133      140,329     123,702
   Change in unrealized appreciation (depreciation) during the period    1,896,767    2,055,724    1,169,540     248,182
                                                                       -----------  -----------  -----------  ----------
Net increase (decrease) in assets from operations                        2,540,427    2,327,814    1,426,507     415,621
                                                                       -----------  -----------  -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                              3,251,402    1,465,823    1,379,596     977,362
   Transfer on terminations                                             (1,735,263)    (939,489)    (745,682)   (466,733)
   Transfer on policy loans                                                (71,997)      (9,700)       1,634     (28,412)
   Net interfund transfers                                               8,552,872    9,264,116    1,796,231     663,808
                                                                       -----------  -----------  -----------  ----------
Net increase (decrease) in assets from principal transactions            9,997,014    9,780,750    2,431,779   1,146,025
                                                                       -----------  -----------  -----------  ----------
Total increase (decrease) in assets                                     12,537,441   12,108,564    3,858,286   1,561,646

Assets, beginning of period                                             20,601,851    8,493,287    8,548,154   6,986,508
                                                                       -----------  -----------  -----------  ----------
Assets, end of period                                                  $33,139,292  $20,601,851  $12,406,440  $8,548,154
                                                                       ===========  ===========  ===========  ==========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                         -------------------------------------------------------------------------------
                                         American International Trust  Blue Chip Growth Trust    Blue Chip Growth Trust
                                                  Series 1                    Series 0                  Series 1
                                         ---------------------------  ------------------------  ------------------------
                                          Year Ended     Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                          Dec. 31/06     Dec. 31/05   Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                         ------------   -----------   ---------- -------------- -----------  -----------
Income:
   Net Investment Income                 $    351,489   $   814,057    $     52          --     $    77,469  $   151,994
   Realized gain (loss)                     1,130,217       101,583       1,934          --        (171,540)  (1,837,528)
   Change in unrealized appreciation
     (depreciation) during the period       1,752,926     1,452,563      29,035         (25)      3,576,791    3,761,504
                                         ------------   -----------    --------      ------     -----------  -----------
Net increase (decrease) in assets from
  operations                                3,234,632     2,368,203      31,021         (25)      3,482,720    2,075,970
                                         ------------   -----------    --------      ------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                 2,189,227     1,242,504     187,279          27       2,918,096    3,302,525
   Transfer on terminations                (1,716,751)     (699,419)    (22,952)        (19)     (4,759,106)  (4,756,608)
   Transfer on policy loans                  (125,369)       (5,513)    (12,253)         --        (129,783)     (97,892)
   Net interfund transfers                  4,277,660     3,810,128     282,999       1,611      (2,548,605)    (873,289)
                                         ------------   -----------    --------      ------     -----------  -----------
Net increase (decrease) in assets from
  principal transactions                    4,624,767     4,347,700     435,073       1,619      (4,519,398)  (2,425,264)
                                         ------------   -----------    --------      ------     -----------  -----------
Total increase (decrease) in assets         7,859,399     6,715,903     466,094       1,594      (1,036,678)    (349,294)

Assets, beginning of period                15,109,849     8,393,946       1,594          --      39,243,002   39,592,296
                                         ------------   -----------    --------      ------     -----------  -----------
Assets, end of period                    $ 22,969,248   $15,109,849    $467,688      $1,594     $38,206,324  $39,243,002
                                         ============   ===========    ========      ======     ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                         Sub-Account
                                                                       -------------------------------------------------
                                                                                                   Brandes International
                                                                       Bond Index Trust B Series 0     Equity Trust
                                                                       --------------------------- ---------------------
                                                                       Year Ended    Year Ended         Year Ended
                                                                       Dec. 31/06  Dec. 31/05 xxx      Dec. 31/06 #
                                                                       ----------- --------------- ---------------------
Income:
   Net Investment Income                                                $     91         --               $   966
   Realized gain (loss)                                                      176         --                   138
   Change in unrealized appreciation (depreciation) during the period      4,494         --                    84
                                                                        --------        ---               -------
Net increase (decrease) in assets from operations                          4,761         --                 1,188
                                                                        --------        ---               -------
Changes from principal transactions:
   Transfer of net premiums                                               69,021         --                 4,790
   Transfer on terminations                                              (10,367)        (9)               (1,758)
   Transfer on policy loans                                                   --         --                    --
   Net interfund transfers                                                98,276         15                10,866
                                                                        --------        ---               -------
Net increase (decrease) in assets from principal transactions            156,930          6                13,898
                                                                        --------        ---               -------
Total increase (decrease) in assets                                      161,691          6                15,086

Assets, beginning of period                                                    6         --                    --
                                                                        --------        ---               -------
Assets, end of period                                                   $161,697        $ 6               $15,086
                                                                        ========        ===               =======

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                                   Sub-Account
                                                     ------------------------------------------------------------------------
                                                     Business Opportunity Capital Appreciation Trust Capital Appreciation Trust
                                                         Value Trust              Series 0                   Series 1
                                                     -------------------- ------------------------   -------------------------
                                                          Year Ended      Year Ended    Year Ended    Year Ended   Year Ended
                                                         Dec. 31/06 #     Dec. 31/06  Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                     -------------------- ----------  -------------- -----------   ----------
Income:
   Net Investment Income                                   $   747         $ 19,227          --      $   564,724           --
   Realized gain (loss)                                        183          (14,141)         --           28,515      293,625
   Change in unrealized appreciation (depreciation)
     during the period                                         427            7,315         (10)        (257,978)     173,754
                                                           -------         --------        ----      -----------   ----------
Net increase (decrease) in assets from operations            1,357           12,401         (10)         335,261      467,379
                                                           -------         --------        ----      -----------   ----------
Changes from principal transactions:
   Transfer of net premiums                                  6,268          199,197          --        1,549,691      390,360
   Transfer on terminations                                 (2,945)         (42,399)         --       (1,924,664)    (196,379)
   Transfer on policy loans                                     --           (4,750)         --            7,875          148
   Net interfund transfers                                  17,162          384,779         650       16,487,602    2,302,765
                                                           -------         --------        ----      -----------   ----------
Net increase (decrease) in assets from principal
  transactions                                              20,485          536,827         650       16,120,504    2,496,894
                                                           -------         --------        ----      -----------   ----------
Total increase (decrease) in assets                         21,842          549,228         640       16,455,765    2,964,273

Assets, beginning of period                                     --              640          --        5,317,782    2,353,509
                                                           -------         --------        ----      -----------   ----------
Assets, end of period                                      $21,842         $549,868        $640      $21,773,547   $5,317,782
                                                           =======         ========        ====      ===========   ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                      Sub-Account
                                                                 -------------------------------------------------------
                                                                 Classic Value Trust Series 0 Classic Value Trust Series 1
                                                                 ---------------------------  --------------------------
                                                                 Year Ended     Year Ended     Year Ended     Year Ended
                                                                 Dec. 31/06   Dec. 31/05 xxx   Dec. 31/06     Dec. 31/05
                                                                 ----------   --------------  ------------   ------------
Income:
   Net Investment Income                                          $ 12,116        $   89      $    290,057   $    283,140
   Realized gain (loss)                                                405             1           290,916         41,035
       Change in unrealized appreciation (depreciation)
         during the period                                          13,358           (85)          853,836       (136,188)
                                                                  --------        ------      ------------   ------------
       Net increase (decrease) in assets from operations            25,879             5         1,434,809        187,987
                                                                  --------        ------      ------------   ------------
Changes from principal transactions:
   Transfer of net premiums                                        193,261            41           929,869         79,479
   Transfer on terminations                                        (20,379)          (64)         (301,457)       (78,620)
   Transfer on policy loans                                             --            --                --             --
   Net interfund transfers                                         262,001         1,765         2,764,283      5,201,361
                                                                  --------        ------      ------------   ------------
       Net increase (decrease) in assets from principal
         transactions                                              434,883         1,742         3,392,695      5,202,220
                                                                  --------        ------      ------------   ------------
Total increase (decrease) in assets                                460,762         1,747         4,827,504      5,390,207

Assets, beginning of period                                          1,747            --         5,596,604        206,397
                                                                  --------        ------      ------------   ------------
Assets, end of period                                             $462,509        $1,747      $ 10,424,108   $  5,596,604
                                                                  ========        ======      ============   ============

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                         Sub-Account
                                                   ------------------------------------------------------
                                                     Core Bond            Core Bond          Core Equity
                                                   Trust Series 0      Trust Series 1       Trust Series 0
                                                   -------------- ------------------------  --------------
                                                     Year Ended   Year Ended   Year Ended     Year Ended
                                                    Dec. 31/06 #  Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06 #
                                                   -------------- ---------- -------------- --------------
Income:
   Net Investment Income                              $   149      $ 2,606           --        $    11
   Realized gain (loss)                                   (44)          61           (1)            73
   Change in unrealized appreciation
     (depreciation) during the period                     175          656           84          7,934
                                                      -------      -------      -------        -------
Net increase (decrease) in assets from operations         280        3,323           83          8,018
                                                      -------      -------      -------        -------
Changes from principal transactions:
   Transfer of net premiums                             1,323        9,765        7,318          6,409
   Transfer on terminations                            (2,076)      (3,975)        (228)        (3,186)
   Transfer on policy loans                                --           --           --             --
   Net interfund transfers                             17,448       60,407        9,774         74,576
                                                      -------      -------      -------        -------
Net increase (decrease) in assets from principal
  transactions                                         16,695       66,197       16,864         77,799
                                                      -------      -------      -------        -------
Total increase (decrease) in assets                    16,975       69,520       16,947         85,817

Assets, beginning of period                                --       16,947           --             --
                                                      -------      -------      -------        -------
Assets, end of period                                 $16,975      $86,467      $16,947        $85,817
                                                      =======      =======      =======        =======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                     Sub-Account
                                                                       --------------------------------------
                                                                         Core Equity Trust    Core Value Trust
                                                                              Series 1            Series 1
                                                                       ---------------------  ----------------
                                                                       Year Ended  Year Ended    Year Ended
                                                                       Dec. 31/06  Dec. 31/05  Dec. 31/05 (y)
                                                                       ----------  ---------- ----------------
Income:
   Net Investment Income                                               $   70,187         --     $       1
   Realized gain (loss)                                                    10,258      2,673        20,109
   Change in unrealized appreciation (depreciation) during the period      (3,498)    52,956       (47,989)
                                                                       ----------   --------     ---------
Net increase (decrease) in assets from operations                          76,947     55,629       (27,879)
                                                                       ----------   --------     ---------
Changes from principal transactions:
   Transfer of net premiums                                               227,884    105,033           375
   Transfer on terminations                                               (79,055)   (27,050)      (19,969)
   Transfer on policy loans                                                (2,278)        --          (728)
   Net interfund transfers                                                106,704    716,815      (649,328)
                                                                       ----------   --------     ---------
Net increase (decrease) in assets from principal transactions             253,255    794,798      (669,650)
                                                                       ----------   --------     ---------
Total increase (decrease) in assets                                       330,202    850,427      (697,529)

Assets, beginning of period                                               919,134     68,707       697,529
                                                                       ----------   --------     ---------
Assets, end of period                                                  $1,249,336   $919,134            --
                                                                       ==========   ========     =========

--------
(y) Terminated as an investment option and funds transferred to 500 Index Trust on May 2, 2005.
#   Fund available in prior year but no activity.
(z) Terminated as an investment option and funds transferred to Active Bond Trust on May 2, 2005.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                             Sub-Account
                                                                       -------------------------------------------------------
                                                                        CSI Equity  Diversified Bond      Dynamic Growth
                                                                          Trust      Trust Series 1       Trust Series 0
                                                                       ------------ ---------------- -------------------------
                                                                        Year Ended     Year Ended    Year Ended   Year Ended
                                                                       Dec. 31/06 #  Dec. 31/05 (z)  Dec. 31/06 Dec. 31/05 xxx
                                                                       ------------ ---------------- ---------- --------------
Income:
   Net Investment Income                                                 $  5,402     $    649,519         --         --
   Realized gain (loss)                                                       494         (296,237)       (34)        --
   Change in unrealized appreciation (depreciation) during the period      34,040         (261,567)     2,763         --
                                                                         --------     ------------    -------        ---
Net increase (decrease) in assets from operations                          39,936           91,715      2,729         --
                                                                         --------     ------------    -------        ---
Changes from principal transactions:
   Transfer of net premiums                                               147,343          437,996     25,416         --
   Transfer on terminations                                               (16,536)        (672,023)    (4,706)        --
   Transfer on policy loans                                                    --          (27,709)        --         --
   Net interfund transfers                                                265,775      (16,385,145)    33,740         19
                                                                         --------     ------------    -------        ---
Net increase (decrease) in assets from principal transactions             396,582      (16,646,881)    54,450         19
                                                                         --------     ------------    -------        ---
Total increase (decrease) in assets                                       436,518      (16,555,166)    57,179         19

Assets, beginning of period                                                    --       16,555,166         19         --
                                                                         --------     ------------    -------        ---
Assets, end of period                                                    $436,518               --    $57,198        $19
                                                                         ========     ============    =======        ===

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                     Sub-Account
                                                                       ---------------------------------------
                                                                            Dynamic Growth      Emerging Growth
                                                                            Trust Series 1      Trust Series 0
                                                                       -----------------------  ---------------
                                                                        Year Ended  Year Ended    Year Ended
                                                                        Dec. 31/06  Dec. 31/05   Dec. 31/06 #
                                                                       -----------  ----------  ---------------
Income:
   Net Investment Income                                                        --          --     $    852
   Realized gain (loss)                                                  1,390,636     457,699         (838)
   Change in unrealized appreciation (depreciation) during the period     (770,806)    409,942        1,600
                                                                       -----------  ----------     --------
Net increase (decrease) in assets from operations                          619,830     867,641        1,614
                                                                       -----------  ----------     --------
Changes from principal transactions:
   Transfer of net premiums                                                508,193     531,210       34,216
   Transfer on terminations                                               (522,523)   (534,633)      (5,139)
   Transfer on policy loans                                                  4,768       4,691           --
   Net interfund transfers                                              (2,704,081)  1,150,318      121,364
                                                                       -----------  ----------     --------
Net increase (decrease) in assets from principal transactions           (2,713,643)  1,151,586      150,441
                                                                       -----------  ----------     --------
Total increase (decrease) in assets                                     (2,093,813)  2,019,227      152,055

Assets, beginning of period                                              7,587,284   5,568,057           --
                                                                       -----------  ----------     --------
Assets, end of period                                                  $ 5,493,471  $7,587,284     $152,055
                                                                       ===========  ==========     ========

--------
#   Fund available in prior year but no activity.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                  Sub-Account
                                                  --------------------------------------------------------------------------
                                                      Emerging Growth      Emerging Small Company    Emerging Small Company
                                                      Trust Series 1           Trust Series 0            Trust Series 1
                                                  ----------------------  ------------------------  ------------------------
                                                  Year Ended  Year Ended  Year Ended   Year Ended    Year Ended   Year Ended
                                                  Dec. 31/06  Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                  ----------  ----------  ---------- -------------- -----------  -----------
Income:
   Net Investment Income                          $  495,420          --   $    948          --     $ 2,793,605           --
   Realized gain (loss)                             (164,321)     38,594     (4,796)         --       1,336,013    1,773,777
   Change in unrealized appreciation
     (depreciation) during the period               (191,033)     47,428     13,104         (36)     (2,790,626)     757,764
                                                  ----------  ----------   --------      ------     -----------  -----------
Net increase (decrease) in assets from operations    140,066      86,022      9,256         (36)      1,338,992    2,531,541
                                                  ----------  ----------   --------      ------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                          138,579     118,004     44,750          --       3,306,553    3,708,515
   Transfer on terminations                         (316,156)    (17,804)   (12,220)         --      (6,728,372)  (6,412,789)
   Transfer on policy loans                               --          --     (9,681)         --         (71,857)    (291,308)
   Net interfund transfers                           (41,834)    566,792    291,066       2,080      (1,739,357)  (3,124,343)
                                                  ----------  ----------   --------      ------     -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                      (219,411)    666,992    313,915       2,080      (5,233,033)  (6,119,925)
                                                  ----------  ----------   --------      ------     -----------  -----------
Total increase (decrease) in assets                  (79,345)    753,014    323,171       2,044      (3,894,041)  (3,588,384)

Assets, beginning of period                        1,367,168     614,154      2,044          --      53,821,139   57,409,523
                                                  ----------  ----------   --------      ------     -----------  -----------
Assets, end of period                             $1,287,823  $1,367,168   $325,215      $2,044     $49,927,098  $53,821,139
                                                  ==========  ==========   ========      ======     ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                           Sub-Account
                                                                       ---------------------------------------------------------
                                                                       Equity-Income Trust Series 0 Equity-Income Trust Series 1
                                                                       ---------------------------  ----------------------------
                                                                       Year Ended     Year Ended     Year Ended     Year Ended
                                                                       Dec. 31/06   Dec. 31/05 xxx   Dec. 31/06     Dec. 31/05
                                                                       ----------   --------------   -----------   ------------
Income:
   Net Investment Income                                               $   16,513           --      $ 4,251,744    $ 2,640,036
   Realized gain (loss)                                                    (1,643)           1        1,067,562        470,837
   Change in unrealized appreciation (depreciation) during the period      83,725          (16)       4,361,714     (1,067,490)
                                                                       ----------      -------       -----------   -----------
Net increase (decrease) in assets from operations                          98,595          (15)       9,681,020      2,043,383
                                                                       ----------      -------       -----------   -----------
Changes from principal transactions:
   Transfer of net premiums                                               189,829          213        3,826,199      5,833,771
   Transfer on terminations                                               (38,425)         (63)      (5,816,576)    (5,917,021)
   Transfer on policy loans                                                (7,574)          --         (282,833)      (224,530)
   Net interfund transfers                                              1,018,894       35,978       (1,173,854)    (6,409,061)
                                                                       ----------      -------       -----------   -----------
Net increase (decrease) in assets from principal transactions           1,162,724       36,128       (3,447,064)    (6,716,841)
                                                                       ----------      -------       -----------   -----------
Total increase (decrease) in assets                                     1,261,319       36,113        6,233,956     (4,673,458)

Assets, beginning of period                                                36,113           --       52,773,756     57,447,214
                                                                       ----------      -------       -----------   -----------
Assets, end of period                                                  $1,297,432      $36,113      $59,007,712    $52,773,756
                                                                       ==========      =======       ===========   ===========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(a) Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.

See accompanying notes.

                                                                                        Sub-Account
                                                              ---------------------------------------------------------------
                                                               Equity-Index     Financial Services       Financial Services
                                                              Trust Series 1      Trust Series 0           Trust Series 1
                                                              -------------- ------------------------- ----------------------
                                                                Year Ended   Year Ended   Year Ended   Year Ended  Year Ended
                                                              Dec. 31/05 (a) Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05
                                                              -------------- ---------- -------------- ----------  ----------
Income:
   Net Investment Income                                       $  1,166,251   $      6         --      $    9,734  $    8,431
   Realized gain (loss)                                          (5,280,964)     1,307         --         639,507     168,908
   Change in unrealized appreciation (depreciation) during
     the period                                                   1,826,779     30,098         --         150,764      27,221
                                                               ------------   --------       ----      ----------  ----------
Net increase (decrease) in assets from operations                (2,287,934)    31,411         --         800,005     204,560
                                                               ------------   --------       ----      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                       1,203,449     30,841         --         474,351     340,903
   Transfer on terminations                                      (1,693,580)    (6,906)        --        (347,077)   (165,654)
   Transfer on policy loans                                         (24,994)        --         --         (23,970)     (7,466)
   Net interfund transfers                                      (53,773,803)   231,194        385       1,160,796     219,284
                                                               ------------   --------       ----      ----------  ----------
Net increase (decrease) in assets from principal transactions   (54,288,928)   255,129        385       1,264,100     387,067
                                                               ------------   --------       ----      ----------  ----------
Total increase (decrease) in assets                             (56,576,862)   286,540        385       2,064,105     591,627

Assets, beginning of period                                      56,576,862        385         --       2,889,405   2,297,778
                                                               ------------   --------       ----      ----------  ----------
Assets, end of period                                                    --   $286,925       $385      $4,953,510  $2,889,405
                                                               ============   ========       ====      ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                        Sub-Account
                                                                       ---------------------------------------------
                                                                        Frontier Capital      Fundamental Value
                                                                       Appreciation Trust       Trust Series 0
                                                                       ------------------ --------------------------
                                                                           Year Ended     Year Ended    Year Ended
                                                                          Dec. 31/06 #    Dec. 31/06  Dec. 31/05 xxx
                                                                       ------------------ ----------  --------------
Income:
   Net Investment Income                                                    $   862       $    1,700          --
   Realized gain (loss)                                                          36            5,116          --
   Change in unrealized appreciation (depreciation) during the period          (532)         123,860         (10)
                                                                            -------       ----------      ------
Net increase (decrease) in assets from operations                               366          130,676         (10)
                                                                            -------       ----------      ------
Changes from principal transactions:
   Transfer of net premiums                                                   3,278           51,196          13
   Transfer on terminations                                                    (864)         (61,490)         (7)
   Transfer on policy loans                                                      --               --          --
   Net interfund transfers                                                    7,342        1,340,783       1,561
                                                                            -------       ----------      ------
Net increase (decrease) in assets from principal transactions                 9,756        1,330,489       1,567
                                                                            -------       ----------      ------
Total increase (decrease) in assets                                          10,122        1,461,165       1,557

Assets, beginning of period                                                      --            1,557          --
                                                                            -------       ----------      ------
Assets, end of period                                                       $10,122       $1,462,722      $1,557
                                                                            =======       ==========      ======

--------
#   Fund available in prior year but no activity.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                  Sub-Account
                                                  --------------------------------------------------------------------------
                                                      Fundamental Value         Global Allocation        Global Allocation
                                                       Trust Series 1            Trust Series 0           Trust Series 1
                                                  ------------------------- ------------------------- -----------------------
                                                   Year Ended   Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                                   Dec. 31/06   Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05
                                                  -----------  -----------  ---------- -------------- ----------  ----------
Income:
   Net Investment Income                          $   551,808  $    47,318   $    115         --      $   44,435  $   16,582
   Realized gain (loss)                               601,160      286,899        234          3         119,281      13,308
   Change in unrealized appreciation
     (depreciation) during the period                 725,236      720,194      7,219          3         352,483      76,384
                                                  -----------  -----------   --------       ----      ----------  ----------
Net increase (decrease) in assets from operations   1,878,204    1,054,411      7,568          6         516,199     106,274
                                                  -----------  -----------   --------       ----      ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                         1,114,499    1,192,067     38,710         --         554,855     147,803
   Transfer on terminations                        (1,215,764)    (897,846)    (8,006)       (36)       (440,918)   (194,608)
   Transfer on policy loans                           (17,773)     (34,798)        --         --          (1,367)     (3,194)
   Net interfund transfers                             41,252    1,958,872     82,628        801       2,756,792     273,923
                                                  -----------  -----------   --------       ----      ----------  ----------
Net increase (decrease) in assets from principal
  transactions                                        (77,786)   2,218,295    113,332        765       2,869,362     223,924
                                                  -----------  -----------   --------       ----      ----------  ----------
Total increase (decrease) in assets                 1,800,418    3,272,706    120,900        771       3,385,561     330,198

Assets, beginning of period                        13,193,852    9,921,146        771         --       1,855,210   1,525,012
                                                  -----------  -----------   --------       ----      ----------  ----------
Assets, end of period                             $14,994,270  $13,193,852   $121,671       $771      $5,240,771  $1,855,210
                                                  ===========  ===========   ========       ====      ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                          Sub-Account
                                                                       ---------------------------------------------------
                                                                       Global Bond Trust Series 0 Global Bond Trust Series 1
                                                                       ------------------------   -------------------------
                                                                       Year Ended    Year Ended   Year Ended    Year Ended
                                                                       Dec. 31/06  Dec. 31/05 xxx Dec. 31/06    Dec. 31/05
                                                                       ----------  -------------- ----------    ----------
Income:
   Net Investment Income                                                $    115           --     $   79,801    $  337,096
   Realized gain (loss)                                                      604           --        (22,725)      113,444
   Change in unrealized appreciation (depreciation) during the period      3,194           31        251,709      (869,739)
                                                                        --------       ------      ----------   ----------
Net increase (decrease) in assets from operations                          3,913           31        308,785      (419,199)
                                                                        --------       ------      ----------   ----------
Changes from principal transactions:
   Transfer of net premiums                                               53,697          111        689,580       737,883
   Transfer on terminations                                              (13,204)         (28)      (776,492)     (600,729)
   Transfer on policy loans                                                   --           --          3,685       (39,105)
   Net interfund transfers                                               301,668        1,607       (406,487)      624,219
                                                                        --------       ------      ----------   ----------
Net increase (decrease) in assets from principal transactions            342,161        1,690       (489,714)      722,268
                                                                        --------       ------      ----------   ----------
Total increase (decrease) in assets                                      346,074        1,721       (180,929)      303,069

Assets, beginning of period                                                1,721           --      6,248,309     5,945,240
                                                                        --------       ------      ----------   ----------
Assets, end of period                                                   $347,795       $1,721     $6,067,380    $6,248,309
                                                                        ========       ======      ==========   ==========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(j) Terminated as an investment option and funds transferred to International Equity Index Trust A on May 2, 2005.

See accompanying notes.

                                                                                   Sub-Account
                                                     -----------------------------------------------------------------------
                                                     Global Equity Select          Global                    Global
                                                        Trust Series 1         Trust Series 0            Trust Series 1
                                                     -------------------- ------------------------  ------------------------
                                                          Year Ended      Year Ended   Year Ended    Year Ended   Year Ended
                                                        Dec. 31/05 (j)    Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                     -------------------- ---------- -------------- -----------  -----------
Income:
   Net Investment Income                                  $   7,786        $    254          --     $   180,582  $   153,729
   Realized gain (loss)                                       3,447           1,198          --         735,475      401,249
   Change in unrealized appreciation (depreciation)
     during the period                                      (15,332)         17,089         (36)      1,704,588      711,371
                                                          ---------        --------      ------     -----------  -----------
Net increase (decrease) in assets from operations            (4,099)         18,541         (36)      2,620,645    1,266,349
                                                          ---------        --------      ------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                      --          31,396          --         793,862      772,256
   Transfer on terminations                                  (4,141)        (10,218)         41      (1,250,644)  (1,139,719)
   Transfer on policy loans                                    (326)           (220)         --         (10,853)     (12,704)
   Net interfund transfers                                  (94,724)        187,636       5,862         634,153     (304,347)
                                                          ---------        --------      ------     -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                              (99,191)        208,594       5,903         166,518     (684,514)
                                                          ---------        --------      ------     -----------  -----------
Total increase (decrease) in assets                        (103,290)        227,135       5,867       2,787,163      581,835

Assets, beginning of period                                 103,290           5,867          --      12,738,420   12,156,585
                                                          ---------        --------      ------     -----------  -----------
Assets, end of period                                            --        $233,002      $5,867     $15,525,583  $12,738,420
                                                          =========        ========      ======     ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                            Sub-Account
                                                                       ----------------------------------------------------
                                                                             Growth & Income            Health Sciences
                                                                             Trust Series 0             Trust Series 0
                                                                       --------------------------  ------------------------
                                                                        Year Ended    Year Ended   Year Ended   Year Ended
                                                                       Dec. 31/06 x Dec. 31/05 xxx Dec. 31/06 Dec. 31/05 xxx
                                                                       ------------ -------------- ---------- --------------
Income:
   Net Investment Income                                                $    6,122          --      $  2,610         --
   Realized gain (loss)                                                      5,733          --          (916)         1
   Change in unrealized appreciation (depreciation) during the period       52,641         (44)       35,148         21
                                                                        ----------     -------      --------       ----
Net increase (decrease) in assets from operations                           64,496         (44)       36,842         22
                                                                        ----------     -------      --------       ----
Changes from principal transactions:
   Transfer of net premiums                                                190,882          --        87,302         --
   Transfer on terminations                                                (36,501)        (17)      (22,935)       (16)
   Transfer on policy loans                                                (10,134)         --        (1,496)        --
   Net interfund transfers                                                 869,737      37,759       538,318        250
                                                                        ----------     -------      --------       ----
Net increase (decrease) in assets from principal transactions            1,013,984      37,742       601,189        234
                                                                        ----------     -------      --------       ----
Total increase (decrease) in assets                                      1,078,480      37,698       638,031        256

Assets, beginning of period                                                 37,698          --           256         --
                                                                        ----------     -------      --------       ----
Assets, end of period                                                   $1,116,178     $37,698      $638,287       $256
                                                                        ==========     =======      ========       ====

--------
x   Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II.
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(c) Terminated as an investment option and funds transferred to Investment Quality Bond Trust on May 2, 2005.

See accompanying notes.

                                                                                         Sub-Account
                                                              -----------------------------------------------------------------
                                                                  Health Sciences      High Grade Bond        High Yield
                                                                   Trust Series 1      Trust Series 1       Trust Series 0
                                                              -----------------------  --------------- ------------------------
                                                               Year Ended  Year Ended    Year Ended    Year Ended   Year Ended
                                                               Dec. 31/06  Dec. 31/05  Dec. 31/05 (c)  Dec. 31/06 Dec. 31/05 xxx
                                                              -----------  ----------  --------------- ---------- --------------
Income:
   Net Investment Income                                      $   531,956  $  328,475     $ 213,800     $    352          --
   Realized gain (loss)                                           556,241     117,839      (192,751)        (169)         (1)
   Change in unrealized appreciation (depreciation) during
     the period                                                  (607,234)    202,543       (10,158)      10,022          22
                                                              -----------  ----------     ---------     --------      ------
Net increase (decrease) in assets from operations                 480,963     648,857        10,891       10,205          21
                                                              -----------  ----------     ---------     --------      ------
Changes from principal transactions:
   Transfer of net premiums                                       600,699     519,319        57,652       38,587         120
   Transfer on terminations                                      (644,801)   (293,502)      (28,201)     (10,604)       (121)
   Transfer on policy loans                                       (25,008)    (36,923)         (847)        (909)         --
   Net interfund transfers                                     (1,793,911)  1,906,637      (773,066)     181,532       2,677
                                                              -----------  ----------     ---------     --------      ------
Net increase (decrease) in assets from principal transactions  (1,863,021)  2,095,531      (744,462)     208,606       2,676
                                                              -----------  ----------     ---------     --------      ------
Total increase (decrease) in assets                            (1,382,058)  2,744,388      (733,571)     218,811       2,697

Assets, beginning of period                                     7,226,506   4,482,118       733,571        2,697          --
                                                              -----------  ----------     ---------     --------      ------
Assets, end of period                                         $ 5,844,448  $7,226,506            --     $221,508      $2,697
                                                              ===========  ==========     =========     ========      ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                           Sub-Account
                                                                       --------------------------------------------------
                                                                              High Yield              Income & Value
                                                                            Trust Series 1            Trust Series 0
                                                                       ------------------------  ------------------------
                                                                        Year Ended   Year Ended  Year Ended   Year Ended
                                                                        Dec. 31/06   Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx
                                                                       -----------  -----------  ---------- --------------
Income:
   Net Investment Income                                               $ 1,087,997  $   779,033   $    12          --
   Realized gain (loss)                                                    117,033      571,368        25          --
   Change in unrealized appreciation (depreciation) during the period      330,524     (721,778)      795          (7)
                                                                       -----------  -----------   -------        ----
Net increase (decrease) in assets from operations                        1,535,554      628,623       832          (7)
                                                                       -----------  -----------   -------        ----
Changes from principal transactions:
   Transfer of net premiums                                              1,081,136    1,101,554     2,753          --
   Transfer on terminations                                             (1,609,754)  (1,051,772)   (2,028)         --
   Transfer on policy loans                                                (68,349)     (87,203)       --          --
   Net interfund transfers                                                (857,929)     195,497    30,511         651
                                                                       -----------  -----------   -------        ----
Net increase (decrease) in assets from principal transactions           (1,454,896)     158,076    31,236         651
                                                                       -----------  -----------   -------        ----
Total increase (decrease) in assets                                         80,658      786,699    32,068         644

Assets, beginning of period                                             15,900,525   15,113,826       644          --
                                                                       -----------  -----------   -------        ----
Assets, end of period                                                  $15,981,183  $15,900,525   $32,712        $644
                                                                       ===========  ===========   =======        ====

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
xx  Fund renamed on May 1, 2006. Previously known as International Stock Trust.

See accompanying notes.

                                                                          Sub-Account
                                       --------------------------------------------------------------------------------
                                            Income & Value            International Core          International Core
                                            Trust Series 1              Trust Series 0              Trust Series 1
                                       ------------------------  ---------------------------- -------------------------
                                        Year Ended   Year Ended   Year Ended     Year Ended    Year Ended    Year Ended
                                        Dec. 31/06   Dec. 31/05  Dec. 31/06 xx Dec. 31/05 xxx Dec. 31/06 xx  Dec. 31/05
                                       -----------  -----------  ------------- -------------- ------------- -----------
Income:
   Net Investment Income               $   704,508  $   618,409    $  9,555            --      $ 1,359,987  $   173,758
   Realized gain (loss)                    551,833    1,041,930        (986)            1        2,545,690      938,827
   Change in unrealized appreciation
     (depreciation) during the period    1,682,834      158,054      42,516            44        1,848,630    2,356,477
                                       -----------  -----------    --------        ------      -----------  -----------
Net increase (decrease) in assets from
  operations                             2,939,175    1,818,393      51,085            45        5,754,307    3,469,062
                                       -----------  -----------    --------        ------      -----------  -----------
Changes from principal transactions:
   Transfer of net premiums              2,711,114    3,213,592     215,085            --        1,812,205    1,727,451
   Transfer on terminations             (4,327,101)  (4,636,984)    (20,894)          645       (3,400,943)  (2,255,013)
   Transfer on policy loans               (145,388)    (201,886)     (6,307)           --          (71,665)     (25,972)
   Net interfund transfers                (799,184)  (2,598,571)    418,896         1,057       (1,719,453)     272,891
                                       -----------  -----------    --------        ------      -----------  -----------
Net increase (decrease) in assets from
  principal transactions                (2,560,559)  (4,223,849)    606,780         1,702       (3,379,856)    (280,643)
                                       -----------  -----------    --------        ------      -----------  -----------
Total increase (decrease) in assets        378,616   (2,405,456)    657,865         1,747        2,374,451    3,188,419

Assets, beginning of period             35,365,263   37,770,719       1,747            --       25,536,350   22,347,931
                                       -----------  -----------    --------        ------      -----------  -----------
Assets, end of period                  $35,743,879  $35,365,263    $659,612        $1,747      $27,910,801  $25,536,350
                                       ===========  ===========    ========        ======      ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                           Sub-Account
                                                                       --------------------------------------------------
                                                                       International Equity Index International Equity Index
                                                                           Trust A Series 1           Trust B Series 0
                                                                       ------------------------   ------------------------
                                                                       Year Ended    Year Ended   Year Ended    Year Ended
                                                                       Dec. 31/06   Dec. 31/05 vi Dec. 31/06  Dec. 31/05 xxx
                                                                       ----------   ------------- ----------  --------------
Income:
   Net Investment Income                                               $   93,717    $  322,791    $    824           --
   Realized gain (loss)                                                   432,213       250,578       1,498            3
   Change in unrealized appreciation (depreciation) during the period     867,805       121,084      73,993           58
                                                                       ----------    ----------    --------       ------
Net increase (decrease) in assets from operations                       1,393,735       694,453      76,315           61
                                                                       ----------    ----------    --------       ------
Changes from principal transactions:
   Transfer of net premiums                                               837,600       535,897     146,334          111
   Transfer on terminations                                              (508,101)     (507,720)    (24,551)         (28)
   Transfer on policy loans                                               (28,105)       (4,971)     (3,022)          --
   Net interfund transfers                                              1,117,293         5,482     533,144        1,660
                                                                       ----------    ----------    --------       ------
Net increase (decrease) in assets from principal transactions           1,418,687        28,688     651,905        1,743
                                                                       ----------    ----------    --------       ------
Total increase (decrease) in assets                                     2,812,422       723,141     728,220        1,804

Assets, beginning of period                                             4,876,719     4,153,578       1,804           --
                                                                       ----------    ----------    --------       ------
Assets, end of period                                                  $7,689,141    $4,876,719    $730,024       $1,804
                                                                       ==========    ==========    ========       ======

--------
vi Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(b) Terminated as an investment option and funds transferred to International Equity Index Trust A on May 2, 2005.

See accompanying notes.

                                                                                    Sub-Account
                                                  -------------------------------------------------------
                                                  International Equity Select International Opportunities
                                                        Trust Series 1             Trust Series 0
                                                  --------------------------- ---------------------------
                                                          Year Ended          Year Ended    Year Ended
                                                        Dec. 31/05 (b)        Dec. 31/06  Dec. 31/05 xxx
                                                  --------------------------- ----------  --------------
Income:
   Net Investment Income                                   $  98,728           $    313          --
   Realized gain (loss)                                      (15,278)              (497)         --
   Change in unrealized appreciation
     (depreciation) during the period                        (87,213)            28,604          --
                                                           ---------           --------        ----
Net increase (decrease) in assets from operations             (3,763)            28,420          --
                                                           ---------           --------        ----
Changes from principal transactions:
   Transfer of net premiums                                   41,805             47,418          --
   Transfer on terminations                                  (17,636)           (20,875)         --
   Transfer on policy loans                                     (415)                --          --
   Net interfund transfers                                  (512,561)           255,939         541
                                                           ---------           --------        ----
Net increase (decrease) in assets from principal
  transactions                                              (488,807)           282,482         541
                                                           ---------           --------        ----
Total increase (decrease) in assets                         (492,570)           310,902         541

Assets, beginning of period                                  492,570                541          --
                                                           ---------           --------        ----
Assets, end of period                                             --           $311,443        $541
                                                           =========           ========        ====

                                                  --------------------------
                                                  International Opportunities
                                                        Trust Series 1
                                                  -------------------------
                                                  Year Ended     Year Ended
                                                  Dec. 31/06   Dec. 31/05 xxx
                                                  ----------   --------------
Income:
   Net Investment Income                          $  131,239            --
   Realized gain (loss)                               26,778           147
   Change in unrealized appreciation
     (depreciation) during the period                324,760        18,210
                                                  ----------      --------
Net increase (decrease) in assets from operations    482,777        18,357
                                                  ----------      --------
Changes from principal transactions:
   Transfer of net premiums                          217,415         3,093
   Transfer on terminations                          (72,082)       (1,376)
   Transfer on policy loans                               --            --
   Net interfund transfers                         2,925,898       158,605
                                                  ----------      --------
Net increase (decrease) in assets from principal
  transactions                                     3,071,231       160,322
                                                  ----------      --------
Total increase (decrease) in assets                3,554,008       178,679

Assets, beginning of period                          178,679            --
                                                  ----------      --------
Assets, end of period                             $3,732,687      $178,679
                                                  ==========      ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                           Sub-Account
                                                                       --------------------------------------------------
                                                                        International Small Cap   International Small Cap
                                                                            Trust Series 0            Trust Series 1
                                                                       ------------------------  ------------------------
                                                                       Year Ended   Year Ended    Year Ended   Year Ended
                                                                       Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                                       ---------- -------------- -----------  -----------
Income:
   Net Investment Income                                                $    288          --     $   157,915  $    92,197
   Realized gain (loss)                                                    3,641          (6)      1,505,269    1,651,639
   Change in unrealized appreciation (depreciation) during the period     24,280          91       1,440,515     (688,351)
                                                                        --------      ------     -----------  -----------
Net increase (decrease) in assets from operations                         28,209          85       3,103,699    1,055,485
                                                                        --------      ------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                               79,429       2,222         750,207      914,729
   Transfer on terminations                                              (11,019)        (22)     (1,357,295)  (1,064,653)
   Transfer on policy loans                                               (2,431)         --         138,455      (49,080)
   Net interfund transfers                                               205,214         638      (2,966,480)   2,764,001
                                                                        --------      ------     -----------  -----------
Net increase (decrease) in assets from principal transactions            271,193       2,838      (3,435,113)   2,564,997
                                                                        --------      ------     -----------  -----------
Total increase (decrease) in assets                                      299,402       2,923        (331,414)   3,620,482

Assets, beginning of period                                                2,923          --      13,253,506    9,633,024
                                                                        --------      ------     -----------  -----------
Assets, end of period                                                   $302,325      $2,923     $12,922,092  $13,253,506
                                                                        ========      ======     ===========  ===========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                                  Sub-Account
                                                  ---------------------------------------------------------------------------
                                                     International Value        International Value    Investment Quality Bond
                                                        Trust Series 0            Trust Series 1           Trust Series 0
                                                  -------------------------- ------------------------  -----------------------
                                                  Year Ended    Year Ended    Year Ended   Year Ended        Year Ended
                                                  Dec. 31/06  Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05       Dec. 31/06 #
                                                  ----------  -------------- -----------  -----------  -----------------------
Income:
   Net Investment Income                          $    2,115         --      $ 1,947,486  $   399,391         $    359
   Realized gain (loss)                                6,824         --        2,285,620    1,681,387             (258)
   Change in unrealized appreciation
     (depreciation) during the period                 97,301          1        4,523,705      561,082            1,189
                                                  ----------       ----      -----------  -----------         --------
Net increase (decrease) in assets from operations    106,240          1        8,756,811    2,641,860            1,290
                                                  ----------       ----      -----------  -----------         --------
Changes from principal transactions:
   Transfer of net premiums                          111,309         10        2,515,639    2,360,937           31,472
   Transfer on terminations                          (57,959)         1       (3,383,294)  (2,300,400)          (4,246)
   Transfer on policy loans                           (1,628)        --          (17,524)    (120,516)              --
   Net interfund transfers                           911,198        981        4,100,747    8,297,225           81,707
                                                  ----------       ----      -----------  -----------         --------
Net increase (decrease) in assets from principal
  transactions                                       962,920        992        3,215,568    8,237,246          108,933
                                                  ----------       ----      -----------  -----------         --------
Total increase (decrease) in assets                1,069,160        993       11,972,379   10,879,106          110,223

Assets, beginning of period                              993         --       27,977,424   17,098,318               --
                                                  ----------       ----      -----------  -----------         --------
Assets, end of period                             $1,070,153       $993      $39,949,803  $27,977,424         $110,223
                                                  ==========       ====      ===========  ===========         ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                             Sub-Account
                                                                       ------------------------------------------------------
                                                                        Investment Quality Bond        Large Cap Growth
                                                                            Trust Series 1              Trust Series 0
                                                                       ------------------------  ----------------------------
                                                                        Year Ended   Year Ended    Year Ended     Year Ended
                                                                        Dec. 31/06   Dec. 31/05  Dec. 31/06 (k) Dec. 31/05 xxx
                                                                       -----------  -----------  -------------- --------------
Income:
   Net Investment Income                                               $ 1,184,183  $ 1,339,988     $   118            --
   Realized gain (loss)                                                    (56,364)     365,772         (77)            7
   Change in unrealized appreciation (depreciation) during the period     (438,864)  (1,198,805)         --            --
                                                                       -----------  -----------     -------          ----
Net increase (decrease) in assets from operations                          688,955      506,955          41             7
                                                                       -----------  -----------     -------          ----
Changes from principal transactions:
   Transfer of net premiums                                              1,553,533    1,670,901       5,914            --
   Transfer on terminations                                             (2,772,974)  (3,174,192)     (5,791)          (13)
   Transfer on policy loans                                                (30,651)     (92,131)         --            --
   Net interfund transfers                                                 129,292   (3,341,663)       (751)          593
                                                                       -----------  -----------     -------          ----
Net increase (decrease) in assets from principal transactions           (1,120,800)  (4,937,085)       (628)          580
                                                                       -----------  -----------     -------          ----
Total increase (decrease) in assets                                       (431,845)  (4,430,130)       (587)          587

Assets, beginning of period                                             20,137,630   24,567,760         587            --
                                                                       -----------  -----------     -------          ----
Assets, end of period                                                  $19,705,785  $20,137,630          --          $587
                                                                       ===========  ===========     =======          ====

--------
(k) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                          Sub-Account
                                              -------------------------------------------------------------------
                                                   Large Cap Growth         Large Cap            Large Cap
                                                    Trust Series 1        Trust Series 0      Trust Series 1
                                              --------------------------  -------------- ------------------------
                                                Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                              Dec. 31/06 (k)  Dec. 31/05   Dec. 31/06 #  Dec. 31/06 Dec. 31/05 xxx
                                              -------------- -----------  -------------- ---------- --------------
Income:
   Net Investment Income                       $     69,618  $   135,921     $     81     $    661           --
   Realized gain (loss)                           1,936,958     (184,716)         152       18,501       49,990
   Change in unrealized appreciation
     (depreciation) during the period            (1,555,843)      93,135        7,693       55,368          784
                                               ------------  -----------     --------     --------     --------
Net increase (decrease) in assets from
  operations                                        450,733       44,340        7,926       74,530       50,774
                                               ------------  -----------     --------     --------     --------
Changes from principal transactions:
   Transfer of net premiums                         604,638    1,856,350       45,520       27,809        1,844
   Transfer on terminations                        (705,854)  (1,940,855)      (2,819)     (31,567)      (2,330)
   Transfer on policy loans                          19,540      (54,385)          --           --           --
   Net interfund transfers                      (19,837,497)     264,452      138,716      461,159      (38,179)
                                               ------------  -----------     --------     --------     --------
Net increase (decrease) in assets from
  principal transactions                        (19,919,173)     125,562      181,417      457,401      (38,665)
                                               ------------  -----------     --------     --------     --------
Total increase (decrease) in assets             (19,468,440)     169,902      189,343      531,931       12,109

Assets, beginning of period                      19,468,440   19,298,538           --       12,109           --
                                               ------------  -----------     --------     --------     --------
Assets, end of period                                    --  $19,468,440     $189,343     $544,040     $ 12,109
                                               ============  ===========     ========     ========     ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                          Sub-Account
                                                                       ------------------------------------------------
                                                                            Large Cap Value          Large Cap Value
                                                                            Trust Series 0           Trust Series 1
                                                                       ------------------------  ----------------------
                                                                       Year Ended   Year Ended   Year Ended  Year Ended
                                                                       Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05
                                                                       ---------- -------------- ----------  ----------
Income:
   Net Investment Income                                                $  3,822          --     $  542,643          --
   Realized gain (loss)                                                      900          (2)       439,507     587,303
   Change in unrealized appreciation (depreciation) during the period     26,816           4        (30,955)    138,750
                                                                        --------      ------     ----------  ----------
Net increase (decrease) in assets from operations                         31,538           2        951,195     726,053
                                                                        --------      ------     ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                               90,862         280        724,418     603,603
   Transfer on terminations                                              (45,091)       (152)      (633,914)   (344,825)
   Transfer on policy loans                                                   --          --        (20,143)    (17,788)
   Net interfund transfers                                               468,170       3,167      1,028,955     568,108
                                                                        --------      ------     ----------  ----------
Net increase (decrease) in assets from principal transactions            513,941       3,295      1,099,316     809,098
                                                                        --------      ------     ----------  ----------
Total increase (decrease) in assets                                      545,479       3,297      2,050,511   1,535,151

Assets, beginning of period                                                3,297          --      6,179,567   4,644,416
                                                                        --------      ------     ----------  ----------
Assets, end of period                                                   $548,776      $3,297     $8,230,078  $6,179,567
                                                                        ========      ======     ==========  ==========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.

See accompanying notes.

                                                                          Sub-Account
                                       ---------------------------------------------------------------------------------
                                          Lifestyle Aggressive       Lifestyle Aggressive         Lifestyle Balanced
                                             Trust Series 0             Trust Series 1              Trust Series 0
                                       --------------------------  ------------------------  ---------------------------
                                        Year Ended    Year Ended    Year Ended   Year Ended   Year Ended     Year Ended
                                       Dec. 31/06 i Dec. 31/05 xxx Dec. 31/06 i  Dec. 31/05  Dec. 31/06 ii Dec. 31/05 xxx
                                       ------------ -------------- ------------ -----------  ------------- --------------
Income:
   Net Investment Income                $  187,285     $     23    $ 5,196,088  $   445,224   $   185,973     $    132
   Realized gain (loss)                    (94,620)         178        224,522       20,554      (106,518)         322
   Change in unrealized appreciation
     (depreciation) during the period      674,627        1,335     (2,600,262)   1,120,278       690,815        3,640
                                        ----------     --------    -----------  -----------   -----------     --------
Net increase (decrease) in assets from
  operations                               767,292        1,536      2,820,348    1,586,056       770,270        4,094
                                        ----------     --------    -----------  -----------   -----------     --------
Changes from principal transactions:
   Transfer of net premiums              1,107,856        1,054      3,368,697    3,353,348     2,033,630        3,129
   Transfer on terminations               (707,482)      (2,022)    (3,910,924)  (1,612,631)     (427,998)      (2,210)
   Transfer on policy loans               (194,401)          --       (205,211)      20,774       (38,384)          --
   Net interfund transfers               8,210,156      130,292      4,309,225      994,764    11,631,394      326,162
                                        ----------     --------    -----------  -----------   -----------     --------
Net increase (decrease) in assets from
  principal transactions                 8,416,129      129,324      3,561,787    2,756,255    13,198,642      327,081
                                        ----------     --------    -----------  -----------   -----------     --------
Total increase (decrease) in assets      9,183,421      130,860      6,382,135    4,342,311    13,968,912      331,175

Assets, beginning of period                130,860           --     16,746,448   12,404,137       331,175           --
                                        ----------     --------    -----------  -----------   -----------     --------
Assets, end of period                   $9,314,281     $130,860    $23,128,583  $16,746,448   $14,300,087     $331,175
                                        ==========     ========    ===========  ===========   ===========     ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                          Sub-Account
                                    -------------------------------------------------------
                                        Lifestyle Balanced        Lifestyle Conservative
                                          Trust Series 1              Trust Series 0
                                    -------------------------  ----------------------------
                                     Year Ended    Year Ended    Year Ended     Year Ended
                                    Dec. 31/06 ii  Dec. 31/05  Dec. 31/06 iii Dec. 31/05 xxx
                                    ------------- -----------  -------------- --------------
Income:
   Net Investment Income             $ 6,666,033  $ 2,406,116    $    5,760          --
   Realized gain (loss)                  579,806      276,995        (1,724)         --
   Change in unrealized
     appreciation (depreciation)
     during the period                  (160,654)     565,424        61,267          --
                                     -----------  -----------    ----------        ----
Net increase (decrease) in assets
  from operations                      7,085,185    3,248,535        65,303          --
                                     -----------  -----------    ----------        ----
Changes from principal
  transactions:
   Transfer of net premiums            7,399,831    7,072,969        25,744          55
   Transfer on terminations           (5,801,085)  (4,448,848)      (50,639)        (36)
   Transfer on policy loans             (278,643)       8,228            --          --
   Net interfund transfers             4,832,074    5,980,788     1,334,171          81
                                     -----------  -----------    ----------        ----
Net increase (decrease) in assets
  from principal transactions          6,152,177    8,613,137     1,309,276         100
                                     -----------  -----------    ----------        ----
Total increase (decrease) in assets   13,237,362   11,861,672     1,374,579         100
Assets, beginning of period           52,277,135   40,415,463           100          --
                                     -----------  -----------    ----------        ----
Assets, end of period                $65,514,497  $52,277,135    $1,374,679        $100
                                     ===========  ===========    ==========        ====

--------
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280
    Trust.
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
iv  Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

See accompanying notes.

                                                                       Sub-Account
                                    ---------------------------------------------------------------------------------
                                      Lifestyle Conservative         Lifestyle Growth            Lifestyle Growth
                                          Trust Series 1              Trust Series 0              Trust Series 1
                                    -------------------------  ---------------------------  -------------------------
                                      Year Ended   Year Ended   Year Ended     Year Ended    Year Ended    Year Ended
                                    Dec. 31/06 iii Dec. 31/05  Dec. 31/06 iv Dec. 31/05 xxx Dec. 31/06 iv  Dec. 31/05
                                    -------------- ----------  ------------- -------------- ------------- -----------
Income:
   Net Investment Income              $  519,191   $  505,641   $   636,323     $    222     $10,823,475  $ 2,082,481
   Realized gain (loss)                   14,603       42,253      (213,768)          (7)        518,338     (285,985)
   Change in unrealized
     appreciation (depreciation)
     during the period                    16,032     (365,322)    1,717,298        2,180        (331,483)   3,874,347
                                      ----------   ----------   -----------     --------     -----------  -----------
Net increase (decrease) in assets
  from operations                        549,826      182,572     2,139,853        2,395      11,010,330    5,670,843
                                      ----------   ----------   -----------     --------     -----------  -----------
Changes from principal
  transactions:
   Transfer of net premiums              500,729      541,641     7,383,097       34,792      12,148,756   10,920,056
   Transfer on terminations             (819,190)    (657,931)   (1,571,805)      30,322      (8,763,246)  (5,656,834)
   Transfer on policy loans               20,341      (28,277)      (25,860)          --        (359,087)    (360,889)
   Net interfund transfers               118,963      275,101    27,109,654      527,489       9,086,609    8,239,932
                                      ----------   ----------   -----------     --------     -----------  -----------
Net increase (decrease) in assets
  from principal transactions           (179,157)     130,534    32,895,086      592,603      12,113,032   13,142,265
                                      ----------   ----------   -----------     --------     -----------  -----------
Total increase (decrease) in assets      370,669      313,106    35,034,939      594,998      23,123,362   18,813,108

Assets, beginning of period            6,558,099    6,244,993       594,998           --      74,633,010   55,819,902
                                      ----------   ----------   -----------     --------     -----------  -----------
Assets, end of period                 $6,928,768   $6,558,099   $35,629,937     $594,998     $97,756,372  $74,633,010
                                      ==========   ==========   ===========     ========     ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                           Sub-Account
                                                                      ----------------------------------------------------
                                                                          Lifestyle Moderate         Lifestyle Moderate
                                                                            Trust Series 0             Trust Series 1
                                                                      --------------------------  ------------------------
                                                                       Year Ended    Year Ended    Year Ended   Year Ended
                                                                      Dec. 31/06 v Dec. 31/05 xxx Dec. 31/06 v  Dec. 31/05
                                                                      ------------ -------------- ------------ -----------
Income:
   Net Investment Income                                               $   16,974          --     $   958,918  $   644,187
   Realized gain (loss)                                                    (1,704)          4         234,262      189,821
   Change in unrealized appreciation (depreciation)during the period       65,996         495             274     (438,152)
                                                                       ----------     -------     -----------  -----------
Net increase (decrease) in assets from operations                          81,266         499       1,193,454      395,856
                                                                       ----------     -------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                               266,850          35       1,745,457    1,370,063
   Transfer on terminations                                               (64,613)       (353)     (1,208,882)  (1,271,093)
   Transfer on policy loans                                              (175,000)         --           3,297     (143,924)
   Net interfund transfers                                              1,452,605      61,048       1,956,168      875,507
                                                                       ----------     -------     -----------  -----------
Net increase (decrease) in assets from principal transactions           1,479,842      60,730       2,496,040      830,553
                                                                       ----------     -------     -----------  -----------
Total increase (decrease) in assets                                     1,561,108      61,229       3,689,494    1,226,409

Assets, beginning of period                                                61,229          --      10,001,375    8,774,966
                                                                       ----------     -------     -----------  -----------
Assets, end of period                                                  $1,622,337     $61,229     $13,690,869  $10,001,375
                                                                       ==========     =======     ===========  ===========

--------
v   Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust.
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
## Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

                                                                                Sub-Account
                                              ---------------------------------------------------------------------------------
                                               Managed Trust Series 0   Mid Cap Core Trust Series 0  Mid Cap Core Trust Series 1
                                              ------------------------  ---------------------------  --------------------------
                                              Year Ended   Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                              Dec. 31/06 Dec. 31/05 xxx Dec. 31/06 ## Dec. 31/05 xxx Dec. 31/06 ##  Dec. 31/05
                                              ---------- -------------- ------------- -------------- -------------  ----------
Income:
   Net Investment Income                       $ 22,867     $  4,134      $ 42,780            --      $   554,483   $   84,408
   Realized gain (loss)                            (849)         (91)      (33,076)           --         (432,170)      12,028
   Change in unrealized appreciation
     (depreciation) during the period            16,307       (1,487)            7            (7)         (18,174)     (34,495)
                                               --------     --------      --------        ------      -----------   ----------
Net increase (decrease) in assets from
  operations                                     38,325        2,556         9,711            (7)         104,139       61,941
                                               --------     --------      --------        ------      -----------   ----------
Changes from principal transactions:
   Transfer of net premiums                      62,642          460        58,424            --          325,784      252,763
   Transfer on terminations                     (31,630)      (3,129)      (11,037)           --         (117,022)     (78,570)
   Transfer on policy loans                        (216)          --        (4,712)           --              274         (629)
   Net interfund transfers                      603,080      278,212       (53,608)        1,229       (1,532,493)     236,051
                                               --------     --------      --------        ------      -----------   ----------
Net increase (decrease) in assets from
  principal transactions                        633,876      275,543       (10,933)        1,229       (1,323,457)     409,615
                                               --------     --------      --------        ------      -----------   ----------
Total increase (decrease) in assets             672,201      278,099        (1,222)        1,222       (1,219,318)     471,556

Assets, beginning of period                     278,099           --         1,222            --        1,219,318      747,762
                                               --------     --------      --------        ------      -----------   ----------
Assets, end of period                          $950,300     $278,099            --        $1,222               --   $1,219,318
                                               ========     ========      ========        ======      ===========   ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                          Sub-Account
                                                                       -------------------------------------------------
                                                                             Mid Cap Index            Mid Cap Index
                                                                            Trust Series 0            Trust Series 1
                                                                       ------------------------  -----------------------
                                                                       Year Ended   Year Ended    Year Ended  Year Ended
                                                                       Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06  Dec. 31/05
                                                                       ---------- -------------- -----------  ----------
Income:
   Net Investment Income                                                $  1,738          --     $   492,593  $  317,836
   Realized gain (loss)                                                   (2,851)          3         682,196     939,477
   Change in unrealized appreciation (depreciation) during the period     22,387         (54)       (257,247)   (164,416)
                                                                        --------      ------     -----------  ----------
Net increase (decrease) in assets from operations                         21,274         (51)        917,542   1,092,897
                                                                        --------      ------     -----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                              116,212          10       1,040,241   1,027,774
   Transfer on terminations                                              (26,250)        762      (1,456,521)   (954,129)
   Transfer on policy loans                                               (2,419)         --        (124,446)    (32,948)
   Net interfund transfers                                               586,616       6,881       2,646,293     719,597
                                                                        --------      ------     -----------  ----------
Net increase (decrease) in assets from principal transactions            674,159       7,653       2,105,567     760,294
                                                                        --------      ------     -----------  ----------
Total increase (decrease) in assets                                      695,433       7,602       3,023,109   1,853,191

Assets, beginning of period                                                7,602          --       9,699,379   7,846,188
                                                                        --------      ------     -----------  ----------
Assets, end of period                                                   $703,035      $7,602     $12,722,488  $9,699,379
                                                                        ========      ======     ===========  ==========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                   Sub-Account
                                                  -----------------------------------------------------------------------------
                                                        Mid Cap Stock              Mid Cap Stock             Mid Cap Value
                                                        Trust Series 0            Trust Series 1            Trust Series 0
                                                  -------------------------  ------------------------  ------------------------
                                                                                                          Year
                                                  Year Ended    Year Ended    Year Ended   Year Ended    Ended      Year Ended
                                                  Dec. 31/06  Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx
                                                  ----------  -------------- -----------  -----------  ---------- --------------
Income:
   Net Investment Income                          $      717         --      $   887,583  $   353,590   $  6,934          --
   Realized gain (loss)                                 (883)         4        1,162,230    1,730,422     (1,892)          7
   Change in unrealized appreciation
     (depreciation) during the period                 87,480         35          625,573    1,551,025     49,568         (33)
                                                  ----------       ----      -----------  -----------   --------      ------
Net increase (decrease) in assets from operations     87,314         39        2,675,386    3,635,037     54,610         (26)
                                                  ----------       ----      -----------  -----------   --------      ------
Changes from principal transactions:
   Transfer of net premiums                           92,140        252        1,810,827    1,635,274     73,564         138
   Transfer on terminations                          (57,375)       (78)      (2,374,001)  (2,291,564)   (21,769)        (59)
   Transfer on policy loans                           (1,867)        --          (29,046)     (53,572)    (2,951)         --
   Net interfund transfers                           993,786        318       (2,352,749)   9,088,677    495,755       3,704
                                                  ----------       ----      -----------  -----------   --------      ------
Net increase (decrease) in assets from principal
  transactions                                     1,026,684        492       (2,944,969)   8,378,815    544,599       3,783
                                                  ----------       ----      -----------  -----------   --------      ------
Total increase (decrease) in assets                1,113,998        531         (269,583)  12,013,852    599,209       3,757

Assets, beginning of period                              531         --       21,770,196    9,756,344      3,757          --
                                                  ----------       ----      -----------  -----------   --------      ------
Assets, end of period                             $1,114,529       $531      $21,500,613  $21,770,196   $602,966      $3,757
                                                  ==========       ====      ===========  ===========   ========      ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                           Sub-Account
                                                                       -----------------------------------------------------
                                                                       Mid Cap Value Trust Series 1 Mid Value Trust Series 0
                                                                       ---------------------------  ------------------------
                                                                        Year Ended     Year Ended   Year Ended   Year Ended
                                                                        Dec. 31/06     Dec. 31/05   Dec. 31/06 Dec. 31/05 xxx
                                                                        -----------   -----------   ---------- --------------
Income:
   Net Investment Income                                               $ 3,842,474    $   632,192    $ 1,659          --
   Realized gain (loss)                                                    263,764      1,471,335         25          --
   Change in unrealized appreciation (depreciation) during the period   (1,471,419)      (717,135)     6,583           1
                                                                        -----------   -----------    -------        ----
Net increase (decrease) in assets from operations                        2,634,819      1,386,392      8,267           1
                                                                        -----------   -----------    -------        ----
Changes from principal transactions:
   Transfer of net premiums                                              2,042,952      2,804,087     23,739          66
   Transfer on terminations                                             (1,631,265)    (1,216,774)    (2,255)        (31)
   Transfer on policy loans                                                (93,138)       (23,204)                    --
   Net interfund transfers                                                (808,770)     2,381,622     59,408          12
                                                                        -----------   -----------    -------        ----
Net increase (decrease) in assets from principal transactions             (490,221)     3,945,731     80,892          47
                                                                        -----------   -----------    -------        ----
Total increase (decrease) in assets                                      2,144,598      5,332,123     89,159          48

Assets, beginning of period                                             21,996,856     16,664,733         48          --
                                                                        -----------   -----------    -------        ----
Assets, end of period                                                  $24,141,454    $21,996,856    $89,207        $ 48
                                                                        ===========   ===========    =======        ====

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                       ---------------------------------------------------------------------------------
                                               Money Market                Money Market             Natural Resources
                                             Trust B Series 0             Trust Series 1             Trust Series 0
                                       ---------------------------  --------------------------  ------------------------
                                        Year Ended     Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                        Dec. 31/06   Dec. 31/05 xxx  Dec. 31/06    Dec. 31/05   Dec. 31/06 Dec. 31/05 xxx
                                       ------------  -------------- ------------  ------------  ---------- --------------
Income:
   Net Investment Income               $    298,096   $     3,353   $  3,660,440  $  2,164,222   $ 25,067         --
   Realized gain (loss)                          --            --             --            --    (17,363)         5
   Change in unrealized appreciation
     (depreciation) during the period            --            --             --            --     35,332         41
                                       ------------   -----------   ------------  ------------   --------      -----
Net increase (decrease) in assets from
  operations                                298,096         3,353      3,660,440     2,164,222     43,036         46
                                       ------------   -----------   ------------  ------------   --------      -----
Changes from principal transactions:
   Transfer of net premiums              56,274,641     1,898,235     30,870,510    37,135,552    210,526         60
   Transfer on terminations              37,732,026     1,359,541    (17,666,851)  (14,357,407)   (40,979)      (122)
   Transfer on policy loans                (169,508)           --        (17,303)     (633,755)    (3,235)        --
   Net interfund transfers              (80,956,842)   (1,639,630)   (16,372,197)  (21,682,743)   632,243        746
                                       ------------   -----------   ------------  ------------   --------      -----
Net increase (decrease) in assets from
  principal transactions                 12,880,317     1,618,146     (3,185,841)      461,647    798,555        684
                                       ------------   -----------   ------------  ------------   --------      -----
Total increase (decrease) in assets      13,178,413     1,621,499        474,599     2,625,869    841,591        730

Assets, beginning of period               1,621,499            --     81,149,775    78,523,906        730         --
                                       ------------   -----------   ------------  ------------   --------      -----
Assets, end of period                  $ 14,799,912   $ 1,621,499   $ 81,624,374  $ 81,149,775   $842,321      $ 730
                                       ============   ===========   ============  ============   ========      =====

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                Sub-Account
                                                             -------------------------------------------------
                                                                Natural Resources          Overseas Equity
                                                                  Trust Series 1           Trust Series 0
                                                             -----------------------  ------------------------
                                                              Year Ended  Year Ended  Year Ended   Year Ended
                                                              Dec. 31/06  Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx
                                                             -----------  ----------  ---------- --------------
Income:
   Net Investment Income                                     $ 2,072,911  $  110,159   $     61         --
   Realized gain (loss)                                        1,051,313     704,606      1,702         --
   Change in unrealized appreciation (depreciation) during
     the period                                               (1,367,088)  1,464,687     19,598          1
                                                             -----------  ----------   --------       ----
Net increase (decrease) in assets from operations              1,757,136   2,279,452     21,361          1
                                                             -----------  ----------   --------       ----
Changes from principal transactions:
   Transfer of net premiums                                      908,841     733,698      9,858         36
   Transfer on terminations                                   (1,115,912)   (368,865)   (13,646)       (19)
   Transfer on policy loans                                     (115,369)     (6,870)        --         --
   Net interfund transfers                                       951,302   2,962,709    235,320          9
                                                             -----------  ----------   --------       ----
Net increase (decrease) in assets from principal
  transactions                                                   628,862   3,320,672    231,532         26
                                                             -----------  ----------   --------       ----
Total increase (decrease) in assets                            2,385,998   5,600,124    252,893         27

Assets, beginning of period                                    8,987,378   3,387,254         27         --
                                                             -----------  ----------   --------       ----
Assets, end of period                                        $11,373,376  $8,987,378   $252,920       $ 27
                                                             ===========  ==========   ========       ====

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(g) Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.

See accompanying notes.

                                                                                         Sub-Account
                                                              -----------------------------------------------------------------
                                                                 Overseas           Pacific Rim               Pacific Rim
                                                              Trust Series 1      Trust Series 0            Trust Series 1
                                                              -------------- ------------------------  ------------------------
                                                                Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                              Dec. 31/05 (g) Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                              -------------- ---------- -------------- -----------  -----------
Income:
   Net Investment Income                                       $     36,753   $    733         --      $   125,367  $    90,162
   Realized gain (loss)                                             722,856     (2,305)         1        2,018,512      892,513
   Change in unrealized appreciation (depreciation) during
     the period                                                  (1,039,185)    31,170         21         (826,808)   1,593,002
                                                               ------------   --------       ----      -----------  -----------
Net increase (decrease) in assets from operations              $   (279,576)    29,598         22        1,317,071    2,575,677
                                                               ------------   --------       ----      -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                         247,287    163,000         --          984,132      727,323
   Transfer on terminations                                        (340,518)   (53,323)       (19)      (1,376,954)  (1,543,716)
   Transfer on policy loans                                         (26,766)        --         --           (9,436)     (24,132)
   Net interfund transfers                                      (10,433,623)   487,655        597         (963,754)   1,652,548
                                                               ------------   --------       ----      -----------  -----------
Net increase (decrease) in assets from principal transactions   (10,553,620)   597,332        578       (1,366,012)     812,023
                                                               ------------   --------       ----      -----------  -----------
Total increase (decrease) in assets                             (10,833,196)   626,930        600          (48,941)   3,387,700

Assets, beginning of period                                      10,833,196        600         --       13,146,240    9,758,540
                                                               ------------   --------       ----      -----------  -----------
Assets, end of period                                                    --   $627,530       $600      $13,097,299  $13,146,240
                                                               ============   ========       ====      ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                               Sub-Account
                                                             ----------------------------------------------
                                                               Quantitative All Cap    Quantitative All Cap
                                                                  Trust Series 0          Trust Series 1
                                                             ------------------------  --------------------
                                                             Year Ended   Year Ended   Year Ended Year Ended
                                                             Dec. 31/06 Dec. 31/05 xxx Dec. 31/06 Dec. 31/05
                                                             ---------- -------------- ---------- ----------
Income:
   Net Investment Income                                      $ 1,297         --        $ 50,599   $ 34,039
   Realized gain (loss)                                           (45)        --           5,513     10,833
   Change in unrealized appreciation (depreciation) during
     the period                                                  (197)        --          14,364    (12,809)
                                                              -------        ---        --------   --------
Net increase (decrease) in assets from operations               1,055         --          70,476     32,063
                                                              -------        ---        --------   --------
Changes from principal transactions:
   Transfer of net premiums                                     4,101         19         107,027     61,808
   Transfer on terminations                                    (1,155)        (7)        (46,707)   (14,082)
   Transfer on policy loans                                        --         --             401     (1,141)
   Net interfund transfers                                     18,206          2          69,258    143,110
                                                              -------        ---        --------   --------
Net increase (decrease) in assets from principal
  transactions                                                 21,152         14         129,979    189,695
                                                              -------        ---        --------   --------
Total increase (decrease) in assets                            22,207         14         200,455    221,758

Assets, beginning of period                                        14         --         421,060    199,302
                                                              -------        ---        --------   --------
Assets, end of period                                         $22,221        $14        $621,515   $421,060
                                                              =======        ===        ========   ========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                Sub-Account
                                    -------------------------------------------------------------------
                                      Quantitative Mid Cap     Quantitative Mid Cap   Quantitative Value
                                         Trust Series 0           Trust Series 1        Trust Series 0
                                    ------------------------  ----------------------  ------------------
                                    Year Ended   Year Ended   Year Ended  Year Ended   Year Ended Dec.
                                    Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05       31/06 #
                                    ---------- -------------- ----------  ----------  ------------------
Income:
   Net Investment Income             $  2,909          --     $  697,226          --            --
   Realized gain (loss)                (2,924)        (69)       (30,985)    172,949            47
   Change in unrealized
     appreciation (depreciation)
     during the period                   (445)        194       (615,888)    (11,798)        3,743
                                     --------      ------     ----------  ----------       -------
Net increase (decrease) in assets
  from operations                        (460)        125         50,353     161,151         3,790
                                     --------      ------     ----------  ----------       -------
Changes from principal
  transactions:
   Transfer of net premiums            14,673       3,975        160,684      92,616         1,016
   Transfer on terminations            (1,213)         27       (187,170)    (72,012)         (446)
   Transfer on policy loans                --          --         (1,227)     (1,202)           --
   Net interfund transfers            125,505       2,149        754,981      91,038        34,372
                                     --------      ------     ----------  ----------       -------
Net increase (decrease) in assets
  from principal transactions         138,965       6,151        727,268     110,440        34,942
                                     --------      ------     ----------  ----------       -------
Total increase (decrease) in assets   138,505       6,276        777,621     271,591        38,732

Assets, beginning of period             6,276          --      1,420,217   1,148,626            --
                                     --------      ------     ----------  ----------       -------
Assets, end of period                $144,781      $6,276     $2,197,838  $1,420,217       $38,732
                                     ========      ======     ==========  ==========       =======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                               Sub-Account
                                                             -----------------------------------------------
                                                              Quantitative Value     Real Estate Securities
                                                                Trust Series 1           Trust Series 0
                                                             --------------------  -------------------------
                                                             Year Ended Year Ended Year Ended    Year Ended
                                                             Dec. 31/06 Dec. 31/05 Dec. 31/06  Dec. 31/05 xxx
                                                             ---------- ---------- ----------  --------------
Income:
   Net Investment Income                                      $ 40,024   $  1,736  $   35,620          --
   Realized gain (loss)                                         37,160      1,329       3,682          --
   Change in unrealized appreciation (depreciation) during
     the period                                                 15,877     17,324     134,471          (1)
                                                              --------   --------  ----------     -------
Net increase (decrease) in assets from operations               93,061     20,389     173,773          (1)
                                                              --------   --------  ----------     -------
Changes from principal transactions:
   Transfer of net premiums                                     22,797     83,960     203,776          51
   Transfer on terminations                                    (39,265)    (5,153)    (44,538)        (33)
   Transfer on policy loans                                         --         --      (7,326)         --
   Net interfund transfers                                     (69,704)   467,555   1,147,689      34,855
                                                              --------   --------  ----------     -------
Net increase (decrease) in assets from principal
  transactions                                                 (86,172)   546,362   1,299,601      34,873
                                                              --------   --------  ----------     -------
Total increase (decrease) in assets                              6,889    566,751   1,473,374      34,872
Assets, beginning of period                                    582,273     15,522      34,872          --
                                                              --------   --------  ----------     -------
Assets, end of period                                         $589,162   $582,273  $1,508,246     $34,872
                                                              ========   ========  ==========     =======

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                  Sub-Account
                                                  --------------------------------------------------------------------------
                                                   Real Estate Securities       Real Return Bond         Real Return Bond
                                                       Trust Series 1            Trust Series 0           Trust Series 1
                                                  ------------------------  ------------------------  ----------------------
                                                   Year Ended   Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                                   Dec. 31/06   Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05
                                                  -----------  -----------  ---------- -------------- ----------  ----------
Income:
   Net Investment Income                          $ 9,665,717  $ 7,161,881   $    195          --     $  114,103  $   90,553
   Realized gain (loss)                             5,317,829    4,646,644       (135)         (1)        (5,999)      2,883
   Change in unrealized appreciation
     (depreciation) during the period               1,369,012   (6,743,469)       885          (3)       (99,316)    (66,136)
                                                  -----------  -----------   --------      ------     ----------  ----------
Net increase (decrease) in assets from operations  16,352,558    5,065,056        945          (4)         8,788      27,300
                                                  -----------  -----------   --------      ------     ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                         2,637,377    3,688,088      8,622        (138)       287,252     228,553
   Transfer on terminations                        (5,666,674)  (4,962,225)    (8,236)         --       (277,337)   (134,038)
   Transfer on policy loans                          (230,126)    (101,311)        --          --        (72,817)         --
   Net interfund transfers                         (2,558,582)  (3,723,507)   127,754       1,411        432,276     705,433
                                                  -----------  -----------   --------      ------     ----------  ----------
Net increase (decrease) in assets from principal
  transactions                                     (5,818,005)  (5,098,955)   128,140       1,273        369,374     799,948
                                                  -----------  -----------   --------      ------     ----------  ----------
Total increase (decrease) in assets                10,534,553      (33,899)   129,085       1,269        378,162     827,248

Assets, beginning of period                        45,351,144   45,385,043      1,269          --      2,544,365   1,717,117
                                                  -----------  -----------   --------      ------     ----------  ----------
Assets, end of period                             $55,885,697  $45,351,144   $130,354      $1,269     $2,922,527  $2,544,365
                                                  ===========  ===========   ========      ======     ==========  ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                 Sub-Account
                                                             --------------------------------------------------
                                                               Science & Technology      Science & Technology
                                                                  Trust Series 0            Trust Series 1
                                                             ------------------------  ------------------------
                                                             Year Ended   Year Ended    Year Ended   Year Ended
                                                             Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                             ---------- -------------- -----------  -----------
Income:
   Net Investment Income                                            --        --                --           --
   Realized gain (loss)                                         (2,032)       --         1,191,792    1,731,332
   Change in unrealized appreciation (depreciation) during
     the period                                                 60,444        --          (209,171)  (1,489,527)
                                                              --------       ---       -----------  -----------
Net increase (decrease) in assets from operations               58,412        --           982,621      241,805
                                                              --------       ---       -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                     48,078        --         2,204,585    2,517,672
   Transfer on terminations                                    (15,329)       (4)       (2,508,723)  (2,677,562)
   Transfer on policy loans                                     (9,669)       --          (219,342)     (49,455)
   Net interfund transfers                                     536,169         9        (2,167,118)  (1,589,574)
                                                              --------       ---       -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                                 559,249         5        (2,690,598)  (1,798,919)
                                                              --------       ---       -----------  -----------
Total increase (decrease) in assets                            617,661         5        (1,707,977)  (1,557,114)

Assets, beginning of period                                          5        --        19,883,950   21,441,064
                                                              --------       ---       -----------  -----------
Assets, end of period                                         $617,666       $ 5       $18,175,973  $19,883,950
                                                              ========       ===       ===========  ===========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(y) Terminated as an investment option and funds transferred to 500 Index Trust on May 2, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                                   Sub-Account
                                                             -------------------------------------------------------
                                                             Select Growth  Short-Term Bond     Small Cap Growth
                                                             Trust Series 1 Trust Series 0       Trust Series 0
                                                             -------------- --------------- ------------------------
                                                               Year Ended   Year Ended Dec. Year Ended   Year Ended
                                                             Dec. 31/05 (y)     31/06 #     Dec. 31/06 Dec. 31/05 xxx
                                                             -------------- --------------- ---------- --------------
Income:
   Net Investment Income                                              --        $   559           --          --
   Realized gain (loss)                                            9,652            379          538          --
   Change in unrealized appreciation (depreciation) during
     the period                                                  (27,199)           453        1,375          --
                                                               ---------        -------      -------        ----
Net increase (decrease) in assets from operations              $ (17,547)         1,391        1,913          --
                                                               ---------        -------      -------        ----
Changes from principal transactions:
   Transfer of net premiums                                        3,394          2,269       10,024          36
   Transfer on terminations                                      (19,358)        (2,828)      (1,895)        (18)
   Transfer on policy loans                                         (786)            --         (556)         --
   Net interfund transfers                                      (527,237)        33,095       27,583          11
                                                               ---------        -------      -------        ----
Net increase (decrease) in assets from principal
  transactions                                                  (543,987)        32,536       35,156          29
                                                               ---------        -------      -------        ----
Total increase (decrease) in assets                             (561,534)        33,927       37,069          29

Assets, beginning of period                                      561,534             --           29          --
                                                               ---------        -------      -------        ----
Assets, end of period                                                 --        $33,927      $37,098        $ 29
                                                               =========        =======      =======        ====

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                Sub-Account
                                                             ------------------------------------------------
                                                                  Small Cap Index          Small Cap Index
                                                                  Trust Series 0           Trust Series 1
                                                             ------------------------  ----------------------
                                                             Year Ended   Year Ended   Year Ended  Year Ended
                                                             Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05
                                                             ---------- -------------- ----------  ----------
Income:
   Net Investment Income                                      $  1,049          --     $  269,525  $  302,487
   Realized gain (loss)                                          1,867          (2)       291,057     547,747
   Change in unrealized appreciation (depreciation) during
     the period                                                 53,408        (161)       860,973    (591,894)
                                                              --------      ------     ----------  ----------
Net increase (decrease) in assets from operations               56,324        (163)     1,421,555     258,340
                                                              --------      ------     ----------  ----------
Changes from principal transactions:
   Transfer of net premiums                                     83,625         111        846,420     968,283
   Transfer on terminations                                    (27,513)        791       (850,250)   (581,354)
   Transfer on policy loans                                         --          --        (87,331)    (68,125)
   Net interfund transfers                                     606,572       8,357        482,817    (192,446)
                                                              --------      ------     ----------  ----------
Net increase (decrease) in assets from principal
  transactions                                                 662,684       9,259        391,656     126,358
                                                              --------      ------     ----------  ----------
Total increase (decrease) in assets                            719,008       9,096      1,813,211     384,698

Assets, beginning of period                                      9,096          --      8,000,791   7,616,093
                                                              --------      ------     ----------  ----------
Assets, end of period                                         $728,104      $9,096     $9,814,002  $8,000,791
                                                              ========      ======     ==========  ==========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                  Sub-Account
                                                  ---------------------------------------------------------------------------
                                                   Small Cap Opportunities  Small Cap Opportunities          Small Cap
                                                       Trust Series 0            Trust Series 1           Trust Series 0
                                                  ------------------------  -----------------------  ------------------------
                                                  Year Ended   Year Ended    Year Ended  Year Ended  Year Ended   Year Ended
                                                  Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06  Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx
                                                  ---------- -------------- -----------  ----------  ---------- --------------
Income:
   Net Investment Income                           $  2,185         --      $   322,040  $   39,994   $   335          --
   Realized gain (loss)                              (2,337)         2          272,497      50,708    (1,047)          1
   Change in unrealized appreciation
     (depreciation) during the period                 6,537          1          360,342     974,478     3,654          --
                                                   --------       ----      -----------  ----------   -------        ----
Net increase (decrease) in assets from operations     6,385          3          954,879   1,065,180     2,942           1
                                                   --------       ----      -----------  ----------   -------        ----
Changes from principal transactions:
   Transfer of net premiums                          78,306        138          919,780     642,197    15,191          --
   Transfer on terminations                         (13,239)       (49)        (655,763)   (525,209)   (4,600)         (5)
   Transfer on policy loans                              --         --           10,946        (382)       --          --
   Net interfund transfers                          232,591        111         (728,740)  4,650,745    67,131         330
                                                   --------       ----      -----------  ----------   -------        ----
Net increase (decrease) in assets from principal
  transactions                                      297,658        200         (453,777)  4,767,351    77,722         325
                                                   --------       ----      -----------  ----------   -------        ----
Total increase (decrease) in assets                 304,043        203          501,102   5,832,531    80,664         326

Assets, beginning of period                             203         --        9,691,801   3,859,270       326          --
                                                   --------       ----      -----------  ----------   -------        ----
Assets, end of period                              $304,246       $203      $10,192,903  $9,691,801   $80,990        $326
                                                   ========       ====      ===========  ==========   =======        ====

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                 Sub-Account
                                                             ---------------------------------------------------
                                                                  Small Cap Trust         Small Cap Value Trust
                                                                      Series 1                  Series 0
                                                             -------------------------  ------------------------
                                                             Year Ended    Year Ended   Year Ended   Year Ended
                                                             Dec. 31/06  Dec. 31/05 xxx Dec. 31/06 Dec. 31/05 xxx
                                                             ----------  -------------- ---------- --------------
Income:
   Net Investment Income                                     $   78,979           --     $ 17,268          --
   Realized gain (loss)                                         (60,654)      35,136       (1,869)         --
   Change in unrealized appreciation (depreciation) during
     the period                                                 (44,033)      38,807       16,508          --
                                                             ----------     --------     --------     -------
Net increase (decrease) in assets from operations               (25,708)      73,943       31,907          --
                                                             ----------     --------     --------     -------
Changes from principal transactions:
   Transfer of net premiums                                      26,634        2,929       52,003          10
   Transfer on terminations                                     (22,686)      (9,842)     (12,771)         (7)
   Transfer on policy loans                                          --           --           --          --
   Net interfund transfers                                      281,024      813,811      273,458      34,361
                                                             ----------     --------     --------     -------
Net increase (decrease) in assets from principal
  transactions                                                  284,972      806,898      312,690      34,364
                                                             ----------     --------     --------     -------
Total increase (decrease) in assets                             259,264      880,841      344,597      34,364

Assets, beginning of period                                     880,841           --       34,364          --
                                                             ----------     --------     --------     -------
Assets, end of period                                        $1,140,105     $880,841     $378,961     $34,364
                                                             ==========     ========     ========     =======

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(h) Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on May 2, 2005.

See accompanying notes.

                                                                                 Sub-Account
                                                     -------------------------------------------------------------------
                                                     Small Company Blend       Small Company           Small Company
                                                       Trust Series 1         Trust Series 0           Trust Series 1
                                                     ------------------- ------------------------  ---------------------
                                                         Year Ended      Year Ended   Year Ended   Year Ended  Year Ended
                                                       Dec. 31/05 (h)    Dec. 31/06 Dec. 31/05 xxx Dec. 31/06  Dec. 31/05
                                                     ------------------- ---------- -------------- ----------  ----------
Income:
   Net Investment Income                                          --       $   62          --      $  116,281   $  2,972
   Realized gain (loss)                                      570,894         (122)          1         (65,465)       774
   Change in unrealized appreciation (depreciation)
     during the period                                    (1,374,657)          48          --          88,888     16,106
                                                         -----------       ------        ----      ----------   --------
Net increase (decrease) in assets from operations        $  (803,763)         (12)          1         139,704     19,852
                                                         -----------       ------        ----      ----------   --------
Changes from principal transactions:
   Transfer of net premiums                                  182,112        1,716          99          66,313     45,120
   Transfer on terminations                                 (312,405)        (253)        (66)       (113,932)   (22,883)
   Transfer on policy loans                                    6,296           --          --              --         --
   Net interfund transfers                                (6,139,531)          14         412       1,574,454    434,822
                                                         -----------       ------        ----      ----------   --------
Net increase (decrease) in assets from principal
  transactions                                            (6,263,528)       1,477         445       1,526,835    457,059
                                                         -----------       ------        ----      ----------   --------
Total increase (decrease) in assets                       (7,067,291)       1,465         446       1,666,539    476,911

Assets, beginning of period                                7,067,291          446          --         545,155     68,244
                                                         -----------       ------        ----      ----------   --------
Assets, end of period                                             --       $1,911        $446      $2,211,694   $545,155
                                                         ===========       ======        ====      ==========   ========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                 Sub-Account
                                                             ---------------------------------------------------
                                                                Small Company Value        Small Company Value
                                                                   Trust Series 0            Trust Series 1
                                                             -------------------------  ------------------------
                                                             Year Ended    Year Ended    Year Ended   Year Ended
                                                             Dec. 31/06  Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                             ----------  -------------- -----------  -----------
Income:
   Net Investment Income                                     $   11,222          --     $ 3,546,102  $   372,926
   Realized gain (loss)                                         (14,065)         (1)      1,436,650      841,374
   Change in unrealized appreciation (depreciation) during
     the period                                                  84,913         (47)     (1,697,527)     193,528
                                                             ----------      ------     -----------  -----------
Net increase (decrease) in assets from operations                82,070         (48)      3,285,225    1,407,828
                                                             ----------      ------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                     150,992         141       2,003,986    1,801,956
   Transfer on terminations                                     (54,865)        (42)     (1,620,945)  (2,248,034)
   Transfer on policy loans                                      (4,640)         --        (135,962)     (46,771)
   Net interfund transfers                                    1,213,762       2,125        (830,500)     273,954
                                                             ----------      ------     -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                                1,305,249       2,224        (583,421)    (218,895)
                                                             ----------      ------     -----------  -----------
Total increase (decrease) in assets                           1,387,319       2,176       2,701,804    1,188,933

Assets, beginning of period                                       2,176          --      21,820,203   20,631,270
                                                             ----------      ------     -----------  -----------
Assets, end of period                                        $1,389,495      $2,176     $24,522,007  $21,820,203
                                                             ==========      ======     ===========  ===========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(d) Terminated as an investment option and funds transferred to Mid Cap Index Trust on May 2, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                                Sub-Account
                                                             -------------------------------------------------
                                                             Small Mid-Cap Growth Small Mid-Cap  Special Value
                                                                Trust Series 1    Trust Series 1 Trust Series 0
                                                             -------------------- -------------- --------------
                                                                  Year Ended        Year Ended     Year Ended
                                                                Dec. 31/05 (d)    Dec. 31/05 (d)  Dec. 31/06 #
                                                             -------------------- -------------- --------------
Income:
   Net Investment Income                                                 --         $  12,520            --
   Realized gain (loss)                                              38,933            (9,650)          113
   Change in unrealized appreciation (depreciation) during
     the period                                                     (54,008)          (33,688)        1,283
                                                                  ---------         ---------       -------
Net increase (decrease) in assets from operations                 $ (15,075)        $ (30,818)        1,396
                                                                  ---------         ---------       -------
Changes from principal transactions:
   Transfer of net premiums                                           2,003             2,546         1,236
   Transfer on terminations                                          (6,969)           (9,342)       (1,046)
   Transfer on policy loans                                            (348)               --        (1,582)
   Net interfund transfers                                         (223,213)         (338,937)       34,132
                                                                  ---------         ---------       -------
Net increase (decrease) in assets from principal
  transactions                                                     (228,527)         (345,733)       32,740
                                                                  ---------         ---------       -------
Total increase (decrease) in assets                                (243,602)         (376,551)       34,136

Assets, beginning of period                                         243,602           376,551            --
                                                                  ---------         ---------       -------
Assets, end of period                                                    --                --       $34,136
                                                                  =========         =========       =======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                          Sub-Account
                                                             -------------------------------------
                                                                  Special Value      Strategic Bond
                                                                 Trust Series 1      Trust Series 0
                                                             ----------------------  --------------
                                                             Year Ended  Year Ended    Year Ended
                                                             Dec. 31/06  Dec. 31/05   Dec. 31/06 #
                                                             ----------  ----------  --------------
Income:
   Net Investment Income                                     $   44,958  $    4,928     $   411
   Realized gain (loss)                                         285,712      63,938        (298)
   Change in unrealized appreciation (depreciation) during
     the period                                                (251,463)      9,050       3,302
                                                             ----------  ----------     -------
Net increase (decrease) in assets from operations                79,207      77,916       3,415
                                                             ----------  ----------     -------
Changes from principal transactions:
   Transfer of net premiums                                     114,717     164,874      26,949
   Transfer on terminations                                    (180,681)   (111,192)     (4,104)
   Transfer on policy loans                                         233      (2,008)     (3,075)
   Net interfund transfers                                     (886,964)     32,609      73,313
                                                             ----------  ----------     -------
Net increase (decrease) in assets from principal
  transactions                                                 (952,695)     84,283      93,083
                                                             ----------  ----------     -------
Total increase (decrease) in assets                            (873,488)    162,199      96,498

Assets, beginning of period                                   1,362,368   1,200,169          --
                                                             ----------  ----------     -------
Assets, end of period                                        $  488,880  $1,362,368     $96,498
                                                             ==========  ==========     =======

--------
#   Fund available in prior year but no activity.
(e) Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                              -------------------------------------------------------------------
                                                   Strategic Bond       Strategic Growth     Strategic Income
                                                   Trust Series 1        Trust Series 1       Trust Series 0
                                              ------------------------  ---------------- ------------------------
                                               Year Ended   Year Ended  Year Ended Dec.  Year Ended   Year Ended
                                               Dec. 31/06   Dec. 31/05     31/05 (e)     Dec. 31/06 Dec. 31/05 xxx
                                              -----------  -----------  ---------------- ---------- --------------
Income:
   Net Investment Income                      $   699,660  $   277,757    $    49,495     $ 2,373       $  211
   Realized gain (loss)                           118,586      117,868        344,970         139           --
   Change in unrealized appreciation
     (depreciation) during the period             (68,951)    (126,071)      (596,951)       (835)        (200)
                                              -----------  -----------    -----------     -------       ------
Net increase (decrease) in assets from
  operations                                      749,295      269,554    $  (202,486)      1,677           11
                                              -----------  -----------    -----------     -------       ------
Changes from principal transactions:
   Transfer of net premiums                       914,527      863,320        116,352      12,368           --
   Transfer on terminations                    (1,171,988)    (892,961)       (77,587)     (2,788)          (3)
   Transfer on policy loans                        (4,832)     (65,859)            14          --           --
   Net interfund transfers                        977,767      147,864     (3,413,768)     60,475        5,284
                                              -----------  -----------    -----------     -------       ------
Net increase (decrease) in assets from
  principal transactions                          715,474       52,364     (3,374,989)     70,055        5,281
                                              -----------  -----------    -----------     -------       ------
Total increase (decrease) in assets             1,464,769      321,918     (3,577,475)     71,732        5,292
Assets, beginning of period                    10,322,942   10,001,024      3,577,475       5,292           --
                                              -----------  -----------    -----------     -------       ------
Assets, end of period                         $11,787,711  $10,322,942             --     $77,024       $5,292
                                              ===========  ===========    ===========     =======       ======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                               Sub-Account
                                                             ----------------------------------------------
                                                               Strategic Income     Strategic Opportunities
                                                                Trust Series 1          Trust Series 0
                                                             --------------------  ------------------------
                                                             Year Ended Year Ended Year Ended   Year Ended
                                                             Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05 xxx
                                                             ---------- ---------- ---------- --------------
Income:
   Net Investment Income                                      $ 24,772   $ 10,117   $      4         --
   Realized gain (loss)                                            (20)     1,253        439         --
   Change in unrealized appreciation (depreciation) during
     the period                                                 (2,718)    (6,828)    27,534          1
                                                              --------   --------   --------       ----
Net increase (decrease) in assets from operations               22,034      4,542     27,977          1
                                                              --------   --------   --------       ----
Changes from principal transactions:
   Transfer of net premiums                                    136,435     11,028     23,849         42
   Transfer on terminations                                    (61,816)    13,046     (9,229)       (14)
   Transfer on policy loans                                         --         --     (1,555)        --
   Net interfund transfers                                     431,894    176,494    345,934         21
                                                              --------   --------   --------       ----
Net increase (decrease) in assets from principal
  transactions                                                 506,513    200,568    358,999         49
                                                              --------   --------   --------       ----
Total increase (decrease) in assets                            528,547    205,110    386,976         50

Assets, beginning of period                                    256,383     51,273         50         --
                                                              --------   --------   --------       ----
Assets, end of period                                         $784,930   $256,383   $387,026       $ 50
                                                              ========   ========   ========       ====

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
# m Terminated as an investment option and funds transferred to Large Cap Value
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.
    (m) Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

See accompanying notes.

                                                                          Sub-Account
                                              -------------------------------------------------------------------
                                               Strategic Opportunities  Strategic Value      Strategic Value
                                                   Trust Series 1       Trust Series 0        Trust Series 1
                                              ------------------------  --------------- -------------------------
                                               Year Ended   Year Ended    Year Ended      Year Ended   Year Ended
                                               Dec. 31/06   Dec. 31/05  Dec. 31/06 # m  Dec. 31/06 (m) Dec. 31/05
                                              -----------  -----------  --------------- -------------- ----------
Income:
   Net Investment Income                      $     2,807  $   100,498      $ 3,151      $   423,198   $  144,058
   Realized gain (loss)                        (1,997,979)  (2,598,704)      (2,506)        (249,018)      12,429
   Change in unrealized appreciation
     (depreciation) during the period           4,709,582    4,662,303           --           (8,428)    (158,255)
                                              -----------  -----------      -------      -----------   ----------
Net increase (decrease) in assets from
  operations                                    2,714,410    2,164,097          645          165,752       (1,768)
                                              -----------  -----------      -------      -----------   ----------
Changes from principal transactions:
   Transfer of net premiums                     1,722,710    1,860,231          965          166,783      177,997
   Transfer on terminations                    (3,493,303)  (2,719,818)      (4,230)        (160,937)     (90,847)
   Transfer on policy loans                       (19,651)     (41,474)          --            1,317       (2,167)
   Net interfund transfers                     (1,446,347)  (1,423,843)       2,620       (1,741,794)      52,986
                                              -----------  -----------      -------      -----------   ----------
Net increase (decrease) in assets from
  principal transactions                       (3,236,591)  (2,324,904)        (645)      (1,734,631)     137,969
                                              -----------  -----------      -------      -----------   ----------
Total increase (decrease) in assets              (522,181)    (160,807)          --       (1,568,879)     136,201

Assets, beginning of period                    23,960,368   24,121,175           --        1,568,879    1,432,678
                                              -----------  -----------      -------      -----------   ----------
Assets, end of period                         $23,438,187  $23,960,368           --               --   $1,568,879
                                              ===========  ===========      =======      ===========   ==========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                 Sub-Account
                                                             ----------------------------------------------------
                                                                    Total Return              Total Return
                                                                   Trust Series 0            Trust Series 1
                                                             -------------------------- -------------------------
                                                             Year Ended    Year Ended    Year Ended   Year Ended
                                                             Dec. 31/06  Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                             ----------  -------------- -----------  -----------
Income:
   Net Investment Income                                     $    1,828          --     $   706,894  $   896,173
   Realized gain (loss)                                           1,677          (2)          3,751       33,207
   Change in unrealized appreciation (depreciation) during
     the period                                                  28,773         (10)         42,260     (467,973)
                                                             ----------      ------     -----------  -----------
Net increase (decrease) in assets from operations                32,278         (12)        752,905      461,407
                                                             ----------      ------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                      53,917           2       2,029,832    1,753,195
   Transfer on terminations                                     (38,843)       (267)     (1,844,656)  (1,273,857)
   Transfer on policy loans                                          --          --        (183,263)     (51,798)
   Net interfund transfers                                    1,234,850       2,551       1,035,667    1,295,447
                                                             ----------      ------     -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                                1,249,924       2,286       1,037,580    1,722,987
                                                             ----------      ------     -----------  -----------
Total increase (decrease) in assets                           1,282,202       2,274       1,790,485    2,184,394

Assets, beginning of period                                       2,274          --      20,493,352   18,308,958
                                                             ----------      ------     -----------  -----------
Assets, end of period                                        $1,284,476      $2,274     $22,283,837  $20,493,352
                                                             ==========      ======     ===========  ===========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                                     Sub-Account
                                                     ---------------------------------------------------------------------------
                                                     Total Stock Market Index  Total Stock Market Index    Turner Core Growth
                                                          Trust Series 0            Trust Series 1                Trust
                                                     ------------------------  ------------------------ ------------------------
                                                     Year Ended   Year Ended          Year Ended         Year Ended   Year Ended
                                                     Dec. 31/06 Dec. 31/05 xxx        Dec. 31/06         Dec. 31/05  Dec. 31/06 #
                                                     ---------- -------------- ------------------------ -----------  ------------
Income:
   Net Investment Income                              $    313          --            $   90,146        $    63,347    $   580
   Realized gain (loss)                                 (1,164)         --               267,656            167,288         97
   Change in unrealized appreciation (depreciation)
     during the period                                  44,093         (94)              564,574            121,128       (159)
                                                      --------      ------            ----------        -----------    -------
Net increase (decrease) in assets from operations       43,242         (94)              922,376            351,763        518
                                                      --------      ------            ----------        -----------    -------
Changes from principal transactions:
   Transfer of net premiums                             29,439          --               599,811            515,105      6,224
   Transfer on terminations                            (43,995)         33              (640,058)        (1,116,052)    (2,263)
   Transfer on policy loans                                 --          --                  (323)           (65,728)        --
   Net interfund transfers                             511,725       6,097               216,723            576,329      9,078
                                                      --------      ------            ----------        -----------    -------
Net increase (decrease) in assets from principal
  transactions                                         497,169       6,130               176,153            (90,346)    13,039
                                                      --------      ------            ----------        -----------    -------
Total increase (decrease) in assets                    540,411       6,036             1,098,529            261,417     13,557

Assets, beginning of period                              6,036          --             6,023,552          5,762,135         --
                                                      --------      ------            ----------        -----------    -------
Assets, end of period                                 $546,447      $6,036            $7,122,081        $ 6,023,552    $13,557
                                                      ========      ======            ==========        ===========    =======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                   Sub-Account
                                              ----------------------------------------------------
                                               U.S. Core Trust Series 0   U.S. Core Trust Series 1
                                              --------------------------  ------------------------
                                               Year Ended    Year Ended    Year Ended   Year Ended
                                              Dec. 31/06 ~ Dec. 31/05 xxx Dec. 31/06 ~  Dec. 31/05
                                              ------------ -------------- ------------ -----------
Income:
   Net Investment Income                        $ 18,962           --     $ 5,533,390  $ 1,608,032
   Realized gain (loss)                           (3,435)          (1)     (2,971,182)  (1,863,002)
   Change in unrealized appreciation
     (depreciation) during the period             (2,525)         (88)      1,187,810    1,074,607
                                                --------       ------     -----------  -----------
Net increase (decrease) in assets from
  operations                                      13,002          (89)      3,750,018      819,637
                                                --------       ------     -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                       25,514            8       3,129,445    3,464,362
   Transfer on terminations                      (17,542)         (34)     (5,572,018)  (6,872,307)
   Transfer on policy loans                           --           --         141,079      (78,135)
   Net interfund transfers                       180,993        6,266      (3,151,876)  (1,203,445)
                                                --------       ------     -----------  -----------
Net increase (decrease) in assets from
  principal transactions                         188,965        6,240      (5,453,370)  (4,689,525)
                                                --------       ------     -----------  -----------
Total increase (decrease) in assets              201,967        6,151      (1,703,352)  (3,869,888)

Assets, beginning of period                        6,151           --      44,970,116   48,840,004
                                                --------       ------     -----------  -----------
Assets, end of period                           $208,118       $6,151     $43,266,764  $44,970,116
                                                ========       ======     ===========  ===========

--------
~   Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.
xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
#   Fund available in prior year but no activity.

See accompanying notes.

                                                                               Sub-Account
                                              ------------------------------------------------------------------------------
                                              U.S. Global Leaders Growth U.S. Global Leaders Growth U.S. Government Securities
                                                   Trust Series 0             Trust Series 1              Trust Series 0
                                              ------------------------   -------------------------  --------------------------
                                              Year Ended    Year Ended    Year Ended   Year Ended           Year Ended
                                              Dec. 31/06  Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05          Dec. 31/06 #
                                              ----------  -------------- -----------   ----------   --------------------------
Income:
   Net Investment Income                       $    21         $ 10      $    15,709   $   50,508            $   170
   Realized gain (loss)                            (64)          --          102,215        9,097                353
   Change in unrealized appreciation
     (depreciation) during the period            1,211          (25)         (64,660)     167,423              1,115
                                               -------         ----      -----------   ----------            -------
Net increase (decrease) in assets from
  operations                                     1,168          (15)          53,264      227,028              1,638
                                               -------         ----      -----------   ----------            -------
Changes from principal transactions:
   Transfer of net premiums                      8,006            2          245,169      191,232             13,749
   Transfer on terminations                      1,170           (8)        (127,042)    (109,681)            (7,383)
   Transfer on policy loans                         --           --             (979)          86                 --
   Net interfund transfers                      32,357          551       (1,006,041)   2,298,164             34,684
                                               -------         ----      -----------   ----------            -------
Net increase (decrease) in assets from
  principal transactions                        41,533          545         (888,893)   2,379,801             41,050
                                               -------         ----      -----------   ----------            -------
Total increase (decrease) in assets             42,701          530         (835,629)   2,606,829             42,688
Assets, beginning of period                        530           --        2,729,838      123,009                 --
                                               -------         ----      -----------   ----------            -------
Assets, end of period                          $43,231         $530      $ 1,894,209   $2,729,838            $42,688
                                               =======         ====      ===========   ==========            =======

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                 Sub-Account
                                                             --------------------------------------------------
                                                             U.S. Government Securities   U.S. High Yield Bond
                                                                  Trust Series 1             Trust Series 0
                                                             ------------------------   ------------------------
                                                              Year Ended    Year Ended  Year Ended   Year Ended
                                                              Dec. 31/06    Dec. 31/05  Dec. 31/06 Dec. 31/05 xxx
                                                             -----------   -----------  ---------- --------------
Income:
   Net Investment Income                                     $   605,971   $   520,877   $    72         --
   Realized gain (loss)                                          (77,748)       (2,952)      503         --
   Change in unrealized appreciation (depreciation) during
     the period                                                   (2,993)     (302,186)    1,374         --
                                                             -----------   -----------   -------        ---
Net increase (decrease) in assets from operations                525,230       215,739     1,949         --
                                                             -----------   -----------   -------        ---
Changes from principal transactions:
   Transfer of net premiums                                    1,320,020     1,444,085     7,796         --
   Transfer on terminations                                   (1,391,563)   (1,996,279)   (7,926)        (5)
   Transfer on policy loans                                     (108,129)      (57,812)       --         --
   Net interfund transfers                                      (470,069)   (2,089,257)   42,179          8
                                                             -----------   -----------   -------        ---
Net increase (decrease) in assets from principal
  transactions                                                  (649,741)   (2,699,263)   42,049          3
                                                             -----------   -----------   -------        ---
Total increase (decrease) in assets                             (124,511)   (2,483,524)   43,998          3

Assets, beginning of period                                   12,555,989    15,039,513         3         --
                                                             -----------   -----------   -------        ---
Assets, end of period                                        $12,431,478   $12,555,989   $44,001        $ 3
                                                             ===========   ===========   =======        ===

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                   Sub-Account
                                                  ----------------------------------------------------------------------------
                                                    U.S. High Yield Bond         U.S. Large Cap            U.S. Large Cap
                                                       Trust Series 1            Trust Series 0            Trust Series 1
                                                  ------------------------  ------------------------  ------------------------
                                                  Year Ended   Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                  Dec. 31/06 Dec. 31/05 xxx Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05
                                                  ---------- -------------- ---------- -------------- -----------  -----------
Income:
   Net Investment Income                           $    466          --      $     25         --      $   295,058  $   222,758
   Realized gain (loss)                              36,586          --         1,227         --        1,281,208    1,618,749
   Change in unrealized appreciation
     (depreciation) during the period                39,542          28        11,046         --        3,731,789    1,053,949
                                                   --------      ------      --------       ----      -----------  -----------
Net increase (decrease) in assets from operations    76,594          28        12,298         --        5,308,055    2,895,456
                                                   --------      ------      --------       ----      -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                          26,229       4,773        17,831         42        3,569,623    4,047,334
   Transfer on terminations                         (25,767)        (31)       (7,742)       (12)      (6,569,426)  (6,667,227)
   Transfer on policy loans                              --          --        (9,849)        --          (70,558)    (175,483)
   Net interfund transfers                          818,863          52       246,296         14       (2,380,583)  (1,030,851)
                                                   --------      ------      --------       ----      -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                      819,325       4,794       246,536         44       (5,450,944)  (3,826,227)
                                                   --------      ------      --------       ----      -----------  -----------
Total increase (decrease) in assets                 895,919       4,822       258,834         44         (142,889)    (930,771)

Assets, beginning of period                           4,822          --            44         --       52,609,938   53,540,709
                                                   --------      ------      --------       ----      -----------  -----------
Assets, end of period                              $900,741      $4,822      $258,878       $ 44      $52,467,049  $52,609,938
                                                   ========      ======      ========       ====      ===========  ===========

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                Sub-Account
                                                             -------------------------------------------------
                                                             Utilities Trust Series 0  Utilities Trust Series 1
                                                             ------------------------  -----------------------
                                                             Year Ended   Year Ended   Year Ended   Year Ended
                                                             Dec. 31/06 Dec. 31/05 xxx Dec. 31/06   Dec. 31/05
                                                             ---------- -------------- ----------  -----------
Income:
   Net Investment Income                                      $    662         --      $  515,711  $   238,331
   Realized gain (loss)                                          1,954         --          80,071      785,762
   Change in unrealized appreciation (depreciation) during
     the period                                                 34,914         --       1,328,655     (462,523)
                                                              --------       ----      ----------  -----------
Net increase (decrease) in assets from operations               37,530         --       1,924,437      561,570
                                                              --------       ----      ----------  -----------
Changes from principal transactions:
   Transfer of net premiums                                     21,396          8         480,798      503,421
   Transfer on terminations                                    (13,861)        (4)       (426,448)    (211,390)
   Transfer on policy loans                                         --         --          (4,231)      (2,519)
   Net interfund transfers                                     253,071        543       4,584,235   (1,008,395)
                                                              --------       ----      ----------  -----------
Net increase (decrease) in assets from principal
  transactions                                                 260,606        547       4,634,354     (718,883)
                                                              --------       ----      ----------  -----------
Total increase (decrease) in assets                            298,136        547       6,558,791     (157,313)
Assets, beginning of period                                        547         --       3,114,125    3,271,438
                                                              --------       ----      ----------  -----------
Assets, end of period                                         $298,683       $547      $9,672,916  $ 3,114,125
                                                              ========       ====      ==========  ===========

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                           Sub-Account
                                       ----------------------------------------------------------------------------------
                                         Value Trust Series 0      Value Trust Series 1                 Total
                                       ------------------------  ------------------------  ------------------------------
                                       Year Ended   Year Ended    Year Ended   Year Ended    Year Ended      Year Ended
                                       Dec. 31/06 Dec. 31/05 xxx  Dec. 31/06   Dec. 31/05    Dec. 31/06      Dec. 31/05
                                       ---------- -------------- -----------  -----------  --------------  --------------
Income:
   Net Investment Income                $  2,492         --      $ 2,995,559  $   116,560  $   84,429,017  $   35,031,263
   Realized gain (loss)                     (355)        --        1,248,841      453,840      36,644,250      18,057,276
   Change in unrealized appreciation
     (depreciation) during the period     21,115         (4)        (176,442)   1,679,064      40,384,230      23,599,899
                                        --------       ----      -----------  -----------  --------------  --------------
Net increase (decrease) in assets from
  operations                              23,252         (4)       4,067,958    2,249,464     161,457,497      76,688,438
                                        --------       ----      -----------  -----------  --------------  --------------
Changes from principal transactions:
   Transfer of net premiums               38,092         10        1,257,867    1,356,941     208,809,569     146,367,720
   Transfer on terminations              (38,483)        (8)      (2,483,842)  (2,435,659)   (119,708,697)   (128,432,128)
   Transfer on policy loans                 (212)        --         (136,116)     (41,701)     (4,443,020)     (4,144,811)
   Net interfund transfers               239,341        529        1,223,808     (172,671)     (2,138,269)     (3,275,899)
                                        --------       ----      -----------  -----------  --------------  --------------
Net increase (decrease) in assets from
  principal transactions                 238,738        531         (138,283)  (1,293,090)     82,519,583      10,514,882
                                        --------       ----      -----------  -----------  --------------  --------------
Total increase (decrease) in assets      261,990        527        3,929,675      956,374     243,977,080      87,203,320

Assets, beginning of period                  527         --       19,767,664   18,811,290   1,203,886,149   1,116,682,829
                                        --------       ----      -----------  -----------  --------------  --------------
Assets, end of period                   $262,517       $527      $23,697,339  $19,767,664  $1,447,863,229  $1,203,886,149
                                        ========       ====      ===========  ===========  ==============  ==============

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has eighty-one active investment sub-accounts that invest in shares of a particular John Hancock Trust (the "Trust") portfolio and six sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life Insurance Company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life Insurance Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series I shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust's Portfolio. Series I and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

         Previous Name                        New Name              Effective Date
-------------------------------- ---------------------------------- --------------
     Growth & Income Trust                U.S. Core Trust            May 1, 2006
    Growth & Income Trust II           Growth & Income Trust         May 1, 2006
International Equity Index Fund  International Equity Index Trust A  May 2, 2005
   International Stock Trust          International Core Trust       May 1, 2006
Lifestyle Aggressive 1000 Trust      Lifestyle Aggressive Trust      May 1, 2006
  Lifestyle Balanced 640 Trust        Lifestyle Balanced Trust       May 1, 2006
Lifestyle Conservative 280 Trust    Lifestyle Conservative Trust     May 1, 2006
   Lifestyle Growth 820 Trust          Lifestyle Growth Trust        May 1, 2006
  Lifestyle Moderate 460 Trust        Lifestyle Moderate Trust       May 1, 2006

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account fund as follows:

                    Terminated           Funds Transferred To
              ---------------------- ----------------------------
              Large Cap Growth Trust   Capital Appreciation Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                      Terminated         Funds Transferred To
                 --------------------- -----------------------
                  Mid Cap Core Trust      Mid Cap Index Trust
                 Strategic Value Trust   Large Cap Value Trust

Effective May 2, 2005, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

                Terminated                     Funds Transferred To
     --------------------------------- ------------------------------------
          Aggressive Growth Trust              Mid Cap Stock Trust
             Core Value Trust                    500 Index Trust
          Diversified Bond Trust                Active Bond Trust
            Equity Index Trust                  500 Index Trust B
        Global Equity Select Trust       International Equity Index Trust A
           High Grade Bond Trust          Investment Quality Bond Trust
     International Equity Select Trust   International Equity Index Trust A
              Overseas Trust                International Value Trust
            Select Growth Trust                  500 Index Trust
         Small Company Blend Trust        Small Cap Opportunities Trust
            Small-Mid Cap Trust                Mid Cap Index Trust
        Small-Mid Cap Growth Trust             Mid Cap Index Trust
          Strategic Growth Trust         U.S. Global Leaders Growth Trust

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life Insurance Company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position, taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, a charge for mortality and expense risks, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-accounts:
   500 Index Trust B Series 0                           $ 6,124,130 $12,733,728
   500 Index Trust Series 1                               7,104,839  12,760,880
   Active Bond Trust Series 0                               202,022      26,660
   Active Bond Trust Series 1                             1,230,539   1,915,393
   All Asset Portfolio Series 0                              34,243       5,270
   All Asset Portfolio Series 1                             593,520     206,907
   All Cap Core Trust Series 0                              160,721       8,085
   All Cap Core Trust Series 1                            3,055,826   4,651,216
   All Cap Growth Trust Series 0                            208,123      26,548
   All Cap Growth Trust Series 1                          1,452,110   2,357,081
   All Cap Value Trust Series 0                             207,143      45,494
   All Cap Value Trust Series 1                           1,472,550     633,659
   American Blue Chip Income and Growth Trust Series 1    2,273,547     302,220
   American Bond Trust Series 1                           1,077,745      49,957
   American Growth Trust Series 1                        12,081,517   1,846,217
   American Growth-Income Trust Series 1                  3,518,425     970,009
   American International Trust Series 1                  9,573,790   4,597,533
   Blue Chip Growth Trust Series 0                          545,537     110,411
   Blue Chip Growth Trust Series 1                        1,895,211   6,337,139
   Bond Index Trust B Series 0                              165,507       8,486
   Brandes International Equity Trust                        28,499      13,635
   Business Opportunity Value Trust                          30,736       9,503
   Capital Appreciation Trust Series 0                      649,762      93,709
   Capital Appreciation Trust Series 1                   22,515,145   5,829,916
   Classic Value Trust Series 0                             474,414      27,414
   Classic Value Trust Series 1                           6,344,520   2,661,768
   Core Bond Trust Series 0                                  18,888       2,045
   Core Bond Trust Series 1                                  79,128      10,325
   Core Equity Trust Series 0                                86,607       8,796
   Core Equity Trust Series 1                               624,857     301,414
   CSI Equity Trust                                         416,195      14,211
   Dynamic Growth Trust Series 0                             58,432       3,982
   Dynamic Growth Trust Series 1                          1,015,324   3,728,968
   Emerging Growth Trust Series 0                           166,567      15,274
   Emerging Growth Trust Series 1                         1,095,755     819,746
   Emerging Small Company Trust Series 0                    356,224      41,362
   Emerging Small Company Trust Series 1                  4,620,545   7,059,973

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-accounts:
   Equity-Income Trust Series 0                         $ 1,274,516 $    95,279
   Equity-Income Trust Series 1                           8,978,950   8,174,271
   Financial Services Trust Series 0                        268,528      13,394
   Financial Services Trust Series 1                      3,581,486   2,307,652
   Frontier Capital Appreciation Trust                       11,492         875
   Fundamental Value Trust Series 0                       1,440,147     107,959
   Fundamental Value Trust Series 1                       2,737,562   2,263,541
   Global Allocation Trust Series 0                         124,444      10,998
   Global Allocation Trust Series 1                       3,360,666     446,869
   Global Bond Trust Series 0                               365,171      22,895
   Global Bond Trust Series 1                             2,484,031   2,893,943
   Global Trust Series 0                                    258,681      49,833
   Global Trust Series 1                                  2,412,838   2,065,739
   Growth & Income Trust Series 0                         1,170,878     150,772
   Health Sciences Trust Series 0                           748,979     145,180
   Health Sciences Trust Series 1                         2,946,082   4,277,148
   High Yield Trust Series 0                                237,235      28,276
   High Yield Trust Series 1                             11,510,559  11,877,459
   Income & Value Trust Series 0                             32,788       1,539
   Income & Value Trust Series 1                          1,904,512   3,760,562
   International Core Trust Series 0                        660,384      44,048
   International Core Trust Series 1                      4,960,690   6,980,558
   International Equity Index Trust A Series 1            3,443,420   1,931,017
   International Equity Index Trust B Series 0              718,431      65,703
   International Opportunities Trust Series 0               318,578      35,783
   International Opportunities Trust Series 1             5,218,282   2,015,812
   International Small Cap Trust Series 0                   396,030     124,549
   International Small Cap Trust Series 1                 6,647,522   9,924,720
   International Value Trust Series 0                     1,084,260     119,224
   International Value Trust Series 1                    13,554,273   8,391,219
   Investment Quality Bond Trust Series 0                   117,272       7,981
   Investment Quality Bond Trust Series 1                 2,940,619   2,877,237
   Large Cap Growth Trust Series 0                           34,764      35,275
   Large Cap Growth Trust Series 1                          640,466  20,490,020
   Large Cap Trust Series 0                                 189,350       7,851
   Large Cap Trust Series 1                               2,113,611   1,655,550
   Large Cap Value Trust Series 0                           661,500     143,736
   Large Cap Value Trust Series 1                         5,348,870   3,706,912
   Lifestyle Aggressive Trust Series 0                   10,160,843   1,557,429
   Lifestyle Aggressive Trust Series 1                   11,856,268   3,098,394
   Lifestyle Balanced Trust Series 0                     15,537,083   2,152,469
   Lifestyle Balanced Trust Series 1                     17,800,447   4,982,237
   Lifestyle Conservative Trust Series 0                  1,380,347      65,311

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-accounts:
   Lifestyle Conservative Trust Series 1                $ 1,028,771 $   688,738
   Lifestyle Growth Trust Series 0                       38,471,592   4,940,181
   Lifestyle Growth Trust Series 1                       30,073,786   7,137,279
   Lifestyle Moderate Trust Series 0                      2,113,132     616,317
   Lifestyle Moderate Trust Series 1                      5,131,752   1,676,794
   Managed Trust Series 0                                   681,781      25,037
   Mid Cap Core Trust Series 0                              307,128     275,280
   Mid Cap Core Trust Series 1                            3,264,490   4,033,463
   Mid Cap Index Trust Series 0                             756,768      80,870
   Mid Cap Index Trust Series 1                           4,773,318   2,175,158
   Mid Cap Stock Trust Series 0                           1,119,655      92,254
   Mid Cap Stock Trust Series 1                           3,329,737   5,387,123
   Mid Cap Value Trust Series 0                             681,735     130,202
   Mid Cap Value Trust Series 1                           5,840,564   2,488,311
   Mid Value Trust Series 0                                  99,742      17,191
   Money Market Trust B Series 0                         48,194,221  35,015,808
   Money Market Trust Series 1                           50,606,162  50,131,563
   Natural Resources Trust Series 0                       1,042,251     218,628
   Natural Resources Trust Series 1                       7,733,029   5,031,257
   Overseas Equity Trust Series 0                           328,289      96,696
   Pacific Rim Trust Series 0                               701,678     103,612
   Pacific Rim Trust Series 1                             5,045,438   6,286,083
   Quantitative All Cap Trust Series 0                       23,500       1,051
   Quantitative All Cap Trust Series 1                      426,989     246,411
   Quantitative Mid Cap Trust Series 0                      201,274      59,400
   Quantitative Mid Cap Trust Series 1                    1,830,332     405,839
   Quantitative Value Trust Series 0                         35,395         453
   Quantitative Value Trust Series 1                        442,853     489,002
   Real Estate Securities Trust Series 0                  1,489,357     154,137
   Real Estate Securities Trust Series 1                 17,797,479  13,949,766
   Real Return Bond Trust Series 0                          136,254       7,919
   Real Return Bond Trust Series 1                        1,164,088     680,611
   Science & Technology Trust Series 0                      651,817      92,568
   Science & Technology Trust Series 1                    1,351,588   4,042,186
   Short-Term Bond Trust Series 0                            48,337      15,242
   Small Cap Growth Trust Series 0                           75,371      40,215
   Small Cap Index Trust Series 0                           777,806     114,073
   Small Cap Index Trust Series 1                         1,595,838     934,656
   Small Cap Opportunities Trust Series 0                   337,267      37,424
   Small Cap Opportunities Trust Series 1                 1,583,169   1,714,906
   Small Cap Trust Series 0                                  88,146      10,091
   Small Cap Trust Series 1                               1,161,648     797,697
   Small Cap Value Trust Series 0                           381,131      51,172

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

                                                       Purchases      Sales
                                                      ------------ ------------
Sub-accounts:
   Small Company Trust Series 0                       $      2,539 $      1,001
   Small Company Trust Series 1                          3,179,092    1,535,976
   Small Company Value Trust Series 0                    1,452,635      136,164
   Small Company Value Trust Series 1                    6,541,460    3,578,779
   Special Value Trust Series 0                             34,997        2,257
   Special Value Trust Series 1                            220,062    1,127,798
   Strategic Bond Trust Series 0                           102,113        8,619
   Strategic Bond Trust Series 1                         2,642,407    1,227,272
   Strategic Income Trust Series 0                         124,985       52,557
   Strategic Income Trust Series 1                         584,494       53,209
   Strategic Opportunities Trust Series 0                  393,737       34,734
   Strategic Opportunities Trust Series 1                  758,599    3,992,382
   Strategic Value Trust Series 0                           16,932       14,426
   Strategic Value Trust Series 1                          709,557    2,020,990
   Total Return Trust Series 0                           1,419,721      167,969
   Total Return Trust Series 1                           3,672,324    1,927,850
   Total Stock Market Index Trust Series 0                 777,498      280,017
   Total Stock Market Index Trust Series 1               1,053,958      787,657
   Turner Core Growth Trust                                 17,360        3,740
   U.S. Core Trust Series 0                                240,630       32,703
   U.S. Core Trust Series 1                              6,796,005    6,715,984
   U.S. Global Leaders Growth Trust Series 0                43,571        2,018
   U.S. Global Leaders Growth Trust Series 1               432,497    1,305,681
   U.S. Government Securities Trust Series 0                62,424       21,203
   U.S. Government Securities Trust Series 1             1,558,081    1,601,851
   U.S. High Yield Bond Trust Series 0                      54,274       12,154
   U.S. High Yield Bond Trust Series 1                   4,265,104    3,445,313
   U.S. Large Cap Trust Series 0                           305,950       59,389
   U.S. Large Cap Trust Series 1                         1,344,620    6,500,506
   Utilities Trust Series 0                                287,951       26,684
   Utilities Trust Series 1                              7,979,841    2,829,776
   Value Trust Series 0                                    292,667       51,438
   Value Trust Series 1                                  7,840,248    4,982,972
                                                      ------------ ------------
                                                      $541,324,489 $374,375,886
                                                      ============ ============

5. Transactions with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

6. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the Contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                   Sub-Account
                                  ------------------------------------
                                            500 Index Trust B Series 0
                                  ------------------------------------
                                       Year Ended              Year Ended
                                       Dec. 31/06            Dec. 31/05 xxx
                                  ----------            --------------
Units, beginning of period         3,985,641                        --
Units issued                         274,420                 4,349,389
Units redeemed                      (882,471)                 (363,748)
                                  ----------            --------------
Units, end of period               3,377,590                 3,985,641
                                  ==========            ==============
Unit value, end of period $         15.76 to
                                       25.20            13.63 to 21.81
Assets, end of period $           54,754,038                54,369,746
Investment income ratio*                1.14%                     0.00%
Total return, lowest to highest**      13.10% to 15.57%           2.90% to 9.07%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                    Sub-Account
                            ----------------------------------------------------------
                                              500 Index Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   3,760,865   3,558,971   2,723,784   1,830,318   1,363,591
Units issued                   558,512     638,838   1,039,943   1,354,207     939,940
Units redeemed              (1,080,943)   (436,944)   (204,756)   (460,741)   (473,213)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         3,238,434   3,760,865   3,558,971   2,723,784   1,830,318
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      13.02       11.30       10.83        9.82        7.67
Assets, end of period $     42,156,390  42,477,407  38,544,765  26,754,612  14,045,123
Investment income ratio*          0.94%       1.50%       0.88%       0.82%       0.00%
Total return**                   15.27%       4.29%      10.26%      28.00%     (22.53)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                         Sub-Account
                                  --------------------------
                                  Active Bond Trust Series 0
                                  --------------------------
                                          Year Ended
                                         Dec. 31/06 #
                                  --------------------------
Units, beginning of period                      --
Units issued                                 4,810
Units redeemed                                (638)
                                           -------
Units, end of period                         4,172
                                           =======
Unit value, end of period $                  43.05
Assets, end of period $                    179,570
Investment income ratio*                      0.52%
Total return, lowest to highest**             4.44% to 5.10%

--------
#   Fund available in prior year but no activity.

                                                Sub-Account
                                        --------------------------
                                        Active Bond Trust Series 1
                                        --------------------------
                                         Year Ended    Year Ended
                                          Dec. 31/06 Dec. 31/05 xxx
                                        ------------ --------------
            Units, beginning of period      906,616            --
            Units issued                     72,511     1,281,945
            Units redeemed                 (150,261)     (375,329)
                                         ----------    ----------
            Units, end of period            828,866       906,616
                                         ----------    ----------
            Unit value, end of period $       13.26         12.70
            Assets, end of period $      10,990,886    11,513,291
            Investment income ratio*           2.77%         0.00%
            Total return**                     4.42%         1.59%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                             Sub-Account
                                    ----------------------------
                                    All Asset Portfolio Series 0
                                    ----------------------------
                                      Year Ended     Year Ended
                                      Dec. 31/06   Dec. 31/05 xxx
                                    -------------  --------------
Units, beginning of period                    135         --
Units issued                                3,145        135
Units redeemed                               (499)        --
                                    -------------      -----
Units, end of period                        2,781        135
                                    =============      =====
Unit value, end of period $                 10.97      10.51
Assets, end of period $                    30,493      1,420
Investment income ratio*                     7.25%     12.18%
Total return, lowest to highest**   3.40% to 5.33%      1.92%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                        Sub-Account
                            -----------------------------------
                                All Asset Portfolio Series 1
                            -----------------------------------
                            Year Ended Year Ended  Period Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 ###
                            ---------- ---------- --------------
Units, beginning of period     57,862     6,742           --
Units issued                   35,431    61,430        6,847
Units redeemed                (13,803)  (10,310)        (105)
                            ---------   -------       ------
Units, end of period           79,490    57,862        6,742
                            =========   =======       ======
Unit value, end of period $     15.48     14.83        14.00
Assets, end of period $     1,230,463   858,236       94,388
Investment income ratio*         5.55%     4.96%        6.59%
Total return**                   4.36%     5.95%       12.00%
--------
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                    ---------------------------
                                    All Cap Core Trust Series 0
                                    ---------------------------
                                            Year Ended
                                           Dec. 31/06 #
                                    ---------------------------
Units, beginning of period                             --
Units issued                                       12,575
Units redeemed                                       (682)
                                          ---------------
Units, end of period                               11,893
                                          ===============
Unit value, end of period $                         12.98
Assets, end of period $                           154,432
Investment income ratio*                             0.13%
Total return, lowest to highest**         10.72% to 14.77%
--------
#   Fund available in prior year but no activity.

                                                    Sub-Account
                            ----------------------------------------------------------
                                            All Cap Core Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     828,823     983,111   1,000,982     975,021   1,000,241
Units issued                   149,820      35,817      98,257     176,770     254,656
Units redeemed                (235,231)   (190,105)   (116,128)   (150,809)   (279,876)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period           743,412     828,823     983,111   1,000,982     975,021
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      20.85       18.17       16.66       14.32       10.88
Assets, end of period $     15,496,358  15,056,619  16,373,327  14,330,968  10,611,901
Investment income ratio*          0.68%       0.79%       0.43%       0.00%       0.00%
Total return**                   14.75%       9.08%      16.33%      31.55%     (25.23)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                             Sub-Account
                                    -----------------------------
                                    All Cap Growth Trust Series 0
                                    -----------------------------
                                             Year Ended
                                            Dec. 31/06 #
                                    -----------------------------
Units, beginning of period                             --
Units issued                                       17,562
Units redeemed                                     (2,271)
                                            -------------
Units, end of period                               15,291
                                            =============
Unit value, end of period $                         12.42
Assets, end of period $                           189,900
Investment income ratio*                             0.00%
Total return, lowest to highest**           2.94% to 6.63%
--------
#   Fund available in prior year but no activity.

                                                    Sub-Account
                            ----------------------------------------------------------
                                           All Cap Growth Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     746,548     813,617     892,043     829,943     890,563
Units issued                    64,128      46,378      63,325     202,308     207,809
Units redeemed                (104,418)   (113,447)   (141,751)   (140,208)   (268,429)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period           706,258     746,548     813,617     892,043     829,943
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      23.29       21.85       20.05       18.82       14.57
Assets, end of period $     16,449,878  16,315,444  16,314,369  16,791,502  12,088,231
Investment income ratio*          0.00%       0.00%       0.00%       0.00%       0.00%
Total return**                    6.58%       8.98%       6.52%      29.23%     (24.41)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                    ----------------------------
                                    All Cap Value Trust Series 0
                                    ----------------------------
                                             Year Ended
                                            Dec. 31/06 #
                                    ----------------------------
Units, beginning of period                             --
Units issued                                       17,209
Units redeemed                                     (3,716)
                                           --------------
Units, end of period                               13,493
                                           ==============
Unit value, end of period $                         12.64
Assets, end of period $                           170,565
Investment income ratio*                             0.01%
Total return, lowest to highest**          6.65% to 13.82%
--------
#   Fund available in prior year but no activity.

                                                 Sub-Account
                            ----------------------------------------------------
                                         All Cap Value Trust Series 1
                            ----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period    190,173    348,168    285,504     82,277    33,810
Units issued                   47,919     59,250    336,402    300,362   130,547
Units redeemed                (38,031)  (217,245)  (273,738)   (97,135)  (82,080)
                            ---------  ---------  ---------  ---------   -------
Units, end of period          200,061    190,173    348,168    285,504    82,277
                            =========  =========  =========  =========   =======
Unit value, end of period $     17.55      15.44      14.60      12.59      9.10
Assets, end of period $     3,511,855  2,935,720  5,084,421  3,595,544   748,895
Investment income ratio*         0.90%      0.56%      0.40%      0.05%     0.00%
Total return**                  13.71%      5.71%     15.96%     38.36%   (27.83%)

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                      Sub-Account
                                  --------------------------------------------------
                                  American Blue Chip Income and Growth Trust Series 1
                                  --------------------------------------------------
                                     Year Ended    Year Ended Year Ended Period Ended
                                     Dec. 31/06    Dec. 31/05 Dec. 31/04 Dec. 31/03 +
                                  ---------------  ---------- ---------- ------------
Units, beginning of period                244,289    179,279     75,766          --
Units issued                              132,663     80,849    110,409      76,675
Units redeemed                            (18,852)   (15,839)    (6,896)       (909)
                                  ---------------  ---------  ---------   ---------
Units, end of period                      358,100    244,289    179,279      75,766
                                  ===============  =========  =========   =========
Unit value, end of period $        12.99 to 19.40      16.58      15.53       14.21
Assets, end of period $                 6,749,187  4,051,366  2,784,837   1,076,622
Investment income ratio*                     0.50%      0.27%      0.00%       0.00%
Total return, lowest to highest** 13.18% to 16.99%      6.76%      9.32%      13.68%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                            Sub-Account
                                    --------------------------
                                    American Bond Trust Series 1
                                    --------------------------
                                      Year Ended     Year Ended
                                      Dec. 31/06    Dec. 31/05 ^
                                    -------------   ------------
Units, beginning of period                  3,980          --
Units issued                               87,757       3,996
Units redeemed                             (4,236)        (16)
                                    -------------      ------
Units, end of period                       87,501       3,980
                                    =============      ======
Unit value, end of period $ 10.78        10.11 to
  to 13.47                                  12.64
Assets, end of period $                 1,123,885      50,313
Investment income ratio*                     0.00%       0.00%
Total return, lowest to highest**   5.39% to 6.57%       1.13%
--------
^ Reflects the period from commencement of operations on October 31, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                        Sub-Account
                                  ------------------------------------------------------
                                              American Growth Trust Series 1
                                  ------------------------------------------------------
                                    Year Ended    Year Ended Dec. Year Ended Period Ended
                                    Dec. 31/06         31/05      Dec. 31/04 Dec. 31/03 +
                                  --------------  --------------- ---------- ------------
Units, beginning of period             1,143,247         545,616    137,745          --
Units issued                             700,598         673,912    427,410     141,286
Units redeemed                          (104,966)        (76,281)   (19,539)     (3,541)
                                  --------------  --------------  ---------   ---------
Units, end of period                   1,738,879       1,143,247    545,616     137,745
                                  ==============  ==============  =========   =========
Unit value, end of period $       13.15 to 19.79  11.97 to 18.02      15.57       13.89
Assets, end of period $               33,139,292      20,601,851  8,493,287   1,912,823
Investment income ratio*                    0.29%           0.00%      0.00%       0.00%
Total return, lowest to highest**  5.98% to 9.80% 8.06% to 15.79%     12.10%      11.09%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                        Sub-Account
                                  -------------------------------------------------------
                                           American Growth-Income Trust Series 1
                                  -------------------------------------------------------
                                     Year Ended      Year Ended    Year Ended Period Ended
                                     Dec. 31/06      Dec. 31/05    Dec. 31/04 Dec. 31/03 +
                                  ---------------  --------------  ---------- ------------
Units, beginning of period                521,355         449,119     82,521          --
Units issued                              216,940         149,136    380,820      82,865
Units redeemed                            (58,485)        (76,900)   (14,222)       (344)
                                  ---------------  --------------  ---------   ---------
Units, end of period                      679,810         521,355    449,119      82,521
                                  ===============  ==============  =========   =========
Unit value, end of period $        12.61 to 18.83  10.99 to 16.40      15.56       14.15
Assets, end of period $                12,406,440       8,548,154  6,986,508   1,167,422
Investment income ratio*                     1.04%           0.45%      0.27%       0.00%
Total return, lowest to highest** 11.61% to 14.80%  2.77% to 5.44%      9.96%      13.18%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                         Sub-Account
                                  ---------------------------------------------------------
                                            American International Trust Series 1
                                  ---------------------------------------------------------
                                     Year Ended       Year Ended     Year Ended Period Ended
                                     Dec. 31/06       Dec. 31/05     Dec. 31/04 Dec. 31/03 +
                                  ---------------  ----------------  ---------- ------------
Units, beginning of period                691,580           464,968    162,566           --
Units issued                              465,773           275,981    508,234    1,310,329
Units redeemed                           (203,356)          (49,369)  (205,832)  (1,147,763)
                                  ---------------  ----------------  ---------   ----------
Units, end of period                      953,997           691,580    464,968      162,566
                                  ===============  ================  =========   ==========
Unit value, end of period $        14.72 to 25.91    12.41 to 21.86      18.05        15.19
Assets, end of period $                22,969,248        15,109,849  8,393,946    2,468,646
Investment income ratio*                     0.86%             0.64%      0.48%        0.00%
Total return, lowest to highest** 10.32% to 18.54% 12.31% to $21.07%     18.88%       21.48%

--------
+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                              Sub-Account
                                    -------------------------------
                                    Blue Chip Growth Trust Series 0
                                    -------------------------------
                                      Year Ended       Year Ended
                                      Dec. 31/06      Dec. 31/05 xxx
                                    --------------  ----------------
Units, beginning of period                      29          --
Units issued                                 9,536          29
Units redeemed                              (1,923)         --
                                    --------------       -----
Units, end of period                         7,642          29
                                    ==============       =====
Unit value, end of period $                  61.21       55.85
Assets, end of period $                    467,688       1,594
Investment income ratio*                      0.03%       0.00%
Total return, lowest to highest**   7.94% to 10.44%       4.67%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                          Blue Chip Growth Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   1,703,650   1,815,010   1,870,417   1,921,586   1,766,660
Units issued                    77,248     152,090     179,087     255,924     435,842
Units redeemed                (267,323)   (263,450)   (234,494)   (307,093)   (280,916)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         1,513,575   1,703,650   1,815,010   1,870,417   1,921,586
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      25.24       23.03       21.81       20.01       15.49
Assets, end of period $     38,206,324  39,243,002  39,592,296  37,420,129  29,762,395
Investment income ratio*          0.20%       0.40%       0.11%       0.04%       0.00%
Total return**                    9.59%       5.60%       9.03%      29.17%    (24.26)%

                                           Sub-Account
                                  ----------------------------
                                   Bond Index Trust B Series 0
                                  ----------------------------
                                    Year Ended     Year Ended
                                    Dec. 31/06   Dec. 31/05 xxx
                                  -------------  --------------
Units, beginning of period                   --         --
Units issued                             10,718          1
Units redeemed                             (544)        (1)
                                  -------------      -----
Units, end of period                     10,174         --
                                  =============      =====
Unit value, end of period $               15.89      15.27
Assets, end of period $                 161,697          6
Investment income ratio*                   0.12%      0.00%
Total return, lowest to highest** 4.07% to 4.95%      0.39%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                               Sub-Account
                                    ----------------------------------
                                    Brandes International Equity Trust
                                    ----------------------------------
                                                Year Ended
                                               Dec. 31/06 #
                                    ----------------------------------
Units, beginning of period                                --
Units issued                                             892
Units redeemed                                          (454)
                                             ---------------
Units, end of period                                     438
                                             ===============
Unit value, end of period $                            34.41
Assets, end of period $                               15,086
Investment income ratio*                                3.65%
Total return, lowest to highest**            14.79% to 26.78%
--------
#   Fund available in prior year but no activity.

                                              Sub-Account
                                    --------------------------------
                                    Business Opportunity Value Trust
                                    --------------------------------
                                               Year Ended
                                              Dec. 31/06 #
                                    --------------------------------
Units, beginning of period                               --
Units issued                                          2,108
Units redeemed                                         (682)
                                            ---------------
Units, end of period                                  1,426
                                            ===============
Unit value, end of period $                           15.32
Assets, end of period $                              21,842
Investment income ratio*                               1.63%
Total return, lowest to highest**           11.94% to 13.89%
--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                              Sub-Account
                                    ----------------------------------
                                    Capital Appreciation Trust Series 0
                                    ----------------------------------
                                       Year Ended       Year Ended
                                      Dec. 31/06       Dec. 31/05 xxx
                                     -------------   ----------------
Units, beginning of period                     53            --
Units issued                               52,244            53
Units redeemed                             (8,073)           --
                                     -------------        -----
Units, end of period                       44,224            53
                                     =============        =====
Unit value, end of period $                 12.43         12.15
Assets, end of period $                   549,868           640
Investment income ratio*                     0.00%         0.00%
Total return, lowest to highest**   0.97% to 7.46%         8.44%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                  Sub-Account
                            -----------------------------------------------------
                                      Capital Appreciation Trust Series 1
                            -----------------------------------------------------
                            Year Ended  Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06  Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ----------  ---------- ---------- ---------- ----------
Units, beginning of period     427,964    215,907    137,603     74,887    27,016
Units issued                 1,757,436    387,465    104,968     93,279    71,060
Units redeemed                (471,871)  (175,408)   (26,664)   (30,563)  (23,189)
                            ----------  ---------  ---------  ---------   -------
Units, end of period         1,713,529    427,964    215,907    137,603    74,887
                            ==========  =========  =========  =========   =======
Unit value, end of period $      12.71      12.43      10.90       9.97      7.70
Assets, end of period $     21,773,547  5,317,782  2,353,509  1,371,982   576,722
Investment income ratio*          0.00%      0.00%      0.00%      0.00%     0.00%
Total return**                    2.26%     13.99%      9.33%     29.47%   (30.61)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------
                                   Classic Value Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                    155         --
Units issued                               37,458        160
Units redeemed                             (2,280)        (5)
                                  ---------------      -----
Units, end of period                       35,333        155
                                  ===============      =====
Unit value, end of period $                 13.09      11.27
Assets, end of period $                   462,509      1,747
Investment income ratio*                     2.65%      3.70%
Total return, lowest to highest** 13.46% to 16.14%      4.11%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                         Sub-Account
                            ------------------------------------
                                Classic Value Trust Series 1
                            ------------------------------------
                            Year Ended  Year Ended  Period Ended
                            Dec. 31/06  Dec. 31/05 Dec. 31/04 ###
                            ----------  ---------- --------------
Units, beginning of period     367,626     14,835          --
Units issued                   376,498    461,900      18,133
Units redeemed                (154,021)  (109,109)     (3,298)
                            ----------  ---------     -------
Units, end of period           590,103    367,626      14,835
                            ==========  =========     =======
Unit value, end of period $      17.67      15.22       13.91
Assets, end of period $     10,424,108  5,596,604     206,397
Investment income ratio*          1.06%      2.63%       0.68%
Total return**                   16.04%      9.42%      11.31%
--------
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                          Sub-Account
                                    ------------------------
                                    Core Bond Trust Series 0
                                    ------------------------
                                           Year Ended
                                          Dec. 31/06 #
                                    ------------------------
Units, beginning of period                          --
Units issued                                     1,819
Units redeemed                                    (200)
                                         -------------
Units, end of period                             1,619
                                         =============
Unit value, end of period $                      10.48
Assets, end of period $                         16,975
Investment income ratio*                          2.71%
Total return, lowest to highest**        3.76% to 4.71%
--------
#   Fund available in prior year but no activity.

                                           Sub-Account
                                    ------------------------
                                    Core Bond Trust Series 1
                                    ------------------------
                                    Year Ended   Year Ended
                                    Dec. 31/06 Dec. 31/05 xxx
                                    ---------- --------------
Units, beginning of period             1,342           --
Units issued                           6,046        1,360
Units redeemed                          (792)         (18)
                                      ------       ------
Units, end of period                   6,596        1,342
                                      ======       ======
Unit value, end of period $            13.11        12.63
Assets, end of period $               86,467       16,947
Investment income ratio*                3.31%        0.00%
Total return**                          3.79%        1.04%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                    --------------------------
                                    Core Equity Trust Series 0
                                    --------------------------
                                            Year Ended
                                           Dec. 31/06 #
                                    --------------------------
Units, beginning of period                            --
Units issued                                       7,761
Units redeemed                                      (791)
                                          --------------
Units, end of period                               6,970
                                          ==============
Unit value, end of period $                        12.31
Assets, end of period $                           85,817
Investment income ratio*                            0.00%
Total return, lowest to highest**         6.73% to 12.62%
--------
#   Fund available in prior year but no activity.

                                                Sub-Account
                                    -----------------------------------
                                         Core Equity Trust Series 1
                                    -----------------------------------
                                    Year Ended Year Ended  Period Ended
                                    Dec. 31/06 Dec. 31/05 Dec. 31/04 ###
                                    ---------- ---------- --------------
Units, beginning of period             60,991     4,828           --
Units issued                           37,117    57,288        4,889
Units redeemed                        (20,436)   (1,125)         (61)
                                    ---------   -------       ------
Units, end of period                   77,672    60,991        4,828
                                    =========   =======       ======
Unit value, end of period $             16.08     15.07        14.23
Assets, end of period $             1,249,336   919,134       68,707
Investment income ratio*                 0.00%     0.00%        0.00%
Total return**                           6.73%     5.90%       13.84%
--------
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                      Sub-Account
                                    ----------------
                                    CSI Equity Trust
                                    ----------------
                                       Year Ended
                                      Dec. 31/06 #
                                    ----------------
Units, beginning of period                       --
Units issued                                 26,545
Units redeemed                                 (892)
                                    ---------------
Units, end of period                         25,653
                                    ===============
Unit value, end of period $                   17.02
Assets, end of period $                     436,518
Investment income ratio*                       1.71%
Total return, lowest to highest**   16.88% to 17.90%
--------
#   Fund available in prior year but no activity.

                                             Sub-Account
                                    -----------------------------
                                      Dynamic Growth Trust Series 0
                                    -----------------------------
                                      Year Ended       Year Ended
                                      Dec. 31/06     Dec. 31/05 xxx
                                    --------------   --------------
Units, beginning of period                       2          --
Units issued                                 4,735           2
Units redeemed                                (324)         --
                                    --------------       -----
Units, end of period                         4,413           2
                                    ==============       =====
Unit value, end of period $                  12.96       11.70
Assets, end of period $                     57,198          19
Investment income ratio*                      0.00%       0.00%
Total return, lowest to highest**   3.07% to 10.83%       4.01%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                          Sub-Account
                                    -----------------------------------------------------
                                                 Dynamic Growth Trust Series 1
                                    -----------------------------------------------------
                                    Year Ended Year Ended Year Ended Year Ended Year Ended
                                    Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                                    ---------- ---------- ---------- ---------- ----------
Units, beginning of period          1,392,191  1,148,353  1,137,436    465,959    414,500
Units issued                          177,716    511,560    138,220  1,016,653    158,309
Units redeemed                       (662,011)  (267,722)  (127,303)  (345,176)  (106,850)
                                    ---------  ---------  ---------  ---------  ---------
Units, end of period                  907,896  1,392,191  1,148,353  1,137,436    465,959
                                    =========  =========  =========  =========  =========
Unit value, end of period $              6.05       5.45       4.85       4.41       3.42
Assets, end of period $             5,493,471  7,587,284  5,568,057  5,013,740  1,591,827
Investment income ratio*                 0.00%      0.00%      0.00%      0.00%      0.00%
Total return**                          11.02%     12.40%     10.01%     29.04%    (28.36)%

                                             Sub-Account
                                    ------------------------------
                                    Emerging Growth Trust Series 0
                                    ------------------------------
                                              Year Ended
                                             Dec. 31/06 #
                                    ------------------------------
Units, beginning of period                              --
Units issued                                        12,581
Units redeemed                                      (1,183)
                                            --------------
Units, end of period                                11,398
                                            ==============
Unit value, end of period $                          13.34
Assets, end of period $                            152,055
Investment income ratio*                              0.00%
Total return, lowest to highest**           2.01% to 11.59%
--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                             Sub-Account
                            ---------------------------------------------
                                    Emerging Growth Trust Series 1
                            ---------------------------------------------
                            Year Ended Year Ended Year Ended Period Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                            ---------- ---------- ---------- -------------
Units, beginning of period     72,642     35,131    14,999           --
Units issued                   29,567     73,530    26,543       17,815
Units redeemed                (40,894)   (36,019)   (6,411)      (2,816)
                            ---------  ---------   -------      -------
Units, end of period           61,315     72,642    35,131       14,999
                            =========  =========   =======      =======
Unit value, end of period $     21.00      18.82     17.48        16.35
Assets, end of period $     1,287,823  1,367,168   614,154      245,303
Investment income ratio*         0.00%      0.00%     0.00%        0.00%
Total return**                  11.59%      7.65%     6.90%       30.84%

--------
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                            Sub-Account
                                    ------------------------------------
                                    Emerging Small Company Trust Series 0
                                    ------------------------------------
                                                          Year Ended
                                       Year Ended             Dec.
                                        Dec. 31/06        31/05 xxx
                                      ---------------     ----------
Units, beginning of period                      176            --
Units issued                                 30,808           176
Units redeemed                               (3,597)           --
                                      ---------------       -----
Units, end of period                         27,387           176
                                      ===============       =====
Unit value, end of period $                   11.87         11.59
Assets, end of period $                     325,215         2,044
Investment income ratio*                       0.00%         0.00%
Total return, lowest to highest**   (5.35)% to 2.44%         4.14%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                       Emerging Small Company Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     833,633     934,063   1,067,807   1,164,612   1,260,898
Units issued                    27,379      23,031      35,210      75,601      79,736
Units redeemed               (105,875)   (123,461)   (168,954)   (172,406)    (176,022)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period           755,137     833,633     934,063   1,067,807   1,164,612
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      66.12       64.56       61.46       55.11       39.44
Assets, end of period $     49,927,098  53,821,139  57,409,523  58,849,795  45,935,275
Investment income ratio*          0.00%       0.00%       0.00%       0.00%       0.00%
Total return**                    2.41%       5.04%      11.52%      39.73%    (29.20)%

                                              Sub-Account
                                    ------------------------------
                                     Equity-Income Trust Series 0
                                    ------------------------------
                                       Year Ended      Year Ended
                                       Dec. 31/06    Dec. 31/05 xxx
                                    ---------------  --------------
Units, beginning of period                    1,467          --
Units issued                                 46,313       1,469
Units redeemed                               (3,494)         (2)
                                    ---------------      ------
Units, end of period                         44,286       1,467
                                    ===============      ======
Unit value, end of period $                   29.30       24.61
Assets, end of period $                   1,297,432      36,113
Investment income ratio*                       0.68%       0.00%
Total return, lowest to highest**   14.00% to 19.05%       1.57%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                           Equity-Income Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   2,132,819   2,412,742   2,332,214   2,036,266   1,655,611
Units issued                   178,419     246,902     284,993     492,879     569,731
Units redeemed               (307,596)   (526,825)   (204,465)   (196,931)    (189,076)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         2,003,642   2,132,819   2,412,742   2,332,214   2,036,266
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      29.45       24.74       23.81       20.74       16.52
Assets, end of period $     59,007,712  52,773,756  57,447,214  48,366,495  33,629,032
Investment income ratio*          1.51%       1.27%       1.24%       1.40%       1.28%
Total return**                   19.02%       3.92%      14.81%      25.57%    (13.28)%

                                                   Sub-Account
                                         --------------------------------
                                         Financial Services Trust Series 0
                                         --------------------------------
                                            Year Ended       Year Ended
                                            Dec. 31/06     Dec. 31/05 xxx
                                         ---------------   --------------
Units, beginning of period                            21          --
Units issued                                      13,168          23
Units redeemed                                      (619)         (2)
                                         ---------------       -----
Units, end of period                              12,570          21
                                         ===============       =====
Unit value, end of period $                        22.83       18.53
Assets, end of period $                          286,925         385
Investment income ratio*                            0.01%       0.00%
Total return, lowest to highest**        19.86% to 23.16%       8.43%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                 Sub-Account
                            -----------------------------------------------------
                                      Financial Services Trust Series 1
                            -----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period    186,864    163,128    118,024     60,661    27,008
Units issued                  205,741     64,532     60,023     75,287    51,032
Units redeemed              (132,402)   (40,796)   (14,919)   (17,924)   (17,379)
                            ---------  ---------  ---------  ---------   -------
Units, end of period          260,203    186,864    163,128    118,024    60,661
                            =========  =========  =========  =========   =======
Unit value, end of period $     19.04      15.46      14.09      12.76      9.55
Assets, end of period $     4,953,510  2,889,405  2,297,778  1,506,136   579,506
Investment income ratio*         0.28%      0.38%      0.34%      0.17%     0.00%
Total return**                  23.11%      9.78%     10.38%     33.58%  (17.88)%

                                                Sub-Account
                                    -----------------------------------
                                    Frontier Capital Appreciation Trust
                                    -----------------------------------
                                                Year Ended
                                               Dec. 31/06 #
                                    -----------------------------------
Units, beginning of period                                --
Units issued                                             271
Units redeemed                                           (22)
                                              --------------
Units, end of period                                     249
                                              ==============
Unit value, end of period $                            40.75
Assets, end of period $                               10,122
Investment income ratio*                                0.00%
Total return, lowest to highest**             6.09% to 16.35%
--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                              Sub-Account
                                    ------------------------------
                                    Fundamental Value Trust Series 0
                                    ------------------------------
                                       Year Ended       Year Ended
                                       Dec. 31/06     Dec. 31/05 xxx
                                    ---------------   --------------
Units, beginning of period                      141          --
Units issued                                124,158         141
Units redeemed                               (8,965)         --
                                    ---------------       -----
Units, end of period                        115,334         141
                                    ===============       =====
Unit value, end of period $                   12.68       11.07
Assets, end of period $                   1,462,722       1,557
Investment income ratio*                       0.07%       0.00%
Total return, lowest to highest**   12.76% to 14.55%       5.45%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                            -------------------------------------------------------
                                        Fundamental Value Trust Series 1
                            -------------------------------------------------------
                            Year Ended  Year Ended  Year Ended Year Ended Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ----------  ----------  ---------- ---------- ----------
Units, beginning of period     849,648     695,383    590,460    423,266    174,799
Units issued                   133,558     220,265    491,439    201,632    287,654
Units redeemed                (139,993)    (66,000)  (386,516)   (34,438)   (39,187)
                            ----------  ----------  ---------  ---------  ---------
Units, end of period           843,213     849,648    695,383    590,460    423,266
                            ==========  ==========  =========  =========  =========
Unit value, end of period $      17.78       15.53      14.27      12.76       9.83
Assets, end of period $     14,994,270  13,193,852  9,921,146  7,535,099  4,160,248
Investment income ratio*          0.78%       0.41%      0.54%      0.24%      0.08%
Total return**                   14.51%       8.85%     11.80%     29.83%    (16.20)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                             Sub-Account
                                    -------------------------------
                                    Global Allocation Trust Series 0
                                    -------------------------------
                                      Year Ended       Year Ended
                                      Dec. 31/06     Dec. 31/05 xxx
                                    --------------   --------------
Units, beginning of period                      71          --
Units issued                                10,770         101
Units redeemed                                (958)        (30)
                                    --------------       -----
Units, end of period                         9,883          71
                                    ==============       =====
Unit value, end of period $                  12.31       10.84
Assets, end of period $                    121,671         771
Investment income ratio*                      0.24%       0.00%
Total return, lowest to highest**   9.71% to 13.58%       3.65%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                 Sub-Account
                            ----------------------------------------------------
                                       Global Allocation Trust Series 1
                            ----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period    152,291    132,952     89,002    64,406     43,247
Units issued                  261,551     39,049     53,031    30,291     38,477
Units redeemed                (34,813)   (19,710)    (9,081)   (5,695)   (17,318)
                            ---------  ---------  ---------   -------    -------
Units, end of period          379,029    152,291    132,952    89,002     64,406
                            =========  =========  =========   =======    =======
Unit value, end of period $     13.83      12.18      11.47     10.18       8.05
Assets, end of period $     5,240,771  1,855,210  1,525,012   905,583    518,345
Investment income ratio*         1.08%      0.98%      0.93%     0.40%      0.00%
Total return**                  13.50%      6.20%     12.73%    26.43%    (23.21)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                             Sub-Account
                                    ---------------------------
                                     Global Bond Trust Series 0
                                    ---------------------------
                                      Year Ended     Year Ended
                                      Dec. 31/06   Dec. 31/05 xxx
                                    -------------  --------------
Units, beginning of period                     89         --
Units issued                               18,077         89
Units redeemed                             (1,125)        --
                                    -------------      -----
Units, end of period                       17,041         89
                                    =============      =====
Unit value, end of period $                 20.41      19.39
Assets, end of period $                   347,795      1,721
Investment income ratio*                     0.00%      0.00%
Total return, lowest to highest**   1.63% to 5.64%     (2.91)%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                  Sub-Account
                            ------------------------------------------------------
                                          Global Bond Trust Series 1
                            ------------------------------------------------------
                            Year Ended Year Ended  Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ----------  ---------- ---------- ----------
Units, beginning of period    322,524    286,806     236,589    157,748     93,604
Units issued                  120,068     98,791     107,553    133,285    162,720
Units redeemed               (145,083)   (63,073)    (57,336)   (54,444)   (98,576)
                            ---------  ---------   ---------  ---------  ---------
Units, end of period          297,509    322,524     286,806    236,589    157,748
                            =========  =========   =========  =========  =========
Unit value, end of period $     20.39      19.37       20.73      18.80      16.29
Assets, end of period $     6,067,380  6,248,309   5,945,240  4,448,611  2,570,429
Investment income ratio*         0.00%      4.56%       3.61%      3.32%      0.00%
Total return**                   5.27%     (6.54)%     10.24%     15.39%     20.12%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------
                                       Global Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                    521         --
Units issued                               20,726        521
Units redeemed                             (4,075)        --
                                  ---------------      -----
Units, end of period                       17,172        521
                                  ===============      =====
Unit value, end of period $                 13.57      11.27
Assets, end of period $                   233,002      5,867
Investment income ratio*                     0.33%      0.00%
Total return, lowest to highest** 12.88% to 20.42%      4.59%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                    Sub-Account
                            ---------------------------------------------------------
                                               Global Trust Series 1
                            ---------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     608,573     643,035     666,250     683,601    670,651
Units issued                   100,069      31,573      81,135     868,398  1,000,266
Units redeemed                 (92,187)    (66,035)   (104,350)   (885,749)  (987,316)
                            ----------  ----------  ----------  ----------  ---------
Units, end of period           616,455     608,573     643,035     666,250    683,601
                            ==========  ==========  ==========  ==========  =========
Unit value, end of period $      25.19       20.93       18.90       16.47      12.93
Assets, end of period $     15,525,583  12,738,420  12,156,585  10,976,035  8,835,687
Investment income ratio*          1.27%       1.25%       1.69%       0.90%      1.33%
Total return**                   20.32%      10.72%      14.75%      27.46%    (19.11)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                              Sub-Account
                                    ------------------------------
                                    Growth & Income Trust Series 0
                                    ------------------------------
                                       Year Ended      Year Ended
                                      Dec. 31/06 x   Dec. 31/05 xxx
                                    ---------------  --------------
Units, beginning of period                      538          --
Units issued                                 15,640         538
Units redeemed                               (2,046)         --
                                    ---------------      ------
Units, end of period                         14,132         538
                                    ===============      ======
Unit value, end of period $                   78.98       70.07
Assets, end of period $                   1,116,178      37,698
Investment income ratio*                       0.14%       0.00%
Total return, lowest to highest**   10.92% to 12.72%       4.78%
--------
x Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                    -----------------------------
                                    Health Sciences Trust Series 0
                                    -----------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06    Dec. 31/05 xxx
                                    --------------  --------------
Units, beginning of period                      19         --
Units issued                                54,129         20
Units redeemed                             (10,605)        (1)
                                    --------------      -----
Units, end of period                        43,543         19
                                    ==============      =====
Unit value, end of period $                  14.66      13.52
Assets, end of period $                    638,287        256
Investment income ratio*                      0.00%      0.00%
Total return, lowest to highest**   4.52% to 13.10%      9.75%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                  Sub-Account
                            -----------------------------------------------------
                                        Health Sciences Trust Series 1
                            -----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period    414,571    289,642    208,392    122,493     75,141
Units issued                  132,428    188,126    173,743    243,917     77,772
Units redeemed               (237,621)   (63,197)   (92,493)  (158,018)   (30,420)
                            ---------  ---------  ---------  ---------  ---------
Units, end of period          309,378    414,571    289,642    208,392    122,493
                            =========  =========  =========  =========  =========
Unit value, end of period $     18.89      17.43      15.48      13.42       9.85
Assets, end of period $     5,844,448  7,226,506  4,482,118  2,796,636  1,206,815
Investment income ratio*         0.00%      0.00%      0.00%      0.00%      0.00%
Total return**                   8.37%     12.64%     15.31%     36.22%    (27.24)%

                                             Sub-Account
                                    -----------------------------
                                      High Yield Trust Series 0
                                    -----------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06    Dec. 31/05 xxx
                                    --------------  --------------
Units, beginning of period                     232         --
Units issued                                19,407        240
Units redeemed                              (2,362)        (8)
                                    --------------      -----
Units, end of period                        17,277        232
                                    ==============      =====
Unit value, end of period $                  12.82      11.61
Assets, end of period $                    221,508      2,697
Investment income ratio*                      0.42%      0.00%
Total return, lowest to highest**   7.71% to 10.48%      0.79%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ---------------------------------------------------------
                                             High Yield Trust Series 1
                            ---------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     900,558     887,651     896,166     666,553    466,497
Units issued                   570,917   1,156,583   1,033,024     998,417    620,895
Units redeemed                (651,369) (1,143,676) (1,041,539)   (768,804)  (420,839)
                            ----------  ----------  ----------  ----------  ---------
Units, end of period           820,106     900,558     887,651     896,166    666,553
                            ==========  ==========  ==========  ==========  =========
Unit value, end of period $      19.49       17.65       17.03       15.33      12.32
Assets, end of period $     15,981,183  15,900,525  15,113,826  13,739,135  8,211,601
Investment income ratio*          6.72%       5.02%       4.85%       5.63%      7.73%
Total return**                   10.37%       3.70%      11.06%      24.44%     (6.87)%

                                           Sub-Account
                                  ----------------------------
                                  Income & Value Trust Series 0
                                  ----------------------------
                                    Year Ended     Year Ended
                                    Dec. 31/06   Dec. 31/05 xxx
                                  -------------  --------------
Units, beginning of period                   59         --
Units issued                              2,848         59
Units redeemed                             (135)        --
                                  -------------      -----
Units, end of period                      2,772         59
                                  =============      =====
Unit value, end of period $               11.80      10.85
Assets, end of period $                  32,712        644
Investment income ratio*                   0.17%      0.00%
Total return, lowest to highest** 6.71% to 8.77%      2.71%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                           Income & Value Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   1,786,282   2,007,363     759,656     864,729     503,442
Units issued                    58,241     114,938   1,540,620     182,791     429,855
Units redeemed                (183,047)   (336,019)   (292,913)   (287,864)    (68,568)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         1,661,476   1,786,282   2,007,363     759,656     864,729
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      21.51       19.80       18.82       17.48       13.82
Assets, end of period $     35,743,879  35,365,263  37,770,719  13,279,144  11,950,809
Investment income ratio*          1.99%       1.70%       0.62%       2.02%       2.14%
Total return**                    8.66%       5.22%       7.64%      26.49%     (15.93)%

                                            Sub-Account
                                  --------------------------------
                                  International Core Trust Series 0
                                  --------------------------------
                                    Year Ended        Year Ended
                                   Dec. 31/06 xx    Dec. 31/05 xxx
                                  ---------------   --------------
Units, beginning of period                    147          --
Units issued                               47,659         160
Units redeemed                             (3,367)        (13)
                                  ---------------       -----
Units, end of period                       44,439         147
                                  ===============       =====
Unit value, end of period $                 14.84       11.89
Assets, end of period $                   659,612       1,747
Investment income ratio*                     0.45%       0.00%
Total return, lowest to highest** 12.48% to 24.81%      10.00%

--------
xx Fund renamed on May 1, 2006. Previously known as International Stock Trust. xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                     Sub-Account
                            ------------------------------------------------------------
                                          International Core Trust Series 1
                            ------------------------------------------------------------
                             Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06 xx Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ------------- ----------  ----------  ----------  ----------
Units, beginning of period    1,574,644    1,597,724   1,779,013   1,828,065   1,880,342
Units issued                    199,302      208,412     270,167   5,436,968   5,107,852
Units redeemed                 (394,577)    (231,492)   (451,456) (5,486,020) (5,160,129)
                             ----------   ----------  ----------  ----------  ----------
Units, end of period          1,379,369    1,574,644   1,597,724   1,779,013   1,828,065
                             ==========   ==========  ==========  ==========  ==========
Unit value, end of period $       20.23        16.22       13.99       12.10        9.29
Assets, end of period $      27,910,801   25,536,350  22,347,931  21,527,031  16,979,927
Investment income ratio*           0.60%        0.76%       0.84%       0.48%       0.44%
Total return**                    24.77%       15.94%      15.59%      30.26%     (21.69)%

--------
xx  Fund renamed on May 1, 2006. Previously known as International Stock Trust.

                                          Sub-Account
                            ------------------------------------------
                            International Equity Index Trust A Series 1
                            ------------------------------------------
                            Year Ended    Year Ended     Period Ended
                            Dec. 31/06   Dec. 31/05 vi  Dec. 31/04 ###
                            ----------   -------------  --------------
Units, beginning of period    282,461        280,538             --
Units issued                  175,803        135,805        329,326
Units redeemed               (103,351)      (133,882)       (48,788)
                            ---------      ---------      ---------
Units, end of period          354,913        282,461        280,538
                            =========      =========      =========
Unit value, end of period $     21.66          17.26          14.81
Assets, end of period $     7,689,141      4,876,719      4,153,578
Investment income ratio*         0.72%          0.75%          0.48%
Total return**                  25.48%         16.61%         18.44%
--------
vi Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------------------
                                  International Equity Index Trust B Series 0
                                  ------------------------------------------
                                     Year Ended            Year Ended
                                     Dec. 31/06          Dec. 31/05 xxx
                                     ---------------     --------------
Units, beginning of period                     56               --
Units issued                               19,452               60
Units redeemed                             (1,778)              (4)
                                     ---------------         -----
Units, end of period                       17,730               56
                                     ===============         =====
Unit value, end of period $                 41.18            32.39
Assets, end of period $                   730,024            1,804
Investment income ratio*                     0.17%            0.00%
Total return, lowest to highest** 15.34% to 27.11%            9.94%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                    Sub-Account
                                         -------------------------------------------
                                           International Opportunities Trust Series 0
                                         -------------------------------------------
                                             Year Ended            Year Ended
                                            Dec. 31/06            Dec. 31/05 xxx
                                            ---------------     ----------------
Units, beginning of period                            43                --
Units issued                                      22,683                43
Units redeemed                                    (2,518)               --
                                            ---------------          -----
Units, end of period                              20,208                43
                                            ===============          =====
Unit value, end of period $                        15.41             12.43
Assets, end of period $                          311,443               541
Investment income ratio*                            0.04%             0.00%
Total return, lowest to highest**        13.70% to 23.96%            15.80%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                   Sub-Account
                            -----------------------------------------
                            International Opportunities Trust Series 1
                            -----------------------------------------
                            Year Ended            Year Ended
                            Dec. 31/06          Dec. 31/05 xxx
                            ----------          --------------
Units, beginning of period     11,505                   --
Units issued                  299,463               11,596
Units redeemed               (116,876)                 (91)
                            ---------              -------
Units, end of period          194,092               11,505
                            =========              =======
Unit value, end of period $     19.23                15.53
Assets, end of period $     3,732,687              178,679
Investment income ratio*         0.67%                0.00%
Total return**                  23.84%               24.24%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                            Sub-Account
                                  -------------------------------------
                                  International Small Cap Trust Series 0
                                  -------------------------------------
                                     Year Ended          Year Ended
                                     Dec. 31/06        Dec. 31/05 xxx
                                    ---------------    --------------
Units, beginning of period                    262             --
Units issued                               30,818            340
Units redeemed                             (9,898)           (78)
                                    ---------------        -----
Units, end of period                       21,182            262
                                    ===============        =====
Unit value, end of period $                 14.27          11.18
Assets, end of period $                   302,325          2,923
Investment income ratio*                     0.32%          0.00%
Total return, lowest to highest** 13.15% to 27.73%          5.67%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ---------------------------------------------------------
                                      International Small Cap Trust Series 1
                            ---------------------------------------------------------
                            Year Ended  Year Ended  Year Ended Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04 Dec. 31/03   Dec. 31/02
                            ----------  ----------  ---------- ----------  ----------
Units, beginning of period     603,603     483,045    495,768     371,074     349,581
Units issued                   271,647     542,640    272,973   5,550,626   4,010,462
Units redeemed                (414,485)   (422,082)  (285,696) (5,425,932) (3,988,969)
                            ----------  ----------  ---------  ----------  ----------
Units, end of period           460,765     603,603    483,045     495,768     371,074
                            ==========  ==========  =========  ==========  ==========
Unit value, end of period $      28.05       21.96      19.94       16.47       10.63
Assets, end of period $     12,922,092  13,253,506  9,633,024   8,166,604   3,945,106
Investment income ratio*          1.23%       0.84%      0.12%       0.00%       0.00%
Total return**                   27.73%      10.11%     21.06%      54.95%     (16.73)%

                                            Sub-Account
                                  ---------------------------------
                                  International Value Trust Series 0
                                  ---------------------------------
                                     Year Ended        Year Ended
                                     Dec. 31/06      Dec. 31/05 xxx
                                   ---------------   --------------
Units, beginning of period                     88           --
Units issued                               82,565           89
Units redeemed                             (9,097)          (1)
                                   ---------------       -----
Units, end of period                       73,556           88
                                   ===============       =====
Unit value, end of period $                 14.55        11.23
Assets, end of period $                 1,070,153          993
Investment income ratio*                     0.22%        0.00%
Total return, lowest to highest** 17.67% to 29.61%        4.80%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                         International Value Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   1,600,518   1,081,276     800,132     510,644     299,711
Units issued                   580,310   1,004,722     621,132   5,952,337   4,187,587
Units redeemed                (417,217)   (485,480)   (339,988) (5,662,849) (3,976,654)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         1,763,611   1,600,518   1,081,276     800,132     510,644
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      22.65       17.48       15.81       13.01        8.98
Assets, end of period $     39,949,803  27,977,424  17,098,318  10,409,668   4,586,178
Investment income ratio*          1.73%       0.72%       1.15%       0.72%       0.79%
Total return**                   29.60%      10.54%      21.55%      44.87%     (17.84)%

                                               Sub-Account
                                  --------------------------------------
                                  Investment Quality Bond Trust Series 0
                                  --------------------------------------
                                                Year Ended
                                               Dec. 31/06 #
                                  --------------------------------------
Units, beginning of period                               --
Units issued                                         11,284
Units redeemed                                         (783)
                                              -------------
Units, end of period                                 10,501
                                              =============
Unit value, end of period $                           10.50
Assets, end of period $                             110,223
Investment income ratio*                               1.26%
Total return, lowest to highest**             3.64% to 4.76%
--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                      Investment Quality Bond Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     934,699   1,166,118   1,248,563   1,375,351   1,740,743
Units issued                    80,538     179,811      91,517     142,991     299,626
Units redeemed                (132,085)   (411,230)   (173,962)   (269,779)   (665,018)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period           883,152     934,699   1,166,118   1,248,563   1,375,351
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      22.31       21.55       21.07       20.10       18.73
Assets, end of period $     19,705,785  20,137,630  24,567,760  25,097,289  25,759,942
Investment income ratio*          5.99%       5.63%       5.94%       4.96%       5.17%
Total return**                    3.57%       2.27%       4.81%       7.32%       9.94%

                                         Sub-Account
                                  ------------------------------
                                  Large Cap Growth Trust Series 0
                                  ------------------------------
                                                       Year
                                    Year Ended      Ended Dec.
                                  Dec. 31/06 (k)    31/05 xxx
                                  --------------    ----------
Units, beginning of period                   45          --
Units issued                              2,613          64
Units redeemed                           (2,658)        (19)
                                  -------------       -----
Units, end of period                         --          45
                                  =============       =====
Unit value, end of period $               13.26       12.96
Assets, end of period $                      --         587
Investment income ratio*                   1.39%       0.00%
Total return, lowest to highest** 2.31% to 3.35%       1.62%
--------
(k) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                      Sub-Account
                            -------------------------------------------------------------
                                            Large Cap Growth Trust Series 1
                            -------------------------------------------------------------
                              Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06 (k) Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            -------------- ----------  ----------  ----------  ----------
Units, beginning of period     1,381,816    1,373,099   1,358,719   1,287,297   1,103,220
Units issued                      39,987      362,088     440,693     237,012     381,411
Units redeemed                (1,421,803)    (353,371)   (426,313)   (165,590)   (197,334)
                              ----------   ----------  ----------  ----------  ----------
Units, end of period                  --    1,381,816   1,373,099   1,358,719   1,287,297
                              ==========   ==========  ==========  ==========  ==========
Unit value, end of period $        14.43        14.09       14.06       13.24       10.56
Assets, end of period $               --   19,468,440  19,298,538  17,985,631  13,596,687
Investment income ratio*            0.37%        0.71%       0.27%       0.25%       0.31%
Total return**                      2.38%        0.25%       6.18%      25.33%     (22.83)%

--------
(k) Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

                                        Sub-Account
                                  ------------------------
                                  Large Cap Trust Series 0
                                  ------------------------
                                         Year Ended
                                        Dec. 31/06 #
                                  ------------------------
Units, beginning of period                         --
Units issued                                   15,487
Units redeemed                                   (657)
                                      ---------------
Units, end of period                           14,830
                                      ===============
Unit value, end of period $                     12.77
Assets, end of period $                       189,343
Investment income ratio*                         0.02%
Total return, lowest to highest**     13.34% to 14.38%
--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                 Sub-Account
                                          ------------------------
                                          Large Cap Trust Series 1
                                          ------------------------
                                          Year Ended   Year Ended
                                          Dec. 31/06 Dec. 31/05 xxx
                                          ---------- --------------
Units, beginning of period                      869           --
Units issued                                148,535      130,131
Units redeemed                             (115,332)    (129,262)
                                           --------     --------
Units, end of period                         34,072          869
                                           ========     ========
Unit value, end of period $                   15.97        13.96
Assets, end of period $                     544,040       12,109
Investment income ratio*                       0.02%        0.00%
Total return**                                14.36%       11.70%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                    ------------------------------
                                    Large Cap Value Trust Series 0
                                    ------------------------------
                                       Year Ended      Year Ended
                                       Dec. 31/06    Dec. 31/05 xxx
                                    ---------------  --------------
Units, beginning of period                      285         --
Units issued                                 51,967        313
Units redeemed                              (11,403)       (28)
                                    ---------------      -----
Units, end of period                         40,849        285
                                    ===============      =====
Unit value, end of period $                   13.43      11.58
Assets, end of period $                     548,776      3,297
Investment income ratio*                       0.12%      0.00%
Total return, lowest to highest**   11.34% to 16.03%      5.24%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                     Sub-Account
                                    ---------------------------------------------
                                            Large Cap Value Trust Series 1
                                    ---------------------------------------------
                                    Year Ended Year Ended Year Ended Period Ended
                                    Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                                    ---------- ---------- ---------- -------------
Units, beginning of period            275,325    238,973     98,687           --
Units issued                          198,243    338,735    371,768      108,524
Units redeemed                       (157,280)  (302,383)  (231,482)      (9,837)
                                    ---------  ---------  ---------    ---------
Units, end of period                  316,288    275,325    238,973       98,687
                                    =========  =========  =========    =========
Unit value, end of period $             26.02      22.44      19.43        15.96
Assets, end of period $             8,230,078  6,179,567  4,644,416    1,574,632
Investment income ratio*                 0.46%      0.00%      1.05%        0.00%
Total return**                          15.94%     15.48%     21.80%       27.65%

--------
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                            Sub-Account
                                  ----------------------------------
                                  Lifestyle Aggressive Trust Series 0
                                  ----------------------------------
                                     Year Ended        Year Ended
                                    Dec. 31/06 i     Dec. 31/05 xxx
                                   ---------------   --------------
Units, beginning of period                 11,325            --
Units issued                              808,006        11,962
Units redeemed                           (121,299)         (637)
                                   ---------------      -------
Units, end of period                      698,032        11,325
                                   ===============      =======
Unit value, end of period $                 13.34         11.55
Assets, end of period $                 9,314,281       130,860
Investment income ratio*                     1.56%         0.07%
Total return, lowest to highest** 10.16% to 15.48%         5.92%
--------
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ---------------------------------------------------------
                                        Lifestyle Aggressive Trust Series 1
                            ---------------------------------------------------------
                             Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                            Dec. 31/06 i Dec. 31/05  Dec. 31/04  Dec. 31/03 Dec. 31/02
                            ------------ ----------  ----------  ---------- ----------
Units, beginning of period      864,648     708,565     500,142    432,720    376,673
Units issued                    321,777     209,457     284,558    136,427    123,652
Units redeemed                 (152,153)    (53,374)    (76,135)   (69,005)   (67,605)
                             ----------  ----------  ----------  ---------  ---------
Units, end of period          1,034,272     864,648     708,565    500,142    432,720
                             ==========  ==========  ==========  =========  =========
Unit value, end of period $       22.36       19.37       17.51      15.08      11.18
Assets, end of period $      23,128,583  16,746,448  12,404,137  7,544,107  4,838,074
Investment income ratio*           7.30%       1.75%       0.65%      0.39%      0.75%
Total return**                    15.46%      10.64%      16.05%     34.91%    (20.71)%

--------
i Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

                                           Sub-Account
                                  --------------------------------
                                  Lifestyle Balanced Trust Series 0
                                  --------------------------------
                                    Year Ended        Year Ended
                                   Dec. 31/06 ii    Dec. 31/05 xxx
                                   --------------   --------------
Units, beginning of period                30,197            --
Units issued                           1,310,263        31,584
Units redeemed                          (184,532)       (1,387)
                                   --------------      -------
Units, end of period                   1,155,928        30,197
                                   ==============      =======
Unit value, end of period $                12.37         10.97
Assets, end of period $               14,300,087       331,175
Investment income ratio*                    1.76%         0.18%
Total return, lowest to highest** 9.80% to 12.80%         3.32%
--------
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                     Sub-Account
                            ------------------------------------------------------------
                                          Lifestyle Balanced Trust Series 1
                            ------------------------------------------------------------
                             Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06 ii Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ------------- ----------  ----------  ----------  ----------
Units, beginning of period    2,359,219    1,949,465   1,517,216   1,176,180     855,914
Units issued                    476,514      527,854     619,032     504,076     440,078
Units redeemed                 (213,079)    (118,100)   (186,783)   (163,040)   (119,812)
                             ----------   ----------  ----------  ----------  ----------
Units, end of period          2,622,654    2,359,219   1,949,465   1,517,216   1,176,180
                             ==========   ==========  ==========  ==========  ==========
Unit value, end of period $       24.98        22.16       20.73       18.27       14.73
Assets, end of period $      65,514,497   52,277,135  40,415,463  27,714,579  17,329,966
Investment income ratio*           5.23%        3.73%       2.06%       2.31%       3.11%
Total return**                    12.73%        6.88%      13.49%      23.98%      (9.95)%

--------
ii  Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640
    Trust.

                                           Sub-Account
                                  ------------------------------------
                                  Lifestyle Conservative Trust Series 0
                                  ------------------------------------
                                    Year Ended         Year Ended
                                  Dec. 31/06 iii     Dec. 31/05 xxx
                                  --------------     --------------
Units, beginning of period                   10             --
Units issued                            128,552             23
Units redeemed                           (5,941)           (13)
                                  -------------          -----
Units, end of period                    122,621             10
                                  =============          =====
Unit value, end of period $               11.21          10.34
Assets, end of period $               1,374,679            100
Investment income ratio*                   0.65%          0.00%
Total return, lowest to highest** 7.10% to 8.44%          1.05%
--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280
    Trust.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                   Sub-Account
                            ---------------------------------------------------------
                                      Lifestyle Conservative Trust Series 1
                            ---------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 iii Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            -------------- ---------- ---------- ---------- ----------
Units, beginning of period      295,628      289,630    290,414    100,707     25,748
Units issued                     22,359       41,647     55,248    271,208     97,842
Units redeemed                  (29,949)     (35,649)   (56,032)   (81,501)   (22,883)
                              ---------    ---------  ---------  ---------  ---------
Units, end of period            288,038      295,628    289,630    290,414    100,707
                              =========    =========  =========  =========  =========
Unit value, end of period $       24.06        22.18      21.56      19.86      17.80
Assets, end of period $       6,928,768    6,558,099  6,244,993  5,766,764  1,792,639
Investment income ratio*           4.66%        4.82%      3.44%      3.49%      1.94%
Total return**                     8.44%        2.88%      8.59%     11.55%      1.72%

--------
iii Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280
    Trust.

                                           Sub-Account
                                  -----------------------------
                                  Lifestyle Growth Trust Series 0
                                  -----------------------------
                                    Year Ended       Year Ended
                                   Dec. 31/06 iv   Dec. 31/05 xxx
                                  --------------   --------------
Units, beginning of period                52,831           --
Units issued                           3,144,750       53,230
Units redeemed                          (412,197)        (399)
                                  --------------      -------
Units, end of period                   2,785,384       52,831
                                  ==============      =======
Unit value, end of period $                12.79        11.26
Assets, end of period $               35,629,937      594,998
Investment income ratio*                    2.18%        0.25%
Total return, lowest to highest** 9.70% to 13.58%        4.59%
--------
iv Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. xxx Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                     Sub-Account
                            ------------------------------------------------------------
                                           Lifestyle Growth Trust Series 1
                            ------------------------------------------------------------
                             Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06 iv Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ------------- ----------  ----------  ----------  ----------
Units, beginning of period    3,536,083    2,873,853   2,239,933   1,909,803   1,669,794
Units issued                    862,632      853,307     903,333     572,430     477,469
Units redeemed                 (318,006)    (191,077)   (269,413)   (242,300)   (237,460)
                             ----------   ----------  ----------  ----------  ----------
Units, end of period          4,080,709    3,536,083   2,873,853   2,239,933   1,909,803
                             ==========   ==========  ==========  ==========  ==========
Unit value, end of period $       23.96        21.11       19.43       16.95       13.08
Assets, end of period $      97,756,372   74,633,010  55,819,902  37,967,569  24,987,853
Investment income ratio*           5.91%        2.67%       1.35%       1.16%       2.12%
Total return**                    13.50%        8.66%      14.59%      29.56%     (15.85)%

--------
iv  Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

                                           Sub-Account
                                  --------------------------------
                                  Lifestyle Moderate Trust Series 0
                                  --------------------------------
                                    Year Ended        Year Ended
                                   Dec. 31/06 v     Dec. 31/05 xxx
                                   --------------   --------------
Units, beginning of period                 5,779            --
Units issued                             188,312         5,805
Units redeemed                           (55,523)          (26)
                                   --------------       ------
Units, end of period                     138,568         5,779
                                   ==============       ======
Unit value, end of period $                11.71         10.60
Assets, end of period $                1,622,337        61,229
Investment income ratio*                    1.43%         0.00%
Total return, lowest to highest** 8.31% to 10.49%         2.15%

--------
v   Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                   Sub-Account
                            --------------------------------------------------------
                                        Lifestyle Moderate Trust Series 1
                            --------------------------------------------------------
                             Year Ended  Year Ended  Year Ended Year Ended Year Ended
                            Dec. 31/06 v Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ------------ ----------  ---------- ---------- ----------
Units, beginning of period      452,129     413,158    302,011    209,139    142,884
Units issued                    181,674     100,065    164,068    153,027    105,261
Units redeemed                  (73,265)    (61,094)   (52,921)   (60,155)   (39,006)
                             ----------  ----------  ---------  ---------  ---------
Units, end of period            560,538     452,129    413,158    302,011    209,139
                             ==========  ==========  =========  =========  =========
Unit value, end of period $       24.42       22.12      21.24      19.13      16.23
Assets, end of period $      13,690,869  10,001,375  8,774,966  5,776,547  3,395,023
Investment income ratio*           4.05%       4.07%      2.60%      2.74%      3.34%
Total return**                    10.42%       4.15%     11.04%     17.83%     (4.04)%

--------
v   Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460
    Trust.

                                           Sub-Account
                                  ----------------------------
                                     Managed Trust Series 0
                                  ----------------------------
                                    Year Ended     Year Ended
                                    Dec. 31/06   Dec. 31/05 xxx
                                  -------------  --------------
Units, beginning of period                5,322          --
Units issued                             12,065       5,382
Units redeemed                             (467)        (60)
                                  -------------     -------
Units, end of period                     16,920       5,322
                                  =============     =======
Unit value, end of period $               56.17       52.26
Assets, end of period $                 950,300     278,099
Investment income ratio*                   0.96%       0.00%
Total return, lowest to highest** 6.62% to 8.49%       1.17%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  ----------------------------
                                   Mid Cap Core Trust Series 0
                                  ----------------------------
                                   Year Ended      Year Ended
                                  Dec. 31/06 ##  Dec. 31/05 xxx
                                  -------------  --------------
Units, beginning of period                  112         --
Units issued                             23,494        112
Units redeemed                          (23,607)        --
                                  -------------      -----
Units, end of period                         (1)       112
                                  =============      =====
Unit value, end of period $               11.84      10.86
Assets, end of period $                      --      1,222
Investment income ratio*                   2.71%      0.00%
Total return, lowest to highest** 5.47% to 9.05%      1.20%
--------
## Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                               Sub-Account
                            ------------------------------------------------
                                       Mid Cap Core Trust Series 1
                            ------------------------------------------------
                             Year Ended   Year Ended Year Ended Period Ended
                            Dec. 31/06 ## Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                            ------------- ---------- ---------- -------------
Units, beginning of period      65,572       42,698    13,717           --
Units issued                   138,268      121,328    83,506       14,014
Units redeemed                (203,840)     (98,454)  (54,525)        (297)
                              --------    ---------   -------      -------
Units, end of period                --       65,572    42,698       13,717
                              ========    =========   =======      =======
Unit value, end of period $      20.26        18.59     17.51        15.32
Assets, end of period $             --    1,219,318   747,762      210,142
Investment income ratio*          2.33%        0.00%     0.00%        0.00%
Total return**                    8.97%        6.18%    14.31%       22.56%
--------
## Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  ----------------------------
                                  Mid Cap Index Trust Series 0
                                  ----------------------------
                                    Year Ended     Year Ended
                                    Dec. 31/06   Dec. 31/05 xxx
                                  -------------  --------------
Units, beginning of period                  597         --
Units issued                             55,816        605
Units redeemed                           (6,077)        (8)
                                  -------------      -----
Units, end of period                     50,336        597
                                  =============      =====
Unit value, end of period $               13.97      12.73
Assets, end of period $                 703,035      7,602
Investment income ratio*                   0.11%      0.00%
Total return, lowest to highest** 4.26% to 9.74%      5.18%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                  Sub-Account
                            ------------------------------------------------------
                                          Mid Cap Index Trust Series 1
                            ------------------------------------------------------
                            Year Ended  Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06  Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ----------  ---------- ---------- ---------- ----------
Units, beginning of period     497,551    450,865    387,204    239,658    189,985
Units issued                   203,449    187,023    144,053    218,923    194,530
Units redeemed                (106,168)  (140,337)   (80,392)   (71,377)  (144,857)
                            ----------  ---------  ---------  ---------  ---------
Units, end of period           594,832    497,551    450,865    387,204    239,658
                            ==========  =========  =========  =========  =========
Unit value, end of period $      21.39      19.49      17.40      15.02      11.17
Assets, end of period $     12,722,488  9,699,379  7,846,188  5,817,582  2,675,839
Investment income ratio*          0.60%      0.47%      0.37%      0.00%      0.52%
Total return**                    9.72%     12.02%     15.83%     34.56%    (15.16)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  -----------------------------
                                   Mid Cap Stock Trust Series 0
                                  -----------------------------
                                    Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 xxx
                                  --------------  --------------
Units, beginning of period                    15         --
Units issued                              30,456         16
Units redeemed                            (2,513)        (1)
                                  --------------      -----
Units, end of period                      27,958         15
                                  ==============      =====
Unit value, end of period $                39.87      35.07
Assets, end of period $                1,114,529        531
Investment income ratio*                    0.00%      0.00%
Total return, lowest to highest** 7.52% to 13.66%     11.28%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                            -------------------------------------------------------
                                          Mid Cap Stock Trust Series 1
                            -------------------------------------------------------
                            Year Ended  Year Ended  Year Ended Year Ended Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ----------  ----------  ---------- ---------- ----------
Units, beginning of period   1,344,785     690,470    540,411    325,090    330,092
Units issued                   142,422   1,039,391    227,147    452,345    149,531
Units redeemed                (317,501)   (385,076)   (77,088)  (237,024)  (154,533)
                            ----------  ----------  ---------  ---------  ---------
Units, end of period         1,169,706   1,344,785    690,470    540,411    325,090
                            ==========  ==========  =========  =========  =========
Unit value, end of period $      18.38       16.19      14.13      11.87       8.34
Assets, end of period $     21,500,613  21,770,196  9,756,344  6,414,678  2,711,254
Investment income ratio*          0.00%       0.00%      0.00%      0.00%      0.00%
Total return**                   13.55%      14.57%     19.04%     42.33%    (22.56)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------
                                   Mid Cap Value Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                    333         --
Units issued                               58,311        357
Units redeemed                            (11,051)       (24)
                                  ---------------      -----
Units, end of period                       47,593        333
                                  ===============      =====
Unit value, end of period $                 12.67      11.28
Assets, end of period $                   602,966      3,757
Investment income ratio*                     0.13%      0.00%
Total return, lowest to highest** 10.59% to 12.30%      2.50%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                            --------------------------------------------------------
                                           Mid Cap Value Trust Series 1
                            --------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03 Dec. 31/02
                            ----------  ----------  ----------  ---------- ----------
Units, beginning of period   1,109,434     907,760     668,954    545,462    130,318
Units issued                    97,312     448,868     613,525    261,583    431,980
Units redeemed                (122,214)   (247,194)   (374,719)  (138,091)   (16,836)
                            ----------  ----------  ----------  ---------  ---------
Units, end of period         1,084,532   1,109,434     907,760    668,954    545,462
                            ==========  ==========  ==========  =========  =========
Unit value, end of period $      22.26       19.83       18.36      14.75      11.77
Assets, end of period $     24,141,454  21,996,856  16,664,733  9,867,204  6,418,204
Investment income ratio*          0.68%       0.42%       0.53%      0.38%      0.00%
Total return**                   12.27%       8.00%      24.46%     25.36%    (10.11)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------
                                     Mid Value Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                      3         --
Units issued                                5,013          4
Units redeemed                               (886)        (1)
                                  ---------------      -----
Units, end of period                        4,130          3
                                  ===============      =====
Unit value, end of period $                 21.60      17.95
Assets, end of period $                    89,207         48
Investment income ratio*                     0.15%      0.00%
Total return, lowest to highest** 14.99% to 20.34%      3.89%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                  ----------------------------
                                  Money Market Trust B Series 0
                                  ----------------------------
                                    Year Ended     Year Ended
                                    Dec. 31/06   Dec. 31/05 xxx
                                  -------------  --------------
Units, beginning of period              105,299           --
Units issued                          3,022,032      194,282
Units redeemed                       (2,209,455)     (88,983)
                                  -------------    ---------
Units, end of period                    917,876      105,299
                                  =============    =========
Unit value, end of period $               16.12        15.40
Assets, end of period $              14,799,912    1,621,499
Investment income ratio*                   4.51%        1.39%
Total return, lowest to highest** 3.05% to 4.70%        1.32%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                     Sub-Account
                            ------------------------------------------------------------
                                             Money Market Trust Series 1
                            ------------------------------------------------------------
                            Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04   Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  -----------  -----------
Units, beginning of period   3,667,916   3,643,720   4,368,151    4,876,540    3,996,981
Units issued                 2,080,974   2,481,631   2,071,959   15,281,567   12,150,943
Units redeemed              (2,216,363) (2,457,435) (2,796,390) (15,789,956) (11,271,384)
                            ----------  ----------  ----------  -----------  -----------
Units, end of period         3,532,527   3,667,916   3,643,720    4,368,151    4,876,540
                            ==========  ==========  ==========  ===========  ===========
Unit value, end of period $      23.11       22.13       21.55        21.38        21.25
Assets, end of period $     81,624,374  81,149,775  78,523,906   93,383,242  103,649,118
Investment income ratio*          4.35%       2.63%       0.81%        0.59%        1.18%
Total return**                    4.45%       2.66%       0.81%        0.59%        1.18%

                                           Sub-Account
                                  -------------------------------
                                  Natural Resources Trust Series 0
                                  -------------------------------
                                    Year Ended       Year Ended
                                    Dec. 31/06     Dec. 31/05 xxx
                                  --------------   --------------
Units, beginning of period                    53          --
Units issued                              63,441          63
Units redeemed                           (13,705)        (10)
                                  --------------       -----
Units, end of period                      49,789          53
                                  ==============       =====
Unit value, end of period $                16.92       13.83
Assets, end of period $                  842,321         730
Investment income ratio*                    0.21%       0.00%
Total return, lowest to highest** 6.27% to 22.32%      12.18%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                              Sub-Account
                            ----------------------------------------------
                                   Natural Resources Trust Series 1
                            ----------------------------------------------
                            Year Ended  Year Ended Year Ended Period Ended
                            Dec. 31/06  Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                            ----------  ---------- ---------- -------------
Units, beginning of period     273,647    151,374     62,937           --
Units issued                   148,608    225,518    200,834       63,737
Units redeemed                (139,092)  (103,245)  (112,397)        (800)
                            ----------  ---------  ---------    ---------
Units, end of period           283,163    273,647    151,374       62,937
                            ==========  =========  =========    =========
Unit value, end of period $      40.16      32.84      22.38        18.00
Assets, end of period $     11,373,376  8,987,378  3,387,254    1,132,857
Investment income ratio*          0.51%      0.00%      0.11%        0.00%
Total return**                   22.29%     46.78%     24.31%       44.00%
--------
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                            Sub-Account
                                  ------------------------------
                                  Overseas Equity Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                      2         --
Units issued                               18,684          2
Units redeemed                             (5,405)        --
                                  ---------------      -----
Units, end of period                       13,281          2
                                  ===============      =====
Unit value, end of period $                 19.04      15.90
Assets, end of period $                   252,920         27
Investment income ratio*                     0.01%      0.00%
Total return, lowest to highest** 11.40% to 19.76%     12.39%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  -----------------------------
                                    Pacific Rim Trust Series 0
                                  -----------------------------
                                    Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 xxx
                                  --------------  --------------
Units, beginning of period                    47         --
Units issued                              52,089         49
Units redeemed                            (7,634)        (2)
                                  --------------      -----
Units, end of period                      44,502         47
                                  ==============      =====
Unit value, end of period $                14.10      12.68
Assets, end of period $                  627,530        600
Investment income ratio*                    0.27%      0.00%
Total return, lowest to highest** 2.51% to 11.22%     17.05%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                            --------------------------------------------------------
                                            Pacific Rim Trust Series 1
                            --------------------------------------------------------
                            Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04 Dec. 31/03  Dec. 31/02
                            ----------  ----------  ---------- ----------  ----------
Units, beginning of period     995,501     929,262    885,530     959,821  1,041,091
Units issued                   351,692     386,497    503,540   2,687,834    858,327
Units redeemed                (454,047)   (320,258)  (459,808) (2,762,125)  (939,597)
                            ----------  ----------  ---------  ----------  ---------
Units, end of period           893,146     995,501    929,262     885,530    959,821
                            ==========  ==========  =========  ==========  =========
Unit value, end of period $      14.67       13.21      10.50        8.98       6.38
Assets, end of period $     13,097,299  13,146,240  9,758,540   7,954,829  6,127,376
Investment income ratio*          0.94%       0.86%      0.45%       0.15%      0.13%
Total return**                   11.05%      25.75%     16.90%      40.72%    (12.53)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  ----------------------------------
                                  Quantitative All Cap Trust Series 0
                                  ----------------------------------
                                    Year Ended         Year Ended
                                    Dec. 31/06       Dec. 31/05 xxx
                                   --------------    --------------
Units, beginning of period                     1            --
Units issued                               1,766             1
Units redeemed                               (87)
                                   --------------        -----
Units, end of period                       1,680             1
                                   ==============        =====
Unit value, end of period $                13.22         11.47
Assets, end of period $                   22,221            14
Investment income ratio*                    2.19%         0.00%
Total return, lowest to highest** 9.88% to 15.24%         4.91%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                            ---------------------------------------------
                                 Quantitative All Cap Trust Series 1
                            ---------------------------------------------
                            Year Ended Year Ended Year Ended Period Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                            ---------- ---------- ---------- -------------
Units, beginning of period    21,687     11,146      2,831          --
Units issued                  18,378     15,697     19,166       2,861
Units redeemed               (12,269)    (5,156)   (10,851)        (30)
                             -------    -------    -------      ------
Units, end of period          27,796     21,687     11,146       2,831
                             =======    =======    =======      ======
Unit value, end of period $    22.36      19.42      17.88       15.56
Assets, end of period $      621,515    421,060    199,302      44,046
Investment income ratio*        1.03%      0.96%      0.90%       0.35%
Total return**                 15.17%      8.58%     14.91%      24.49%
--------
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ----------------------------------
                                  Quantitative Mid Cap Trust Series 0
                                  ----------------------------------
                                     Year Ended        Year Ended
                                     Dec. 31/06      Dec. 31/05 xxx
                                   ---------------   --------------
Units, beginning of period                    537           --
Units issued                               16,374          673
Units redeemed                            (5,010)        (136)
                                   ---------------       -----
Units, end of period                       11,901          537
                                   ===============       =====
Unit value, end of period $                 12.17        11.69
Assets, end of period $                   144,781        6,276
Investment income ratio*                     0.00%        0.00%
Total return, lowest to highest** (1.15)% to 4.10%        5.53%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                 Sub-Account
                            ----------------------------------------------------
                                     Quantitative Mid Cap Trust Series 1
                            ----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period     96,745     88,903     60,518    52,149     22,937
Units issued                   74,509     44,603     47,955    25,283     34,935
Units redeemed                (27,426)   (36,761)   (19,570)  (16,914)    (5,723)
                            ---------  ---------  ---------   -------    -------
Units, end of period          143,828     96,745     88,903    60,518     52,149
                            =========  =========  =========   =======    =======
Unit value, end of period $     15.28      14.68      12.92     10.93       7.89
Assets, end of period $     2,197,838  1,420,217  1,148,626   661,466    411,458
Investment income ratio*         0.00%      0.00%      0.00%     0.00%      0.00%
Total return**                   4.09%     13.62%     18.21%    38.53%    (22.65)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                             Sub-Account
                                  ---------------------------------
                                  Quantitative Value Trust Series 0
                                  ---------------------------------
                                             Year Ended
                                            Dec. 31/06 #
                                  ---------------------------------
Units, beginning of period                              --
Units issued                                         2,882
Units redeemed                                         (35)
                                           ---------------
Units, end of period                                 2,847
                                           ===============
Unit value, end of period $                          13.61
Assets, end of period $                             38,732
Investment income ratio*                              0.00%
Total return, lowest to highest**          16.59% to 21.36%
--------
#   Fund available in prior year but no activity.

                                                        Sub-Account
                                              -------------------------------
                                              Quantitative Value Trust Series 1
                                              -------------------------------
                                              Year Ended  Year Ended Ended Dec.
                                              Dec. 31/06  Dec. 31/05 31/04 ###
                                              ----------  ---------- ----------
Units, beginning of period                      36,352       1,058         --
Units issued                                    22,747      36,662      2,082
Units redeemed                                 (28,743)     (1,368)    (1,024)
                                               -------     -------     ------
Units, end of period                            30,356      36,352      1,058
                                               =======     =======     ======
Unit value, end of period $                      19.41       16.02      14.67
Assets, end of period $                        589,162     582,273     15,522
Investment income ratio*                          0.97%       0.07%      0.00%
Total return**                                   21.16%       9.19%     17.36%
--------
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------------
                                  Real Estate Securities Trust Series 0
                                  ------------------------------------
                                     Year Ended         Year Ended
                                     Dec. 31/06       Dec. 31/05 xxx
                                   ---------------    --------------
Units, beginning of period                    506             --
Units issued                               17,143            507
Units redeemed                             (1,817)            (1)
                                   ---------------        ------
Units, end of period                       15,832            506
                                   ===============        ======
Unit value, end of period $                 95.27          68.95
Assets, end of period $                 1,508,246         34,872
Investment income ratio*                     0.62%          0.00%
Total return, lowest to highest** 30.03% to 38.17%          4.37%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                    Sub-Account
                            ----------------------------------------------------------
                                       Real Estate Securities Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     547,618     612,965     625,133     629,691     603,342
Units issued                    83,833      79,384      62,910      63,441     113,707
Units redeemed                (142,812)   (144,731)    (75,078)    (67,999)    (87,358)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period           488,639     547,618     612,965     625,133     629,691
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $     114.37       82.82       74.04       56.08       40.30
Assets, end of period $     55,885,697  45,351,144  45,385,043  35,054,800  25,376,534
Investment income ratio*          1.80%       2.01%       2.39%       2.67%       3.24%
Total return**                   38.10%      11.85%      32.04%      39.15%       2.58%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------
                                  Real Return Bond Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                    127         --
Units issued                               13,691        141
Units redeemed                              (791)       (14)
                                  ---------------      -----
Units, end of period                       13,027        127
                                  ===============      =====
Unit value, end of period $                 10.01       9.96
Assets, end of period $                   130,354      1,269
Investment income ratio*                     0.18%      0.00%
Total return, lowest to highest** (0.09%) to 1.65%      0.45%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                            ---------------------------------------------
                                   Real Return Bond Trust Series 1
                            ---------------------------------------------
                            Year Ended Year Ended Year Ended Period Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                            ---------- ---------- ---------- -------------
Units, beginning of period    175,430    120,093    101,029           --
Units issued                   72,149     73,152    131,176      105,327
Units redeemed                (46,854)   (17,815)  (112,112)      (4,298)
                            ---------  ---------  ---------    ---------
Units, end of period          200,725    175,430    120,093      101,029
                            =========  =========  =========    =========
Unit value, end of period $     14.56      14.50      14.30        13.11
Assets, end of period $     2,922,527  2,544,365  1,717,117    1,324,485
Investment income ratio*         2.37%      0.00%      0.50%        0.00%
Total return**                   0.39%      1.43%      9.07%        4.88%
--------
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  ----------------------------------
                                  Science & Technology Trust Series 0
                                  ----------------------------------
                                    Year Ended        Year Ended
                                    Dec. 31/06      Dec. 31/05 xxx
                                   -------------    --------------
Units, beginning of period                   --            --
Units issued                             60,218             1
Units redeemed                           (8,333)           (1)
                                   -------------        -----
Units, end of period                     51,885            --
                                   =============        =====
Unit value, end of period $               11.90         11.27
Assets, end of period $                 617,666             5
Investment income ratio*                   0.00%         0.00%
Total return, lowest to highest** 3.75% to 8.36%         1.82%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                    Sub-Account
                            ----------------------------------------------------------
                                        Science & Technology Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   1,391,437   1,531,628   1,574,239   1,372,512   1,388,634
Units issued                    95,725     326,354     242,241   1,070,042     800,355
Units redeemed                (281,810)   (466,545)   (284,852)   (868,315)   (816,477)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         1,205,352   1,391,437   1,531,628   1,574,239   1,372,512
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      15.08       14.29       14.00       13.88        9.23
Assets, end of period $     18,175,973  19,883,950  21,441,064  21,846,463  12,664,658
Investment income ratio*          0.00%       0.00%       0.00%       0.00%       0.00%
Total return**                    5.53%       2.08%       2.40%      50.40%     (40.76)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  ------------------------------
                                  Short-Term Bond Trust Series 0
                                  ------------------------------
                                            Year Ended
                                           Dec. 31/06 #
                                  ------------------------------
Units, beginning of period                            --
Units issued                                       2,669
Units redeemed                                      (830)
                                          --------------
Units, end of period                               1,839
                                          ==============
Unit value, end of period $               18.45 to 18.45
Assets, end of period $                           33,927
Investment income ratio*                            1.92%
Total return, lowest to highest**          3.60% to 4.55%
--------
#   Fund available in prior year but no activity.

                                         Sub-Account
                                  ------------------------------
                                  Small Cap Growth Trust Series 0
                                  ------------------------------
                                                       Year
                                                       Ended
                                  Year Ended Dec.      Dec.
                                       31/06         31/05 xxx
                                  ---------------    ---------
Units, beginning of period                     2          --
Units issued                               4,651           3
Units redeemed                            (2,494)         (1)
                                  --------------       -----
Units, end of period                       2,159           2
                                  ==============       =====
Unit value, end of period $                17.19       15.15
Assets, end of period $                   37,098          29
Investment income ratio*                    0.00%       0.00%
Total return, lowest to highest** 4.81% to 13.47%      12.27%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  -----------------------------
                                  Small Cap Index Trust Series 0
                                  -----------------------------
                                    Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 xxx
                                  --------------  --------------
Units, beginning of period                   691         --
Units issued                              53,950        704
Units redeemed                            (7,610)       (13)
                                  --------------      -----
Units, end of period                      47,031        691
                                  ==============      =====
Unit value, end of period $                15.48      13.16
Assets, end of period $                  728,104      9,096
Investment income ratio*                    0.06%      0.00%
Total return, lowest to highest** 8.80% to 17.64%      3.33%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                  Sub-Account
                            -----------------------------------------------------
                                        Small Cap Index Trust Series 1
                            -----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period    482,672    477,338    325,861    264,595    202,574
Units issued                   71,939    130,103    248,720    233,983    220,310
Units redeemed                (51,205)  (124,769)   (97,243)  (172,717)  (158,289)
                            ---------  ---------  ---------  ---------  ---------
Units, end of period          503,406    482,672    477,338    325,861    264,595
                            =========  =========  =========  =========  =========
Unit value, end of period $     19.50      16.58      15.96      13.60       9.33
Assets, end of period $     9,814,002  8,000,791  7,616,093  4,431,369  2,468,125
Investment income ratio*         0.48%      0.52%      0.30%      0.00%      0.93%
Total return**                  17.62%      3.89%     17.33%     45.79%    (21.47)%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                  Sub-Account
                                         -------------------------------------
                                         Small Cap Opportunities Trust Series 0
                                         -------------------------------------
                                           Year Ended          Year Ended
                                           Dec. 31/06        Dec. 31/05 xxx
                                           --------------    --------------
Units, beginning of period                           17             --
Units issued                                     26,666             22
Units redeemed                                   (3,007)            (5)
                                           --------------        -----
Units, end of period                             23,676             17
                                           ==============        =====
Unit value, end of period $                       12.85          11.63
Assets, end of period $                         304,246            203
Investment income ratio*                           0.39%          0.00%
Total return, lowest to highest**        4.03% to 10.47%          3.46%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                  Sub-Account
                                ----------------------------------------------
                                    Small Cap Opportunities Trust Series 1
                                ----------------------------------------------
                                Year Ended  Year Ended Year Ended Period Ended
                                Dec. 31/06  Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                                ----------  ---------- ---------- -------------
Units, beginning of period         408,563    175,331     16,308          --
Units issued                        49,530    430,156    426,510      21,289
Units redeemed                     (69,076)  (196,924)  (267,487)     (4,981)
                                ----------  ---------  ---------     -------
Units, end of period               389,017    408,563    175,331      16,308
                                ==========  =========  =========     =======
Unit value, end of period $          26.20      23.72      22.01       17.50
Assets, end of period $         10,192,903  9,691,801  3,859,270     285,388
Investment income ratio*              0.70%      0.00%      0.13%       0.00%
Total return**                       10.45%      7.77%     25.78%      40.00%
--------
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                              Sub-Account
                                    ------------------------------
                                       Small Cap Trust Series 0
                                    ------------------------------
                                       Year Ended      Year Ended
                                       Dec. 31/06    Dec. 31/05 xxx
                                    ---------------  --------------
Units, beginning of period                       29         --
Units issued                                  7,410         29
Units redeemed                                (865)         --
                                    ---------------      -----
Units, end of period                          6,574         29
                                    ===============      =====
Unit value, end of period $                   12.32      11.45
Assets, end of period $                      80,990        326
Investment income ratio*                       0.00%      0.00%
Total return, lowest to highest**   (0.12%) to 7.62%      4.22%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                       ------------------------
                                       Small Cap Trust Series 1
                                       ------------------------
                                       Year Ended   Year Ended
                                       Dec. 31/06 Dec. 31/05 xxx
                                       ---------- --------------
Units, beginning of period                61,597           --
Units issued                              70,295      182,475
Units redeemed                           (57,763)    (120,878)
                                       ---------     --------
Units, end of period                      74,129       61,597
                                       =========     ========
Unit value, end of period $                15.38        14.30
Assets, end of period $                1,140,105      880,841
Investment income ratio*                    0.00%        0.00%
Total return**                              7.55%       14.40%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                              Sub-Account
                                    ------------------------------
                                    Small Cap Value Trust Series 0
                                    ------------------------------
                                       Year Ended      Year Ended
                                       Dec. 31/06    Dec. 31/05 xxx
                                    ---------------  --------------
Units, beginning of period                    1,157          --
Units issued                                 11,085       1,157
Units redeemed                               (1,548)         --
                                    ---------------      ------
Units, end of period                         10,694       1,157
                                    ===============      ======
Unit value, end of period $                   35.44       29.70
Assets, end of period $                     378,961      34,364
Investment income ratio*                       0.06%       0.00%
Total return, lowest to highest**   13.65% to 19.32%       2.55%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                    ---------------------------
                                    Small Company Trust Series 0
                                    ---------------------------
                                    Year Ended     Year Ended
                                    Dec. 31/06   Dec. 31/05 xxx
                                    ----------   --------------
Units, beginning of period               40             --
Units issued                            214             51
Units redeemed                          (91)           (11)
                                      -----          -----
Units, end of period                    163             40
                                      =====          =====
Unit value, end of period $           11.76          11.13
Assets, end of period $               1,911            446
Investment income ratio*               0.00%          0.00%
Total return**                         5.66%          1.61%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                     Sub-Account
                                         -----------------------------------
                                             Small Company Trust Series 1
                                         -----------------------------------
                                         Year Ended Year Ended  Period Ended
                                         Dec. 31/06 Dec. 31/05 Dec. 31/04 ###
                                         ---------- ---------- --------------
Units, beginning of period                  33,689     4,484            --
Units issued                               188,007    30,727       149,721
Units redeemed                             (92,265)   (1,522)     (145,237)
                                         ---------   -------      --------
Units, end of period                       129,431    33,689         4,484
                                         =========   =======      ========
Unit value, end of period $                  17.09     16.18         15.22
Assets, end of period $                  2,211,694   545,155        68,244
Investment income ratio*                      0.00%     0.00%         0.00%
Total return**                                5.60%     6.32%        21.76%
--------
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                           Sub-Account
                                  ---------------------------------
                                  Small Company Value Trust Series 0
                                  ---------------------------------
                                    Year Ended        Year Ended
                                    Dec. 31/06      Dec. 31/05 xxx
                                   --------------   --------------
Units, beginning of period                   187           --
Units issued                             114,103          194
Units redeemed                           (10,645)          (7)
                                   --------------       -----
Units, end of period                     103,645          187
                                   ==============       =====
Unit value, end of period $                13.41        11.61
Assets, end of period $                1,389,495        2,176
Investment income ratio*                    0.02%        0.00%
Total return, lowest to highest** 5.55% to 15.50%        5.47%
--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ---------------------------------------------------------
                                        Small Company Value Trust Series 1
                            ---------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   1,245,748   1,260,713   1,150,161   1,002,491    565,676
Units issued                   154,295     187,060     308,204     453,829    599,988
Units redeemed                (187,072)   (202,025)   (197,652)   (306,159)  (163,173)
                            ----------  ----------  ----------  ----------  ---------
Units, end of period         1,212,971   1,245,748   1,260,713   1,150,161  1,002,491
                            ==========  ==========  ==========  ==========  =========
Unit value, end of period $      20.22       17.52       16.36       13.07       9.78
Assets, end of period $     24,522,007  21,820,203  20,631,270  15,034,590  9,803,823
Investment income ratio*          0.06%       0.26%       0.16%       0.39%      0.27%
Total return**                   15.42%       7.04%      25.19%      33.67%     (5.93)%

                                          Sub-Account
                                  ----------------------------
                                  Special Value Trust Series 0
                                  ----------------------------
                                           Year Ended
                                          Dec. 31/06 #
                                  ----------------------------
Units, beginning of period                           --
Units issued                                      2,929
Units redeemed                                     (184)
                                         --------------
Units, end of period                              2,745
                                         ==============
Unit value, end of period $                       12.44
Assets, end of period $                          34,136
Investment income ratio*                           0.00%
Total return, lowest to highest**        5.51% to 10.88%
--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                             Sub-Account
                            ---------------------------------------------
                                     Special Value Trust Series 1
                            ---------------------------------------------
                            Year Ended Year Ended Year Ended Period Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 ^^
                            ---------- ---------- ---------- -------------
Units, beginning of period    67,855      63,126     42,051          --
Units issued                   8,248      15,342     24,527      44,876
Units redeemed               (54,132)    (10,613)    (3,452)     (2,825)
                             -------   ---------  ---------     -------
Units, end of period          21,971      67,855     63,126      42,051
                             =======   =========  =========     =======
Unit value, end of period $    22.25       20.08      19.01       15.82
Assets, end of period $      488,880   1,362,368  1,200,169     665,250
Investment income ratio*        0.02%       0.00%      0.00%       0.00%
Total return**                 10.84%       5.61%     20.18%      26.56%
--------
^^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                           Sub-Account
                                  -----------------------------
                                  Strategic Bond Trust Series 0
                                  -----------------------------
                                           Year Ended
                                          Dec. 31/06 #
                                          ------------
Units, beginning of period                           --
Units issued                                      9,607
Units redeemed                                     (826)
                                          -------------
Units, end of period                              8,781
                                          =============
Unit value, end of period $                       10.99
Assets, end of period $                          96,498
Investment income ratio*                           1.21%
Total return, lowest to highest**         6.69% to 7.25%
--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                   Sub-Account
                            --------------------------------------------------------
                                          Strategic Bond Trust Series 1
                            --------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03 Dec. 31/02
                            ----------  ----------  ----------  ---------- ----------
Units, beginning of period     475,070     472,670     454,870    391,405    366,019
Units issued                    87,186      51,793      88,124    181,832    120,547
Units redeemed                 (55,524)    (49,393)    (70,324)  (118,367)   (95,161)
                            ----------  ----------  ----------  ---------  ---------
Units, end of period           506,732     475,070     472,670    454,870    391,405
                            ==========  ==========  ==========  =========  =========
Unit value, end of period $      23.26       21.73       21.16      19.84      17.54
Assets, end of period $     11,787,711  10,322,942  10,001,024  9,023,050  6,863,987
Investment income ratio*          6.50%       2.75%       3.75%      4.76%      6.76%
Total return**                    7.06%       2.70%       6.67%     13.11%      8.96%

                                           Sub-Account
                                  ------------------------------
                                  Strategic Income Trust Series 0
                                  ------------------------------
                                    Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 xxx
                                  -------------   --------------
Units, beginning of period                  515          --
Units issued                             11,672         515
Units redeemed                           (4,989)         --
                                  -------------       -----
Units, end of period                      7,198         515
                                  =============       =====
Unit value, end of period $               10.70       10.28
Assets, end of period $                  77,024       5,292
Investment income ratio*                   6.15%      69.96%
Total return, lowest to highest** 2.73% to 4.08%       1.23%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                        Sub-Account
                            -----------------------------------
                              Strategic Income Trust Series 1
                            -----------------------------------
                            Year Ended Year Ended  Period Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 ###
                            ---------- ---------- --------------
Units, beginning of period    18,409      3,766           --
Units issued                  39,532     15,773        4,389
Units redeemed                (3,734)    (1,130)        (623)
                             -------    -------       ------
Units, end of period          54,207     18,409        3,766
                             =======    =======       ======
Unit value, end of period $    14.48      13.93        13.62
Assets, end of period $      784,930    256,383       51,273
Investment income ratio*        4.57%      6.20%        3.65%
Total return**                  3.97%      2.28%        8.93%

--------
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                           Sub-Account
                                  -------------------------------------
                                  Strategic Opportunities Trust Series 0
                                  -------------------------------------
                                    Year Ended          Year Ended
                                    Dec. 31/06        Dec. 31/05 xxx
                                    --------------    --------------
Units, beginning of period                     4             --
Units issued                              31,585              5
Units redeemed                            (2,709)            (1)
                                    --------------        -----
Units, end of period                      28,880              4
                                    ==============        =====
Unit value, end of period $                13.40          11.94
Assets, end of period $                  387,026             50
Investment income ratio*                    0.00%          0.00%
Total return, lowest to highest** 7.14% to 12.25%          7.27%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                       Strategic Opportunities Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   1,678,316   1,853,876   2,066,438   2,124,457   2,079,350
Units issued                    49,925      68,412     130,505     207,014     304,431
Units redeemed                (264,449)   (243,972)   (343,067)   (265,033)   (259,324)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         1,463,792   1,678,316   1,853,876   2,066,438   2,124,457
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      16.01       14.28       13.01       11.59        9.21
Assets, end of period $     23,438,187  23,960,368  24,121,175  23,938,705  19,557,281
Investment income ratio*          0.01%       0.43%       0.09%       0.00%       0.00%
Total return**                   12.15%       9.72%      12.31%      25.85%     (38.77%)

                                           Sub-Account
                                  ------------------------------
                                  Strategic Value Trust Series 0
                                  ------------------------------
                                            Year Ended
                                          Dec. 31/06 # m
                                  ------------------------------
Units, beginning of period                            --
Units issued                                       1,238
Units redeemed                                    (1,238)
                                          --------------
Units, end of period                                  --
                                          ==============
Unit value, end of period $                        11.74
Assets, end of period $                               --
Investment income ratio*                            4.49%
Total return, lowest to highest**         9.16% to 11.71%

--------
# m Terminated as an investment option and funds transferred to Large Cap Value
    Trust on Dec. 4, 2006. Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ---------------------------------------------------------
                                          Strategic Value Trust Series 1
                            ---------------------------------------------------------
                              Year Ended   Year Ended  Year Ended Year Ended Year Ended
                            Dec. 31/06 (m) Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02
                            -------------- ----------  ---------- ---------- ----------
Units, beginning of period      132,949      121,047      85,555    64,422     33,938
Units issued                     23,351       30,049     243,733    29,509     33,649
Units redeemed                 (156,300)     (18,147)   (208,241)   (8,376)    (3,165)
                               --------    ---------   ---------   -------    -------
Units, end of period                 --      132,949     121,047    85,555     64,422
                               ========    =========   =========   =======    =======
Unit value, end of period $       13.17        11.80       11.84     10.03       7.79
Assets, end of period $              --    1,568,879   1,432,678   858,268    501,850
Investment income ratio*           2.92%        0.73%       0.66%     0.02%      0.00%
Total return**                    11.62%       (0.30)%     17.98%    28.77%    (27.20%)

--------
(m) Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

                                           Sub-Account
                                  ---------------------------
                                   Total Return Trust Series 0
                                  ---------------------------
                                    Year Ended     Year Ended
                                    Dec. 31/06   Dec. 31/05 xxx
                                  -------------  --------------
Units, beginning of period                  207         --
Units issued                            127,574        225
Units redeemed                          (15,033)       (18)
                                  -------------      -----
Units, end of period                    112,748        207
                                  =============      =====
Unit value, end of period $               11.39      10.99
Assets, end of period $               1,284,476      2,274
Investment income ratio*                   0.34%      0.00%
Total return, lowest to highest** 3.67% to 4.15%     (0.07%)

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                    Sub-Account
                            ----------------------------------------------------------
                                            Total Return Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   1,115,248   1,021,035   1,051,424     804,407     486,338
Units issued                   159,856     158,392     163,844     401,469     462,281
Units redeemed                (104,524)    (64,179)   (194,233)   (154,452)   (144,212)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         1,170,580   1,115,248   1,021,035   1,051,424     804,407
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      19.04       18.37       17.93       17.08       16.27
Assets, end of period $     22,283,837  20,493,352  18,308,958  17,963,495  13,086,755
Investment income ratio*          3.34%       2.28%       3.84%       2.61%       2.43%
Total return**                    3.60%       2.48%       4.96%       5.01%       9.52%

                                            Sub-Account
                                  --------------------------------------
                                  Total Stock Market Index Trust Series 0
                                  --------------------------------------
                                     Year Ended          Year Ended
                                     Dec. 31/06        Dec. 31/05 xxx
                                    ---------------    --------------
Units, beginning of period                    151             --
Units issued                               18,251            151
Units redeemed                             (6,586)            --
                                    ---------------        -----
Units, end of period                       11,816            151
                                    ===============        =====
Unit value, end of period $                 46.25          40.10
Assets, end of period $                   546,447          6,036
Investment income ratio*                     0.06%          0.00%
Total return, lowest to highest** 12.21% to 15.33%          3.30%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                  Sub-Account
                            -----------------------------------------------------
                                    Total Stock Market Index Trust Series 1
                            -----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period    498,306    503,811    391,161    255,300    227,808
Units issued                   75,161     90,402    192,234    153,399    134,963
Units redeemed                (62,442)   (95,907)   (79,584)   (17,538)  (107,471)
                            ---------  ---------  ---------  ---------  ---------
Units, end of period          511,025    498,306    503,811    391,161    255,300
                            =========  =========  =========  =========  =========
Unit value, end of period $     13.94      12.09      11.44      10.24       7.84
Assets, end of period $     7,122,081  6,023,552  5,762,135  4,003,691  2,001,779
Investment income ratio*         0.93%      1.07%      0.58%      0.00%      0.93%
Total return**                  15.29%      5.70%     11.73%     30.55%    (21.29%)

                                        Sub-Account
                                  ------------------------
                                  Turner Core Growth Trust
                                  ------------------------
                                         Year Ended
                                        Dec. 31/06 #
                                  ------------------------
Units, beginning of period                        --
Units issued                                     653
Units redeemed                                  (147)
Units, end of period                             506
Unit value, end of period $                    26.76
Assets, end of period $                       13,557
Investment income ratio*                        1.67%
Total return, lowest to highest**      3.17% to 8.52%

--------
#   Fund available in prior year but no activity.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                Sub-Account
                                  ---------------------------------------
                                          U.S. Core Trust Series 0
                                  ---------------------------------------
                                         Year Ended           Year Ended
                                  Dec. 31/06 (greater than) Dec. 31/05 xxx
                                  ------------------------- --------------
Units, beginning of period                        585              --
Units issued                                   20,589             608
Units redeemed                                 (3,066)            (23)
                                       --------------           -----
Units, end of period                           18,108             585
                                       ==============           =====
Unit value, end of period $                     11.49           10.52
Assets, end of period $                       208,118           6,151
Investment income ratio*                         1.27%           0.00%
Total return, lowest to highest**      7.97% to 10.74%           1.88%

--------
(greater than)Fund renamed on May 1, 2006. Previously known as Growth & Income
              Trust. xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                     Sub-Account
                            -----------------------------------------------------------
                                              U.S. Core Trust Series 1
                            -----------------------------------------------------------
                             Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06 ~ Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ------------ ----------  ----------  ----------  ----------
Units, beginning of period    2,228,980   2,469,930   2,677,391   2,701,501   2,674,526
Units issued                     59,817     117,404     144,437     212,552     284,167
Units redeemed                 (324,438)   (358,354)   (351,898)   (236,662)   (257,192)
                             ----------  ----------  ----------  ----------  ----------
Units, end of period          1,964,359   2,228,980   2,469,930   2,677,391   2,701,501
                             ==========  ==========  ==========  ==========  ==========
Unit value, end of period $       22.03       20.18       19.77       18.52       14.63
Assets, end of period $      43,266,764  44,970,116  48,840,004  49,584,271  39,523,291
Investment income ratio*           1.22%       1.38%       0.86%       0.97%       0.60%
Total return**                     9.18%       2.04%       6.78%      26.59%     (24.33%)

--------
~   Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  ----------------------------------------
                                  U.S. Global Leaders Growth Trust Series 0
                                  ----------------------------------------
                                    Year Ended           Year Ended
                                    Dec. 31/06         Dec. 31/05 xxx
                                     -------------     --------------
Units, beginning of period                   49               --
Units issued                              4,034               49
Units redeemed                             (188)              --
                                     -------------         -----
Units, end of period                      3,895               49
                                     =============         =====
Unit value, end of period $               11.10            10.90
Assets, end of period $                  43,231              530
Investment income ratio*                   0.00%            1.81%
Total return, lowest to highest** 1.81% to 6.90%            1.93%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                        Sub-Account
                            ----------------------------------------
                            U.S. Global Leaders Growth Trust Series 1
                            Year Ended   Year Ended    Period Ended
                            Dec. 31/06   Dec. 31/05   Dec. 31/04 ###
                            ----------   ----------   --------------
Units, beginning of period    204,597        9,299            --
Units issued                   31,551      219,589        11,925
Units redeemed                (96,699)     (24,291)       (2,626)
                            ---------    ---------       -------
Units, end of period          139,449      204,597         9,299
                            =========    =========       =======
Unit value, end of period $     13.58        13.34         13.23
Assets, end of period $     1,894,209    2,729,838       123,009
Investment income ratio*         0.00%        0.23%         1.17%
Total return**                   1.81%        0.87%         5.82%

--------
### Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                                 Sub-Account
                                  -----------------------------------------
                                  U.S. Government Securities Trust Series 0
                                  -----------------------------------------
                                                 Year Ended
                                                Dec. 31/06 #
                                  -----------------------------------------
Units, beginning of period                                 --
Units issued                                            5,259
Units redeemed                                         (1,771)
Units, end of period                                    3,488
Unit value, end of period $                             12.24
Assets, end of period $                                42,688
Investment income ratio*                                 0.76%
Total return, lowest to highest**               4.24% to 4.74%

--------
#   Fund available in prior year but no activity.

                                                    Sub-Account
                            ----------------------------------------------------------
                                     U.S. Government Securities Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     773,526     941,170   1,240,879   1,299,367     602,920
Units issued                    57,942      56,823     124,017     295,436     831,572
Units redeemed                 (97,796)   (224,467)   (423,726)   (353,924)   (135,125)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period           733,672     773,526     941,170   1,240,879   1,299,367
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      16.94       16.23       15.98       15.53       15.27
Assets, end of period $     12,431,478  12,555,989  15,039,513  19,272,188  19,836,614
Investment income ratio*          4.94%       1.81%       2.10%       3.30%       2.84%
Total return**                    4.39%       1.58%       2.89%       1.73%       7.99%

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  ----------------------------------
                                  U.S. High Yield Bond Trust Series 0
                                  ----------------------------------
                                    Year Ended        Year Ended
                                    Dec. 31/06      Dec. 31/05 xxx
                                   -------------    --------------
Units, beginning of period                   --            --
Units issued                              4,937            --
Units redeemed                           (1,083)           --
                                   -------------        -----
Units, end of period                      3,854            --
                                   =============        =====
Unit value, end of period $               11.42         10.42
Assets, end of period $                  44,001             3
Investment income ratio*                   0.41%         0.00%
Total return, lowest to highest** 6.52% to 9.60%         1.17%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                   Sub-Account
                            ----------------------------------
                            U.S. High Yield Bond Trust Series 1
                            ----------------------------------
                            Year Ended        Year Ended
                            Dec. 31/06      Dec. 31/05 xxx
                            ----------      --------------
Units, beginning of period        371              --
Units issued                  316,818             372
Units redeemed               (254,009)             (1)
                             --------           -----
Units, end of period           63,180             371
                             ========           =====
Unit value, end of period $     14.25           13.01
Assets, end of period $       900,741           4,822
Investment income ratio*         0.06%           0.00%
Total return**                   9.57%           4.08%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                           Sub-Account
                                  -----------------------------
                                  U.S. Large Cap Trust Series 0
                                  -----------------------------
                                    Year Ended      Year Ended
                                    Dec. 31/06    Dec. 31/05 xxx
                                  --------------  --------------
Units, beginning of period                     4         --
Units issued                              25,907          5
Units redeemed                            (5,044)        (1)
                                  --------------      -----
Units, end of period                      20,867          4
                                  ==============      =====
Unit value, end of period $                12.41      11.21
Assets, end of period $                  258,878         44
Investment income ratio*                    0.03%      0.00%
Total return, lowest to highest** 7.68% to 10.68%      3.58%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                    Sub-Account
                            ----------------------------------------------------------
                                           U.S. Large Cap Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period   3,446,247   3,711,231   1,199,921   1,128,167     881,525
Units issued                    65,275     111,873   3,153,720     228,970     430,793
Units redeemed                (405,628)   (376,857)   (642,410)   (157,216)   (184,151)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period         3,105,894   3,446,247   3,711,231   1,199,921   1,128,167
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      16.89       15.26       14.43       13.19        9.62
Assets, end of period $     52,467,049  52,609,938  53,540,709  15,824,781  10,855,368
Investment income ratio*          0.57%       0.43%       0.14%       0.40%       0.29%
Total return**                   10.66%       5.81%       9.39%      37.06%     (25.18%)

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------
                                     Utilities Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                     47         --
Units issued                               21,615         49
Units redeemed                             (1,972)        (2)
                                  ---------------      -----
Units, end of period                       19,690         47
                                  ===============      =====
Unit value, end of period $                 15.17      11.57
Assets, end of period $                   298,683        547
Investment income ratio*                     0.10%      0.00%
Total return, lowest to highest** 25.74% to 31.06%      3.87%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                 Sub-Account
                            ----------------------------------------------------
                                           Utilities Trust Series 1
                            ----------------------------------------------------
                            Year Ended Year Ended Year Ended Year Ended Year Ended
                            Dec. 31/06 Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02
                            ---------- ---------- ---------- ---------- ----------
Units, beginning of period    214,242    262,919     86,095     59,608     9,963
Units issued                  461,446    295,499    229,797    232,158    69,015
Units redeemed               (167,723)  (344,176)   (52,973)  (205,671)  (19,370)
                            ---------  ---------  ---------   --------   -------
Units, end of period          507,965    214,242    262,919     86,095    59,608
                            =========  =========  =========   ========   =======
Unit value, end of period $     19.04      14.54      12.44       9.61      7.15
Assets, end of period $     9,672,916  3,114,125  3,271,438    827,660   425,957
Investment income ratio*         1.34%      0.45%      0.63%      0.97%     0.00%
Total return**                  31.00%     16.82%     29.42%     34.54%   (23.55%)

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

7. Financial Highlights

                                            Sub-Account
                                  ------------------------------
                                       Value Trust Series 0
                                  ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 xxx
                                  ---------------  --------------
Units, beginning of period                     46         --
Units issued                               22,949         46
Units redeemed                             (4,108)        --
                                  ---------------      -----
Units, end of period                       18,887         46
                                  ===============      =====
Unit value, end of period $                 13.90      11.48
Assets, end of period $                   262,517        527
Investment income ratio*                     0.08%      0.00%
Total return, lowest to highest** 13.77% to 21.03%      5.54%

--------
xxx Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                    Sub-Account
                            ----------------------------------------------------------
                                                Value Trust Series 1
                            ----------------------------------------------------------
                            Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
                            Dec. 31/06  Dec. 31/05  Dec. 31/04  Dec. 31/03   Dec. 31/02
                            ----------  ----------  ----------  ----------  ----------
Units, beginning of period     800,166     857,071     927,735     901,064     812,349
Units issued                   175,256      64,856     103,866     172,244     241,640
Units redeemed                (182,966)   (121,761)   (174,530)   (145,573)   (152,925)
                            ----------  ----------  ----------  ----------  ----------
Units, end of period           792,456     800,166     857,071     927,735     901,064
                            ==========  ==========  ==========  ==========  ==========
Unit value, end of period $      29.90       24.71       21.95       19.06       13.73
Assets, end of period $     23,697,339  19,767,664  18,811,290  17,679,245  12,374,748
Investment income ratio*          0.37%       0.62%       0.60%       1.19%       0.78%
Total return**                   21.04%      12.56%      15.18%      38.76%     (22.80%)

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                                     Dividend Income Distribution Capital Gain Distribution         Total
                                                     ---------------------------- ------------------------- ---------------------
Sub-account                                            2006          2005           2006          2005         2006       2005
-----------                                            --------      ---------     ---------    ----------  ---------- ----------
500 Index Trust B Series 0                           $603,292             --             --    $  641,328   $  603,292 $  641,328
500 Index Trust Series 1                              379,652        599,172             --            --      379,652    599,172
Active Bond Trust Series 0                                335             --             --            --          335         --
Active Bond Trust Series 1                            301,914             --             --        36,421      301,914     36,421
Aggressive Growth Trust Series 1                           --             --             --            --           --         --
All Asset Portfolio Series 0                            1,106             25             74             2        1,180         27
All Asset Portfolio Series 1                           52,790         27,626          3,048         2,510       55,838     30,136
All Cap Core Trust Series 0                                23             --             --            --           23         --
All Cap Core Trust Series 1                           103,137        124,302             --            --      103,137    124,302
All Cap Growth Trust Series 0                              --             --             --            --           --         --
All Cap Growth Trust Series 1                              --             --             --            --           --         --
All Cap Value Trust Series 0                                5             --            101            --          106         --
All Cap Value Trust Series 1                           28,752         27,122        640,858       190,427      669,610    217,549
American Blue Chip Income and Growth Trust Series 1    25,885          9,308         79,671       332,203      105,556    341,511
American Bond Trust Series 1                               --             --             --            --           --         --
American Growth Trust Series 1                         76,269             --        162,016        14,957      238,285     14,957
American Growth-Income Trust Series 1                 105,368         33,459         11,270        10,278      116,638     43,737
American International Trust Series 1                 163,622         69,125        187,867       744,932      351,489    814,057
Blue Chip Growth Trust Series 0                            52             --             --            --           52         --
Blue Chip Growth Trust Series 1                        77,469        151,994             --            --       77,469    151,994
Bond Index Trust B Series 0                                91             --             --            --           91         --
Brandes International Equity Trust                        185             --            781            --          966         --
Business Opportunity Value Trust                          100             --            647            --          747         --
Capital Appreciation Trust Series 0                        --             --         19,227            --       19,227         --
Capital Appreciation Trust Series 1                        --             --        564,724            --      564,724         --
Classic Value Trust Series 0                            4,404             10          7,712            79       12,116         89
Classic Value Trust Series 1                           94,742         30,124        195,315       253,016      290,057    283,140
Core Bond Trust Series 0                                  149             --             --            --          149         --
Core Bond Trust Series 1                                2,606             --             --            --        2,606         --
Core Equity Trust Series 0                                 --             --             11            --           11         --
Core Equity Trust Series 1                                 --             --         70,187            --       70,187         --
Core Value Trust Series 1                                  --              1             --            --           --          1
CSI Equity Trust                                        3,208             --          2,194            --        5,402         --
Diversified Bond Trust Series 1                            --        574,170             --        75,349           --    649,519
Dynamic Growth Trust Series 0                              --             --             --            --           --         --
Dynamic Growth Trust Series 1                              --             --             --            --           --         --
Emerging Growth Trust Series 0                             --             --            852            --          852         --
Emerging Growth Trust Series 1                             --             --        495,420            --      495,420         --
Emerging Small Company Trust Series 0                      --             --            948            --          948         --
Emerging Small Company Trust Series 1                      --             --      2,793,605            --    2,793,605         --
Equity-Income Trust Series 0                            3,317             --         13,196            --       16,513         --
Equity-Income Trust Series 1                          831,303        701,403      3,420,441     1,938,633    4,251,744  2,640,036
Equity-Index Trust Series 1                                --      1,166,251             --            --           --  1,166,251
Financial Services Trust Series 0                           6             --             --            --            6         --

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                            Dividend Income Distribution Capital Gain Distribution        Total
                                            ---------------------------- ------------------------- -------------------
Sub-account                                   2006           2005          2006         2005         2006      2005
-----------                                   ---------      ---------     ---------     -------   --------- ---------
Financial Services Trust Series 1               9,681          8,431            53          --         9,734     8,431
Frontier Capital Appreciation Trust                --             --           862          --           862        --
Fundamental Value Trust Series 0                  352             --         1,348          --         1,700        --
Fundamental Value Trust Series 1              106,909         47,318       444,899          --       551,808    47,318
Global Allocation Trust Series 0                  115             --            --          --           115        --
Global Allocation Trust Series 1               44,435         16,582            --          --        44,435    16,582
Global Bond Trust Series 0                         --             --           115          --           115        --
Global Bond Trust Series 1                         --        285,344        79,801      51,752        79,801   337,096
Global Equity Select Trust Series 1                --            249            --       7,537            --     7,786
Global Trust Series 0                             254             --            --          --           254        --
Global Trust Series 1                         180,582        153,729            --          --       180,582   153,729
Growth & Income Trust Series 0                    530             --         5,592          --         6,122        --
Health Sciences Trust Series 0                     --             --         2,610          --         2,610        --
Health Sciences Trust Series 1                     --             --       531,956     328,475       531,956   328,475
High Grade Bond Trust Series 1                     --        213,800            --          --            --   213,800
High Yield Trust Series 0                         352             --            --          --           352        --
High Yield Trust Series 1                   1,087,997        779,033            --          --     1,087,997   779,033
Income & Value Trust Series 0                      12             --            --          --            12        --
Income & Value Trust Series 1                 704,508        618,409            --          --       704,508   618,409
International Core Trust Series 0               1,110             --         8,445          --         9,555        --
International Core Trust Series 1             158,017        173,758     1,201,970          --     1,359,987   173,758
International Equity Index Trust A Series 1    46,558         31,560        47,159     291,231        93,717   322,791
International Equity Index Trust B Series 0       416             --           408          --           824        --
International Equity Select Trust Series 1         --         24,945            --      73,783            --    98,728
International Opportunities Trust Series 0         34             --           279          --           313        --
International Opportunities Trust Series 1     13,211             --       118,028          --       131,239        --
International Small Cap Trust Series 0            288             --            --          --           288        --
International Small Cap Trust Series 1        157,915         92,197            --          --       157,915    92,197
International Value Trust Series 0                632             --         1,483          --         2,115        --
International Value Trust Series 1            572,982        172,964     1,374,504     226,427     1,947,486   399,391
Investment Quality Bond Trust Series 0            359             --            --          --           359        --
Investment Quality Bond Trust Series 1      1,184,183      1,339,988            --          --     1,184,183 1,339,988
Large Cap Growth Trust Series 0                   118             --            --          --           118        --
Large Cap Growth Trust Series 1                69,618        135,921            --          --        69,618   135,921
Large Cap Trust Series 0                           12             --            69          --            81        --
Large Cap Trust Series 1                           56             --           605          --           661        --
Large Cap Value Trust Series 0                    222             --         3,600          --         3,822        --
Large Cap Value Trust Series 1                 28,634             --       514,009          --       542,643        --
Lifestyle Aggressive Trust Series 0            51,349             23       135,936          --       187,285        23
Lifestyle Aggressive Trust Series 1         1,424,276        251,595     3,771,812     193,629     5,196,088   445,224
Lifestyle Balanced Trust Series 0              88,793            132        97,180          --       185,973       132
Lifestyle Balanced Trust Series 1           3,043,963      1,712,984     3,622,070     693,132     6,666,033 2,406,116
Lifestyle Conservative Trust Series 0           3,958             --         1,802          --         5,760        --
Lifestyle Conservative Trust Series 1         315,474        307,653       203,717     197,988       519,191   505,641

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                       Dividend Income Distribution Capital Gain Distribution        Total
                                       ---------------------------  ------------------------- --------------------
Sub-account                              2006           2005          2006         2005          2006      2005
-----------                              ---------     ---------     ---------    ---------   ---------- ---------
Lifestyle Growth Trust Series 0          301,720           222        334,603           --       636,323       222
Lifestyle Growth Trust Series 1        5,055,136     1,707,105      5,768,339      375,376    10,823,475 2,082,481
Lifestyle Moderate Trust Series 0          8,951            --          8,023           --        16,974        --
Lifestyle Moderate Trust Series 1        483,554       379,455        475,364      264,732       958,918   644,187
Managed Trust Series 0                     4,176            --         18,691        4,134        22,867     4,134
Mid Cap Core Trust Series 0                3,059            --         39,721           --        42,780        --
Mid Cap Core Trust Series 1               37,975            --        516,508       84,408       554,483    84,408
Mid Cap Index Trust Series 0                 225            --          1,513           --         1,738        --
Mid Cap Index Trust Series 1              61,677        42,208        430,916      275,628       492,593   317,836
Mid Cap Stock Trust Series 0                  --            --            717           --           717        --
Mid Cap Stock Trust Series 1                  --            --        887,583      353,590       887,583   353,590
Mid Cap Value Trust Series 0                 304            --          6,630           --         6,934        --
Mid Cap Value Trust Series 1             155,083        73,178      3,687,391      559,014     3,842,474   632,192
Mid Value Trust Series 0                      63            --          1,596           --         1,659        --
Money Market Trust B Series 0            298,096         3,353             --           --       298,096     3,353
Money Market Trust Series 1            3,660,440     2,164,222             --           --     3,660,440 2,164,222
Natural Resources Trust Series 0             769            --         24,298           --        25,067        --
Natural Resources Trust Series 1          59,999            --      2,012,912      110,159     2,072,911   110,159
Overseas Equity Trust Series 0                13            --             48           --            61        --
Overseas Trust Series 1                       --        36,753             --           --            --    36,753
Pacific Rim Trust Series 0                   733            --             --           --           733        --
Pacific Rim Trust Series 1               125,367        90,162             --           --       125,367    90,162
Quantitative All Cap Trust Series 0          199            --          1,098           --         1,297        --
Quantitative All Cap Trust Series 1        5,741         3,385         44,858       30,654        50,599    34,039
Quantitative Mid Cap Trust Series 0           --            --          2,909           --         2,909        --
Quantitative Mid Cap Trust Series 1           --            --        697,226           --       697,226        --
Quantitative Value Trust Series 0             --            --             --           --            --        --
Quantitative Value Trust Series 1          4,130           169         35,894        1,567        40,024     1,736
Real Estate Securities Trust Series 0      3,459            --         32,161           --        35,620        --
Real Estate Securities Trust Series 1    916,893       907,273      8,748,824    6,254,608     9,665,717 7,161,881
Real Return Bond Trust Series 0              112            --             83           --           195        --
Real Return Bond Trust Series 1           65,057            (1)        49,046       90,554       114,103    90,553
Science & Technology Trust Series 0           --            --             --           --            --        --
Science & Technology Trust Series 1           --            --             --           --            --        --
Select Growth Trust Series 1                  --            --             --           --            --        --
Short-Term Bond Trust Series 0               559            --             --           --           559        --
Small Cap Growth Trust Series 0               --            --             --           --            --        --
Small Cap Index Trust Series 0               173            --            876           --         1,049        --
Small Cap Index Trust Series 1            42,090        38,982        227,435      263,505       269,525   302,487
Small Cap Opportunities Trust Series 0       487            --          1,698           --         2,185        --
Small Cap Opportunities Trust Series 1    67,934            --        254,106       39,994       322,040    39,994
Small Cap Trust Series 0                      --            --            335           --           335        --
Small Cap Trust Series 1                      --            --         78,979           --        78,979        --
Small Cap Value Trust Series 0               107            --         17,161           --        17,268        --

        John Hancock Life Insurance Company (U.S.A.) Separate Account A

8. Details of Net Investment Income

The Net Investment Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                          Dividend Income Distribution Capital Gain Distribution        Total
                                          ---------------------------- ------------------------- -------------------
Sub-account                                    2006           2005         2006         2005       2006      2005
-----------                                -----------    -----------  ------------- ----------- --------- ---------
Small Company Blend Trust Series 1                 --             --              --          --        --        --
Small Company Trust Series 0                       --             --              62          --        62        --
Small Company Trust Series 1                       --             --         116,281       2,972   116,281     2,972
Small Company Value Trust Series 0                 86             --          11,136          --    11,222        --
Small Company Value Trust Series 1             15,313         53,684       3,530,789     319,242 3,546,102   372,926
Small Mid-Cap Growth Trust Series 1                --             --              --          --        --        --
Small Mid-Cap Trust Series 1                       --             --              --      12,520        --    12,520
Special Value Trust Series 0                       --             --              --          --        --        --
Special Value Trust Series 1                      125             --          44,833       4,928    44,958     4,928
Strategic Bond Trust Series 0                     411             --              --          --       411        --
Strategic Bond Trust Series 1                 699,660        277,757              --          --   699,660   277,757
Strategic Growth Trust Series 1                    --             --              --      49,495        --    49,495
Strategic Income Trust Series 0                 2,366            199               7          12     2,373       211
Strategic Income Trust Series 1                24,641          9,534             131         583    24,772    10,117
Strategic Opportunities Trust Series 0              4             --              --          --         4        --
Strategic Opportunities Trust Series 1          2,807        100,498              --          --     2,807   100,498
Strategic Value Trust Series 0                    320             --           2,831          --     3,151        --
Strategic Value Trust Series 1                 42,889         10,919         380,309     133,139   423,198   144,058
Total Return Trust Series 0                     1,828             --              --          --     1,828        --
Total Return Trust Series 1                   706,894        441,428              --     454,745   706,894   896,173
Total Stock Market Index Trust Series 0           207             --             106          --       313        --
Total Stock Market Index Trust Series 1        58,730         63,347          31,416          --    90,146    63,347
Turner Core Growth Trust                           76             --             504          --       580        --
U.S. Core Trust Series 0                        1,774             --          17,188          --    18,962        --
U.S. Core Trust Series 1                      521,432        630,502       5,011,958     977,530 5,533,390 1,608,032
U.S. Global Leaders Growth Trust Series 0          --              1              21           9        21        10
U.S. Global Leaders Growth Trust Series 1          --          4,360          15,709      46,148    15,709    50,508
U.S. Government Securities Trust Series 0         170             --              --          --       170        --
U.S. Government Securities Trust Series 1     605,971        253,161              --     267,716   605,971   520,877
U.S. High Yield Bond Trust Series 0                72             --              --          --        72        --
U.S. High Yield Bond Trust Series 1               466             --              --          --       466        --
U.S. Large Cap Trust Series 0                      25             --              --          --        25        --
U.S. Large Cap Trust Series 1                 295,058        222,758              --          --   295,058   222,758
Utilities Trust Series 0                          108             --             554          --       662        --
Utilities Trust Series 1                       82,771         17,325         432,940     221,006   515,711   238,331
Value Trust Series 0                               72             --           2,420          --     2,492        --
Value Trust Series 1                           78,703        116,560       2,916,856          -- 2,995,559   116,560

PART C
OTHER INFORMATION

Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) establishing Separate Account N. Incorporated by reference to exhibit A (1) to the pre-effective amendment no. 1 file number 333-71312 filed with the Commission on January 2, 2002.

     (b) Not applicable.

     (c) (1) Distribution Agreement between John Hancock Life Insurance Company (U.S.A.) and ManEquity, Inc. dated January 1, 2001. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (2) Form of General Agent Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to pre-effective number 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (d) Form of Specimen Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(5)(a) to this registration statement on Form S-6 filed on August 20, 2002.

     (e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 7 file number 33-52310 filed with the Commission on April 26, 1996.
(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 9 file number 33-52310 filed with the Commission on April 26, 1996.

     (f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (a) Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (b) Amendment to the Articles of Redomestication dated January 1, 2005. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (2) By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (a) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (b) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (c) Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

     (h)(1) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John

Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company dated April 28, 2004 . Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (j) Not applicable.

     (k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.). Incorporated by reference to Exhibit 2 (a) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consents of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

     (i) Powers of Attorney for James R. Boyle, John DesPrezIII, John R. Ostler, Rex Schlaybaugh, Jr., Diana Scott, and Warren Thomson are incorporated by reference to post-effective amendment number 7 file number 333-88748 filed with the Commission on May 1, 2006.

     (ii) Powers of Attorney for Marc Costantini, Steve Finch, Hugh McHaffie and Katherine MacMillan are filed herewith.

Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) as of April 1, 2007

Name and Principal Business Address        Position with Depositor
-------------------------------------      ---------------------------------------------------------
Directors
James R. Boyle* .....................      Director
Marc Costantini* ....................      Director
John D. DesPrez III* ................      Director
Steve Finch** .......................      Director
Hugh McHaffie* ......................      Director
Katherine MacMillan***** ............      Director
John R. Ostler**** ..................      Director
Rex Schlaybaugh Jr.******* ..........      Director
Diana Scott* ........................      Director
Warren Thomson** ....................      Director
Officers
John D. DesPrez III* ................      Chairman and President
Hugh McHaffie* ......................      Executive Vice President, Wealth Management
James Boyle** .......................      Executive Vice President, Life Insurance
Steven Mannik**** ...................      Executive Vice President & General Manager, Reinsurance
Steve Finch** .......................      Senior Vice President & General Manager, Life Insurance

Name and Principal Business Address        Position with Depositor
-------------------------------------      ---------------------------------------------------------
Katherine MacMillan***** ............      Senior Vice President & General Manager, RPS
                                           Senior Vice President & General Manager, Variable
Marc Costantini* ....................      Annuities
Lynne Patterson* ....................      Senior Vice President & Chief Financial Officer
Diana Scott* ........................      Senior Vice President, Human Resources
Emanuel Alves* ......................      Vice President, Counsel and Corporate Secretary
Jonathan Chiel* .....................      Executive Vice President & General Counsel
Mitchell A. Karman** ................      Vice President, Chief Compliance Officer & Counsel
                                           Executive Vice President & Chief Investments Officer, US
Warren Thomson** ....................      Investments
Scott Hartz** .......................      Senior Vice President, US Investments
John Brabazon** .....................      Vice President & CFO, US Investments
Patrick Gill* .......................      Senior Vice President and Controller
Peter Mitsopoulos****** .............      Vice President, Treasury
Kris Ramdial***** ...................      Vice President, Treasury
Philip Clarkson** ...................      Vice President, Taxation
Brian Collins**** ...................      Vice President, Taxation
John H. Durfey**** ..................      Assistant Secretary
Kwong Yiu**** .......................      Assistant Secretary
Grace O'Connell* ....................      Assistant Secretary
Elizabeth Clark* ....................      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 380 Stuart Street, Boston, MA 02117

*******Principal Business Office is 400 Renaissance Center, Detroit, MI 48243

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock (USA), operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock (USA) as of December 31, 2006 appears below:

     Subsidiary Name

Manulife Reinsurance Limited (Bermuda)
Cavalier Cable, Inc.
John Hancock Investment Management Services, LLC
Manulife Reinsurance (Bermuda) Limited
Manulife Service Corporation
John Hancock Life Insurance Company of NewYork
Ennal, Inc.
John Hancock Distributors, LLC
Ironside Venture Partners I LLC
Ironside Venture Partners II LLC

Item 30. Indemnification

     The Form of Selling Agreement or Service Agreement between John Hancock Distributors, LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors, LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney's fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                              Capacity in Which Acting
--------------------------------------------------      -------------------------
John Hancock Variable Life Separate Account S ....      Principal Underwriter
John Hancock Variable Life Separate Account U ....      Principal Underwriter
John Hancock Variable Life Separate Account V ....      Principal Underwriter
John Hancock Variable Life Separate Account UV ...      Principal Underwriter
John Hancock Variable Annuity Separate Account I .      Principal Underwriter
John Hancock Variable Annuity Separate Account JF       Principal Underwriter
John Hancock Variable Annuity Separate Account U .      Principal Underwriter
John Hancock Variable Annuity Separate Account V .      Principal Underwriter
John Hancock Variable Annuity Separate Account H .      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ...............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ...............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ...............................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC as of April 1, 2007.

Name                                   Title
---------------------------------      -----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.

Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 25th day of April, 2007.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT A
                                  (Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III
                          Principal Executive Officer

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                  (Depositor)

                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III

                          Principal Executive Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration
Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2007.

/s/ Patrick Gill
------------------------------
Patrick Gill                          Senior Vice President and Controller
/s/ Lynne Patterson                   Senior Vice President and Chief Financial Officer
------------------------------
Lynne Patterson
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
Marc Costantini
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
Steven A. Finch
*                                     Director
------------------------------
Katherine MacMillan
*                                     Director
------------------------------
Hugh McHaffie
*                                     Director
------------------------------
John R. Ostler
*                                     Director
------------------------------
Rex Schlaybaugh Jr.
*                                     Director
------------------------------
Diana Scott
*                                     Director
------------------------------
Warren Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney

                    Prospectus Supplement Dated May 1, 2007


     This prospectus supplement is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) ("JH U.S.A.") and offering interests in John Hancock Variable Life Account A (the "Account" or "Separate Account").

     This supplement describes the changes that have been made in the product prospectuses pertaining to variable investment options that are available. Please note that certain of the investment options described in this prospectus supplement may not be available to you under your policy.





1. The prospectuses for the Accumulator II, EPVUL, VUL Protector, and SPVL products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index A
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation

American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Company Value
Special Value
Mid Cap Value
Value
All Cap Value
500 Index
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value

American Growth-Income
Equity-Income
American Blue Chip Income & Growth
Income & Value
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Core Bond
Active Bond
U.S. Government Securities
Money Market
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

2. The last two tables appearing in the section entitled "FEE TABLES" are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

     The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio`s average net assets for 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectuses for the portfolios.


            Annual Operating Expense of the Portfolios
        (Expenses that are Deducted from Portfolio Assets)              Minimum        Maximum
 Expenses that are deducted from the portfolio assets, including
 advisory fees, Rule 12b-1 fees                                        0.49%          1.62%
 and other expenses

     The next table describes fees and expenses for each of the portfolios. Except as indicated in the footnotes appearing at the end of the table, the expenses are expressed as a percentage of the portfolio's average net assets for the fiscal year ending December 31, 2006. More detail concerning each portfolio's fees and expenses is contained in the prospectus for the portfolio.


Portfolio Annual Expenses


                                               Management        12b-1          Other              Total
Portfolio                                         Fees            Fees        Expenses        Annual Expenses
----------------------------------------      ------------      -------      ----------      ----------------
 Science & TechnologyA .................      1.05%             0.05%        0.08%           1.18%
 Emerging Markets ValueB ...............      0.96%             0.05%        0.16%           1.17%
 Pacific Rim ...........................      0.80%             0.05%        0.22%           1.07%
 Health SciencesA ......................      1.05%             0.05%        0.09%           1.19%
 Emerging GrowthC ......................      0.80%             0.05%        0.77%           1.62%
 Emerging Small CompanyD ...............      0.97%             0.05%        0.05%           1.07%
 Small Cap .............................      0.85%             0.05%        0.06%           0.96%
 Small Cap Index .......................      0.48%             0.05%        0.04%           0.57%
 Dynamic GrowthD .......................      0.90%             0.05%        0.06%           1.01%
 Mid Cap Stock .........................      0.84%             0.05%        0.04%           0.93%
 Natural Resources .....................      1.00%             0.05%        0.06%           1.11%
 All Cap Growth ........................      0.85%             0.05%        0.05%           0.95%
 Financial Services ....................      0.82%             0.05%        0.04%           0.91%
 International Opportunities ...........      0.89%             0.05%        0.13%           1.07%
 International Small Cap ...............      0.92%             0.05%        0.19%           1.16%
 International Equity Index AE .........      0.54%             0.05%        0.02%           0.61%
 American InternationalF ...............      0.50%             0.60%        0.08%           1.18%
 International Value ...................      0.82%             0.05%        0.11%           0.98%
 International Core ....................      0.89%             0.05%        0.10%           1.04%
 Quantitative Mid CapB .................      0.74%             0.05%        0.13%           0.92%
 Mid Cap Index .........................      0.48%             0.05%        0.04%           0.57%
 Mid Cap IntersectionB .................      0.87%             0.05%        0.07%           0.99%
 GlobalC ...............................      0.82%             0.05%        0.14%           1.01%
 Capital Appreciation ..................      0.75%             0.05%        0.03%           0.83%
 American GrowthF ......................      0.32%             0.60%        0.05%           0.97%
 U.S. Global Leaders Growth ............      0.69%             0.05%        0.03%           0.77%
 Quantitative All Cap ..................      0.71%             0.05%        0.05%           0.81%
 All Cap Core ..........................      0.78%             0.05%        0.05%           0.88%
 Total Stock Market Index ..............      0.49%             0.05%        0.03%           0.57%
 Blue Chip GrowthA .....................      0.81%             0.05%        0.02%           0.88%
 U.S. Large Cap ........................      0.83%             0.05%        0.03%           0.91%

                                                     Management       12b-1          Other              Total
Portfolio                                               Fees           Fees        Expenses        Annual Expenses
----------------------------------------------      -----------      -------      ----------      ----------------
 Core Equity .................................      0.78%            0.05%        0.05%           0.88%
 Large Cap ValueD ............................      0.82%            0.05%        0.08%           0.95%
 Classic Value ...............................      0.80%            0.05%        0.11%           0.96%
 Utilities ...................................      0.83%            0.05%        0.12%           1.00%
 Real Estate Securities ......................      0.70%            0.05%        0.03%           0.78%
 Small Cap Opportunities .....................      0.99%            0.05%        0.03%           1.07%
 Small Company ValueA ........................      1.02%            0.05%        0.05%           1.12%
 Special ValueD/E ............................      0.97%            0.05%        0.07%           1.09%
 Mid Cap Value ...............................      0.86%            0.05%        0.04%           0.95%
 Value .......................................      0.74%            0.05%        0.05%           0.84%
 All Cap Value ...............................      0.82%            0.05%        0.05%           0.92%
 500 Index ...................................      0.46%            0.05%        0.03%           0.54%
 500 Index BC (NAV Class) ....................      0.46%            0.00%        0.03%           0.49%
 Fundamental Value ...........................      0.77%            0.05%        0.04%           0.86%
 U.S. Core ...................................      0.76%            0.05%        0.06%           0.87%
 Large CapD ..................................      0.72%            0.05%        0.01%           0.78%
 Quantitative Value ..........................      0.68%            0.05%        0.05%           0.78%
 American Growth-IncomeF .....................      0.27%            0.60%        0.04%           0.91%
 Equity-Income ...............................      0.81%            0.05%        0.03%           0.89%
 American Blue Chip Income & GrowthF .........      0.42%            0.60%        0.05%           1.07%
 Income & Value ..............................      0.79%            0.05%        0.07%           0.91%
 PIMCO VIT All AssetG ........................      0.79%            0.25%        0.45%           1.49%
 Global Allocation ...........................      0.85%            0.05%        0.13%           1.03%
 High Yield ..................................      0.66%            0.05%        0.05%           0.76%
 U.S. High Yield Bond ........................      0.73%            0.05%        0.02%           0.80%
 Strategic Bond ..............................      0.68%            0.05%        0.07%           0.80%
 Strategic Income ............................      0.71%            0.05%        0.14%           0.90%
 Global Bond .................................      0.70%            0.05%        0.10%           0.85%
 Investment Quality Bond .....................      0.60%            0.05%        0.07%           0.72%
 Total Return ................................      0.70%            0.05%        0.06%           0.81%
 American BondF ..............................      0.41%            0.60%        0.04%           1.05%
 Real Return BondH ...........................      0.70%            0.05%        0.07%           0.82%
 Core Bond ...................................      0.67%            0.05%        0.12%           0.84%
 Active Bond .................................      0.60%            0.05%        0.04%           0.69%
 U.S. Government SecuritiesD .................      0.61%            0.05%        0.08%           0.74%
 Money Market ................................      0.48%            0.05%        0.03%           0.56%
 Lifestyle AggressiveE .......................      0.94%            0.05%        0.02%           1.01%
 Lifestyle GrowthE ...........................      0.91%            0.05%        0.01%           0.97%
 Lifestyle BalancedE .........................      0.88%            0.05%        0.01%           0.94%
 Lifestyle ModerateE .........................      0.85%            0.05%        0.02%           0.92%
 Lifestyle ConservativeE .....................      0.82%            0.05%        0.02%           0.89%


AThe portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios").

The percentage reduction will be as follows:


Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                       0.00%

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%


This voluntary fee waiver may be terminated at any time by T. Rowe Price.

BFor portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

CThe portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses". A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variable annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the 500 Index B, Emerging Growth, and Global portfolios would be 0.22%, 0.28%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.25%, 1.10%, and 1.01% respectively.

DThe management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

EThe "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index A and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.60%, 1.07%, 0.11%, 0.10%, 0.11%, 0.10%, and
0.11%, respectively.

FThe portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

G"Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

HThe portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust, and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolios.

3. The "TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS" is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:


 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Emerging Small Company         RCM Capital Management LLC
 Small Cap                     Independence Investments LLC
 Small Cap Index                MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                Deutsche Investment Management
                               Americas, Inc.
 Mid Cap Stock                  Wellington Management Company,
                               LLP
 Natural Resources             Wellington Management Company,
                               LLP


 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Emerging Small Company         Seeks long-term growth of capitalby investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Index* at the time of
                               purchase.
 Small Cap                     Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index                Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                  Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources             Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ==================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel,
                                     LLC
 International Equity Index A        SSgA Funds Management, Inc.
 American International               Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                 Templeton Investment Counsel,
                                     LLC
 International Core                   Grantham, Mayo, Van Otterloo &
                                     Co. LLC
 Quantitative Mid Cap                MFC Global Investment
                                     Management (U.S.A.) Limited
 Mid Cap Index                        MFC Global Investment
                                     Management (U.S.A.) Limited



 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index A        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 American International               Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                   Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.
 Quantitative Mid Cap                Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its total assets
                                     (plus any borrowings for investment purposes) in U.S. mid-
                                     cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                        Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.

 Portfolio                          Portfolio Manager
=============================      ====================================
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                  T. Rowe Price Associates, Inc.
 U.S. Large Cap                     Capital Guardian Trust Company
 Core Equity                       Legg Mason Capital Management,
                                   Inc.


 Portfolio                          Investment Description
=============================      ================================================================
 Mid Cap Intersection              Seeks long- term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index.*
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                  Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies.
 U.S. Large Cap                     Seeks long-term growth of capital and income by investing
                                   the portfolio's assets, under normal market conditions,
                                   primarily in equity and equity-related securities of
                                   companies with market capitalization greater than $500
                                   million.
 Core Equity                       Seeks long-term capital growth by investing, under normal
                                   market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                   The subadviser seeks to purchase securities at large
                                   discounts to the subadviser's assessment of their intrinsic value.

 Portfolio                       Portfolio Manager
==========================      ==================================
 Large Cap Value                Blackrock Investment Management,
                                LLC
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Company Value             T. Rowe Price Associates, Inc.
 Special Value                  ClearBridge Advisors, LLC
 Mid Cap Value                   Lord, Abbett & Co. LLC
 Value                          Van Kampen
 All Cap Value                   Lord, Abbett & Co. LLC
 500 Index                      MFC Global Investment
                                Management (U.S.A.) Limited



 Portfolio                       Investment Description
==========================      ===============================================================
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Company Value             Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                  Seeks long-term capital growth by investing, under normal
                                circumstances, at least 80% of its net assets in common
                                stocks and other equity securities of companies whose
                                market capitalization at the time of investment is not
                                greater than the market capitalization of companies in the
                                Russell 2000 Value Index*.
 Mid Cap Value                   Seeks capital appreciation by investing, under normal
                                market conditions, at least 80% of the portfolio's net assets
                                (plus any borrowings for investment purposes) in mid-sized companies.
 Value                          Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                   Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                ranges that the subadviser believes are undervalued.
 500 Index                      Seeks to approximate the aggregate total return of a broad
                                U.S. domestic equity market index by attempting to track
                                the performance of the S&P 500 Stock Price Index.*

 Portfolio                               Portfolio Manager
==================================      ==================================
 500 Index B (NAV Shares)               MFC Global Investment
                                        Management (U.S.A.) Limited
 Fundamental Value                       Davis Selected Advisers, L.P.
 U.S. Core                              Grantham, Mayo, Van Otterloo &
                                        Co. LLC
 Large Cap                               UBS Global Asset Management
                                        (Americas) Inc.
 Quantitative Value                     MFC Global Investment
                                        Management (U.S.A.) Limited
 American Growth-Income                  Capital Research and Management
                                        Company (adviser to the American
                                        Funds Insurance Series)
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income               Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                         Capital Guardian Trust Company
 PIMCO VIT All Asset Portfolio           Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)



 Portfolio                               Investment Description
==================================      ==============================================================
 500 Index B (NAV Shares)               Seeks to approximate the aggregate total return of a broad
                                        U.S. domestic equity market index by attempting to track
                                        the performance of the S&P 500 Stock Price Index.*
 Fundamental Value                       Seeks growth of capital by investing, under normal market
                                        conditions, primarily in common stocks of U.S. companies
                                        with market capitalizations of at least $10 billion. The
                                        portfolio may also invest in U.S. companies with smaller
                                        capitalizations.
 U.S. Core                              Seeks a high total return by investing primarily in
                                        investments tied economically to the U.S. including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                                        characteristics similar to companies that issue stocks
                                        included in the Index.
 Large Cap                               Seeks to maximize total return, consisting of capital
                                        appreciation and current income, by investing, under
                                        normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                                        securities of U.S. large-cap companies.
 Quantitative Value                     Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income                  Seeks to make the shareholders' investment grow and
                                        provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                                        Growth-Income Fund, a series of American Funds
                                        Insurance Series. The Growth-Income Fund invests
                                        primarily in common stocks or other securities which
                                        demonstrate the potential for appreciation and/or dividends
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income               Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 PIMCO VIT All Asset Portfolio           The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.

 Portfolio                       Portfolio Manager
==========================      ==================================
 Global Allocation              UBS Global Asset Management
                                (Americas) Inc.
 High Yield                      Western Asset Management
                                Company
 U.S. High Yield Bond           Wells Capital Management,
                                Incorporated
 Strategic Bond                  Western Asset Management
                                Company
 Strategic Income               MFC Global Investment
                                Management (U.S.), LLC
 Global Bond                     Pacific Investment Management
                                Company, LLC
 Investment Quality Bond        Wellington Management Company,
                                LLP
 Total Return                    Pacific Investment Management
                                Company, LLC
 American Bond                  Capital Research and Management
                                Company (adviser to the American
                                Funds Insurance Series)
 Real Return Bond                Pacific Investment Management
                                Company LLC



 Portfolio                       Investment Description
==========================      ===============================================================
 Global Allocation              Seeks total return, consisting of long-term capital
                                appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                outside the U.S.
 High Yield                      Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                including corporate bonds and other fixed-income
                                securities.
 U.S. High Yield Bond           Seeks total return with a high level of current income by
                                investing, under normal market conditions, primarily in
                                below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                preferred and other convertible securities and bank loans.
 Strategic Bond                  Seeks a high level of total return consistent with
                                preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income               Seeks a high level of current income by investing, under
                                normal market conditions, primarily in foreign government
                                and corporate debt securities from developed and emerging
                                markets, U.S. Government and agency securities, and U.S.
                                high yield bonds.
 Global Bond                     Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                may be denominated in non-U.S. currencies or in U.S.
                                dollars.
 Investment Quality Bond        Seeks a high level of current income consistent with the
                                maintenance of principal and liquidity, by investing in a
                                diversified portfolio of investment grade bonds.
                                Investments will tend to focus on corporate bonds and U.S.
                                Government bonds with intermediate to longer term
                                maturities.
 Total Return                    Seeks to realize maximum total return, consistent with
                                preservation of capital and prudent investment
                                management, by investing, under normal market
                                conditions, at least 65% of the portfolio's assets in a
                                diversified portfolio of fixed income securities of varying maturities.
 American Bond                  Seeks to maximize current income and preserve capital by
                                investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                Seeks maximum return, consistent with preservation of
                                capital and prudent investment management, by investing,
                                under normal market conditions, at least 80% of its net
                                assets in inflation-indexed bonds of varying maturities
                                issued by the U.S. and non-U.S. governments and by
                                corporations.

 Portfolio                          Portfolio Manager
=============================      =============================
 Core Bond                         Wells Capital Management,
                                   Incorporated
 Active Bond                        Declaration Management &
                                   Research LLC and MFC Global
                                   Management (U.S.), LLC
 U.S. Government Securities        Western Asset Management
                                   Company
 Money Market                       MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Aggressive              MFC Global Investment
                                   Management (U.S.A.) Limited
                                   .
 Lifestyle Growth                   MFC Global Investment
                                   Management (U.S.A.) Limited
                                   .
 Lifestyle Balanced                MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Moderate                 MFC Global Investment
                                   Management (U.S.A.) Limited
 Lifestyle Conservative            MFC Global Investment
                                   Management (U.S.A.) Limited



 Portfolio                          Investment Description
=============================      ==============================================================
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities.
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                        Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Money Market                       Seeks maximum current income consistent with
                                   preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive              Seeks to provide long-term growth of capital (current
                                   income is not a consideration) by investing 100% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in equity securities.
 Lifestyle Growth                   Seeks to provide long-term growth of capital with
                                   consideration also given to current income by investing
                                   approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                   income securities and approximately 80% of its assets in
                                   other portfolios of the Trust, which invest primarily in
                                   equity securities.
 Lifestyle Balanced                Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 60% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Moderate                 Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                   Lifestyle Trust's assets in other portfolios of the Trust
                                   which invest primarily in fixed income securities and
                                   approximately 40% of its assets in other portfolios of the
                                   Trust which invest primarily in equity securities.
 Lifestyle Conservative            Seeks to provide a high level of current income with some
                                   consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                                   income securities and approximately 20% of its assets in
                                   other portfolios of the Trust, which invest primarily in
                                   equity securities.


"S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 3000 (Reg. TM)," and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire

Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion


4. Insert the following disclosure to the section of the prospectus entitled "Transfers of Policy Value".

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described in your prospectus if violations of their frequent trading policy are discovered.


5. The disclosure in the first paragraph under the section of the prospectus entitled "When we pay policy proceeds - - General" is deleted and the following substituted in its place.

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.


6. The disclosure under the section of the prospectus entitled "TAX TREATMENT OF THE POLICY" is deleted and the following substituted in its place.

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.


General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.


Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.


Policy Loans

     We expect that, except as noted below (see "7-Pay Premium Limit and Modified Endowment Contract Status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.


Diversification Rules and Ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.


7-pay Premium Limit and Modified Endowment Contract Status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

.. First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

.. Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

.. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      .  is made on or after the date on which the policy owner attains age
         591/2;

      .  is attributable to the policy owner becoming disabled; or

      . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.


Corporate and H.R. 10 Retirement Plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.


Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.


Life Insurance Purchases by Residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States federal income tax.


Life Insurance Purchases by Non-Resident Aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.


7. The disclosure under the section of the prospectus entitled "Distribution of Policies" is deleted and the following substituted is substituted in its place.


     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.


Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard Compensation" and "Additional Compensation and Revenue Sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide the schedule of standard compensation as well as additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard Compensation. Through JH Distributors, JH U.S.A pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.



8. The disclosure regarding the Statement of Additional Information that appears after the last page of the prospectus is deleted and the following substituted in its place.

     In addition to this prospectus, JH U.S.A. has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about JH U.S.A. and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JH U.S.A. representative. The SAI may be obtained by contacting the JH U.S.A. Service Office. You should also contact the JH Service Office to request any other information about your policy or to make any inquiries about its operation.